PROSPECTUS
May 1, 2010

SUNAMERICA SERIES TRUST
(Class 1 Shares)

Class 1 Shares:
Portfolio	Ticker Symbols

Aggressive Growth Portfolio	STAGA
Alliance Growth Portfolio	STALA
Balanced Portfolio	STSBA
Cash Management Portfolio	STCMA
Corporate Bond Portfolio	STCBA
Davis Venture Value Portfolio	STDVA
“Dogs” of Wall Street Portfolio	STDWA
Emerging Markets Portfolio	STEMA
Equity Index Portfolio	STEXA
Equity Opportunities Portfolio	STFVA
Fundamental Growth Portfolio	STPGA
Global Bond Portfolio	STGBA
Global Equities Portfolio	STGEA
Growth-Income Portfolio	STGIA
High-Yield Bond Portfolio	STHYA
International Diversified Equities Portfolio	STIDA
International Growth and Income Portfolio	STIGA
Real Estate Portfolio	STREA
Small Company Value Portfolio	STSCA
Telecom Utility Portfolio	STTUA
Total Return Bond Portfolio	STWHA

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summaries	1
Aggressive Growth Portfolio	1
Alliance Growth Portfolio	3
Balanced Portfolio	5
Cash Management Portfolio	8
Corporate Bond Portfolio	11
Davis Venture Value Portfolio	14
“Dogs” of Wall Street Portfolio	16
Emerging Markets Portfolio	18
Equity Index Portfolio	20
Equity Opportunities Portfolio	22
Fundamental Growth Portfolio	25
Global Bond Portfolio	28
Global Equities Portfolio	32
Growth-Income Portfolio	34
High-Yield Bond Portfolio	36
International Diversified Equities Portfolio	38
International Growth and Income Portfolio	41
Real Estate Portfolio	43
Small Company Value Portfolio	45
Telecom Utility Portfolio	47
Total Return Bond Portfolio	50
Important Additional Information	54
Additional Information About The Portfolios	55
Glossary	58
Investment Terminology	58
Risk Terminology	62
About the Indices	67
Management	68
Account Information	74
Financial Highlights	77
For More Information	83

i

Portfolio Summary: Aggressive Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.75%
Service (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.95%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small and medium sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The subadviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The subadviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the adviser searches for companies that demonstrate the following characteristics:

•	Solid revenue growth
•	Gross and operating margin improvement
•	Opportunity for multiple expansion
•	Strong management team
•	Excellent past operating performance

The subadviser utilizes these factors to identify individual securities and then employs cost-benefit analysis to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio. The subadviser may engage in frequent and active trading of portfolio securities.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

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SunAmerica Series Trust

Portfolio Summary: Aggressive Growth Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Prior to July 20, 2009, the Portfolio was managed by SunAmerica Asset Management Corp.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.94% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.65% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 7.71%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	40.55%	-3.99%	-6.09%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management Incorporated.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Jerome C. Philpott, CFA	2009	Managing Director and Senior Portfolio Manager
Stuart O. Roberts	2009	Senior Portfolio Manager
Lance Marx, CFA	2009	Assistant Portfolio Manager and Senior Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.62%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.68%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$69	$218	$379	$847

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a

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SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.92% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.07% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	41.03%	2.40%	-3.13%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Scott Wallace	2001	Senior Vice President and Large Cap Growth Portfolio Manager
David F. Randell	2009	Senior Vice President and US Large Cap Growth Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Investment Goal

The Portfolio’s investment goal is conservation of principal and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.67%
Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	0.84%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio’s assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies. However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales “against the box” (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index and a Blended Index. The Blended Index consists of 30% Russell 1000® Index, 30% S&P 500® Index, and 40% Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on January 23, 2006. Prior to January 23, 2006, SunAmerica Asset Management Corp. managed the Portfolio.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.21% (quarter ended September 30, 2009) and the lowest return for a quarter was -14.11%

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

(quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.12%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	23.99%	1.82%	-1.07%
Russell 1000® Index	28.43%	0.79%	-0.49%
S&P 500® Index	26.46%	0.42%	-0.95%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Blended Index	18.95%	2.64%	2.40%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrik Jakobson	2006	Managing Director and Senior Portfolio Manager of US Global Multi-Asset Group
Maddi Dessner	2006	Vice President and Portfolio Manager of the Global Multi-Asset Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

Investment Goal

The Portfolio’s investment goal is high current yield consistent with liquidity and preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.44%
Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.51%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$52	$164	$285	$640

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes, corporate debt instruments and asset-backed securities) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations). These securities may have fixed, floating or variable rates of interest.

The Portfolio may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The subadviser evaluates a number of factors in identifying investment opportunities and constructing the Portfolio’s portfolio. The subadviser considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Portfolio’s assets among different securities.

The subadviser, in connection with selecting individual investments for the Portfolio, evaluates a security based on its potential to generate income and to preserve capital. The subadviser considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The subadviser may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the subadviser believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Money Market Securities.  An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

Interest Rate Fluctuations Risk.  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become

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Portfolio Summary: Cash Management Portfolio

negative, which may result in a decline in the value of your investment.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Repurchase Agreements Risk.  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Concentration Risk.  The Portfolio may invest more than 25% of its assets in U.S. dollar obligations of banks. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Illiquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected the portfolio manager, may fail to produce the intended return.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the Portfolio’s average annual returns. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

9
SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was -0.09%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	0.13%	2.62%	2.56%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC).

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrick Ford	2008	Managing Director
Dale Albright	2008	Director
Erica McKinley	2008	Vice President

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

10
SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high total return with only moderate price risk.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.53%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.59%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$60	$189	$329	$738

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in corporate bonds. For purposes of this policy, corporate bonds include any corporate fixed-income security.

The subadviser seeks to enhance the Portfolio’s performance by allocating relatively more of its portfolio to the security type that the subadviser expects to offer the best balance between current income and risk. The subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds.” The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.

The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.

The Portfolio may also invest in the following derivatives: interest rate futures and interest rate options (up to 10% of net assets); credit default swaps and credit linked notes (up to 10% of net assets, with no more than 5% in CDX-Swaps); and up to 10% of net assets for all other derivatives, including currency swaps, total return swaps, interest rate swaps, caps, floors and collars.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in

11
SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Leverage Risk.  The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Credit Index and a Blended Index.

Effective May 1, 2010, the Portfolio changed a component of its Blended Index. The Prior Blended Index consisted of 75% Barclays Capital U.S. Credit Index and 25% Merrill Lynch High Yield Master II Index. The New Blended Index consists of 75% Barclays Capital U.S. Credit Index and 25% the Barclays Capital U.S. High Yield 2% Issuer Cap Index. The Portfolio changed a component of the Prior Blended Index because the new benchmark is more consistent with the subadviser’s investment style.

Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course,

12
SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.78% (quarter ended June 30, 2009) and the lowest return for a quarter was -4.92% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 3.33%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	30.98%	6.56%	7.15%
Barclays Capital U.S. Credit Index	16.04%	4.67%	6.63%
Barclays Capital U.S. High Yield 2% Issuer Cap Index	58.76%	6.49%	6.87%
Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%
Prior Blended Index	25.44%	5.20%	6.70%
New Blended Index	25.70%	5.24%	6.79%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Federated Investment Management.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Joseph M. Balestrino	1996	Senior Vice President and Senior Portfolio Manager
Mark E. Durbiano	1996	Senior Vice President and Senior Portfolio Manager
Brian S. Ruffner	2009	Vice President and Senior Investment Analyst
Christopher J. Smith	2000	Vice President and Senior Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

13
SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.72%
Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.77%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$79	$246	$428	$954

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in stocks with smaller capitalizations. The Portfolio may invest in foreign securities, including emerging market securities (up to 20% of net assets).

The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidence by a proven track record, significant alignment of interests in business, and intelligent application of capital;
•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and
•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.

The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

14
SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.73% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.98%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	33.48%	2.16%	3.11%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Christopher C. Davis	1999	Portfolio Manager
Kenneth C. Feinberg	1999	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

15
SunAmerica Series Trust

Portfolio Summary: “Dogs” of Wall Street Portfolio

Investment Goal

The Portfolio’s investment goal is total return (including capital appreciation and current income).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.60%
Service (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Portfolio Operating Expenses	0.78%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$80	$249	$433	$966

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.

The Portfolio employs a passively managed “buy and hold” strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average (“DJIA”) and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

The first 10 stocks represent the 10 highest yielding common stocks in the DJIA. This is popularly known as the “Dogs of the Dow” theory and was popularized in the early 1990’s. The strategy seeks to capitalize on relative undervaluation as defined by dividend yield. In an attempt to minimize volatility and maximize performance, the adviser has expanded the strategy by 20 stocks to create the Portfolio.

Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio’s stock selection criteria.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

16
SunAmerica Series Trust

Portfolio Summary: “Dogs” of Wall Street Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

“Passively Managed” Strategy Risk.  The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

Non-Diversification Risk.  The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.29% (quarter ended September 30, 2009) and the lowest return for a quarter was -19.91% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 5.87%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	20.23%	0.48%	3.41%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Brendan Voege	2004	Portfolio Manager and Quantitative Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	1.11%
Service (12b-1) Fees	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	1.31%

(1)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio’s most recent annual report, which does not include Acquired Fund Fees and Expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$133	$415	$718	$1,579

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its subadviser believes have above-average growth prospects in emerging markets outside the U.S.

An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle.

While the Portfolio may invest in companies of any size, it invests significantly in small-cap and mid-cap companies. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures, for both hedging and non-hedging purposes.

The subadviser’s emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection sources that the subadviser believes will contribute most to performance. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

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SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI Emerging Markets Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 34.42% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.23% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.11%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	76.70%	14.29%	7.96%
MSCI Emerging Markets Index	79.02%	15.88%	10.09%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Daniel Graña	2003	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Equity Index Portfolio

Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the “Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.40%
Service (12b-1) Fees	None
Other Expenses	0.47%
Total Annual Portfolio Operating Expenses	0.87%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$89	$278	$482	$1,073

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the Index.

The S&P 500® Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The Index tracks the performance of the large cap U.S. equity market. As of March 31, 2010, market capitalizations of companies in the Index ranged from approximately $1.26 billion to $316 billion, with a median market capitalization of $9.35 billion.

The subadviser may achieve the Portfolio’s objective by either investing in all or substantially all of the stocks included in the Index or, in the alternative, investing in a sampling of stocks included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index.

The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices and options on stock index futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the Index and to reduce transaction costs.

Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the index does not, the Portfolio will not duplicate the index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

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Portfolio Summary: Equity Index Portfolio

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Failure to Match Index Performance.  The ability of the Portfolio to replicate the performance of the S&P 500 ® may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses. When the Portfolio employs a sampling or ‘optimization’ strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

“Passively Managed” Strategy Risk.  The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 15.83% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.85% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 5.35%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	25.76%	-0.04%	-1.42%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by FAF Advisors, Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Walter A. French	1999	Senior Portfolio Manager and Director of Equity Securities Risk Management and Quantitative Products
David A. Friar	2000	Portfolio Manager and Quantitative Equity Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio

Investment Goal

The Portfolio’s investment goal is long term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.78%
Service (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Portfolio Operating Expenses	1.03%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$105	$328	$569	$1,259

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.

In selecting securities to buy or sell for the Portfolio, the portfolio managers use an investment process that uses multi-factor quantitative models to rank more than 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models:  The Portfolio uses both “top down” and “bottom up” quantitative models.

•	The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.
•	The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. More than a hundred company-specific factors are analyzed in constructing the “bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models may be used for each of the different market capitalization segments. These models incorporate both macro-economic variables and seasonal effects to attempt to predict the performance of the company specific factors.

Portfolio Construction:  The Portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Portfolio aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

In addition to quantitative research, the Portfolio’s managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio’s assets in any one company. The subadviser may engage in frequent and active trading of portfolio securities.

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SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 3000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, OppenheimerFunds, Inc. assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser. Also, effective May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.60% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 5.91%.

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Portfolio Summary: Equity Opportunities Portfolio

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	32.03%	-0.12%	1.12%
Russell 3000® Index	28.34%	0.76%	-0.20%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by OppenheimerFunds, Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Manind Govil, CFA	2009	Senior Vice President and Portfolio Manager
Anthony W. Gennaro, Jr., CPA, CFA	2009	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.85%
Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.96%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$98	$306	$531	$1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.

The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Portfolio may also invest, to a limited extent, in equity securities of medium capitalization companies. The subadviser may engage in frequent and active trading of portfolio securities.

The management team distinctly differentiates its investment process through the following five main tenets: 1. Research designed to “Surround the Company” — The team employs a rigorous bottom-up research process to identify solid investments. 2. Research companies across the market cap spectrum to develop unique fundamental insights — The investment team manages large capitalization, mid cap, and small- to-mid cap strategies. 3. Analysis of current balance sheet to understand future earnings — Financial analysis focuses equally on a company’s income statement and its balance sheet. 4. Disciplined management of valuation targets — The team establishes near-term and long-term price targets for each holding in the portfolio. 5. Construct portfolios to balance return vs. risk — The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

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SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Sector Risk.  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Growth Stock Risk.  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Depositary Receipts Risk.  Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Wells Capital Management Incorporated assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 15.64% (quarter ended September 30, 2009) and the lowest return for a quarter was -26.05% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	35.91%	-0.63%	-5.35%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

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Portfolio Summary: Fundamental Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Thomas J. Pence	2007	Managing Director and Senior Portfolio Manager
Michael C. Harris	2007	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.65%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.71%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$73	$227	$395	$883

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

The Portfolio also may invest in derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); hybrid instruments, forward commitments; inverse floaters; short-term investments, pass through securities and deferred interest bonds. The Portfolio may concentrate its investments in assets in a particular industry.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic

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SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Non-Diversification Risk.  The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than

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SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Hedging Foreign Currency Trading Risk.  The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Country Focus Risk.  To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single country or those few countries than if the Portfolio always maintained wide diversity among countries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in a particular country may be very sensitive to interest rate changes throughout the world.

Illiquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.

Concentration Risk.  The Portfolio may concentrate its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the J.P. Morgan Global Government Bond Index (un-hedged). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.01% (quarter ended March 31, 2008) and the lowest return for a quarter was -6.57% (quarter ended June 30, 2008). The year to date calendar return as of March 31, 2010 was -0.49%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	7.50%	6.57%	6.05%
J.P. Morgan Global Government Bond Index (un-hedged)	1.90%	4.60%	6.70%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Goldman Sachs Asset Management International.

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Portfolio Summary: Global Bond Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Andrew F. Wilson	1995	Managing Director, Co-Head US and Global Fixed Income and Co-Head of GSAM EMEA
Ian Lindsay	2001	Managing Director, Co-Head Global Lead Portfolio Management

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.85%
Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	1.02%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$104	$325	$563	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

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SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.52% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.38% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.47%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	29.45%	3.27%	-1.91%
MSCI World Index	29.99%	2.01%	-0.24%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised J.P. Morgan Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Sandeep Bhargava	2005	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.64%
Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.71%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$73	$227	$395	$883

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in securities (principally large-cap and mid-cap common stocks) that demonstrate the potential for appreciation and/or dividends. The Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment approach is bottom-up, research-driven and long-term in nature. The subadviser focuses on stocks that offer a combination of strong relative earnings growth and attractive valuation and generally tries to focus on companies that offer good potential for organic growth, rather than simply growth derived from a strengthening economy. In constructing the portfolio, the subadviser tries to offer better growth potential than the S&P 500® Index, but with similar valuation.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

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SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 13.72% (quarter ended September 30, 2009) and the lowest return for a quarter was -22.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.92%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	28.19%	-1.30%	-2.23%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

William D. Baird	2008	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high current income and, secondarily, capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.64%
Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.74%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$76	$237	$411	$918

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.

In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay-in-kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically

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SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio

issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Merrill Lynch High Yield Master II Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 17.81% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.09% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.87%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	41.82%	4.03%	4.41%
Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by PineBridge Investments, LLC.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Bryan Petermann	2001	Managing Director and Head of High Yield
John Yovanovic, CFA	2001	Managing Director and Head of High Yield Portfolio Management
Tim Lindvall, CFA	2002	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

37
SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.84%
Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.97%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio’s net assets may be invested in securities of issuers located in emerging markets.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. For example, the Portfolio may engage in forward foreign currency transactions for hedging purposes or to enhance return. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

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SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Non-Hedging Foreign Currency Trading Risk.  The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 26.03% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.49% (quarter ended September 30, 2002). The year to date calendar return as of March 31, 2010 was 0.23%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	29.25%	4.86%	-1.45%
MSCI EAFE® Index	31.78%	3.54%	1.17%

39
SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Morgan Stanley Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Ann Thivierge	1994	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

40
SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.93%
Service (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.05%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and that the subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks and will also invest in mid-cap foreign stocks. A portion of the Portfolio’s foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market. The subadviser may engage in frequent and active trading of portfolio securities.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market”

41
SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P/Citigroup World Ex-US Value Primary Markets Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 24.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.70% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 1.01%.

Average Annual Total Returns (For The Periods Ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	27.73%	1.47%	1.03%
S&P BMI Developed Ex-US Large Midcap Value Index	33.96%	4.98%	4.18%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Darren Jaroch	1999	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

42
SunAmerica Series Trust

Portfolio Summary: Real Estate Portfolio

Investment Goal

The Portfolio’s investment goal is total return through a combination of growth and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.78%
Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.86%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$88	$274	$477	$1,061

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is total return through a combination of growth and income. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments. The Portfolio invests primarily in mid-cap and small-cap stocks, preferred stocks and real estate investments trusts (REITs).

The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidence by a proven track record, significant alignment of interests in business, and intelligent application of capital;
•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and
•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.

The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

43
SunAmerica Series Trust

Portfolio Summary: Real Estate Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Real Estate Industry Risk.  The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio’s investments are, and likely will continue to be, interests in REITs.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Morgan Stanley REIT Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 30.87% (quarter ended September 30, 2009) and the lowest return for a quarter was -39.62% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 8.31%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Class 1 Shares	29.82%	-1.01%	9.42%
Morgan Stanley REIT Index	28.61%	0.23%	10.43%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Andrew A. Davis	2000	Portfolio Manager
Chandler Spears	2002	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

44
SunAmerica Series Trust

Portfolio Summary: Small Company Value Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	1.00%
Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.11%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$113	$353	$612	$1,352

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottom-up stock selection process and the subadviser invests in securities without regard to benchmark comparisons.

The Portfolio may also invest in foreign securities (up to 15% of net assets).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

45
SunAmerica Series Trust

Portfolio Summary: Small Company Value Portfolio

Small Sized Companies Risk.  Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective August 28, 2002, Franklin Advisory Services, LLC assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 24.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -28.31% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 9.67%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Class 1 Shares	31.99%	1.44%	7.14%
Russell 2000® Value Index	20.58%	-0.01%	8.27%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Franklin Advisory Services, LLC.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

William J. Lippman	2002	President and Portfolio Manager
Bruce Baughman, CPA	2002	Senior Vice President and Portfolio Manager
Margaret McGee	2005	Vice President and Portfolio Manager
Y. Dogan Sahin	2007	Portfolio Manager
Don Taylor	2002	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

46
SunAmerica Series Trust

Portfolio Summary: Telecom Utility Portfolio

Investment Goal

The Portfolio’s investment goal is total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.75%
Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Portfolio Operating Expenses	1.06%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$108	$337	$585	$1,294

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of utility companies. The subadviser considers a company to be a utilities company if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Utility companies may include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities), but may also invest in debt instruments, including corporate bonds and mortgage-backed and asset-backed securities. With respect to its investments in debt instruments, the Portfolio invests primarily in investment grade debt instruments, but may also invest in lower-quality debt instruments (commonly referred to as “junk bonds”). The Portfolio may invest in companies of any size. The Portfolio may also invest in foreign securities, including securities of issuers located in emerging markets.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and/or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the

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Portfolio Summary: Telecom Utility Portfolio

Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Utility and Telecommunications Industry Risk.  Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Securities of companies in the same or related industries can react similarly to market, economic, political or regulatory conditions and developments. As a result, the Portfolio’s performance could be more volatile than performance of more broadly-diversified funds.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

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Portfolio Summary: Telecom Utility Portfolio

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk.  A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, S&P Utility Index and S&P Telecommunication Services Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Massachusetts Financial Services Company assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.98% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was -0.31%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	32.06%	6.11%	1.11%
S&P 500® Index	26.46%	0.42%	-0.95%
S&P Utility Index	11.94%	6.03%	4.86%
S&P Telecommunication Services Index	8.94%	1.85%	-6.72%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Maura A. Shaughnessy	2007	Investment Officer
Robert D. Persons	2007	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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Portfolio Highlights: Total Return Bond Portfolio

Investment Goal

The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.60%
Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.68%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$69	$218	$379	$847

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 177% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed-income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Bonds, for purposes of satisfying the 80% investment requirement, include:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swaps agreements that have economic characteristics similar to the bonds mentioned above.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investor Services, or equivalently rated by Standard & Poor’s or Fitch Research, or, if unrated, determined by the subadviser to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The

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Portfolio Highlights: Total Return Bond Portfolio

Portfolio may also invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The portfolio may invest up to 33 1/3% in short sales. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit rating typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency

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Portfolio Highlights: Total Return Bond Portfolio

exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk.  The Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Prepayment and Extension Risk.  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

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Portfolio Highlights: Total Return Bond Portfolio

Effective May 1, 2008, Pacific Investment Management Company LLC (“PIMCO”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2008, Morgan Stanley Investment Management Inc. served as subadviser.

Performance for periods prior to May 1, 2008 reflects results when the Portfolio was managed as a global high-yield bond portfolio. The Portfolio may not achieve its investment goal and its performance may be impacted accordingly during this transition period.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.64% (quarter ended June 30, 2003) and the lowest return for a quarter was -6.72% (quarter ended September 30, 2001). The year to date calendar return as of March 31, 2010 was 2.02%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	11.65%	7.81%	6.50%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised PIMCO.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Chris P. Dialynas	2008	Managing Director, Portfolio Manager and senior member of the investment strategy group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 54.

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Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums

Tax Information

The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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Additional Information About The Portfolios

In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summary, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio’s investment strategy that requires 80% of its net assets to be invested in certain securities.

Aggressive Growth Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings (“IPOs”). Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Securities Selection Risk

Alliance Growth Portfolio.  The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Balanced Portfolio.  The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Counterparty Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk

Cash Management Portfolio.  The Portfolio also may invest in municipal obligations, extendible commercial notes, funding agreements, and other high-quality short-term obligations. The Portfolio may invest in U.S. dollar denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Foreign Investment Risk
•	Market Risk

Corporate Bond Portfolio.  The Portfolio also may invest in derivatives, including options and futures (up to 10% of assets), illiquid securities (up to 15% of assets), and hybrid instruments; may engage in currency transactions; and may invest in credit swaps, total return swaps and interest-rate swaps, caps, floors, collars, pass-through and convertible securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Convertible Securities Risk
•	Currency Volatility Risk
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Small- and Medium-Sized Companies Risk

Davis Venture Value Portfolio.  The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Financial Institutions Sector Risk
•	Headline Risk
•	Market Risk
•	Medium Sized Companies Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk

“Dogs” of Wall Street Portfolio.  The quarterly selection of the thirty stocks that meet the Portfolio’s criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock’s respective percentage of the Portfolio’s assets. The Portfolio may make short-term and defensive investments and engage in

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options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Large Cap Companies Risk
•	Market Risk

Emerging Markets Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk

Equity Index Portfolio.  The Portfolio may make short-term and defensive investments; and may invest in registered investment companies, firm commitments and when-issued and delayed-delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

•	Market Risk
•	Medium Sized Companies Risk

Equity Opportunities Portfolio.  The Portfolio may make short-term and defensive investments, and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk

Fundamental Growth Portfolio.  The Portfolio may also invest in real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less, illiquid securities (up to 15%), small-cap stocks, and IPOs. Additional risks that the portfolio may be subject are as follows:

•	Derivatives Risk
•	Real Estate Industry Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Small Companies Risk

Global Bond Portfolio.  The Portfolio also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:

•	Hedging Risk
•	Prepayment and Extension Risk

Global Equities Portfolio.  The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Large Cap Companies Risk
•	Market Risk
•	Securities Selection Risk
•	Small and Medium Sized Companies Risk
•	Value Investing Risk

Growth-Income Portfolio.  The Portfolio also may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Hedging Risk
•	Market Risk
•	Securities Selection Risk

High-Yield Bond Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Short Sales Risk

International Diversified Equities Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk

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International Growth and Income Portfolio.  The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Currency Volatility Risk
•	Hedging Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Small Sized Companies Risk

Real Estate Portfolio.  The Portfolio also may invest in foreign securities, convertible securities, corporate bonds, U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Foreign Investment Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk

Small Company Value Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; REITs; convertible securities, warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Real Estate Industry Risk
•	Risk of Investing in Bonds
•	Securities Selection Risk
•	Sector Risk
•	U.S. Government Obligations Risk

Telecom Utility Portfolio.  The Portfolio also may invest in options and futures, real estate investment trusts, hybrid instruments, over-the-counter securities and forward currency exchange contracts. The Portfolio may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	OTC Risk
•	Prepayment and Extension Risk
•	Real Estate Industry Risk

Total Return Bond Portfolio.  The Portfolio may invest in illiquid securities, equity, initial public offerings (IPOs), other investment companies, forward commitments and when-issued, delayed delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

•	Call Risk
•	Convertible Securities Risk
•	Equity Securities Risk
•	Illiquidity Risk
•	Insurer Risk
•	IPO Investing Risk

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Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios’ ability to invest in ETFs is limited by the Investment Company Act of 1940.

Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating

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agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB” or above by S&P or Fitch Ratings (“Fitch”), or “Baa” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.

Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

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“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Income is interest payments from bonds or dividends from stocks.

Inflation swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.

Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Except as noted on a Portfolio’s Summary:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the

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interest payments is based, is tied to a reference pool or pools of mortgages.

“Net assets” takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Qualitative analysis uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

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Risk Terminology

Active Trading Risk – A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Call Risk – The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by a Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Concentration Risk – A Portfolio concentrates its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Convertible Securities Risk – The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security or loan held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. A Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency Volatility Risk – The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

Depositary Receipts Risk – Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-

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hedging positions may be substantially greater than the cost of the position.

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Financial Institutions Sector Risk – Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign Sovereign Debt Risk – Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Headline Risk – Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity Risk – When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non- investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political

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Glossary

events, or adverse investor perceptions whether or not accurate.

Insurer Risk – A Portfolio may purchase municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of the both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. Certain of the insurance companies that provide insurance for these securities provide insurance for sub-prime securities. Recently, the value of sub-prime securities (securities backed by subprime loans or mortgages) has declined and some may default, increasing a bond insurer’s risk of having to make payments to holders of those securities. In addition, some of these insurers have sold insurance, in the form of credit default swaps, on these same securities. Because of those risks, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk lower valuations and possible loss.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Initial Public Offering Investing Risk – A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Leverage Risk – A Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leverage risk. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk – A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Diversification Risk – A Portfolio is organized as a “non-diversified” Portfolio. A non-diversified portfolio may invest a larger portion of their assets in the stock of a single

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Glossary

company than a diversified fund, and thus they can concentrate in a smaller number of issuers. The Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.

Non-Hedging Foreign Currency Trading Risk – A Portfolio may engage in forward foreign currency transactions for speculative purposes. A Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Over-the-Counter Risk – OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

“Passively Managed” Strategy Risk – A Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Prepayment and Extension Risk – Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Real Estate Industry Risk – Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Junk Bonds – A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Sector Risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Securities Selection Risk – A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Short Sales Risk – Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable

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Glossary

information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Technology Company Risk – There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

Unseasoned Companies Risk – Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Utility and Telecommunications Industry Risk – Securities in the utilities sector are subject to many risks, including increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; reduced demand for service due to the energy conservation or other factors; technological obsolescence of existing plants, equipment or products, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and other negative impacts of regulation. Telecommunications companies are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer. Securities of companies in the same or related industries can react similarly to market, economic, political or regulatory conditions and developments. As a result, the Portfolio’s performance could be more volatile than performance of more broadly-diversified funds.

Value Investing Risk – The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

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About the Indices

The Barclays Capital U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

The Barclays Capital U.S. High Yield 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least 1 year to maturity.

The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.

The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

The Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

The Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM measures the performance of companies representative of the market structure of 26 emerging market economies. The MSCI Emerging Markets Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The Morgan Stanley Capital International (MSCI) World Indexsm measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

The S&P BMI Developed Ex-US Large Midcap Value Index (formerly, the S&P/Citigroup World Ex-US Value Primary Markets Index) is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400®, 500®, and 600®.

The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.

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Management

Information about the
Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of January 31, 2010. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2010, each Portfolio paid SAAMCo a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Aggressive Growth Portfolio	0.75%
Alliance Growth Portfolio	0.62%
Balanced Portfolio	0.67%
Cash Management Portfolio	0.44%
Corporate Bond Portfolio	0.53%
Davis Venture Value Portfolio	0.72%
“Dogs” of Wall Street Portfolio	0.60%
Emerging Markets Portfolio	1.11%
Equity Index Portfolio	0.40%
Equity Opportunities Portfolio	0.78%
Fundamental Growth Portfolio	0.85%
Global Bond Portfolio	0.65%
Global Equities Portfolio	0.85%
Growth-Income Portfolio	0.64%
High-Yield Bond Portfolio	0.64%
International Diversified Equities Portfolio	0.84%
International Growth and Income Portfolio	0.93%
Real Estate Portfolio	0.78%
Small Company Value Portfolio	1.00%
Telecom Utility Portfolio	0.75%
Total Return Bond Portfolio	0.60%

SAAMCo is voluntarily waiving on an annual basis a portion of its Management Fees for the Portfolios set forth below:

Amount of
Waiver
Equity Index Portfolio	0.05%
Fundamental Growth Portfolio*	0.05%
International Growth & Income Portfolio	0.05%

*	The Management Fee waiver for the Fundamental Growth Portfolio became effective on October 1, 2009. The Management Fee waiver in the table above reflects the current waiver as if it had been in effect for a full fiscal year. For the fiscal year ended January 31, 2010, the Management Fee waiver for the Fundamental Growth Portfolio was 0.02%, which is reflected in the Expense Example below.

Because the waiver of Management Fees is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” set forth in each Portfolio’s Annual Portfolio Operating Expenses table in the Portfolio Summaries. In addition, this additional waived amount will not be taken into account when determining the ability of SAAMCo to recoup any previously waived or reimbursed expenses.

SAAMCo has voluntarily agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement for the following Portfolio classes do not exceed the amounts set forth below:

Class 1
Equity Index Portfolio	0.55%

These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above, with the exception of the Management Fee waivers, are subject to recoupment by SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and maintain the voluntary expense limitations listed above.

The “Other Expenses” included in the Total Annual Portfolio Operating Expenses in the Portfolio Summaries for the following

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Portfolios include acquired fund fees and expenses, which were less than 0.01%: Aggressive Growth, Balanced and Equity Opportunities Portfolios. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized new expenses of, the particular acquired fund.

Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s “Other Expenses” have been reduced. The Other Expenses shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the following Portfolios as of January 31, 2010 would have been as follows:

Class 1
Aggressive Growth Portfolio	0.93%
Alliance Growth Portfolio	0.67%
Balanced Portfolio*	0.84%
Davis Venture Value Portfolio*	0.77%
Emerging Markets Portfolio	1.24%
Fundamental Growth Portfolio	0.91%
Growth-Income Portfolio*	0.71%
International Growth and Income Portfolio	1.04%
Real Estate Portfolio	0.85%
Telecom Utility Portfolio	1.05%
* The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

The Expense Example in the Portfolio Summaries do not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts that are shown above. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1	3	5	10
	Year	Year	Year	Year

Aggressive Growth Portfolio
(Class 1 shares)	$95	$296	$515	$1,143

Alliance Growth Portfolio
(Class 1 shares)	$68	$214	$373	$835

Balanced Portfolio**
(Class 1 shares)	$86	$268	$466	$1,037

Davis Venture Value**
(Class 1 shares)	$79	$246	$428	$954

Emerging Markets Portfolio
(Class 1 shares)	$126	$393	$681	$1,500

Equity Index Portfolio
(Class 1 shares)	$56	$176	$307	$689

Fundamental Growth Portfolio
(Class 1 shares)	$91	$284	$493	$1,096

Growth-Income Portfolio**
(Class 1 shares)	$73	$227	$395	$883

International Growth and Income Portfolio
(Class 1 shares)	$101	$315	$547	$1,213

Real Estate Portfolio
(Class 1 shares)	$87	$271	$471	$1,049

Telecom Utility Portfolio
(Class 1 shares)	$107	$334	$579	$1,283

** The amount of the voluntary fee waiver and/or expense reimbursements by SAAMCo and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

Information about the Investments Adviser’s Management of Certain Portfolios

SAAMCo is responsible for making the day-to-day investment decisions for the “Dogs” of Wall Street Portfolio.

The “Dogs” of Wall Street Portfolio is managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at FactSet Research Systems. Mr. Voege holds the CFA designation.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.

A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the

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Trust’s Annual Report to shareholders for the period ended January 31, 2010.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.

AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of January 31, 2010, AllianceBernstein had approximately $480 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace and David F. Randell. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Randell, Senior Vice President of AllianceBernstein and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2007. Prior to joining AllianceBernstein, he was with GTCR Golder Rauner LLC, a leading private equity firm, where he was a principal and member of the Investment Committee. Previously, Mr. Randell spent seven years at Dresdner Kleinwort Wasserstein serving as a Managing Director in the investment banking group, specializing in mergers and acquisitions.

The Growth-Income Portfolio is managed by William D. Baird. Mr. Baird joined AllianceBernstein in 1994 and is currently a Senior Vice President and Portfolio Manager.

BofA Advisors, LLC (BofA Advisors) (formerly Columbia Management Advisors, LLC) is located at 100 Federal Street, Boston, MA 02110. BofA Advisors is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, BofA Advisors acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of January 31, 2010, CMA had approximately $303.7 billion in assets under management.

Patrick Ford, Dale Albright and Erica McKinley are responsible for the day-to-day management of the Cash Management Portfolio. Mr. Ford, Managing Director, has been associated with BofA Advisors or its predecessors as an investment professional, and has provided service to the Portfolio, since May 2007. Prior to joining BofA Advisors, Mr. Ford was a portfolio manager at BlackRock. Mr. Albright, Director, has been with BofA Advisors or its predecessors as an investment professional since 2008. Prior to joining BofA Advisors, Mr. Albright was a portfolio manager for Morgan Stanley Investment Management from 1990 to 2008. Ms. McKinley, Vice President, has been associated with BofA Advisors or its predecessors as an investment professional since 2000.

Davis Selected Advisers, L.P. d/b/a Davis Advisors (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SunAmerica) for the assets of the Portfolios allocated to it. As of January 31, 2010, Davis had approximately $70 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

FAF Advisors, Inc. (FAF) is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffray Asset Management) serves as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of January 31, 2010, FAF had more than $96 billion in assets under management.

The Equity Index Portfolio is managed by Walter A. French and David A. Friar. Mr. French has served as the primary manager of the Portfolio since joining FAF in 1999. Mr. Friar, Quantitative Equity Analyst, has co-managed the Portfolio since July 2000.

Federated Investment Management Company (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue,

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Pittsburgh, PA 15222-3779. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of January 31, 2010, Federated and affiliated companies had approximately $385 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers: Joseph M. Balestrino, Mark E. Durbiano, Brian S. Ruffner and Christopher J. Smith. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President, Senior Portfolio Manager, Fixed Income Market Strategist and Head of the Domestic High Grade Corporate Bond Group. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President, Senior Portfolio Manager and Head of the Domestic High Yield Group.  Mr. Ruffner joined Federated in 1994 and is currently a Vice President and Senior Investment Analyst. Mr. Smith joined Federated in 1995 and is currently a Vice President and Senior Portfolio Manager. Mr. Balestrino, Mr. Durbiano and Mr. Smith hold the Chartered Financial Analyst designation. Mr. Balestrino serves as a back-up portfolio manager to the Portfolio.

Franklin Advisory Services, LLC (Franklin) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2010, Franklin Templeton Investments managed approximately $548 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, CPA, Margaret McGee, Y. Dogan Sahin, CFA, and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Sahin joined Franklin in 2001 and is currently a portfolio manager. Prior to joining Franklin Advisory Services in 2003, Mr. Sahin was a research analyst in Franklin’s San Mateo, California office where he provided industry specific equity research of specialty retail companies. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

Goldman Sachs Asset Management International (GSAM International) is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM International is regulated by the Financial Services Authority and has been a registered investment adviser since 1991 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2009, Goldman Sachs Asset Management, L.P., including its investment advisory affiliates, one of which is GSAM International, had assets under management of $753.4 billion.

The Global Bond Portfolio is managed by Andrew F. Wilson and Iain Lindsay. Mr. Wilson is currently Managing Director, Co-Head of Global Fixed Income and Liquidity Management, Co-Head of GSAM Europe, Middle East and Africa (EMEA), and a member of the Fixed Income Strategy Group and Country Strategy team. Mr. Wilson joined GSAM International in 1995, as a portfolio manager in Global Fixed Income. Mr. Lindsay is currently Managing Director, Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Previously, Mr. Lindsay was a senior portfolio manager for the global fixed income and currency management team. Mr. Lindsay joined GSAM International in 2001.

J.P. Morgan Investment Management Inc. (JP Morgan) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2009, JP Morgan together with its affiliated companies had approximately $1.2 trillion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan’s Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan’s Global Portfolios Group based in London.

Massachusetts Financial Services Company (MFS®) is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS is a subsidiary of

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Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. Net assets under the management of the MFS organization were approximately $180 billion as of January 31, 2010. MFS® is a registered trademark of Massachusetts Financial Services Company.

The Telecom Utility Portfolio is managed by an investment team comprised of Maura A. Shaughnessy and Robert D. Persons. Ms. Shaughnessy has been employed in the investment are of MFS since 1991. Mr. Persons has been employed in the investment area of MFS since 2000. The Portfolio Managers’ primary roles are as follows: Ms. Shaughnessy: Equity Securities Portfolio Manager; Mr. Persons: Debt Securities Portfolio Manager.

Morgan Stanley Investment Management Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2009, MSIM together with its affiliated asset management companies had approximately $395.3 billion in assets under management.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

OppenheimerFunds, Inc. (Oppenheimer) has been an investment adviser since 1960. As of January 31, 2010, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $160 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Manind Govil, CFA, Senior Vice President and Main Street Team Leader, and Anthony W. Gennaro, Jr., CFA, CPA, Vice President, since May 2009. Prior to joining Oppenheimer, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC, and Mr. Genarro was sector manager for media, internet and telecom, and a co-portfolio manager for mid cap portfolios with RS Investment Management Co. LLC.

Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of January 31, 2010, PIMCO had approximately $1,028 billion in assets under management. PIMCO’s address is 840 Newport Center Drive, Newport Beach, CA 92660.

The Total Return Bond Portfolio is managed by Chris P. Dialynas. Mr. Dialynas is a Managing Director in the Newport Beach office, portfolio manager, and a member of PIMCO’s Investment Committee. He has written extensively and lectured on the topic of fixed income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He joined PIMCO in 1980. Mr. Dialynas has thirty-one years of investment experience.

PineBridge Investments LLC (PineBridge) is a Delaware limited liability company and is located at 70 Pine Street, New York, New York 10270. PineBridge is a wholly owned subsidiary of PineBridge Global Investments LLC, which is a wholly owned indirect subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asia-based private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard. As of December 31, 2009, PineBridge managed approximately $87.3 billion in assets.

The High-Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. Mr. Petermann is Managing Director, Head of U.S. Public Fixed Income and Head of High Yield Investments for PineBridge. Mr. Petermann joined PineBridge as a research analyst with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in October 2003. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for PineBridge. Mr. Yovanovic joined PineBridge with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for PineBridge. Mr. Lindvall joined PineBridge in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

Putnam Investment Management, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of January 31, 2010, Putnam had approximately $112.67 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Graña. Mr. Graña is a Managing Director and the Portfolio Manager of Putnam Emerging Markets Equity Fund and emerging markets equity institutional portfolios. Mr. Graña joined Putnam in 1999 as an Equity Research Analyst, covering the emerging market, financial, and consumer goods sectors. He was promoted to his

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current role in 2003. A CFA charterholder, Mr. Graña has been in the investment industry since 1993.

The International Growth and Income Portfolio is managed by Darren A. Jaroch. Mr. Jaroch is a Vice President and Portfolio Manager responsible for all global and international value institutional portfolios. He is also Portfolio Manager of Putnam International Value Fund. A CFA charterholder, Mr. Jaroch joined Putnam as a Quantitative Analyst in 1999 and has been in the investment industry since 1996.

Wells Capital Management Incorporated (Wells Capital) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2009, Wells Capital managed assets aggregating in excess of $373 billion.

The Aggressive Growth Portfolio is managed by an investment team comprised of Jerome C. Philpott, CFA, Stuart O. Roberts and Lance Marx, CFA. Mr. Philpott is Managing Director and a Senior Portfolio Manager for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team 1991. Mr. Roberts is a Senior Portfolio Manager for Wells Capital Montgomery Growth Equity Team He founded the Montgomery Growth Equity Team 1990. Mr. Marx serves as an Assistant Portfolio Manager and Senior Analyst for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team in 2001. The Montgomery Growth Equity Team was acquired by Wells Capital in 2003.

The Fundamental Growth Portfolio is managed by an investment team led by Thomas J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select growth portfolios. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management from 2000 to 2005. Mr. Pence has earned the right to use the CFA designation. Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Prior to joining Wells Capital in 2005, Mr. Harris held similar roles with Strong Capital Management from 2000 to 2005. Mr. Harris has earned the right to use the CFA designation.

Information about the Distributor

SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers only Class 1 shares.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares.  The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices.  The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests.  The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

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Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Dividend Policies and Taxes

Distributions.  Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestments.  The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio.  Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These

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designations and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

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Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 1 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets		net assets		turnover

Cash Management Portfolio — Class 1
01/31/06	$10.69	$0.32	$—	$0.32	$(0.09)	$—	$(0.09)	$10.92	3.04%	$191,254	0.54%		2.91%		—%
01/31/07	10.92	0.52	(0.01)	0.51	(0.28)	—	(0.28)	11.15	4.71	216,529	0.50		4.63		—
01/31/08	11.15	0.54	(0.06)	0.48	(0.42)	—	(0.42)	11.21	4.35	293,097	0.51		4.81		—
01/31/09	11.21	0.23	(0.13)	0.10	(0.34)	—	(0.34)	10.97	0.94	301,076	0.49		2.03		—
01/31/10	10.97	(0.01)	0.00	(0.01)	(0.27)	—	(0.27)	10.69	(0.05)	184,424	0.51		(0.05)		—

Corporate Bond Portfolio — Class 1
01/31/06	12.02	0.62	(0.44)	0.18	(0.55)	—	(0.55)	11.65	1.60	280,564	0.62		5.23		44
01/31/07	11.65	0.65	0.02	0.67	(0.53)	—	(0.53)	11.79	5.82	285,098	0.60		5.53		41
01/31/08	11.79	0.65	0.10	0.75	(0.48)	—	(0.48)	12.06	6.46	289,694	0.59		5.42		29
01/31/09	12.06	0.74	(1.56)	(0.82)	(0.52)	—	(0.52)	10.72	(6.55)	222,114	0.59		6.41		59
01/31/10	10.72	0.87	2.33	3.20	(0.77)	—	(0.77)	13.15	30.18	260,596	0.59		7.18		33

Global Bond Portfolio — Class 1
01/31/06	11.74	0.28	0.06	0.34	(0.38)	(0.06)	(0.44)	11.64	2.98	97,472	0.83		2.40		164
01/31/07	11.64	0.30	0.04	0.34	(1.11)	(0.23)	(1.34)	10.64	3.08	85,764	0.82		2.57		44
01/31/08	10.64	0.49	1.32	1.81	(0.06)	(0.05)	(0.11)	12.34	17.15	113,115	0.82	(1)	4.44	(1)	55
01/31/09	12.34	0.31	(0.56)	(0.25)	(0.39)	(0.07)	(0.46)	11.63	(1.77)	93,219	0.77		2.59		89
01/31/10	11.63	0.33	1.10	1.43	(0.43)	(0.30)	(0.73)	12.33	12.29	89,061	0.71		2.69		72

High-Yield Bond Portfolio — Class 1
01/31/06	7.30	0.57	0.16	0.73	(0.77)	—	(0.77)	7.26	10.65	242,766	0.74	(1)	7.75	(1)	71
01/31/07	7.26	0.54	0.34	0.88	(0.60)	—	(0.60)	7.54	12.41	231,605	0.69		7.22		60
01/31/08	7.54	0.59	(0.76)	(0.17)	(0.57)	—	(0.57)	6.80	(2.63)	156,636	0.74		7.78		78
01/31/09	6.80	0.63	(2.42)	(1.79)	(0.72)	—	(0.72)	4.29	(27.54)	96,492	0.75		10.37		66
01/31/10	4.29	0.53	1.13	1.66	(0.46)	—	(0.46)	5.49	39.38	123,988	0.74		10.58		112
Total Return Bond Portfolio — Class 1
01/31/06	7.68	0.52	0.10	0.62	(0.63)	—	(0.63)	7.67	8.49	80,462	0.97		6.69		48
01/31/07	7.67	0.48	0.13	0.61	(0.60)	—	(0.60)	7.68	8.27	74,677	0.97		6.26		42
01/31/08	7.68	0.52	(0.07)	0.45	(0.52)	—	(0.52)	7.61	5.90	66,587	0.97		6.66		33
01/31/09	7.61	0.31	0.07	0.38	(0.27)	—	(0.27)	7.72	5.31	78,982	0.81		4.14		348
01/31/10	7.72	0.28	0.72	1.00	(0.16)	—	(0.16)	8.56	13.05	115,667	0.68		3.45		177

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	The ratio is gross of custody credits of 0.01%.

77
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000’s)	net assets		net assets		turnover

Balanced Portfolio — Class 1
01/31/06	$13.82	$0.31	$0.30	$0.61	$(0.35)	$—	$(0.35)	$14.08	4.55	%(2)	$224,250	0.73	%(1)	2.16	%(1)	227%
01/31/07	14.08	0.36	1.10	1.46	(0.41)	—	(0.41)	15.13	10.46		191,204	0.74		2.50		141
01/31/08	15.13	0.38	(0.26)	0.12	(0.46)	—	(0.46)	14.79	0.61	(3)	152,768	0.78	(1)	2.45	(1)	74
01/31/09	14.79	0.34	(4.20)	(3.86)	(0.48)	—	(0.48)	10.45	(26.36)		86,808	0.80	(1)	2.52	(1)	91
01/31/10	10.45	0.25	2.55	2.80	(0.42)	—	(0.42)	12.83	26.80		93,954	0.84	(1)	2.08	(1)	108

Telecom Utility Portfolio — Class 1
01/31/06	8.65	0.32	0.60	0.92	(0.39)	—	(0.39)	9.18	10.90		43,498	0.91	(1)(5)	3.54	(1)(5)	6
01/31/07	9.18	0.35	1.78	2.13	(0.37)	—	(0.37)	10.94	23.49		50,319	0.90	(1)	3.50	(1)	73
01/31/08	10.94	0.30	0.97	1.27	(0.38)	—	(0.38)	11.83	11.38		46,594	1.02	(1)	2.44	(1)	171
01/31/09	11.83	0.27	(4.25)	(3.98)	(0.28)	—	(0.28)	7.57	(33.75)		22,918	1.03	(1)	2.54	(1)	69
01/31/10	7.57	0.33	1.82	2.15	(0.50)	—	(0.50)	9.22	28.40		23,270	1.06	(1)	3.83	(1)	66

Equity Index Portfolio — Class 1
01/31/06	10.05	0.14	0.84	0.98	(0.17)	—	(0.17)	10.86	9.86		41,634	0.55	(4)(5)	1.30	(4)(5)	2
01/31/07	10.86	0.16	1.34	1.50	(0.18)	—	(0.18)	12.18	13.89		37,909	0.55	(4)	1.38	(4)	2
01/31/08	12.18	0.18	(0.49)	(0.31)	(0.20)	—	(0.20)	11.67	(2.76)		30,261	0.55	(4)	1.44	(4)	2
01/31/09	11.67	0.18	(4.66)	(4.48)	(0.22)	—	(0.22)	6.97	(38.73)		15,907	0.55	(4)	1.74	(4)	4
01/31/10	6.97	0.14	2.11	2.25	(0.22)	—	(0.22)	9.00	32.31		17,029	0.55	(4)	1.68	(4)	3

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Balanced Class 1	0.02%	—%	0.01%	0.01%	0.00%
Telecom Utility Class 1	0.03	0.04	0.02	0.01	0.01

(2)	The Portfolio’s total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s total return was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.
(4)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/06(5)	1/07	1/08	1/09	1/10	1/06(5)	1/07	1/08	1/09	1/10

Equity Index Class 1	0.63%	0.67%	0.70%	0.81%	0.87%	1.24%	1.28%	1.29%	1.48%	1.36%

(5)	Net of custody credits of 0.01%

78
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets		net assets		turnover

Growth-Income Portfolio — Class 1
01/31/06	$23.25	$0.14	$3.11	$3.25	$(0.14)	$—	$(0.14)	$26.36	14.05%		$715,382	0.61	%(1)	0.58	%(1)	36%
01/31/07	26.36	0.20	1.42	1.62	(0.20)	—	(0.20)	27.78	6.17		567,436	0.63	(1)	0.76	(1)	44
01/31/08	27.78	0.19	(0.56)	(0.37)	(0.28)	—	(0.28)	27.13	(1.46)		418,964	0.64	(1)	0.69	(1)	34
01/31/09	27.13	0.20	(10.64)	(10.44)	(0.27)	(3.04)	(3.31)	13.38	(40.37)		190,022	0.68	(1)	0.90	(1)	70
01/31/10	13.38	0.14	3.69	3.83	(0.23)	—	(0.23)	16.98	28.61		198,240	0.71	(1)	0.90	(1)	49

Equity Opportunities Portfolio — Class 1
01/31/06	16.06	0.25	1.09	1.34	(0.26)	—	(0.26)	17.14	8.50		176,962	0.76	(1)	1.46	(1)	55
01/31/07	17.14	0.28	2.35	2.63	(0.30)	(0.21)	(0.51)	19.26	15.51		157,526	0.76	(1)	1.54	(1)	59
01/31/08	19.26	0.19	(1.25)	(1.06)	(0.35)	(1.96)	(2.31)	15.89	(7.05)		110,739	0.88	(1)	1.00	(1)	170
01/31/09	15.89	0.11	(5.97)	(5.86)	(0.23)	(2.82)	(3.05)	6.98	(40.05)		50,402	1.00		0.88		142
01/31/10	6.98	0.07	2.76	2.83	(0.12)	—	(0.12)	9.69	40.50		57,061	1.03		0.81		147

Davis Venture Value Portfolio — Class 1
01/31/06	25.94	0.28	3.25	3.53	(0.28)	—	(0.28)	29.19	13.71		1,819,150	0.76	(1)	1.03	(1)	14
01/31/07	29.19	0.28	4.06	4.34	(0.31)	—	(0.31)	33.22	14.96	(2)	1,720,746	0.76	(1)	0.91	(1)	16
01/31/08	33.22	0.41	(0.51)	(0.10)	(0.31)	(1.54)	(1.85)	31.27	(0.80)		1,348,011	0.77	(1)	1.21	(1)	14
01/31/09	31.27	0.29	(12.30)	(12.01)	(0.48)	(4.11)	(4.59)	14.67	(41.35	)(3)	606,016	0.78	(1)	1.12	(1)	16
01/31/10	14.67	0.15	6.00	6.15	(0.30)	(0.44)	(0.74)	20.08	41.94		700,922	0.77	(1)	0.81	(1)	14

“Dogs” of Wall Street Portfolio — Class 1
01/31/06	10.37	0.24	0.04	0.28	(0.26)	(0.02)	(0.28)	10.37	2.91		68,668	0.70	(1)	2.26	(1)	26
01/31/07	10.37	0.25	1.85	2.10	(0.28)	(0.19)	(0.47)	12.00	20.57		67,972	0.71	(1)	2.22	(1)	45
01/31/08	12.00	0.25	(0.55)	(0.30)	(0.31)	(0.72)	(1.03)	10.67	(2.89)		45,384	0.73	(1)	2.24	(1)	61
01/31/09	10.67	0.29	(3.81)	(3.52)	(0.33)	(1.71)	(2.04)	5.11	(37.13)		21,919	0.75	(1)	3.31	(1)	74
01/31/10	5.11	0.20	1.65	1.85	(0.30)	—	(0.30)	6.66	36.46		24,588	0.78		3.35		66

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Growth-Income Class 1	0.01%	0.01%	0.00%	0.01%	0.00%
Equity Opportunities Class 1	0.05	0.04	0.03	—	—
Davis Venture Value Class 1	0.01	0.00	0.00	0.00	0.00
“Dogs” of Wall Street Class 1	0.00	0.02	0.01	0.00	—

(2)	The Portfolio’s performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s performance figure was increased by 0.04% from gains on the disposal of investments in violation of investment restrictions.

79
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(1)		net assets(1)		turnover

Alliance Growth Portfolio — Class 1
01/31/06	$18.08	$0.02	$5.07	$5.09	$(0.08)	$—	$(0.08)	$23.09	28.23%	$878,869	0.66%		0.10%		66%
01/31/07	23.09	0.01	(0.59)	(0.58)	(0.03)	—	(0.03)	22.48	(2.52)	640,828	0.66		0.07		91
01/31/08	22.48	0.04	(0.04)	0.00	(0.01)	—	(0.01)	22.47	(0.00)	470,282	0.66		0.15		110
01/31/09	22.47	0.09	(8.31)	(8.22)	(0.03)	—	(0.03)	14.22	(36.59)	227,852	0.68		0.43		98
01/31/10	14.22	0.16	5.39	5.55	(0.11)	—	(0.11)	19.66	39.01	257,596	0.68		0.91		98

Fundamental Growth Portfolio — Class 1
01/31/06	14.12	0.00	1.60	1.60	(0.09)	—	(0.09)	15.63	11.40	201,063	0.92	(2)	(0.04	)(2)	116
01/31/07	15.63	(0.01)	1.12	1.11	(0.00)	—	(0.00)	16.74	7.13	160,693	0.84	(2)	(0.09	)(2)	73
01/31/08	16.74	(0.01)	0.02	0.01	—	—	—	16.75	0.06	120,755	0.92	(2)	(0.04	)(2)	197
01/31/09	16.75	(0.01)	(6.77)	(6.78)	—	—	—	9.97	(40.48)	56,847	0.93		(0.12)		151
01/31/10	9.97	0.01	3.19	3.20	—	—	—	13.17	32.10	63,212	0.94	(2)	0.01	(2)	151

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Alliance Growth Class 1	0.02%	0.01%	0.01%	0.01%	0.01%
Fundamental Growth Class 1	0.04	0.02	0.03	0.04	0.05

(2)	During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

						Net Investment
	Expenses					Income (Loss)
	1/06(1)	1/07(1)	1/08(1)	1/09	1/10(1)	1/06(1)	1/07(1)	1/08(1)	1/09	1/10(1)

Fundamental Growth Portfolio Class 1	0.95%	0.94%	0.94%	—	0.96%	(0.07)%	(0.19)%	(0.07)%	—	(0.01)%

80
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	assets		net assets		turnover

Real Estate Portfolio — Class 1
01/31/06	$18.19	$0.34	$5.00	$5.34	$(0.42)	$(1.55)	$(1.97)	$21.56	31.37%		$165,987	0.85	%(2)	1.69	%(2)	23%
01/31/07	21.56	0.34	6.65	6.99	(0.32)	(2.34)	(2.66)	25.89	34.17	(3)	195,996	0.82		1.45		37
01/31/08	25.89	0.48	(5.30)	(4.82)	(0.34)	(3.56)	(3.90)	17.17	(20.98	)(3)	98,168	0.84		2.12		60
01/31/09	17.17	0.31	(7.85)	(7.54)	(0.53)	(2.20)	(2.73)	6.90	(49.83)		37,470	0.85	(2)	2.20	(2)	44
01/31/10	6.90	0.21	2.63	2.84	(0.19)	—	(0.19)	9.55	41.19	(4)	41,157	0.86	(2)	2.58	(2)	71

Small Company Value Portfolio — Class 1
01/31/06	14.94	0.00	3.21	3.21	(0.11)	(0.94)	(1.05)	17.10	22.64		10,218	1.60	(1)	0.01	(1)	16
01/31/07	17.10	0.00	2.05	2.05	(0.00)	(1.33)	(1.33)	17.82	12.61		9,998	1.60	(1)	0.02	(1)	7
01/31/08	17.82	0.11	(2.01)	(1.90)	—	(0.23)	(0.23)	15.69	(10.80)		6,633	1.19	(1)	0.60	(1)	3
01/31/09	15.69	0.12	(6.52)	(6.40)	(0.07)	(0.17)	(0.24)	9.05	(41.14)		3,058	1.12		0.86		11
01/31/10	9.05	0.11	4.01	4.12	(0.10)	—	(0.10)	13.07	45.46		3,800	1.11		0.91		6

Aggressive Growth Portfolio — Class 1
01/31/06	10.10	0.01	1.50	1.51	—	—	—	11.61	14.95		174,880	0.79	(2)	0.05	(2)	121
01/31/07	11.61	0.07	1.31	1.38	(0.01)	—	(0.01)	12.98	11.92		150,208	0.81	(2)	0.56	(2)	298
01/31/08	12.98	0.04	(1.39)	(1.35)	(0.08)	—	(0.08)	11.55	(10.51)		102,998	0.80	(2)	0.31	(2)	143
01/31/09	11.55	0.01	(5.94)	(5.93)	(0.06)	—	(0.06)	5.56	(51.41)		40,566	0.88	(2)	(0.02	)(2)	943
01/31/10	5.56	(0.01)	2.33	2.32	(0.01)	—	(0.01)	7.87	41.72		47,230	0.95	(2)	(0.20	)(2)	238

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

				Net Investment
	Expenses			Income (Loss)
	1/06(2)	1/07	1/08	1/06	1/07	1/08

Small Company Value Class 1	1.82%	1.46%	1.18%	(0.21)%	0.17%	0.62%

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Real Estate Class 1	0.00%	—	—	0.00%	0.01%
Aggressive Growth Class 1	0.05	0.03	0.05	0.14	0.02

(3)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(4)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

81
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

International Growth and Income Portfolio — Class 1
01/31/06	$11.73	$0.21	$2.50	$2.71	$(0.11)	$—	$(0.11)	$14.33	23.25%	$283,464	1.10	%(1)	1.68	%(1)	79%
01/31/07	14.33	0.33	2.73	3.06	(0.21)	(0.20)	(0.41)	16.98	21.57	316,711	1.03	(1)	2.16	(1)	97
01/31/08	16.98	0.34	(0.76)	(0.42)	(0.30)	(2.13)	(2.43)	14.13	(4.80)	255,827	1.04	(1)	1.97	(1)	86
01/31/09	14.13	0.34	(6.63)	(6.29)	(0.38)	(1.34)	(1.72)	6.12	(47.06)	94,649	1.03	(1)(3)	2.92	(1)(3)	103
01/31/10	6.12	0.16	2.10	2.26	—	—	—	8.38	36.93	103,000	1.00	(1)(3)	2.15	(1)(3)	133
Global Equities Portfolio — Class 1
01/31/06	11.19	0.08	2.90	2.98	(0.03)	—	(0.03)	14.14	26.72	217,409	0.91	(1)	0.62	(1)	161
01/31/07	14.14	0.18	2.41	2.59	(0.14)	—	(0.14)	16.59	18.40 (2)	208,879	0.89		1.19		93
01/31/08	16.59	0.21	(0.21)	(0.00)	(0.22)	—	(0.22)	16.37	(0.18)	165,403	0.92		1.17		115
01/31/09	16.37	0.30	(7.31)	(7.01)	(0.34)	—	(0.34)	9.02	(43.23)	69,645	0.99		2.13		115
01/31/10	9.02	0.16	3.09	3.25	(0.32)	—	(0.32)	11.95	35.91	77,353	1.02		1.49		121
International Diversified Equities Portfolio Class 1
01/31/06	7.67	0.12	1.71	1.83	(0.13)	—	(0.13)	9.37	24.08	190,263	1.11		1.42		19
01/31/07	9.37	0.19	1.41	1.60	(0.04)	—	(0.04)	10.93	17.15	188,241	0.94		1.87		13
01/31/08	10.93	0.19	0.27	0.46	(0.25)	—	(0.25)	11.14	3.95	159,031	0.99		1.61		27
01/31/09	11.14	0.21	(4.69)	(4.48)	(0.35)	(0.25)	(0.60)	6.06	(41.13)	72,132	0.99		2.16		43
01/31/10	6.06	0.13	2.18	2.31	(0.11)	—	(0.11)	8.26	37.99	80,191	0.97		1.67		34

Emerging Markets Portfolio Class 1
01/31/06	11.55	0.22	5.99	6.21	(0.05)	—	(0.05)	17.71	53.84	177,187	1.51	(1)	1.58	(1)	147
01/31/07	17.71	0.20	2.44	2.64	(0.18)	(3.05)	(3.23)	17.12	17.92	173,451	1.40	(1)	1.20	(1)	184
01/31/08	17.12	0.15	4.23	4.38	(0.41)	(2.75)	(3.16)	18.34	23.01	177,869	1.39	(1)	0.77	(1)	180
01/31/09	18.34	0.16	(8.80)	(8.64)	(0.27)	(5.19)	(5.46)	4.24	(54.12)	60,354	1.40	(1)	1.27	(1)	152
01/31/10	4.24	0.07	3.19	3.26	—	—	—	7.50	76.89	99,502	1.30	(1)	1.07	(1)	224

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

International Growth and Income Class 1	0.03%	0.01%	0.00%	0.01%	0.01%
Global Equities Class 1	0.02	—	—	—	—
Emerging Markets Class 1	0.10	0.06	0.02	0.05	0.07

(2)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.

(3)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

			Net Investment
	Expenses		Income (Loss)
	1/09(1)	1/10(1)	1/09(1)	1/10(1)

International Growth and Income Class 1	1.04%	1.05%	2.91%	2.10%

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SunAmerica Series Trust

For More Information

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

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SunAmerica Series Trust

PROSPECTUS
May 1, 2010

SUNAMERICA SERIES TRUST
(Class 1 Shares)

Class 1 Shares:
Portfolio	Ticker Symbols
Aggressive Growth Portfolio	STAGA

Alliance Growth Portfolio	STALA

Balanced Portfolio	STSBA

Blue Chip Growth Portfolio	STBCA

Capital Growth Portfolio	STGSA

Cash Management Portfolio	STCMA

Corporate Bond Portfolio	STCBA

Davis Venture Value Portfolio	STDVA

“Dogs” of Wall Street Portfolio	STDWA

Emerging Markets Portfolio	STEMA

Equity Opportunities Portfolio	STFVA

Fundamental Growth Portfolio	STPGA

Global Bond Portfolio	STGBA

Global Equities Portfolio	STGEA

Growth-Income Portfolio	STGIA

Growth Opportunities Portfolio	STGOA

High-Yield Bond Portfolio	STHYA

International Diversified Equities Portfolio	STIDA

International Growth and Income Portfolio	STIGA

Marsico Focused Growth Portfolio	STMAA

MFS® Massachusetts Investors Trust Portfolio	STMGA

MFS® Total Return Portfolio	STMTA

Mid-Cap Growth Portfolio	STMMA

Real Estate Portfolio	STREA

Small Company Value Portfolio	STSCA

Technology Portfolio	STTEA

Telecom Utility Portfolio	STTUA

Total Return Bond Portfolio	STWHA

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summaries	1
Aggressive Growth Portfolio	1
Alliance Growth Portfolio	3
Balanced Portfolio	5
Blue Chip Growth Portfolio	8
Capital Growth Portfolio	10
Cash Management Portfolio	13
Corporate Bond Portfolio	16
Davis Venture Value Portfolio	19
“Dogs” of Wall Street Portfolio	21
Emerging Markets Portfolio	23
Equity Opportunities Portfolio	25
Fundamental Growth Portfolio	28
Global Bond Portfolio	31
Global Equities Portfolio	35
Growth-Income Portfolio	37
Growth Opportunities Portfolio	39
High-Yield Bond Portfolio	41
International Diversified Equities Portfolio	43
International Growth and Income Portfolio	46
Marsico Focused Growth Portfolio	48
MFS® Massachusetts Investors Trust Portfolio	50
MFS® Total Return Portfolio	52
Mid-Cap Growth Portfolio	56
Real Estate Portfolio	59
Small Company Value Portfolio	61
Technology Portfolio	63
Telecom Utility Portfolio	66
Total Return Bond Portfolio	69
Important Additional Information	73
Additional Information About The Portfolios	74
Glossary	78
Investment Terminology	78
Risk Terminology	82
About the Indices	87
Management	89
Account Information	97
Financial Highlights	100
For More Information	111

i

Portfolio Summary: Aggressive Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.75%
Service (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.95%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small and medium sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The subadviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The subadviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the adviser searches for companies that demonstrate the following characteristics:

•	Solid revenue growth
•	Gross and operating margin improvement
•	Opportunity for multiple expansion
•	Strong management team
•	Excellent past operating performance

The subadviser utilizes these factors to identify individual securities and then employs cost-benefit analysis to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio. The subadviser may engage in frequent and active trading of portfolio securities.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

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SunAmerica Series Trust

Portfolio Summary: Aggressive Growth Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Prior to July 20, 2009, the Portfolio was managed by SunAmerica Asset Management Corp.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.94% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.65% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 7.71%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	40.55%	-3.99%	-6.09%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management Incorporated.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Jerome C. Philpott, CFA	2009	Managing Director and Senior Portfolio Manager
Stuart O. Roberts	2009	Senior Portfolio Manager
Lance Marx, CFA	2009	Assistant Portfolio Manager and Senior Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.62%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.68%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$69	$218	$379	$847

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

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SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.92% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.07% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	41.03%	2.40%	-3.13%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Scott Wallace	2001	Senior Vice President and Large Cap Growth Portfolio Manager
David F. Randell	2009	Senior Vice President and US Large Cap Growth Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Investment Goal

The Portfolio’s investment goal is conservation of principal and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.67%
Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	0.84%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio’s assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies. However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales “against the box” (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

5
SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index and a Blended Index. The Blended Index consists of 30% Russell 1000® Index, 30% S&P 500® Index, and 40% Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on January 23, 2006. Prior to January 23, 2006, SunAmerica Asset Management Corp. managed the Portfolio.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.21% (quarter ended September 30, 2009) and the lowest return for a quarter was -14.11% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.12%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	23.99%	1.82%	-1.07%
Russell 1000® Index	28.43%	0.79%	-0.49%
S&P 500® Index	26.46%	0.42%	-0.95%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Blended Index	18.95%	2.64%	2.40%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrik Jakobson	2006	Managing Director and Senior Portfolio Manager of US Global Multi-Asset Group
Maddi Dessner	2006	Vice President and Portfolio Manager of the Global Multi-Asset Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Blue Chip Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.70%
Service (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Portfolio Operating Expenses	0.97%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. “Blue chip” represents common stocks of nationally known companies that are well-established in their respective industries. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.

The adviser believes that superior returns can be achieved through a portfolio of market-leading businesses that realize substantial growth through competitive advantages. The Adviser conducts extensive research to identify companies with above-average potential growth rates that are unrecognized in the marketplace. The adviser continually monitors macro-economic factors to gauge the impact on growth-oriented companies it seeks to identify. Generally, the adviser searches for companies that demonstrate the following characteristics:

•	Market leaders with competitive advantages
•	Solid revenue growth
•	Consistent double-digit earnings growth in varying types of economic environments
•	Opportunity for multiple expansion
•	Strong management team

The adviser utilizes these factors to identify individual securities, and then employs cost-benefit analyses to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

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Portfolio Summary: Blue Chip Growth Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 14.26% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.15% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.59%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 1
	Year	Years	(7/5/00)

Class 1 Shares	36.95%	0.81%	-4.07%
Russell 1000® Growth Index	37.21%	1.63%	-4.36%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

John Massey	2006	Senior Vice President and Senior Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Capital Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.89%
Service (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Portfolio Operating Expenses	1.05%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in equity investments selected for their potential to achieve capital appreciation over the long term.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest in foreign securities, including securities quoted in foreign currencies. The Portfolio currently does not expect to have more than 35% of its total assets invested in foreign securities (including emerging market securities), although it has the ability to invest in them without limit. The Portfolio also may invest in small-cap stocks and may invest significantly in technology companies.

The Portfolio invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Portfolio’s managers believe may appreciate in value over the long term.

The portfolio managers look for growth companies with stock prices that they believe are reasonable in relation to overall stock market valuations. The portfolio managers focus on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio among industries and market sectors. Currently, the managers look for:

•	companies in business with above-average growth potential;
•	companies with growth rates that the portfolio managers believe are sustainable over time; and
•	stocks with reasonable valuations relative to their growth potential.

The allocation of the Portfolio’s assets among different investments will vary over time based upon the managers’ evaluation of economic and market trends.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes.

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SunAmerica Series Trust

Portfolio Summary: Capital Growth Portfolio

Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Currency Volatility Risk.  The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Investment Company Risk:  The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

OppenheimerFunds, Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Goldman Sachs Asset Management, L.P. served as subadviser.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 18.85% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.48% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.68%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 1
	Year	Years	(7/5/00)

Class 1 Shares	43.53%	1.56%	-2.25%
Russell 1000® Growth Index	37.21%	1.63%	-4.36%

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SunAmerica Series Trust

Portfolio Summary: Capital Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by OppenheimerFunds, Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Marc Baylin	2007	Vice President

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

Investment Goal

The Portfolio’s investment goal is high current yield consistent with liquidity and preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.44%
Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.51%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$52	$164	$285	$640

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes, corporate debt instruments and asset-backed securities) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations). These securities may have fixed, floating or variable rates of interest.

The Portfolio may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The subadviser evaluates a number of factors in identifying investment opportunities and constructing the Portfolio’s portfolio. The subadviser considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Portfolio’s assets among different securities.

The subadviser, in connection with selecting individual investments for the Portfolio, evaluates a security based on its potential to generate income and to preserve capital. The subadviser considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The subadviser may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the subadviser believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Money Market Securities.  An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

Interest Rate Fluctuations Risk.  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become

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SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

negative, which may result in a decline in the value of your investment.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Repurchase Agreements Risk.  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Concentration Risk.  The Portfolio may invest more than 25% of its assets in U.S. dollar obligations of banks. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Illiquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected the portfolio manager, may fail to produce the intended return.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the Portfolio’s average annual returns. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

14
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Portfolio Summary: Cash Management Portfolio

necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was -0.09%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	0.13%	2.62%	2.56%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC).

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrick Ford	2008	Managing Director
Dale Albright	2008	Director
Erica McKinley	2008	Vice President

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high total return with only moderate price risk.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.53%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.59%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$60	$189	$329	$738

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in corporate bonds. For purposes of this policy, corporate bonds include any corporate fixed-income security.

The subadviser seeks to enhance the Portfolio’s performance by allocating relatively more of its portfolio to the security type that the subadviser expects to offer the best balance between current income and risk. The subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds.” The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.

The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.

The Portfolio may also invest in the following derivatives: interest rate futures and interest rate options (up to 10% of net assets); credit default swaps and credit linked notes (up to 10% of net assets, with no more than 5% in CDX-Swaps); and up to 10% of net assets for all other derivatives, including currency swaps, total return swaps, interest rate swaps, caps, floors and collars.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in

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SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Leverage Risk.  The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Credit Index and a Blended Index.

Effective May 1, 2010, the Portfolio changed a component of its Blended Index. The Prior Blended Index consisted of 75% Barclays Capital U.S. Credit Index and 25% Merrill Lynch High Yield Master II Index. The New Blended Index consists of 75% Barclays Capital U.S. Credit Index and 25% the Barclays Capital U.S. High Yield 2% Issuer Cap Index. The Portfolio changed a component of the Prior Blended Index because the new benchmark is more consistent with the subadviser’s investment style.

Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

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SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.78% (quarter ended June 30, 2009) and the lowest return for a quarter was -4.92% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 3.33%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	30.98%	6.56%	7.15%
Barclays Capital
U.S. Credit Index	16.04%	4.67%	6.63%
Barclays Capital U.S. High Yield 2% Issuer Cap Index	58.76%	6.49%	6.87%
Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%
Prior Blended Index	25.44%	5.20%	6.70%
New Blended Index	25.70%	5.24%	6.79%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Federated Investment Management.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Joseph M. Balestrino	1996	Senior Vice President and Senior Portfolio Manager
Mark E. Durbiano	1996	Senior Vice President and Senior Portfolio Manager
Brian S. Ruffner	2009	Vice President and Senior Investment Analyst
Christopher J. Smith	2000	Vice President and Senior Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.72%
Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.77%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$79	$246	$428	$954

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in stocks with smaller capitalizations. The Portfolio may invest in foreign securities, including emerging market securities (up to 20% of net assets).

The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidence by a proven track record, significant alignment of interests in business, and intelligent application of capital;
•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and
•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.

The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

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SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.73% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.98%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	33.48%	2.16%	3.11%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Christopher C. Davis	1999	Portfolio Manager
Kenneth C. Feinberg	1999	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: “Dogs” of Wall Street Portfolio

Investment Goal

The Portfolio’s investment goal is total return (including capital appreciation and current income).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.60%
Service (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Portfolio Operating Expenses	0.78%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$80	$249	$433	$966

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.

The Portfolio employs a passively managed “buy and hold” strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average (“DJIA”) and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

The first 10 stocks represent the 10 highest yielding common stocks in the DJIA. This is popularly known as the “Dogs of the Dow” theory and was popularized in the early 1990’s. The strategy seeks to capitalize on relative undervaluation as defined by dividend yield. In an attempt to minimize volatility and maximize performance, the adviser has expanded the strategy by 20 stocks to create the Portfolio.

Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio’s stock selection criteria.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

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SunAmerica Series Trust

Portfolio Summary: “Dogs” of Wall Street Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

“Passively Managed” Strategy Risk.  The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

Non-Diversification Risk.  The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.29% (quarter ended September 30, 2009) and the lowest return for a quarter was -19.91% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 5.87%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	20.23%	0.48%	3.41%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Brendan Voege	2004	Portfolio Manager and Quantitative Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	1.11%
Service (12b-1) Fees	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	1.31%

(1)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio’s most recent annual report, which does not include Acquired Fund Fees and Expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$133	$415	$718	$1,579

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its subadviser believes have above-average growth prospects in emerging markets outside the U.S.

An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle.

While the Portfolio may invest in companies of any size, it invests significantly in small-cap and mid-cap companies. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures, for both hedging and non-hedging purposes.

The subadviser’s emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection sources that the subadviser believes will contribute most to performance. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

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SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI Emerging Markets Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 34.42% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.23% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.11%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	76.70%	14.29%	7.96%
MSCI Emerging Markets Index	79.02%	15.88%	10.09%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Daniel Graña	2003	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio

Investment Goal

The Portfolio’s investment goal is long term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.78%
Service (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Portfolio Operating Expenses	1.03%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$105	$328	$569	$1,259

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.

In selecting securities to buy or sell for the Portfolio, the portfolio managers use an investment process that uses multi-factor quantitative models to rank more than 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models:  The Portfolio uses both “top down” and “bottom up” quantitative models.

•	The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.
•	The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. More than a hundred company-specific factors are analyzed in constructing the “bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models may be used for each of the different market capitalization segments. These models incorporate both macro-economic variables and seasonal effects to attempt to predict the performance of the company specific factors.

Portfolio Construction:  The Portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Portfolio aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

In addition to quantitative research, the Portfolio’s managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio’s assets in any one company. The subadviser may engage in frequent and active trading of portfolio securities.

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Portfolio Summary: Equity Opportunities Portfolio

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 3000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, OppenheimerFunds, Inc. assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser. Also, effective May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.60% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 5.91%.

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Portfolio Summary: Equity Opportunities Portfolio

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	32.03%	-0.12%	1.12%
Russell 3000® Index	28.34%	0.76%	-0.20%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by OppenheimerFunds, Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Manind Govil, CFA	2009	Senior Vice President and Portfolio Manager
Anthony W. Gennaro, Jr., CPA, CFA	2009	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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Portfolio Summary: Fundamental Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.85%
Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.96%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$98	$306	$531	$1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.

The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Portfolio may also invest, to a limited extent, in equity securities of medium capitalization companies. The subadviser may engage in frequent and active trading of portfolio securities.

The management team distinctly differentiates its investment process through the following five main tenets: 1. Research designed to “Surround the Company” — The team employs a rigorous bottom-up research process to identify solid investments. 2. Research companies across the market cap spectrum to develop unique fundamental insights — The investment team manages large capitalization, mid cap, and small- to-mid cap strategies. 3. Analysis of current balance sheet to understand future earnings — Financial analysis focuses equally on a company’s income statement and its balance sheet. 4. Disciplined management of valuation targets — The team establishes near-term and long-term price targets for each holding in the portfolio. 5. Construct portfolios to balance return vs. risk — The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

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Portfolio Summary: Fundamental Growth Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Sector Risk.  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Growth Stock Risk.  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Depositary Receipts Risk.  Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Wells Capital Management Incorporated assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 15.64% (quarter ended September 30, 2009) and the lowest return for a quarter was -26.05% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	35.91%	-0.63%	-5.35%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

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Portfolio Summary: Fundamental Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Thomas J. Pence	2007	Managing Director and Senior Portfolio Manager
Michael C. Harris	2007	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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Portfolio Summary: Global Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.65%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.71%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$73	$227	$395	$883

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

The Portfolio also may invest in derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); hybrid instruments, forward commitments; inverse floaters; short-term investments, pass through securities and deferred interest bonds. The Portfolio may concentrate its investments in assets in a particular industry.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets

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are generally more volatile than the markets of developed countries.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Non-Diversification Risk.  The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small

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Portfolio Summary: Global Bond Portfolio

movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Hedging Foreign Currency Trading Risk.  The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Country Focus Risk.  To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single country or those few countries than if the Portfolio always maintained wide diversity among countries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in a particular country may be very sensitive to interest rate changes throughout the world.

Illiquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.

Concentration Risk.  The Portfolio may concentrate its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the J.P. Morgan Global Government Bond Index (un-hedged). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.01% (quarter ended March 31, 2008) and the lowest return for a quarter was -6.57% (quarter ended June 30, 2008). The year to date calendar return as of March 31, 2010 was -0.49%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	7.50%	6.57%	6.05%
J.P. Morgan Global Government Bond Index (un-hedged)	1.90%	4.60%	6.70%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Goldman Sachs Asset Management International.

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Portfolio Summary: Global Bond Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Andrew F. Wilson	1995	Managing Director, Co-Head US and Global Fixed Income and Co-Head of GSAM EMEA
Ian Lindsay	2001	Managing Director, Co-Head Global Lead Portfolio Management

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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Portfolio Summary: Global Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.85%
Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	1.02%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$104	$325	$563	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

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SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.52% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.38% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.47%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	29.45%	3.27%	-1.91%
MSCI World Index	29.99%	2.01%	-0.24%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised J.P. Morgan Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Sandeep Bhargava	2005	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.64%
Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.71%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$73	$227	$395	$883

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in securities (principally large-cap and mid-cap common stocks) that demonstrate the potential for appreciation and/or dividends. The Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment approach is bottom-up, research-driven and long-term in nature. The subadviser focuses on stocks that offer a combination of strong relative earnings growth and attractive valuation and generally tries to focus on companies that offer good potential for organic growth, rather than simply growth derived from a strengthening economy. In constructing the portfolio, the subadviser tries to offer better growth potential than the S&P 500® Index, but with similar valuation.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

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SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 13.72% (quarter ended September 30, 2009) and the lowest return for a quarter was -22.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.92%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	28.19%	-1.30%	-2.23%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

William D. Baird	2008	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Growth Opportunities Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.75%
Service (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.90%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$92	$287	$498	$1,108

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 261% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies. The Portfolio may invest in common stocks and other equity securities. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets). The Portfolio may invest up to 10% of its total assets in real estate investment trusts (REITs).

The subadviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The subadviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the subadviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The subadviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Small Companies Risk.  Securities of small companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

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SunAmerica Series Trust

Portfolio Summary: Growth Opportunities Portfolio

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Real Estate Industry Risk.  Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, Morgan Stanley Investment Management Inc. assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, SunAmerica Asset Management Corp. managed the Portfolio.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended December 31, 2001) and the lowest return for a quarter was -25.14% (quarter ended March 31, 2001). The year to date calendar return as of March 31, 2010 was 7.50%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 1
	Year	Years	(7/5/00)

Class 1 Shares	18.39%	2.40%	-5.65%
Russell 2000® Growth Index	34.47%	0.87%	-1.44%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Morgan Stanley Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Matthew Hart	2005	Executive Director and Portfolio Manager
Justin Speer	2008	Senior Associate and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high current income and, secondarily, capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.64%
Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.74%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$76	$237	$411	$918

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.

In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay-in-kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically

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SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio

issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Merrill Lynch High Yield Master II Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 17.81% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.09% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.87%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	41.82%	4.03%	4.41%
Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by PineBridge Investments, LLC.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Bryan Petermann	2001	Managing Director and Head of High Yield
John Yovanovic, CFA	2001	Managing Director and Head of High Yield Portfolio Management
Tim Lindvall, CFA	2002	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

42
SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.84%
Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.97%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio’s net assets may be invested in securities of issuers located in emerging markets.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. For example, the Portfolio may engage in forward foreign currency transactions for hedging purposes or to enhance return. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

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SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Non-Hedging Foreign Currency Trading Risk.  The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 26.03% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.49% (quarter ended September 30, 2002). The year to date calendar return as of March 31, 2010 was 0.23%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	29.25%	4.86%	-1.45%
MSCI EAFE® Index	31.78%	3.54%	1.17%

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SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Morgan Stanley Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Ann Thivierge	1994	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.93%
Service (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.05%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and that the subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks and will also invest in mid-cap foreign stocks. A portion of the Portfolio’s foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market. The subadviser may engage in frequent and active trading of portfolio securities.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market”

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SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P BMI Developed Ex-US Large Midcap Value Index (formerly, S&P/Citigroup World ex-US Value Primary Markets Index). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 24.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.70% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 1.01%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	27.73%	1.47%	1.03%
S&P BMI Developed Ex-US Large Midcap Value Index	33.96%	4.98%	4.18%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Darren Jaroch	1999	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Marsico Focused Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.85%
Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.98%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$100	$312	$542	$1,201

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio will generally hold a core position of 20 to 30 common stocks. The Portfolio invests primarily in common stocks of large-cap companies. The Portfolio may invest up to 25% of its assets in foreign securities which may include emerging market securities. In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, the subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the subadviser has observed.

The subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the subadviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

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SunAmerica Series Trust

Portfolio Summary: Marsico Focused Growth Portfolio

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes.

Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Non-Diversification Risk.  The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 15.41% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 6.12%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
			Class 1
	1 Year	5 Years	(12/29/00)

Class 1 Shares	30.58%	1.10%	1.80%
Russell 1000® Growth Index	37.21%	1.63%	-1.68%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Marsico Capital Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Thomas F. Marsico	2000	Chief Investment Officer
A. Douglas Rao	2010	Portfolio Manager and Senior Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

49
SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio

Investment Goal

The Portfolio’s investment goal is reasonable growth of income and long term growth and appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.70%
Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$81	$252	$439	$978

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities. The Portfolio may invest up to 25% of its net assets in foreign securities, including emerging market securities.

In selecting investments for the Portfolio, the subadviser is not constrained to any particular investment style. The subadviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations. With respect to the Portfolio’s investments in debt instruments, the subadviser generally invests substantially all of these investments in investment grade debt instruments.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes.

Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or

50
SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio

economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended September 30, 2009) and the lowest return for a quarter was -20.15% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.48%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	26.79%	2.91%	0.45%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

T. Kevin Beatty	2004	Investment Officer
Nicole Zatlyn	2005	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio

Investment Goal

The Portfolio’s investment goal is reasonable current income, long term capital growth and conservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.64%
Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.72%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$74	$230	$401	$894

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities) and at least 25% of its assets in fixed-income senior securities. The Portfolio may invest up to 25% of net assets in fixed-income securities, which may include corporate bonds, U.S. Government securities, mortgage- and asset-backed securities and foreign government securities. The Portfolio may invest in foreign securities.

The subadviser focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations. Generally, substantially all of the Portfolio’s investments in debt instruments are investment grade.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

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SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Interest Rate Fluctuations Risk.  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become negative, which may result in a decline in the value of your investment.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Prepayment and Extension Risk.  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting

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Portfolio Summary: MFS Total Return Portfolio

in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index and a Blended Index. The Blended Index consists of 35% Barclays Capital U.S. Aggregate Bond Index, 55% S&P 500® Index and 10% Treasury Bills. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 11.60% (quarter ended June 30, 2009) and the lowest return for a quarter was -11.98% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.65%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	18.46%	2.14%	4.93%
S&P 500® Index	26.46%	0.42%	-0.95%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Treasury Bills	0.15%	2.72%	2.70%
Blended Index	16.75%	2.54%	2.26%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

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Portfolio Summary: MFS Total Return Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Brooks A. Taylor	2004	Investment Officer
Steven R. Gorham	2003	Investment Officer
Nevin P. Chitkara	2006	Investment Officer
Michael W. Roberge	2003	President, Chief Investment Officer of U.S. Investments, and Co-Director of Global Research
William P. Douglas	2005	Investment Officer
Richard O. Hawkins	2005	Investment Officer
Joshua P. Marston	2008	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.79%
Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.89%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$91	$284	$493	$1,096

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee

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Portfolio Summary: Mid-Cap Growth Portfolio

that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at time of purchase.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

On May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended December 31, 2001) and the lowest return for a quarter was -35.89% (quarter ended September 30, 2001). The year to date calendar return as of March 31, 2010 was 6.20%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Class 1 Shares	42.43%	-0.04%	-3.50%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%

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Portfolio Summary: Mid-Cap Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Timothy Parton	2007	Managing Director of the U.S. Equity Group
Christopher Jones	2007	Managing Director and Chief Investment Officer of the U.S. Equity Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Real Estate Portfolio

Investment Goal

The Portfolio’s investment goal is total return through a combination of growth and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.78%
Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.86%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$88	$274	$477	$1,061

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is total return through a combination of growth and income. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments. The Portfolio invests primarily in mid-cap and small-cap stocks, preferred stocks and real estate investments trusts (REITs).

The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidence by a proven track record, significant alignment of interests in business, and intelligent application of capital;
•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and
•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.

The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

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SunAmerica Series Trust

Portfolio Summary: Real Estate Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Real Estate Industry Risk.  The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio’s investments are, and likely will continue to be, interests in REITs.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Morgan Stanley REIT Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 30.87% (quarter ended September 30, 2009) and the lowest return for a quarter was -39.62% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 8.31%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Class 1 Shares	29.82%	-1.01%	9.42%
Morgan Stanley REIT Index	28.61%	0.23%	10.43%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Andrew A. Davis	2000	Portfolio Manager
Chandler Spears	2002	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Small Company Value Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	1.00%
Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.11%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$113	$353	$612	$1,352

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottom-up stock selection process and the subadviser invests in securities without regard to benchmark comparisons.

The Portfolio may also invest in foreign securities (up to 15% of net assets).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

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Portfolio Summary: Small Company Value Portfolio

Small Sized Companies Risk.  Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective August 28, 2002, Franklin Advisory Services, LLC assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 24.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -28.31% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 9.67%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Class 1 Shares	31.99%	1.44%	7.14%
Russell 2000® Value Index	20.58%	-0.01%	8.27%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Franklin Advisory Services, LLC.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

William J. Lippman	2002	President and Portfolio Manager
Bruce Baughman, CPA	2002	Senior Vice President and Portfolio Manager
Margaret McGee	2005	Vice President and Portfolio Manager
Y. Dogan Sahin	2007	Portfolio Manager
Don Taylor	2002	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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SunAmerica Series Trust

Portfolio Summary: Technology Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	1.00%
Service (12b-1) Fees	None
Other Expenses	0.26%
Total Annual Portfolio Operating Expenses	1.26%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$128	$400	$692	$1,523

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 233% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small-and mid-cap companies.

The companies in which the Portfolio invests include those that the subadviser expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products, processes or services. The Portfolio may invest in companies operating in any industry, including but not limited to the biotechnology, cable and network broadcasting, information technology, communications, computer hardware, computer services and software, consumer electronics, defense, medical technology, environmental, health care, pharmaceutical, semiconductor, and technology services industries, including the internet. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The Portfolio may also invest in foreign securities, including the securities of issuers located in emerging markets, as well as securities denominated in currencies other than the U.S. dollar, depositary receipts, convertible securities, preferred stock, rights, warrants and investment grade or comparable quality debt securities. The Fund may also invest in derivatives, including options, futures, forwards, swap contracts and other derivative instruments. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The subadviser seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The subadviser uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the subadviser uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology and technology-related sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the subadviser looks for companies that it believes display one or more of the following:

•	Above-average growth prospects;
•	High profit margins;

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Portfolio Summary: Technology Portfolio

•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);
•	Quality management and equity ownership by executives;
•	Unique competitive advantages (e.g., market share, proprietary products); or
•	Potential for improvement in overall operations.

In evaluating whether to sell a security, the subadviser considers, among other factors, whether:

•	The subadviser believes its target price has been reached;
•	Its earnings are disappointing;
•	Its revenue growth has slowed;
•	Its underlying fundamentals have deteriorated;
•	If the subadviser believes that negative country or regional factors may affect a company’s outlook; or
•	to meet cash requirements.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest primarily in technology companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that

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Portfolio Summary: Technology Portfolio

changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Information Technology (price) Index, Merrill Lynch Technology Index and Nasdaq Composite Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Columbia Management Advisors assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. served as subadviser.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended December 31, 2001) and the lowest return for a quarter was -45.25% (quarter ended March 31, 2001). The year to date calendar return as of March 31, 2010 was 4.20%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 1
	Year	Years	(7/5/00)

Class 1 Shares	50.63%	-1.98%	-14.04%
MSCI World Information Technology (price) Index	50.88%	1.67%	-8.68%
Merrill Lynch Technology Index	67.64%	2.84%	-6.98%
Nasdaq Composite Index	45.36%	1.70%	-4.84%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. Prior to May 1, 2010, Columbia Management Advisors, LLC served as subadviser to the Portfolio (the “Previous Subadviser”). Bank of America, N.A. expects to sell the long-term asset management business of the Previous Subadviser to Ameriprise Financial, Inc. on or about May 1, 2010. Upon such sale, Columbia Management Investment Advisers, LLC (“CMIA”) (formerly, RiverSource Investments, LLC), a wholly-owned subsidiary of Ameriprise Financial, Inc., will become subadviser of the Portfolio.

Portfolio Manager – Previous Subadviser

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Wayne Collette, CFA	2007	Senior Portfolio Manager and Managing Director

Portfolio Managers – CMIA

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Richard M. Parower	2010	Portfolio Manager
Paul H. Wick	2010	Co-Portfolio Manager
Reema D. Shah	2010	Co-Portfolio Manager
Ajay Diwan	2010	Co-Portfolio Manager
Benjamin Lu	2010	Co-Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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Portfolio Summary: Telecom Utility Portfolio

Investment Goal

The Portfolio’s investment goal is total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.75%
Service (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Portfolio Operating Expenses	1.06%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$108	$337	$585	$1,294

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of utility companies. The subadviser considers a company to be a utilities company if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Utility companies may include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities), but may also invest in debt instruments, including corporate bonds and mortgage-backed and asset-backed securities. With respect to its investments in debt instruments, the Portfolio invests primarily in investment grade debt instruments, but may also invest in lower-quality debt instruments (commonly referred to as “junk bonds”). The Portfolio may invest in companies of any size. The Portfolio may also invest in foreign securities, including securities of issuers located in emerging markets.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and/or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the

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Portfolio Summary: Telecom Utility Portfolio

Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Utility and Telecommunications Industry Risk.  Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Securities of companies in the same or related industries can react similarly to market, economic, political or regulatory conditions and developments. As a result, the Portfolio’s performance could be more volatile than performance of more broadly-diversified funds.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

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Portfolio Summary: Telecom Utility Portfolio

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk.  A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, S&P Utility Index and S&P Telecommunication Services Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Massachusetts Financial Services Company assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.98% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was -0.31%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	32.06%	6.11%	1.11%
S&P 500® Index	26.46%	0.42%	-0.95%
S&P Utility Index	11.94%	6.03%	4.86%
S&P Telecommunication Services Index	8.94%	1.85%	-6.72%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Maura A. Shaughnessy	2007	Investment Officer
Robert D. Persons	2007	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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Portfolio Highlights: Total Return Bond Portfolio

Investment Goal

The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.60%
Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.68%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$69	$218	$379	$847

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 177% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed-income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Bonds, for purposes of satisfying the 80% investment requirement, include:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swaps agreements that have economic characteristics similar to the bonds mentioned above.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investor Services, or equivalently rated by Standard & Poor’s or Fitch Research, or, if unrated, determined by the subadviser to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The

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Portfolio may also invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The portfolio may invest up to 33 1/3% in short sales. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit rating typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency

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Portfolio Highlights: Total Return Bond Portfolio

exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk.  The Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Prepayment and Extension Risk.  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

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Portfolio Highlights: Total Return Bond Portfolio

Effective May 1, 2008, Pacific Investment Management Company LLC (“PIMCO”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2008, Morgan Stanley Investment Management Inc. served as subadviser.

Performance for periods prior to May 1, 2008 reflects results when the Portfolio was managed as a global high-yield bond portfolio. The Portfolio may not achieve its investment goal and its performance may be impacted accordingly during this transition period.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.64% (quarter ended June 30, 2003) and the lowest return for a quarter was -6.72% (quarter ended September 30, 2001). The year to date calendar return as of March 31, 2010 was 2.02%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	11.65%	7.81%	6.50%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised PIMCO.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Chris P. Dialynas	2008	Managing Director, Portfolio Manager and senior member of the investment strategy group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 73.

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Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums

Tax Information

The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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Additional Information About The Portfolios

In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio’s investment strategy that requires 80% of its net assets to be invested in certain securities.

Aggressive Growth Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings (“IPOs”). Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Securities Selection Risk

Alliance Growth Portfolio.  The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Balanced Portfolio.  The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Counterparty Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk

Blue Chip Growth Portfolio.  The Portfolio may invest in options and futures, and small- and mid-cap stocks; and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Hedging Risk
•	Market Risk
•	Small and Medium Sized Companies Risk

Capital Growth Portfolio.  The Portfolio may invest in hybrid instruments (up to 15% of net assets), including structured securities and SPDRs (in the case of SPDRs, up to 10% of assets). The Portfolio may also invest in convertible securities, warrant and rights, options and futures; forward commitments; when-issued and delayed delivery transactions; repurchase agreements; fixed income securities; and custodial receipts and trust certificates. The Portfolio may engage in currency transactions and in short sales “against the box” (up to 25% of the Portfolio’s assets). Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Short Sales Risk

Cash Management Portfolio.  The Portfolio also may invest in municipal obligations, extendible commercial notes, funding agreements, and other high-quality short-term obligations. The Portfolio may invest in U.S. dollar denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Foreign Investment Risk
•	Market Risk

Corporate Bond Portfolio.  The Portfolio also may invest in derivatives, including options and futures (up to 10% of assets), illiquid securities (up to 15% of assets), and hybrid instruments; may engage in currency transactions; and may invest in credit swaps, total return swaps and interest-rate swaps, caps, floors, collars, pass-through and convertible securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Convertible Securities Risk

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Additional Information About The Portfolios

•	Currency Volatility Risk
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Small- and Medium-Sized Companies Risk

Davis Venture Value Portfolio.  The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Financial Institutions Sector Risk
•	Headline Risk
•	Market Risk
•	Medium Sized Companies Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk

“Dogs” of Wall Street Portfolio.  The quarterly selection of the thirty stocks that meet the Portfolio’s criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock’s respective percentage of the Portfolio’s assets. The Portfolio may make short-term and defensive investments and engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Large Cap Companies Risk
•	Market Risk

Emerging Markets Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk

Equity Opportunities Portfolio.  The Portfolio may make short-term and defensive investments, and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk

Fundamental Growth Portfolio.  The Portfolio may also invest in real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less, illiquid securities (up to 15%), small-cap stocks, and IPOs. Additional risks that the portfolio may be subject are as follows:

•	Derivatives Risk
•	Real Estate Industry Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Small Companies Risk

Global Bond Portfolio.  The Portfolio also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:

•	Hedging Risk
•	Prepayment and Extension Risk

Global Equities Portfolio.  The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Large Cap Companies Risk
•	Market Risk
•	Securities Selection Risk
•	Small and Medium Sized Companies Risk
•	Value Investing Risk

Growth-Income Portfolio.  The Portfolio also may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Hedging Risk
•	Market Risk
•	Securities Selection Risk

Growth Opportunities Portfolio.  The Portfolio also may invest in special situations, initial public offerings (IPOs), illiquid securities (up to 15% of its assets), preferred stocks, convertible securities, rights and warrants, mid-cap stocks and derivatives (put and call options on U.S. and non-U.S. exchanges, options and futures, forward commitments and swaps). The Portfolio may also engage in currency

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Additional Information About The Portfolios

transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Medium Companies Risk
•	Sector Risk
•	Securities Selection Risk
•	Technology Company Risk

High-Yield Bond Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Short Sales Risk

International Diversified Equities Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk

International Growth and Income Portfolio.  The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Currency Volatility Risk
•	Hedging Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Small Sized Companies Risk

Marsico Focused Growth Portfolio.  The Portfolio may invest in convertible securities, warrants, options and futures and initial public offerings (IPOs). The Portfolio may also invest in fixed income securities, primarily U.S. government securities, preferred stocks, junk bonds (up to 5% of net assets), investment-grade securities and zero coupon, deferred interest and pay-in-kind (PIK) bonds. The Portfolio also may invest in forward commitment agreements and when-issued and delayed-delivery transactions. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	IPO Investing Risk
•	Issuer Risk
•	Market Risk
•	Risk of Investing in Bonds
•	Risk of Investing in Junk Bonds
•	U.S. Government Obligations Risk

MFS® Massachusetts Investors Trust Portfolio.  The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; emerging market securities; roll transactions; and variable and floating rate obligations. The Portfolio also may engage in currency transactions and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	Risk of Investing in Bonds
•	Small and Medium Sized Companies Risk
•	U.S. Government Obligations Risk

MFS® Total Return Portfolio.  The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay-in-kind (PIK) bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk

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Additional Information About The Portfolios

•	Convertible Securities Risk
•	Currency Volatility Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	Small and Medium Sized Companies Risk

Mid-Cap Growth Portfolio.  The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Real Estate Portfolio.  The Portfolio also may invest in foreign securities, convertible securities, corporate bonds, U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Foreign Investment Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk

Small Company Value Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; REITs; convertible securities, warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Real Estate Industry Risk
•	Risk of Investing in Bonds
•	Securities Selection Risk
•	Sector Risk
•	U.S. Government Obligations Risk

Technology Portfolio.  The Portfolio may invest in rights; illiquid securities (up to 15% of its assets); initial public offerings (IPOs) and may engage in active trading. Additional risks that the Portfolio may be subject to are as follows:

•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk

Telecom Utility Portfolio.  The Portfolio also may invest in options and futures, real estate investment trusts, hybrid instruments, over-the-counter securities and forward currency exchange contracts. The Portfolio may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	OTC Risk
•	Prepayment and Extension Risk
•	Real Estate Industry Risk

Total Return Bond Portfolio.  The Portfolio may invest in illiquid securities, equity, initial public offerings (IPOs), other investment companies, forward commitments and when-issued, delayed delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

•	Call Risk
•	Convertible Securities Risk
•	Equity Securities Risk
•	Illiquidity Risk
•	Insurer Risk
•	IPO Investing Risk

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Glossary

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

Custodial receipts and trust certificates represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios’ ability to invest in ETFs is limited by the Investment Company Act of 1940.

Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated

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Glossary

rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB” or above by S&P or Fitch Ratings (“Fitch”), or “Baa” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign

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securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.

Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Income is interest payments from bonds or dividends from stocks.

Inflation swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.

Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Except as noted on a Portfolio’s Summary:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the

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Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

“Net assets” takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Qualitative analysis uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply,

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or as public purpose bonds where the 10% private use limitation has been exceeded.

A special situation arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

Risk Terminology

Active Trading Risk – A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Call Risk – The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by a Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Concentration Risk – A Portfolio concentrates its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Convertible Securities Risk – The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security or loan held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. A Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial

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condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency Volatility Risk – The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

Depositary Receipts Risk – Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Financial Institutions Sector Risk – Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign Sovereign Debt Risk – Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental

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entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Headline Risk – Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity Risk – When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non- investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Insurer Risk – A Portfolio may purchase municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of the both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. Certain of the insurance companies that provide insurance for these securities provide insurance for sub-prime securities. Recently, the value of sub-prime securities (securities backed by subprime loans or mortgages) has declined and some may default, increasing a bond insurer’s risk of having to make payments to holders of those securities. In addition, some of these insurers have sold insurance, in the form of credit default swaps, on these same securities. Because of those risks, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk lower valuations and possible loss.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Initial Public Offering Investing Risk – A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than

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companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Leverage Risk – A Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leverage risk. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk – A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Diversification Risk – A Portfolio is organized as a “non-diversified” Portfolio. A non-diversified portfolio may invest a larger portion of their assets in the stock of a single company than a diversified fund, and thus they can concentrate in a smaller number of issuers. The Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.

Non-Hedging Foreign Currency Trading Risk – A Portfolio may engage in forward foreign currency transactions for speculative purposes. A Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Over-the-Counter Risk – OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

“Passively Managed” Strategy Risk – A Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Prepayment and Extension Risk – Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Real Estate Industry Risk – Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in

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rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Junk Bonds – A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Sector Risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Securities Selection Risk – A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Short Sales Risk – Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Technology Company Risk – There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

Unseasoned Companies Risk – Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

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In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Utility and Telecommunications Industry Risk – Securities in the utilities sector are subject to many risks, including increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; reduced demand for service due to the energy conservation or other factors; technological obsolescence of existing plants, equipment or products, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and other negative impacts of regulation. Telecommunications companies are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer. Securities of companies in the same or related industries can react similarly to market, economic, political or regulatory conditions and developments. As a result, the Portfolio’s performance could be more volatile than performance of more broadly-diversified funds.

Value Investing Risk – The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

About the Indices

The Barclays Capital U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

The Barclays Capital U.S. High Yield 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least 1 year to maturity.

The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.

The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

The Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM measures the performance of companies representative of the market structure of 26 emerging market economies. The MSCI Emerging Markets Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The Morgan Stanley Capital International (MSCI) World Indexsm measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

The Morgan Stanley Capital International (MSCI) World Information Technology (price) Index is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

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The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

The S&P BMI Developed Ex-US Large Midcap Value Index (formerly, the S&P/Citigroup World ex-US Value Primary Markets Index) is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400®, 500®, and 600®.

The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.

Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

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Information about the
Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of January 31, 2010. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2010, each Portfolio paid SAAMCo a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Aggressive Growth Portfolio	0.75%
Alliance Growth Portfolio	0.62%
Balanced Portfolio	0.67%
Blue Chip Growth Portfolio	0.70%
Capital Growth Portfolio	0.89%
Cash Management Portfolio	0.44%
Corporate Bond Portfolio	0.53%
Davis Venture Value Portfolio	0.72%
“Dogs” of Wall Street Portfolio	0.60%
Emerging Markets Portfolio	1.11%
Equity Opportunities Portfolio	0.78%
Fundamental Growth Portfolio	0.85%
Global Bond Portfolio	0.65%
Global Equities Portfolio	0.85%
Growth-Income Portfolio	0.64%
Growth Opportunities Portfolio	0.75%
High-Yield Bond Portfolio	0.64%
International Diversified Equities Portfolio	0.84%
International Growth and Income Portfolio	0.93%
Marsico Focused Growth Portfolio	0.85%
MFS Massachusetts Investors Trust Portfolio	0.70%
MFS Total Return Portfolio	0.64%
Mid-Cap Growth Portfolio	0.79%
Real Estate Portfolio	0.78%
Small Company Value Portfolio	1.00%
Technology Portfolio	1.00%
Telecom Utility Portfolio	0.75%
Total Return Bond Portfolio	0.60%

SAAMCo is voluntarily waiving on an annual basis a portion of its Management Fees for the Portfolios set forth below:

Amount of
Waiver
Capital Growth Portfolio	0.05%
Fundamental Growth Portfolio*	0.05%
International Growth & Income Portfolio	0.05%
Technology Portfolio	0.10%

*	The Management Fee waiver for the Fundamental Growth Portfolio became effective on October 1, 2009. The Management Fee waiver in the table above reflects the current waiver as if it had been in effect for a full fiscal year. For the fiscal year ended January 31, 2010, the Management Fee waiver for the Fundamental Growth Portfolio was 0.02%, which is reflected in the Expense Example below.

Because the waiver of Management Fees is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” set forth in each Portfolio’s Annual Portfolio Operating Expenses table in the Portfolio Summaries. In addition, this additional waived amount will not be taken into account when determining the ability of SAAMCo to recoup any previously waived or reimbursed expenses.

SAAMCo has voluntarily agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement for the following Portfolio classes do not exceed the amounts set forth below:

Class 1
Blue Chip Growth Portfolio	0.85%

These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or

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reimbursements described above, with the exception of the Management Fee waivers, are subject to recoupment by SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and maintain the voluntary expense limitations listed above.

The “Other Expenses” included in the Total Annual Portfolio Operating Expenses in the Portfolio Summaries for the following Portfolios include acquired fund fees and expenses, which were less than 0.01%: Aggressive Growth, Balanced, Equity Opportunities and Growth Opportunities Portfolios. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized new expenses of, the particular acquired fund.

Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s “Other Expenses” have been reduced. The Other Expenses shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the following Portfolios as of January 31, 2010 would have been as follows:

Class 1
Aggressive Growth Portfolio	0.93%
Alliance Growth Portfolio	0.67%
Balanced Portfolio*	0.84%
Blue Chip Growth Portfolio*	0.97%
Davis Venture Value Portfolio*	0.77%
Emerging Markets Portfolio	1.24%
Fundamental Growth Portfolio	0.91%
Growth-Income Portfolio*	0.71%
Growth Opportunities Portfolio	0.85%
International Growth and Income Portfolio	1.04%
Marsico Focused Growth Portfolio*	0.98%
MFS Massachusetts Investors Trust Portfolio	0.78%
MFS Total Return Portfolio	0.71%
Mid-Cap Growth Portfolio	0.88%
Real Estate Portfolio	0.85%
Telecom Utility Portfolio	1.05%
* The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

The Expense Example in the Portfolio Summaries do not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts that are shown above. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1	3	5	10
	Year	Year	Year	Year

Aggressive Growth Portfolio
(Class 1 shares)	$95	$296	$515	$1,143

Alliance Growth Portfolio
(Class 1 shares)	$68	$214	$373	$835

Balanced Portfolio**
(Class 1 shares)	$86	$268	$466	$1,037

Blue Chip Growth Portfolio
(Class 1 shares)	$87	$271	$471	$1,049

Capital Growth Portfolio
(Class 1 shares)	$102	$318	$552	$1,225

Davis Venture Value**
(Class 1 shares)	$79	$246	$428	$954

Emerging Markets Portfolio
(Class 1 shares)	$126	$393	$681	$1,500

Fundamental Growth Portfolio
(Class 1 shares)	$91	$284	$493	$1,096

Growth-Income Portfolio**
(Class 1 shares)	$73	$227	$395	$883

Growth Opportunities
(Class 1 shares)	$87	$271	$471	$1,049

International Growth and Income Portfolio
(Class 1 shares)	$101	$315	$547	$1,213

Marsico Focused Growth Portfolio**
(Class 1 shares)	$100	$312	$542	$1,201

MFS Massachusetts Investors Trust Portfolio
(Class 1 shares)	$80	$249	$433	$966

MFS Total Return Portfolio
(Class 1 shares)	$73	$227	$395	$883

Mid-Cap Growth Portfolio
(Class 1 shares)	$90	$281	$488	$1,084

Real Estate Portfolio
(Class 1 shares)	$87	$271	$471	$1,049

Technology Portfolio
(Class 1 shares)	$118	$368	$638	$1,409

Telecom Utility Portfolio
(Class 1 shares)	$107	$334	$579	$1,283

** The amount of the voluntary fee waiver and/or expense reimbursements by SAAMCo and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

Information about the Investments Adviser’s Management of Certain Portfolios

SAAMCo is responsible for making the day-to-day investment decisions for the Blue Chip Growth and “Dogs” of Wall Street Portfolios.

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The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined SAAMCo in February 2006 and is currently a Senior Vice President and Senior Portfolio Manager. Prior to joining SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor’s Corporation from 1998 to 2001.

The “Dogs” of Wall Street Portfolio is managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at FactSet Research Systems. Mr. Voege holds the CFA designation.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.

A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.

AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of January 31, 2010, AllianceBernstein had approximately $480 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace and David F. Randell. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Randell, Senior Vice President of AllianceBernstein and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2007. Prior to joining AllianceBernstein, he was with GTCR Golder Rauner LLC, a leading private equity firm, where he was a principal and member of the Investment Committee. Previously, Mr. Randell spent seven years at Dresdner Kleinwort Wasserstein serving as a Managing Director in the investment banking group, specializing in mergers and acquisitions.

The Growth-Income Portfolio is managed by William D. Baird. Mr. Baird joined AllianceBernstein in 1994 and is currently a Senior Vice President and Portfolio Manager.

BofA Advisors, LLC (BofA Advisors) (formerly Columbia Management Advisors, LLC) is located at 100 Federal Street, Boston, MA 02110. BofA Advisors is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, BofA Advisors acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of January 31, 2010, BofA Advisors had approximately $303.7 billion in assets under management.

Bank of America, N.A. expects to sell the long-term asset management business of Columbia Management Advisors, LLC to Ameriprise Financial, Inc. on or about May 1, 2010 (the “Closing Date”). On the Closing Date, Columbia Management Investment Advisers, LLC (“CMIA”), a wholly-owned subsidiary of Ameriprise Financial, Inc., will become subadviser of the Technology Portfolio. On or shortly after the Closing Date, Columbia Management Advisors, LLC intends to change its name to BofA Advisors, LLC. The BofA Advisors portfolio manager responsible for managing the Technology Portfolio through the Closing Date is Wayne Collette, CFA. Mr. Collette is a senior portfolio manager and a managing director for BofA Advisors. Mr. Collette has been associated with BofA Advisors or its predecessors as an investment professional since 2001. For information on management of the Technology Portfolio following the Closing Date, please see description of CMIA.

Patrick Ford, Dale Albright and Erica McKinley are responsible for the day-to-day management of the Cash

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Management Portfolio. Mr. Ford, Managing Director, has been associated with BofA Advisors or its predecessors as an investment professional, and has provided service to the Portfolio, since May 2007. Prior to joining BofA Advisors, Mr. Ford was a portfolio manager at BlackRock. Mr. Albright, Director, has been with BofA Advisors or its predecessors as an investment professional since 2008. Prior to joining BofA Advisors, Mr. Albright was a portfolio manager for Morgan Stanley Investment Management from 1990 to 2008. Ms. McKinley, Vice President, has been associated with BofA Advisors or its predecessors as an investment professional since 2000.

BofA Advisors will continue to manage the Cash Management Portfolio following the Closing Date.

Columbia Management Investment Advisers, LLC (CMIA) (formerly, RiverSource Investments, LLC) is located at 100 Federal Street, Boston, MA 02110. CMIA acts as investment manager for individuals, corporations, private investment companies and financial institutions, CMIA is registered as an investment adviser with the SEC and is an indirect, wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2009, CMIA and its affiliates had approximately $148.8 billion in assets under management.

Bank of America, N.A. expects to sell the long-term asset management business of Columbia Management Advisors, LLC (the “Previous Subadviser”) to Ameriprise Financial, Inc. on or about May 1, 2010 (the “Closing Date”). On the Closing Date, CMIA will become subadviser of the Technology Portfolio. Prior to the Closing Date, the Previous Subadviser was the subadviser of the Portfolio. For information on management of the Technology Portfolio prior to the Closing Date, please see description of BofA Advisors above. The CMIA portfolio managers responsible for managing the Technology Portfolio will be lead by Richard M. Parower, who will be assisted by Paul H. Wick, Reema D. Shah, Ajay Diwan and Benjamin Lu.

Mr. Parower, who joined J. & W. Seligman & Co.  Incorporated (“Seligman”) in April 2000 and CMIA in November 2008, will serve as the lead Portfolio Manager of the Portfolio. Mr. Wick is the head of the Seligman Technology Group since January 1990. Mr. Wick joined Seligman in 1987 and joined CMIA in November 2008. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors. Ms. Shah joined Seligman in November 2000 and CMIA in November 2008. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors. Mr. Diwan joined Seligman in February 2001 and CMIA in November 2008. Mr. Diwan provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, payment processing industries. Mr. Lu joined Seligman in April 2005 and CMIA in November 2008. Mr. Lu provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

For information on management of the Technology Portfolio prior to the closing of the Transaction, please see description of BofA Advisors.

Davis Selected Advisers, L.P. d/b/a Davis Advisors (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SunAmerica) for the assets of the Portfolios allocated to it. As of January 31, 2010, Davis had approximately $70 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

Federated Investment Management Company (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of January 31, 2010, Federated and affiliated companies had approximately $385 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers: Joseph M. Balestrino, Mark E. Durbiano, Brian S. Ruffner and Christopher J. Smith. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President, Senior Portfolio Manager, Fixed Income Market Strategist and Head of the Domestic High Grade Corporate Bond Group. Mr. Durbiano joined Federated in 1982 and is

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currently a Senior Vice President, Senior Portfolio Manager and Head of the Domestic High Yield Group.  Mr. Ruffner joined Federated in 1994 and is currently a Vice President and Senior Investment Analyst. Mr. Smith joined Federated in 1995 and is currently a Vice President and Senior Portfolio Manager. Mr. Balestrino, Mr. Durbiano and Mr. Smith hold the Chartered Financial Analyst designation. Mr. Balestrino serves as a back-up portfolio manager to the Portfolio.

Franklin Advisory Services, LLC (Franklin) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2010, Franklin Templeton Investments managed approximately $548 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, CPA, Margaret McGee, Y. Dogan Sahin, CFA, and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Sahin joined Franklin in 2001 and is currently a portfolio manager. Prior to joining Franklin Advisory Services in 2003, Mr. Sahin was a research analyst in Franklin’s San Mateo, California office where he provided industry specific equity research of specialty retail companies. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

Goldman Sachs Asset Management International (GSAM International) is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM International is regulated by the Financial Services Authority and has been a registered investment adviser since 1991 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2009, Goldman Sachs Asset Management, L.P., including its investment advisory affiliates, one of which is GSAM International, had assets under management of $753.4 billion.

The Global Bond Portfolio is managed by Andrew F. Wilson and Iain Lindsay. Mr. Wilson is currently Managing Director, Co-Head of Global Fixed Income and Liquidity Management, Co-Head of GSAM Europe, Middle East and Africa (EMEA), and a member of the Fixed Income Strategy Group and Country Strategy team. Mr. Wilson joined GSAM International in 1995, as a portfolio manager in Global Fixed Income. Mr. Lindsay is currently Managing Director, Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Previously, Mr. Lindsay was a senior portfolio manager for the global fixed income and currency management team. Mr. Lindsay joined GSAM International in 2001.

J.P. Morgan Investment Management Inc. (JP Morgan) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2009, JP Morgan together with its affiliated companies had approximately $1.2 trillion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan’s Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan’s Global Portfolios Group based in London.

The Mid-Cap Growth Portfolio is managed by lead portfolio manager, Timothy Parton, and risk control manager, Christopher Jones. Mr. Parton is a portfolio manager in the U.S. Equity Group and has been an employee since 1986, managing a variety of small and mid cap portfolios. He has managed the U.S. Midcap Growth strategy since November 2001. Mr. Parton is a CFA charterholder. Mr. Jones, Chief Investment Officer of the Growth & Small Cap U.S. Equities Group is an employee since 1982. Mr. Jones has had fund management and analytical responsibilities on the team since 1986. He is a CFA charterholder.

Marsico Capital Management, LLC (Marsico) Marsico, located at 1200 17th Street, Suite 1600, Denver, CO 80202, is an independent, employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability Company and provides investment management services to mutual funds and private accounts. As

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of January 31, 2010, Marsico had approximately $52.8 billion under management.

The Marsico Focused Growth Portfolio is managed by Thomas F. Marsico and A. Douglas Rao. Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager. Mr. Rao, a portfolio manager and senior analyst, joined Marsico in 2005, and has 10 years of experience as a securities analyst.

Massachusetts Financial Services Company (MFS®) is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. Net assets under the management of the MFS organization were approximately $180 billion as of January 31, 2010. MFS® is a registered trademark of Massachusetts Financial Services Company.

The MFS® Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty has been employed in the investment area of MFS since 2002. Ms. Zatlyn has been employed in the investment area of MFS since 2001. Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.

The MFS Total Return Portfolio is managed by an investment team led by Brooks A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, William P. Douglas, Richard O. Hawkins and Joshua P. Marston. Mr. Taylor has been employed in the investment area of MFS since 1996. Mr. Gorham has been employed in the investment area of MFS since 1992. Mr. Chitkara has been employed in the investment area of MFS since 1997. Mr. Roberge has been employed in the investment area of MFS since 1996. Mr. Douglas has been employed in the investment area of MFS since 2004. Mr. Hawkins has been employed in the investment area of MFS since 1988. Mr. Marston has been employed in the investment area of MFS since 1999. The portfolio managers’ primary roles are as follows: Mr. Taylor: Lead/Equity Securities Portfolio Manager; Mr. Gorham: Equity Securities Portfolio Manager; Mr. Chitkara: Equity Securities Portfolio Manager; Mr. Hawkins: Debt Securities Portfolio Manager; Mr. Roberge: Debt Securities Portfolio Manager; Mr. Douglas: Mortgage-Backed Debt Securities Portfolio Manager; Mr. Marston: Debt Securities Portfolio Manager.

The Telecom Utility Portfolio is managed by an investment team comprised of Maura A. Shaughnessy and Robert D. Persons. Ms. Shaughnessy has been employed in the investment are of MFS since 1991. Mr. Persons has been employed in the investment area of MFS since 2000. The Portfolio Managers’ primary roles are as follows: Ms. Shaughnessy: Equity Securities Portfolio Manager; Mr. Persons: Debt Securities Portfolio Manager.

Morgan Stanley Investment Management Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2009, MSIM together with its affiliated asset management companies had approximately $395.3 billion in assets under management.

On October 20, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of both Van Kampen Asset Management and certain portions of Morgan Stanley Investment Management Inc. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that subadvises the Growth Opportunities Portfolio. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010. It is anticipated that, upon the approval of the Trust’s Board of Trustees, a new subadvisory agreement will be entered into with Invesco Advisers, Inc. with respect to the Growth Opportunities Portfolio. The MSIM portfolio managers listed below are expected to continue as portfolio managers following the close of the Transaction.

Upon the close of the Transaction, Invesco Advisers, Inc. (“Invesco”) will serve as the subadviser to the Growth Opportunities Portfolio. Invesco also manages other investment portfolios that encompass a broad range of investment objectives. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2009, Invesco Ltd. managed approximately $423.1 billion in assets.

The Growth Opportunities Portfolio is managed by Matthew Hart and Justin Speer. Mr. Hart, Executive Director and Portfolio manager of MSIM and Mr. Speer, Senior Associate and Portfolio Manager of MSIM are responsible for the execution of the overall strategy of the Portfolio. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000. Mr. Speer has been associated with MSIM in an investment capacity since May 2008. Prior to May 2008, Mr. Speer worked as an equity research analyst at Credit Suisse.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

OppenheimerFunds, Inc. (Oppenheimer) has been an investment adviser since 1960. As of January 31, 2010,

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Oppenheimer, its subsidiaries and its controlled affiliates managed more than $160 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Manind Govil, CFA, Senior Vice President and Main Street Team Leader, and Anthony W. Gennaro, Jr., CFA, CPA, Vice President, since May 2009. Prior to joining Oppenheimer, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC, and Mr. Genarro was sector manager for media, internet and telecom, and a co-portfolio manager for mid cap portfolios with RS Investment Management Co. LLC. The Capital Growth Portfolio is managed by Mr. Marc Baylin. Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of January 31, 2010, PIMCO had approximately $1,028 billion in assets under management. PIMCO’s address is 840 Newport Center Drive, Newport Beach, CA 92660.

The Total Return Bond Portfolio is managed by Chris P. Dialynas. Mr. Dialynas is a Managing Director in the Newport Beach office, portfolio manager, and a member of PIMCO’s Investment Committee. He has written extensively and lectured on the topic of fixed income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He joined PIMCO in 1980. Mr. Dialynas has thirty-one years of investment experience.

PineBridge Investments LLC (PineBridge) is a Delaware limited liability company and is located at 70 Pine Street, New York, New York 10270. PineBridge is a wholly owned subsidiary of PineBridge Global Investments LLC, which is a wholly owned indirect subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asia-based private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard. As of December 31, 2009, PineBridge managed approximately $87.3 billion in assets.

The High-Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. Mr. Petermann is Managing Director, Head of U.S. Public Fixed Income and Head of High Yield Investments for PineBridge. Mr. Petermann joined PineBridge as a research analyst with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in October 2003. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for PineBridge. Mr. Yovanovic joined PineBridge with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for PineBridge. Mr. Lindvall joined PineBridge in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

Putnam Investment Management, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of January 31, 2010, Putnam had approximately $112.67 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Graña. Mr. Graña is a Managing Director and the Portfolio Manager of Putnam Emerging Markets Equity Fund and emerging markets equity institutional portfolios. Mr. Graña joined Putnam in 1999 as an Equity Research Analyst, covering the emerging market, financial, and consumer goods sectors. He was promoted to his current role in 2003. A CFA charterholder, Mr. Graña has been in the investment industry since 1993.

The International Growth and Income Portfolio is managed by Darren A. Jaroch. Mr. Jaroch is a Vice President and Portfolio Manager responsible for all global and international value institutional portfolios. He is also Portfolio Manager of Putnam International Value Fund. A CFA charterholder, Mr. Jaroch joined Putnam as a Quantitative Analyst in 1999 and has been in the investment industry since 1996.

Wells Capital Management Incorporated (Wells Capital) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2009, Wells Capital managed assets aggregating in excess of $373 billion.

The Aggressive Growth Portfolio is managed by an investment team comprised of Jerome C. Philpott, CFA, Stuart O. Roberts and Lance Marx, CFA. Mr. Philpott is Managing Director and a Senior Portfolio Manager for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team 1991. Mr. Roberts is a Senior Portfolio Manager

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for Wells Capital Montgomery Growth Equity Team He founded the Montgomery Growth Equity Team 1990. Mr. Marx serves as an Assistant Portfolio Manager and Senior Analyst for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team in 2001. The Montgomery Growth Equity Team was acquired by Wells Capital in 2003.

The Fundamental Growth Portfolio is managed by an investment team led by Thomas J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select growth portfolios. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management from 2000 to 2005. Mr. Pence has earned the right to use the CFA designation. Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Prior to joining Wells Capital in 2005, Mr. Harris held similar roles with Strong Capital Management from 2000 to 2005. Mr. Harris has earned the right to use the CFA designation.

Information about the Distributor

SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers only Class 1 shares.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares.  The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices.  The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests.  The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

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Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Dividend Policies and Taxes

Distributions.  Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestments.  The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio.  Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These

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designations and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

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Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 1 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets		net assets		turnover

Cash Management Portfolio — Class 1
01/31/06	$10.69	$0.32	$—	$0.32	$(0.09)	$—	$(0.09)	$10.92	3.04%	$191,254	0.54%		2.91%		—%
01/31/07	10.92	0.52	(0.01)	0.51	(0.28)	—	(0.28)	11.15	4.71	216,529	0.50		4.63		—
01/31/08	11.15	0.54	(0.06)	0.48	(0.42)	—	(0.42)	11.21	4.35	293,097	0.51		4.81		—
01/31/09	11.21	0.23	(0.13)	0.10	(0.34)	—	(0.34)	10.97	0.94	301,076	0.49		2.03		—
01/31/10	10.97	(0.01)	0.00	(0.01)	(0.27)	—	(0.27)	10.69	(0.05)	184,424	0.51		(0.05)		—

Corporate Bond Portfolio — Class 1
01/31/06	12.02	0.62	(0.44)	0.18	(0.55)	—	(0.55)	11.65	1.60	280,564	0.62		5.23		44
01/31/07	11.65	0.65	0.02	0.67	(0.53)	—	(0.53)	11.79	5.82	285,098	0.60		5.53		41
01/31/08	11.79	0.65	0.10	0.75	(0.48)	—	(0.48)	12.06	6.46	289,694	0.59		5.42		29
01/31/09	12.06	0.74	(1.56)	(0.82)	(0.52)	—	(0.52)	10.72	(6.55)	222,114	0.59		6.41		59
01/31/10	10.72	0.87	2.33	3.20	(0.77)	—	(0.77)	13.15	30.18	260,596	0.59		7.18		33

Global Bond Portfolio — Class 1
01/31/06	11.74	0.28	0.06	0.34	(0.38)	(0.06)	(0.44)	11.64	2.98	97,472	0.83		2.40		164
01/31/07	11.64	0.30	0.04	0.34	(1.11)	(0.23)	(1.34)	10.64	3.08	85,764	0.82		2.57		44
01/31/08	10.64	0.49	1.32	1.81	(0.06)	(0.05)	(0.11)	12.34	17.15	113,115	0.82	(1)	4.44	(1)	55
01/31/09	12.34	0.31	(0.56)	(0.25)	(0.39)	(0.07)	(0.46)	11.63	(1.77)	93,219	0.77		2.59		89
01/31/10	11.63	0.33	1.10	1.43	(0.43)	(0.30)	(0.73)	12.33	12.29	89,061	0.71		2.69		72

High-Yield Bond Portfolio — Class 1
01/31/06	7.30	0.57	0.16	0.73	(0.77)	—	(0.77)	7.26	10.65	242,766	0.74	(1)	7.75	(1)	71
01/31/07	7.26	0.54	0.34	0.88	(0.60)	—	(0.60)	7.54	12.41	231,605	0.69		7.22		60
01/31/08	7.54	0.59	(0.76)	(0.17)	(0.57)	—	(0.57)	6.80	(2.63)	156,636	0.74		7.78		78
01/31/09	6.80	0.63	(2.42)	(1.79)	(0.72)	—	(0.72)	4.29	(27.54)	96,492	0.75		10.37		66
01/31/10	4.29	0.53	1.13	1.66	(0.46)	—	(0.46)	5.49	39.38	123,988	0.74		10.58		112
Total Return Bond Portfolio — Class 1
01/31/06	7.68	0.52	0.10	0.62	(0.63)	—	(0.63)	7.67	8.49	80,462	0.97		6.69		48
01/31/07	7.67	0.48	0.13	0.61	(0.60)	—	(0.60)	7.68	8.27	74,677	0.97		6.26		42
01/31/08	7.68	0.52	(0.07)	0.45	(0.52)	—	(0.52)	7.61	5.90	66,587	0.97		6.66		33
01/31/09	7.61	0.31	0.07	0.38	(0.27)	—	(0.27)	7.72	5.31	78,982	0.81		4.14		348
01/31/10	7.72	0.28	0.72	1.00	(0.16)	—	(0.16)	8.56	13.05	115,667	0.68		3.45		177

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	The ratio is gross of custody credits of 0.01%.

100
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000’s)	net assets		net assets		turnover

Balanced Portfolio — Class 1
01/31/06	$13.82	$0.31	$0.30	$0.61	$(0.35)	$—	$(0.35)	$14.08	4.55	%(2)	$224,250	0.73	%(1)	2.16	%(1)	227%
01/31/07	14.08	0.36	1.10	1.46	(0.41)	—	(0.41)	15.13	10.46		191,204	0.74		2.50		141
01/31/08	15.13	0.38	(0.26)	0.12	(0.46)	—	(0.46)	14.79	0.61	(4)	152,768	0.78	(1)	2.45	(1)	74
01/31/09	14.79	0.34	(4.20)	(3.86)	(0.48)	—	(0.48)	10.45	(26.36)		86,808	0.80	(1)	2.52	(1)	91
01/31/10	10.45	0.25	2.55	2.80	(0.42)	—	(0.42)	12.83	26.80		93,954	0.84	(1)	2.08	(1)	108

MFS Total Return Portfolio — Class 1
01/31/06	17.56	0.44	0.50	0.94	(0.39)	(0.85)	(1.24)	17.26	5.74		674,833	0.71	(1)	2.48	(1)	44
01/31/07	17.26	0.50	1.47	1.97	(0.43)	(0.61)	(1.04)	18.19	11.76		660,292	0.71	(1)	2.83	(1)	51
01/31/08	18.19	0.49	(0.35)	0.14	(0.49)	(0.87)	(1.36)	16.97	0.43	(3)	569,694	0.71	(1)	2.65	(1)	58
01/31/09	16.97	0.45	(4.46)	(4.01)	(0.52)	(1.09)	(1.61)	11.35	(24.37)		337,869	0.72	(1)	2.95	(1)	56
01/31/10	11.35	0.37	2.32	2.69	(0.50)	—	(0.50)	13.54	23.76		349,752	0.72	(1)	2.87	(1)	38

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Balanced Class 1	0.02%	—%	0.01%	0.01%	0.00%
MFS Total Return Class 1	0.01	0.01	0.01	0.01	0.01

(2)	The Portfolio’s total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s total return was increased by less than 0.01% from payment by an affiliate.
(4)	The Portfolio’s total return was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.

101
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Telecom Utility Portfolio — Class 1
01/31/06	$8.65	$0.32	$0.60	$0.92	$(0.39)	$—	$(0.39)	$9.18	10.90%	$43,498	0.91	%(1)(2)	3.54	%(1)(2)	6%
01/31/07	9.18	0.35	1.78	2.13	(0.37)	—	(0.37)	10.94	23.49	50,319	0.90	(1)	3.50	(1)	73
01/31/08	10.94	0.30	0.97	1.27	(0.38)	—	(0.38)	11.83	11.38	46,594	1.02	(1)	2.44	(1)	171
01/31/09	11.83	0.27	(4.25)	(3.98)	(0.28)	—	(0.28)	7.57	(33.75)	22,918	1.03	(1)	2.54	(1)	69
01/31/10	7.57	0.33	1.82	2.15	(0.50)	—	(0.50)	9.22	28.40	23,270	1.06	(1)	3.83	(1)	66
Growth-Income Portfolio — Class 1
01/31/06	23.25	0.14	3.11	3.25	(0.14)	—	(0.14)	26.36	14.05	715,382	0.61	(1)	0.58	(1)	36
01/31/07	26.36	0.20	1.42	1.62	(0.20)	—	(0.20)	27.78	6.17	567,436	0.63	(1)	0.76	(1)	44
01/31/08	27.78	0.19	(0.56)	(0.37)	(0.28)	—	(0.28)	27.13	(1.46)	418,964	0.64	(1)	0.69	(1)	34
01/31/09	27.13	0.20	(10.64)	(10.44)	(0.27)	(3.04)	(3.31)	13.38	(40.37)	190,022	0.68	(1)	0.90	(1)	70
01/31/10	13.38	0.14	3.69	3.83	(0.23)	—	(0.23)	16.98	28.61	198,240	0.71	(1)	0.90	(1)	49

Equity Opportunities Portfolio — Class 1
01/31/06	16.06	0.25	1.09	1.34	(0.26)	—	(0.26)	17.14	8.50	176,962	0.76	(1)	1.46	(1)	55
01/31/07	17.14	0.28	2.35	2.63	(0.30)	(0.21)	(0.51)	19.26	15.51	157,526	0.76	(1)	1.54	(1)	59
01/31/08	19.26	0.19	(1.25)	(1.06)	(0.35)	(1.96)	(2.31)	15.89	(7.05)	110,739	0.88	(1)	1.00	(1)	170
01/31/09	15.89	0.11	(5.97)	(5.86)	(0.23)	(2.82)	(3.05)	6.98	(40.05)	50,402	1.00		0.88		142
01/31/10	6.98	0.07	2.76	2.83	(0.12)	—	(0.12)	9.69	40.50	57,061	1.03		0.81		147

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Telecom Utility Class 1	0.03%	0.04%	0.02%	0.01%	0.01%
Growth-Income Class 1	0.01	0.01	0.00	0.01	0.00
Equity Opportunities Class 1	0.05	0.04	0.03	—	—

(2)	Net of custody credits of 0.01%

102
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets		net assets		turnover

Davis Venture Value Portfolio — Class 1
01/31/06	$25.94	$0.28	$3.25	$3.53	$(0.28)	$—	$(0.28)	$29.19	13.71%		$1,819,150	0.76	%(1)	1.03	%(1)	14%
01/31/07	29.19	0.28	4.06	4.34	(0.31)	—	(0.31)	33.22	14.96	(2)	1,720,746	0.76	(1)	0.91	(1)	16
01/31/08	33.22	0.41	(0.51)	(0.10)	(0.31)	(1.54)	(1.85)	31.27	(0.80)		1,348,011	0.77	(1)	1.21	(1)	14
01/31/09	31.27	0.29	(12.30)	(12.01)	(0.48)	(4.11)	(4.59)	14.67	(41.35	)(3)	606,016	0.78	(1)	1.12	(1)	16
01/31/10	14.67	0.15	6.00	6.15	(0.30)	(0.44)	(0.74)	20.08	41.94		700,922	0.77	(1)	0.81	(1)	14

“Dogs” of Wall Street Portfolio — Class 1
01/31/06	10.37	0.24	0.04	0.28	(0.26)	(0.02)	(0.28)	10.37	2.91		68,668	0.70	(1)	2.26	(1)	26
01/31/07	10.37	0.25	1.85	2.10	(0.28)	(0.19)	(0.47)	12.00	20.57		67,972	0.71	(1)	2.22	(1)	45
01/31/08	12.00	0.25	(0.55)	(0.30)	(0.31)	(0.72)	(1.03)	10.67	(2.89)		45,384	0.73	(1)	2.24	(1)	61
01/31/09	10.67	0.29	(3.81)	(3.52)	(0.33)	(1.71)	(2.04)	5.11	(37.13)		21,919	0.75	(1)	3.31	(1)	74
01/31/10	5.11	0.20	1.65	1.85	(0.30)	—	(0.30)	6.66	36.46		24,588	0.78		3.35		66

Alliance Growth Portfolio — Class 1
01/31/06	18.08	0.02	5.07	5.09	(0.08)	—	(0.08)	23.09	28.23		878,869	0.66	(1)	0.10	(1)	66
01/31/07	23.09	0.01	(0.59)	(0.58)	(0.03)	—	(0.03)	22.48	(2.52)		640,828	0.66	(1)	0.07	(1)	91
01/31/08	22.48	0.04	(0.04)	0.00	(0.01)	—	(0.01)	22.47	(0.00)		470,282	0.66	(1)	0.15	(1)	110
01/31/09	22.47	0.09	(8.31)	(8.22)	(0.03)	—	(0.03)	14.22	(36.59)		227,852	0.68	(1)	0.43	(1)	98
01/31/10	14.22	0.16	5.39	5.55	(0.11)	—	(0.11)	19.66	39.01		257,596	0.68	(1)	0.91	(1)	98

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Davis Venture Value Class 1	0.01%	0.00%	0.00%	0.00%	0.00%
“Dogs” of Wall Street Class 1	0.00	0.02	0.01	0.00	—
Alliance Growth Class 1	0.02	0.01	0.01	0.01	0.01

(2)	The Portfolio’s performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s performance figure was increased by 0.04% from gains on the disposal of investments in violation of investment restrictions.

103
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(2)		net assets(2)		turnover

Capital Growth Portfolio — Class 1
01/31/06	$7.32	$0.02	$0.65	$0.67	$(0.04)	$—	$(0.04)	$7.95	9.15%	$18,639	1.32	%(1)	0.31	%(1)	58%
01/31/07	7.95	0.02	1.07	1.09	(0.03)	—	(0.03)	9.01	13.68	19,493	1.30	(1)(3)	0.29	(1)(3)	91
01/31/08	9.01	(0.01)	0.22	0.21	(0.11)	—	(0.11)	9.11	2.20	16,081	1.13	(1)	(0.13	)(1)	120
01/31/09	9.11	(0.01)	(3.80)	(3.81)	—	—	—	5.30	(41.82)	7,374	1.06		(0.15)		62
01/31/10	5.30	0.00	2.13	2.13	—	—	—	7.43	40.19	10,774	1.00		0.02		47

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08

Capital Growth Class 1	0.01%	0.02%	0.01%

(2)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/06(1)	1/07(1)	1/08(1)	1/09	1/10	1/06(1)	1/07(1)	1/08(1)	1/09	1/10

Capital Growth Class 1	1.20%	1.19%	1.18%	1.11%	1.05%	0.43%	0.40%	(0.18)%	(0.20)%	(0.03)%

(3)	Net of custody credits of 0.01%.

104
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	assets(1)		net assets(1)		turnover

MFS Massachusetts Investors Trust Portfolio — Class 1
01/31/06	$11.45	$0.08	$1.32	$1.40	$(0.10)	$—	$(0.10)	$12.75	12.28%	$191,335	0.78%		0.65%		45%
01/31/07	12.75	0.14	1.35	1.49	(0.09)	—	(0.09)	14.15	11.76	162,799	0.78		1.02		27
01/31/08	14.15	0.12	0.30	0.42	(0.18)	—	(0.18)	14.39	2.84 (3)	128,090	0.78		0.81		23
01/31/09	14.39	0.17	(4.96)	(4.79)	(0.14)	—	(0.14)	9.46	(33.44)	65,174	0.79		1.31		33
01/31/10	9.46	0.14	2.85	2.99	(0.15)	—	(0.15)	12.30	31.65	71,683	0.79		1.26		37

Fundamental Growth Portfolio — Class 1
01/31/06	14.12	0.00	1.60	1.60	(0.09)	—	(0.09)	15.63	11.40	201,063	0.92	(2)	(0.04	)(2)	116
01/31/07	15.63	(0.01)	1.12	1.11	(0.00)	—	(0.00)	16.74	7.13	160,693	0.84	(2)	(0.09	)(2)	73
01/31/08	16.74	(0.01)	0.02	0.01	—	—	—	16.75	0.06	120,755	0.92	(2)	(0.04	)(2)	197
01/31/09	16.75	(0.01)	(6.77)	(6.78)	—	—	—	9.97	(40.48)	56,847	0.93		(0.12)		151
01/31/10	9.97	0.01	3.19	3.20	—	—	—	13.17	32.10	63,212	0.94	(2)	0.01	(2)	151

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

MFS Massachusetts Investors Trust Class 1	0.01%	0.01%	0.01%	0.01%	0.01%
Fundamental Growth Class 1	0.04	0.02	0.03	0.04	0.05

(2)	During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

						Net Investment
	Expenses					Income (Loss)
	1/06(1)	1/07(1)	1/08(1)	1/09	1/10(1)	1/06(1)	1/07(1)	1/08(1)	1/09	1/10(1)

Fundamental Growth Portfolio Class 1	0.95%	0.94%	0.94%	—	0.96%	(0.07)%	(0.19)%	(0.07)%	—	(0.01)%

(3)	The Portfolio’s total return was increased by less than 0.01% from a payment by an affiliate.

105
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets(1)(2)	net assets(1)(2)	turnover

Blue Chip Growth Portfolio — Class 1
01/31/06	$6.21	$0.01	$0.48	$0.49	$(0.04)	$—	$(0.04)	$6.66	7.89%		$29,581	0.85%	0.18%	109%
01/31/07	6.66	0.02	0.47	0.49	(0.02)	—	(0.02)	7.13	7.32		23,051	0.85	0.34	154
01/31/08	7.13	0.03	0.11	0.14	(0.03)	—	(0.03)	7.24	1.86		20,216	0.85	0.34	71
01/31/09	7.24	0.02	(2.60)	(2.58)	(0.03)	—	(0.03)	4.63	(35.70	)(3)	9,323	0.85	0.26	51
01/31/10	4.63	0.02	1.58	1.60	(0.02)	—	(0.02)	6.21	34.54		11,435	0.85	0.38	45

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/06(2)	1/07(2)	1/08(2)	1/09(2)	1/10(2)	1/06(2)	1/07(2)	1/08(2)	1/09(2)	1/10(2)

Blue Chip Growth Class 1	0.94%	0.85%	0.91%	0.93%	0.97%	0.09%	0.34%	0.28%	0.17%	0.26%

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Blue Chip Growth Class 1	0.05%	0.02%	0.01%	0.01%	0.00%

(3)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

106
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	assets		net assets		turnover

Real Estate Portfolio — Class 1
01/31/06	$18.19	$0.34	$5.00	$5.34	$(0.42)	$(1.55)	$(1.97)	$21.56	31.37%		$165,987	0.85	%(2)	1.69	%(2)	23%
01/31/07	21.56	0.34	6.65	6.99	(0.32)	(2.34)	(2.66)	25.89	34.17	(3)	195,996	0.82		1.45		37
01/31/08	25.89	0.48	(5.30)	(4.82)	(0.34)	(3.56)	(3.90)	17.17	(20.98	)(3)	98,168	0.84		2.12		60
01/31/09	17.17	0.31	(7.85)	(7.54)	(0.53)	(2.20)	(2.73)	6.90	(49.83)		37,470	0.85	(2)	2.20	(2)	44
01/31/10	6.90	0.21	2.63	2.84	(0.19)	—	(0.19)	9.55	41.19	(4)	41,157	0.86	(2)	2.58	(2)	71

Small Company Value Portfolio — Class 1
01/31/06	14.94	0.00	3.21	3.21	(0.11)	(0.94)	(1.05)	17.10	22.64		10,218	1.60	(1)	0.01	(1)	16
01/31/07	17.10	0.00	2.05	2.05	(0.00)	(1.33)	(1.33)	17.82	12.61		9,998	1.60	(1)	0.02	(1)	7
01/31/08	17.82	0.11	(2.01)	(1.90)	—	(0.23)	(0.23)	15.69	(10.80)		6,633	1.19	(1)	0.60	(1)	3
01/31/09	15.69	0.12	(6.52)	(6.40)	(0.07)	(0.17)	(0.24)	9.05	(41.14)		3,058	1.12		0.86		11
01/31/10	9.05	0.11	4.01	4.12	(0.10)	—	(0.10)	13.07	45.46		3,800	1.11		0.91		6

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

				Net Investment
	Expenses			Income (Loss)
	1/06	1/07	1/08	1/06	1/07	1/08

Small Company Value Class 1	1.82%	1.46%	1.18%	(0.21)%	0.17%	0.62%

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Real Estate Class 1	0.00%	—	—	0.00%	0.01%

(3)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(4)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

107
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets		net assets		turnover

Mid-Cap Growth Portfolio — Class 1
01/31/06	$8.75	$(0.03)	$1.11	$1.08	$—	$—	$—	$9.83	12.34%	$144,202	0.82	%(1)	(0.33	)%(1)	83%
01/31/07	9.83	0.02	0.10	0.12	—	—	—	9.95	1.22	116,485	0.82	(1)	0.22	(1)	143
01/31/08	9.95	(0.04)	0.18	0.14	(0.03)	—	(0.03)	10.06	1.34	88,878	0.87	(1)	(0.37	)(1)	185
01/31/09	10.06	(0.04)	(3.99)	(4.03)	—	—	—	6.03	(40.06)	41,677	0.88	(1)	(0.40	)(1)	97
01/31/10	6.03	(0.02)	2.59	2.57	—	—	—	8.60	42.62	51,399	0.89	(1)	(0.24	)(1)	84

Aggressive Growth Portfolio — Class 1
01/31/06	10.10	0.01	1.50	1.51	—	—	—	11.61	14.95	174,880	0.79	(1)	0.05	(1)	121
01/31/07	11.61	0.07	1.31	1.38	(0.01)	—	(0.01)	12.98	11.92	150,208	0.81	(1)	0.56	(1)	298
01/31/08	12.98	0.04	(1.39)	(1.35)	(0.08)	—	(0.08)	11.55	(10.51)	102,998	0.80	(1)	0.31	(1)	143
01/31/09	11.55	0.01	(5.94)	(5.93)	(0.06)	—	(0.06)	5.56	(51.41)	40,566	0.88	(1)	(0.02	)(1)	943
01/31/10	5.56	(0.01)	2.33	2.32	(0.01)	—	(0.01)	7.87	41.72	47,230	0.95	(1)	(0.20	)(1)	238

Growth Opportunities Portfolio — Class 1
01/31/06	4.99	(0.02)	1.07	1.05	—	—	—	6.04	21.04	18,641	1.00	(1)(2)	(0.49	)(1)(2)	228
01/31/07	6.04	(0.03)	0.34	0.31	—	—	—	6.35	5.13	23,116	1.00	(2)	(0.56	)(2)	310
01/31/08	6.35	(0.04)	0.48	0.44	—	—	—	6.79	6.93	21,098	0.93		(0.61)		209
01/31/09	6.79	(0.04)	(2.25)	(2.29)	—	—	—	4.50	(33.73)	11,160	0.93	(1)	(0.61	)(1)	234
01/31/10	4.50	(0.03)	1.04	1.01	—	—	—	5.51	22.44	12,543	0.90	(1)	(0.61	)(1)	261

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Mid-Cap Growth Class 1	0.03%	0.02%	0.01%	0.01%	0.01%
Aggressive Growth Class 1	0.05	0.03	0.05	0.14	0.02
Growth Opportunities Class 1	0.03	—	—	0.01	0.05

(2)	During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
	1/06(1)	1/07	1/06(1)	1/07

Growth Opportunities Class 1	1.02%	0.94%	(0.51)%	(0.50)%

108
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets(1)		net assets(1)		turnover

Marsico Focused Growth Portfolio — Class 1
01/31/06	$10.65	$0.00	$2.02	$2.02	$—	$—	$—	$12.67	18.97%	$77,099	0.94	%(1)	0.01	%(1)	71%
01/31/07	12.67	0.02	1.17	1.19	—	(0.77)	(0.77)	13.09	10.05	69,495	0.93	(1)	0.17	(1)	59
01/31/08	13.09	0.05	(0.14)	(0.09)	(0.03)	(0.68)	(0.71)	12.29	(1.39)	48,915	0.95	(1)	0.35	(1)	77
01/31/09	12.29	0.06	(4.54)	(4.48)	(0.06)	(2.23)	(2.29)	5.52	(40.51)	21,126	0.97	(1)	0.55	(1)	77
01/31/10	5.52	0.03	2.01	2.04	(0.06)	—	(0.06)	7.50	36.91	20,902	0.98	(1)	0.49	(1)	85

Technology Portfolio Class 1
01/31/06	2.46	(0.02)	0.36	0.34	—	—	—	2.80	13.82	25,260	1.19	(1)	(0.84	)(1)	95
01/31/07	2.80	(0.02)	(0.09)	(0.11)	—	—	—	2.69	(3.93)	18,434	1.19	(1)	(0.64	)(1)	172
01/31/08	2.69	0.00	0.03	0.03	—	—	—	2.72	1.12	19,611	1.22	(1)(2)	0.09	(1)(2)	312
01/31/09	2.72	(0.01)	(1.16)	(1.17)	—	—	—	1.55	(43.01)	7,498	1.22	(1)(2)	(0.59	)(1)(2)	269
01/31/10	1.55	(0.01)	0.64	0.63	—	—	—	2.18	40.65	13,434	1.16	(2)	(0.65	)(2)	233

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Marsico Focused Growth Class 1	0.02%	0.02%	0.00%	0.00%	0.00%
Technology Class 1	0.05	0.03	0.01	0.09	—

(2)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

				Net Investment
	Expenses			Income (Loss)
	1/08(1)	1/09(1)	1/10	1/08(1)	1/09(1)	1/10

Technology Class 1	1.25%	1.32%	1.26%	0.07%	(0.69)%	(0.75)%

109
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

International Growth and Income Portfolio — Class 1
01/31/06	$11.73	$0.21	$2.50	$2.71	$(0.11)	$—	$(0.11)	$14.33	23.25%	$283,464	1.10	%(1)	1.68	%(1)	79%
01/31/07	14.33	0.33	2.73	3.06	(0.21)	(0.20)	(0.41)	16.98	21.57	316,711	1.03	(1)	2.16	(1)	97
01/31/08	16.98	0.34	(0.76)	(0.42)	(0.30)	(2.13)	(2.43)	14.13	(4.80)	255,827	1.04	(1)	1.97	(1)	86
01/31/09	14.13	0.34	(6.63)	(6.29)	(0.38)	(1.34)	(1.72)	6.12	(47.06)	94,649	1.03	(1)(3)	2.92	(1)(3)	103
01/31/10	6.12	0.16	2.10	2.26	—	—	—	8.38	36.93	103,000	1.00	(1)(3)	2.15	(1)(3)	133
Global Equities Portfolio — Class 1
01/31/06	11.19	0.08	2.90	2.98	(0.03)	—	(0.03)	14.14	26.72	217,409	0.91	(1)	0.62	(1)	161
01/31/07	14.14	0.18	2.41	2.59	(0.14)	—	(0.14)	16.59	18.40 (2)	208,879	0.89		1.19		93
01/31/08	16.59	0.21	(0.21)	(0.00)	(0.22)	—	(0.22)	16.37	(0.18)	165,403	0.92		1.17		115
01/31/09	16.37	0.30	(7.31)	(7.01)	(0.34)	—	(0.34)	9.02	(43.23)	69,645	0.99		2.13		115
01/31/10	9.02	0.16	3.09	3.25	(0.32)	—	(0.32)	11.95	35.91	77,353	1.02		1.49		121
International Diversified Equities Portfolio Class 1
01/31/06	7.67	0.12	1.71	1.83	(0.13)	—	(0.13)	9.37	24.08	190,263	1.11		1.42		19
01/31/07	9.37	0.19	1.41	1.60	(0.04)	—	(0.04)	10.93	17.15	188,241	0.94		1.87		13
01/31/08	10.93	0.19	0.27	0.46	(0.25)	—	(0.25)	11.14	3.95	159,031	0.99		1.61		27
01/31/09	11.14	0.21	(4.69)	(4.48)	(0.35)	(0.25)	(0.60)	6.06	(41.13)	72,132	0.99		2.16		43
01/31/10	6.06	0.13	2.18	2.31	(0.11)	—	(0.11)	8.26	37.99	80,191	0.97		1.67		34

Emerging Markets Portfolio Class 1
01/31/06	11.55	0.22	5.99	6.21	(0.05)	—	(0.05)	17.71	53.84	177,187	1.51	(1)	1.58	(1)	147
01/31/07	17.71	0.20	2.44	2.64	(0.18)	(3.05)	(3.23)	17.12	17.92	173,451	1.40	(1)	1.20	(1)	184
01/31/08	17.12	0.15	4.23	4.38	(0.41)	(2.75)	(3.16)	18.34	23.01	177,869	1.39	(1)	0.77	(1)	180
01/31/09	18.34	0.16	(8.80)	(8.64)	(0.27)	(5.19)	(5.46)	4.24	(54.12)	60,354	1.40	(1)	1.27	(1)	152
01/31/10	4.24	0.07	3.19	3.26	—	—	—	7.50	76.89	99,502	1.30	(1)	1.07	(1)	224

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

International Growth and Income Class 1	0.03%	0.01%	0.00%	0.01%	0.01%
Global Equities Class 1	0.02	—	—	—	—
Emerging Markets Class 1	0.10	0.06	0.02	0.05	0.07

(2)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.

(3)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

			Net Investment
	Expenses		Income (Loss)
	1/09(1)	1/10(1)	1/09(1)	1/10(1)

International Growth and Income Class 1	1.04%	1.05%	2.91%	2.10%

110
SunAmerica Series Trust

For More Information

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

111
SunAmerica Series Trust

PROSPECTUS
May 1, 2010

SUNAMERICA SERIES TRUST
(Class 1 Shares)

Class 1 Shares:
Portfolio	Ticker Symbols

Aggressive Growth Portfolio	STAGA
Alliance Growth Portfolio	STALA
Balanced Portfolio	STSBA
Blue Chip Growth Portfolio	STBCA
Cash Management Portfolio	STCMA
Davis Venture Value Portfolio	STDVA
Emerging Markets Portfolio	STEMA
Fundamental Growth Portfolio	STPGA
Global Bond Portfolio	STGBA
Global Equities Portfolio	STGEA
Growth-Income Portfolio	STGIA
International Growth and Income Portfolio	STIGA
MFS® Massachusetts Investors Trust Portfolio	STMGA
MFS® Total Return Portfolio	STMTA
Mid-Cap Growth Portfolio	STMMA

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summaries	1
Aggressive Growth Portfolio	1
Alliance Growth Portfolio	3
Balanced Portfolio	5
Blue Chip Growth Portfolio	8
Cash Management Portfolio	10
Davis Venture Value Portfolio	13
Emerging Markets Portfolio	15
Fundamental Growth Portfolio	17
Global Bond Portfolio	20
Global Equities Portfolio	24
Growth-Income Portfolio	26
International Growth and Income Portfolio	28
MFS® Massachusetts Investors Trust Portfolio	30
MFS® Total Return Portfolio	32
Mid-Cap Growth Portfolio	36
Important Additional Information	39
Additional Information About The Portfolios	40
Glossary	42
Investment Terminology	42
Risk Terminology	46
About the Indices	50
Management	51
Account Information	56
Financial Highlights	59
For More Information	63

i

Portfolio Summary: Aggressive Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.75%
Service (12b-1) Fees	None
Other Expenses	0.20
Total Annual Portfolio Operating Expenses	0.95%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small and medium sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The subadviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The subadviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the adviser searches for companies that demonstrate the following characteristics:

•	Solid revenue growth
•	Gross and operating margin improvement
•	Opportunity for multiple expansion
•	Strong management team
•	Excellent past operating performance

The subadviser utilizes these factors to identify individual securities and then employs cost-benefit analysis to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio. The subadviser may engage in frequent and active trading of portfolio securities.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

1
SunAmerica Series Trust

Portfolio Summary: Aggressive Growth Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Prior to July 20, 2009, the Portfolio was managed by SunAmerica Asset Management Corp.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.94% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.65% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 7.71%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	40.55%	-3.99%	-6.09%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management Incorporated.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Jerome C. Philpott, CFA	2009	Managing Director and Senior Portfolio Manager
Stuart O. Roberts	2009	Senior Portfolio Manager
Lance Marx, CFA	2009	Assistant Portfolio Manager and Senior Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.62%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.68%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$69	$218	$379	$847

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a

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SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.92% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.07% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	41.03%	2.40%	-3.13%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Scott Wallace	2001	Senior Vice President and Large Cap Growth Portfolio Manager
David F. Randell	2009	Senior Vice President and US Large Cap Growth Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Investment Goal

The Portfolio’s investment goal is conservation of principal and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.67%
Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	0.84%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio’s assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies. However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales “against the box” (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index and a Blended Index. The Blended Index consists of 30% Russell 1000® Index, 30% S&P 500® Index, and 40% Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on January 23, 2006. Prior to January 23, 2006, SunAmerica Asset Management Corp. managed the Portfolio.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.21% (quarter ended September 30, 2009) and the lowest return for a quarter was -14.11% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.12%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	23.99%	1.82%	-1.07%
Russell 1000® Index	28.43%	0.79%	-0.49%
S&P 500® Index	26.46%	0.42%	-0.95%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Blended Index	18.95%	2.64%	2.40%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrik Jakobson	2006	Managing Director and Senior Portfolio Manager of US Global Multi-Asset Group
Maddi Dessner	2006	Vice President and Portfolio Manager of the Global Multi-Asset Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: Blue Chip Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.70%
Service (12b-1) Fees	None
Other Expenses	0.27%
Total Annual Portfolio Operating Expenses	0.97%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. “Blue chip” represents common stocks of nationally known companies that are well-established in their respective industries. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.

The adviser believes that superior returns can be achieved through a portfolio of market-leading businesses that realize substantial growth through competitive advantages. The Adviser conducts extensive research to identify companies with above-average potential growth rates that are unrecognized in the marketplace. The adviser continually monitors macro-economic factors to gauge the impact on growth-oriented companies it seeks to identify. Generally, the adviser searches for companies that demonstrate the following characteristics:

•	Market leaders with competitive advantages
•	Solid revenue growth
•	Consistent double-digit earnings growth in varying types of economic environments
•	Opportunity for multiple expansion
•	Strong management team

The adviser utilizes these factors to identify individual securities, and then employs cost-benefit analyses to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

8
SunAmerica Series Trust

Portfolio Summary: Blue Chip Growth Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 14.26% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.15% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.59%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 1
	Year	Years	(7/5/00)

Class 1 Shares	36.95%	0.81%	-4.07%
Russell 1000® Growth Index	37.21%	1.63%	-4.36%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

John Massey	2006	Senior Vice President and Senior Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

9
SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

Investment Goal

The Portfolio’s investment goal is high current yield consistent with liquidity and preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.44%
Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.51%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$52	$164	$285	$640

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes, corporate debt instruments and asset-backed securities) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations). These securities may have fixed, floating or variable rates of interest.

The Portfolio may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The subadviser evaluates a number of factors in identifying investment opportunities and constructing the Portfolio’s portfolio. The subadviser considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Portfolio’s assets among different securities.

The subadviser, in connection with selecting individual investments for the Portfolio, evaluates a security based on its potential to generate income and to preserve capital. The subadviser considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The subadviser may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the subadviser believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Money Market Securities.  An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

Interest Rate Fluctuations Risk.  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become

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SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

negative, which may result in a decline in the value of your investment.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Repurchase Agreements Risk.  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Concentration Risk.  The Portfolio may invest more than 25% of its assets in U.S. dollar obligations of banks. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Illiquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected the portfolio manager, may fail to produce the intended return.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the Portfolio’s average annual returns. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

11
SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was -0.09%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	0.13%	2.62%	2.56%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by BofA Advisors, LLC (formerly Columbia Management Advisors, LLC).

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrick Ford	2008	Managing Director
Dale Albright	2008	Director
Erica McKinley	2008	Vice President

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

12
SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.72%
Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.77%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$79	$246	$428	$954

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in stocks with smaller capitalizations. The Portfolio may invest in foreign securities, including emerging market securities (up to 20% of net assets).

The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidence by a proven track record, significant alignment of interests in business, and intelligent application of capital;
•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and
•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.

The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

13
SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.73% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.98%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	33.48%	2.16%	3.11%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Christopher C. Davis	1999	Portfolio Manager
Kenneth C. Feinberg	1999	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	1.11%
Service (12b-1) Fees	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	1.31%

(1)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio’s most recent annual report, which does not include Acquired Fund Fees and Expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$133	$415	$718	$1,579

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its subadviser believes have above-average growth prospects in emerging markets outside the U.S.

An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle.

While the Portfolio may invest in companies of any size, it invests significantly in small-cap and mid-cap companies. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures, for both hedging and non-hedging purposes.

The subadviser’s emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection sources that the subadviser believes will contribute most to performance. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and

15
SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI Emerging Markets Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 34.42% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.23% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.11%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	76.70%	14.29%	7.96%
MSCI Emerging Markets Index	79.02%	15.88%	10.09%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Daniel Graña	2003	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.85%
Service (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.96%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$98	$306	$531	$1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.

The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Portfolio may also invest, to a limited extent, in equity securities of medium capitalization companies. The subadviser may engage in frequent and active trading of portfolio securities.

The management team distinctly differentiates its investment process through the following five main tenets: 1. Research designed to “Surround the Company” — The team employs a rigorous bottom-up research process to identify solid investments. 2. Research companies across the market cap spectrum to develop unique fundamental insights — The investment team manages large capitalization, mid cap, and small- to-mid cap strategies. 3. Analysis of current balance sheet to understand future earnings — Financial analysis focuses equally on a company’s income statement and its balance sheet. 4. Disciplined management of valuation targets — The team establishes near-term and long-term price targets for each holding in the portfolio. 5. Construct portfolios to balance return vs. risk — The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

17
SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Sector Risk.  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Growth Stock Risk.  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Depositary Receipts Risk.  Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Wells Capital Management Incorporated assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 15.64% (quarter ended September 30, 2009) and the lowest return for a quarter was -26.05% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	35.91%	-0.63%	-5.35%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

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SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Thomas J. Pence	2007	Managing Director and Senior Portfolio Manager
Michael C. Harris	2007	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.65%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.71%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$73	$227	$395	$883

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

The Portfolio also may invest in derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); hybrid instruments, forward commitments; inverse floaters; short-term investments, pass through securities and deferred interest bonds. The Portfolio may concentrate its investments in assets in a particular industry.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic

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SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Non-Diversification Risk.  The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than

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SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Hedging Foreign Currency Trading Risk.  The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Country Focus Risk.  To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single country or those few countries than if the Portfolio always maintained wide diversity among countries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in a particular country may be very sensitive to interest rate changes throughout the world.

Illiquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.

Concentration Risk.  The Portfolio may concentrate its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the J.P. Morgan Global Government Bond Index (un-hedged). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.01% (quarter ended March 31, 2008) and the lowest return for a quarter was -6.57% (quarter ended June 30, 2008). The year to date calendar return as of March 31, 2010 was -0.49%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	7.50%	6.57%	6.05%
J.P. Morgan Global Government Bond Index (un-hedged)	1.90%	4.60%	6.70%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Goldman Sachs Asset Management International.

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Portfolio Summary: Global Bond Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Andrew F. Wilson	1995	Managing Director, Co-Head US and Global Fixed Income and Co-Head of GSAM EMEA
Ian Lindsay	2001	Managing Director, Co-Head Global Lead Portfolio Management

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.85%
Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	1.02%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$104	$325	$563	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

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SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.52% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.38% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.47%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	29.45%	3.27%	-1.91%
MSCI World Index	29.99%	2.01%	-0.24%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised J.P. Morgan Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Sandeep Bhargava	2005	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.64%
Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.71%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$73	$227	$395	$883

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in securities (principally large-cap and mid-cap common stocks) that demonstrate the potential for appreciation and/or dividends. The Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment approach is bottom-up, research-driven and long-term in nature. The subadviser focuses on stocks that offer a combination of strong relative earnings growth and attractive valuation and generally tries to focus on companies that offer good potential for organic growth, rather than simply growth derived from a strengthening economy. In constructing the portfolio, the subadviser tries to offer better growth potential than the S&P 500® Index, but with similar valuation.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

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SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 13.72% (quarter ended September 30, 2009) and the lowest return for a quarter was -22.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.92%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	28.19%	-1.30%	-2.23%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

William D. Baird	2008	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.93%
Service (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.05%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and that the subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks and will also invest in mid-cap foreign stocks. A portion of the Portfolio’s foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market. The subadviser may engage in frequent and active trading of portfolio securities.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market”

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SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P BMI Developed Ex-US Large Midcap Value Index (formerly, S&P/Citigroup World ex-US Value Primary Markets Index). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 24.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.70% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 1.01%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	27.73%	1.47%	1.03%
S&P BMI Developed Ex-US Large Midcap Value Index	33.96%	4.98%	4.18%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Darren Jaroch	1999	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio

Investment Goal

The Portfolio’s investment goal is reasonable growth of income and long term growth and appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.70%
Service (12b-1) Fees	None
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	0.79%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$81	$252	$439	$978

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities. The Portfolio may invest up to 25% of its net assets in foreign securities, including emerging market securities.

In selecting investments for the Portfolio, the subadviser is not constrained to any particular investment style. The subadviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations. With respect to the Portfolio’s investments in debt instruments, the subadviser generally invests substantially all of these investments in investment grade debt instruments.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes.

Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or

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Portfolio Summary: MFS Massachusetts Investors Trust Portfolio

economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended September 30, 2009) and the lowest return for a quarter was -20.15% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.48%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	26.79%	2.91%	0.45%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

T. Kevin Beatty	2004	Investment Officer
Nicole Zatlyn	2005	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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Portfolio Summary: MFS Total Return Portfolio

Investment Goal

The Portfolio’s investment goal is reasonable current income, long term capital growth and conservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.64%
Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.72%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$74	$230	$401	$894

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities) and at least 25% of its assets in fixed-income senior securities. The Portfolio may invest up to 25% of net assets in fixed-income securities, which may include corporate bonds, U.S. Government securities, mortgage- and asset-backed securities and foreign government securities. The Portfolio may invest in foreign securities.

The subadviser focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations. Generally, substantially all of the Portfolio’s investments in debt instruments are investment grade.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

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Portfolio Summary: MFS Total Return Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Interest Rate Fluctuations Risk.  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become negative, which may result in a decline in the value of your investment.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Prepayment and Extension Risk.  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting

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Portfolio Summary: MFS Total Return Portfolio

in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index and a Blended Index. The Blended Index consists of 35% Barclays Capital U.S. Aggregate Bond Index, 55% S&P 500® Index and 10% Treasury Bills. The returns for Treasury Bills and the Blended Index for the period of inception of the Class 2 shares are from the month end following the date of inception. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 11.60% (quarter ended June 30, 2009) and the lowest return for a quarter was -11.98% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.65%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	18.46%	2.14%	4.93%
S&P 500® Index	26.46%	0.42%	-0.95%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Treasury Bills	0.15%	2.72%	2.70%
Blended Index	16.75%	2.54%	2.26%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

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Portfolio Summary: MFS Total Return Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Brooks A. Taylor	2004	Investment Officer
Steven R. Gorham	2003	Investment Officer
Nevin P. Chitkara	2006	Investment Officer
Michael W. Roberge	2003	President, Chief Investment Officer of U.S. Investments, and Co-Director of Global Research
William P. Douglas	2005	Investment Officer
Richard O. Hawkins	2005	Investment Officer
Joshua P. Marston	2008	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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Portfolio Summary: Mid-Cap Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.79%
Service (12b-1) Fees	None
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.89%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$91	$284	$493	$1,096

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee

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Portfolio Summary: Mid-Cap Growth Portfolio

that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at time of purchase.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

On May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended December 31, 2001) and the lowest return for a quarter was -35.89% (quarter ended September 30, 2001). The year to date calendar return as of March 31, 2010 was 6.20%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years

Class 1 Shares	42.43%	-0.04%	-3.50%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%

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Portfolio Summary: Mid-Cap Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Timothy Parton	2007	Managing Director of the U.S. Equity Group
Christopher Jones	2007	Managing Director and Chief Investment Officer of the U.S. Equity Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 39.

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Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums

Tax Information

The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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SunAmerica Series Trust

Additional Information About The Portfolios

In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summary, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio’s investment strategy that requires 80% of its net assets to be invested in certain securities.

Aggressive Growth Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings (“IPOs”). Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Securities Selection Risk

Alliance Growth Portfolio.  The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Balanced Portfolio.  The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Counterparty Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk

Blue Chip Growth Portfolio.  The Portfolio may invest in options and futures, and small- and mid-cap stocks; and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Hedging Risk
•	Market Risk
•	Small and Medium Sized Companies Risk

Cash Management Portfolio.  The Portfolio also may invest in municipal obligations, extendible commercial notes, funding agreements, and other high-quality short-term obligations. The Portfolio may invest in U.S. dollar denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Foreign Investment Risk
•	Market Risk

Davis Venture Value Portfolio.  The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Financial Institutions Sector Risk
•	Headline Risk
•	Market Risk
•	Medium Sized Companies Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk

Emerging Markets Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk

Fundamental Growth Portfolio.  The Portfolio may also invest in real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less, illiquid securities

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Additional Information About The Portfolios

(up to 15%), small-cap stocks, and IPOs. Additional risks that the portfolio may be subject are as follows:

•	Derivatives Risk
•	Real Estate Industry Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Small Companies Risk

Global Bond Portfolio.  The Portfolio also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:

•	Hedging Risk
•	Prepayment and Extension Risk

Global Equities Portfolio.  The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Large Cap Companies Risk
•	Market Risk
•	Securities Selection Risk
•	Small and Medium Sized Companies Risk
•	Value Investing Risk

Growth-Income Portfolio.  The Portfolio also may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Hedging Risk
•	Market Risk
•	Securities Selection Risk

International Growth and Income Portfolio.  The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Currency Volatility Risk
•	Hedging Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Small Sized Companies Risk

MFS® Massachusetts Investors Trust Portfolio.  The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; emerging market securities; roll transactions; and variable and floating rate obligations. The Portfolio also may engage in currency transactions and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	Risk of Investing in Bonds
•	Small and Medium Sized Companies Risk
•	U.S. Government Obligations Risk

MFS® Total Return Portfolio.  The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay-in-kind (PIK) bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Currency Volatility Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	Small and Medium Sized Companies Risk

Mid-Cap Growth Portfolio.  The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

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Glossary

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios’ ability to invest in ETFs is limited by the Investment Company Act of 1940.

Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating

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Glossary

agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB” or above by S&P or Fitch Ratings (“Fitch”), or “Baa” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.

Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital

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Glossary

appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Income is interest payments from bonds or dividends from stocks.

Inflation swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.

Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Except as noted on a Portfolio’s Summary:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market

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Glossary

capitalization range of the companies in the Index was $78 million to $1.7 billion.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

“Net assets” when referred to under “Investment Goal and Principal Strategies” for a Portfolio takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Qualitative analysis uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills

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Glossary

or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

Risk Terminology

Active Trading Risk – A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Call Risk – The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by a Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Concentration Risk – A Portfolio concentrates its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Convertible Securities Risk – The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security or loan held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Country, Sector or Industry Focus Risk – To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting not single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. A Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency Volatility Risk – The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

Depositary Receipts Risk – Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence

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Glossary

or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Financial Institutions Sector Risk – Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign Sovereign Debt Risk – Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Headline Risk – Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

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Glossary

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity Risk – When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non- investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Initial Public Offering Investing Risk – A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Leverage Risk – A Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leverage risk. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk – A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Diversification Risk – A Portfolio is organized as a “non-diversified” Portfolio. A non-diversified portfolio may invest a larger portion of their assets in the stock of a single company than a diversified fund, and thus they can

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Glossary

concentrate in a smaller number of issuers. The Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.

Non-Hedging Foreign Currency Trading Risk – A Portfolio may engage in forward foreign currency transactions for speculative purposes. A Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Prepayment and Extension Risk – Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Real Estate Industry Risk – Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Junk Bonds – A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Sector Risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Securities Selection Risk – A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Short Sales Risk – Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Technology Company Risk – There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments.

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Glossary

In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Value Investing Risk – The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

About the Indices

The Barclays Capital U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

The Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM measures the performance of companies representative of the market structure of 26 emerging market economies. The MSCI Emerging Markets Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The Morgan Stanley Capital International (MSCI) World Indexsm measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

The S&P BMI Developed Ex-US Large Midcap Value Index (formerly, the S&P/Citigroup World ex-US Value Primary Markets Index) is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

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SunAmerica Series Trust

Management

Information about the
Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of January 31, 2010. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2010, each Portfolio paid SAAMCo a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Aggressive Growth Portfolio	0.75%
Alliance Growth Portfolio	0.62%
Balanced Portfolio	0.67%
Blue Chip Growth Portfolio	0.70%
Cash Management Portfolio	0.44%
Davis Venture Value Portfolio	0.72%
Emerging Markets Portfolio	1.11%
Fundamental Growth Portfolio	0.85%
Global Bond Portfolio	0.65%
Global Equities Portfolio	0.85%
Growth-Income Portfolio	0.64%
International Growth and Income Portfolio	0.93%
MFS Massachusetts Investors Trust Portfolio	0.70%
MFS Total Return Portfolio	0.64%
Mid-Cap Growth Portfolio	0.79%

SAAMCo is voluntarily waiving on an annual basis a portion of its Management Fees for the Portfolios set forth below:

Amount of
Waiver
Fundamental Growth Portfolio*	0.05%
International Growth & Income Portfolio	0.05%

*	The Management Fee waiver for the Fundamental Growth Portfolio became effective on October 1, 2009. The Management Fee waiver in the table above reflects the current waiver as if it had been in effect for a full fiscal year. For the fiscal year ended January 31, 2010, the Management Fee waiver for the Fundamental Growth Portfolio was 0.02%, which is reflected in the Expense Example below.

Because the waiver of Management Fees is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” set forth in each Portfolio’s Annual Portfolio Operating Expenses table in the Portfolio Summaries. In addition, this additional waived amount will not be taken into account when determining the ability of SAAMCo to recoup any previously waived or reimbursed expenses.

SAAMCo has voluntarily agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement for the following Portfolio does not exceed the amount set forth below:

Class 1
Blue Chip Growth Portfolio	0.85%

These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above, with the exception of the Management Fee waivers, are subject to recoupment by SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and maintain the voluntary expense limitations listed above.

The “Other Expenses” included in the Total Annual Portfolio Operating Expenses in the Portfolio Summaries for the following Portfolios include acquired fund fees and expenses, which were less than 0.01%: Aggressive Growth and Balanced, Portfolios. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will

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vary based on the Portfolio’s allocation of assets to, and the annualized new expenses of, the particular acquired fund.

Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s “Other Expenses” have been reduced. The Other Expenses shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the following Portfolios as of January 31, 2010 would have been as follows:

Class 1
Aggressive Growth Portfolio	0.93%
Alliance Growth Portfolio	0.67%
Balanced Portfolio*	0.84%
Blue Chip Growth Portfolio*	0.97%
Davis Venture Value Portfolio*	0.77%
Emerging Markets Portfolio	1.24%
Fundamental Growth Portfolio	0.91%
Growth-Income Portfolio*	0.71%
International Growth and Income Portfolio	1.04%
MFS Massachusetts Investors Trust Portfolio	0.78%
MFS Total Return Portfolio	0.71%
Mid-Cap Growth Portfolio	0.88%
* The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

The Expense Example in the Portfolio Summaries do not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts that are shown above. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1	3	5	10
	Year	Year	Year	Year

Aggressive Growth Portfolio
(Class 1 shares)	$95	$296	$515	$1,143

Alliance Growth Portfolio
(Class 1 shares)	$68	$214	$373	$835

Balanced Portfolio**
(Class 1 shares)	$86	$268	$466	$1,037

Blue Chip Growth Portfolio
(Class 1 shares)	$87	$271	$471	$1,049

Davis Venture Value**
(Class 1 shares)	$79	$246	$428	$954

Emerging Markets Portfolio
(Class 1 shares)	$126	$393	$681	$1,500

Fundamental Growth Portfolio
(Class 1 shares)	$91	$284	$493	$1,096

Growth-Income Portfolio**
(Class 1 shares)	$73	$227	$395	$883

International Growth and Income Portfolio
(Class 1 shares)	$101	$315	$547	$1,213

MFS Massachusetts Investors Trust Portfolio
(Class 1 shares)	$80	$249	$433	$966

MFS Total Return Portfolio
(Class 1 shares)	$73	$227	$395	$883

Mid-Cap Growth Portfolio
(Class 1 shares)	$90	$281	$488	$1,084

** The amount of the voluntary fee waiver and/or expense reimbursements by SAAMCo and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

Information about the Investments Adviser’s Management of Certain Portfolios

SAAMCo is responsible for making the day-to-day investment decisions for the Blue Chip Growth Portfolio.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined SAAMCo in February 2006 and is currently a Senior Vice President and Senior Portfolio Manager. Prior to joining SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor’s Corporation from 1998 to 2001.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.

A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.

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Management

AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of January 31, 2010, AllianceBernstein had approximately $480 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace and David F. Randell. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Randell, Senior Vice President of AllianceBernstein and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2007. Prior to joining AllianceBernstein, he was with GTCR Golder Rauner LLC, a leading private equity firm, where he was a principal and member of the Investment Committee. Previously, Mr. Randell spent seven years at Dresdner Kleinwort Wasserstein serving as a Managing Director in the investment banking group, specializing in mergers and acquisitions.

The Growth-Income Portfolio is managed by William D. Baird. Mr. Baird joined AllianceBernstein in 1994 and is currently a Senior Vice President and Portfolio Manager.

BofA Advisors, LLC (BofA Advisors) (formerly Columbia Management Advisors, LLC) is located at 100 Federal Street, Boston, MA 02110. BofA Advisors is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, BofA Advisors acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of January 31, 2010, Bofa Advisors had approximately $303.7 billion in assets under management.

Patrick Ford, Dale Albright and Erica McKinley are responsible for the day-to-day management of the Cash Management Portfolio. Mr. Ford, Managing Director, has been associated with BofA Advisors or its predecessors as an investment professional, and has provided service to the Portfolio, since May 2007. Prior to joining BofA Advisors, Mr. Ford was a portfolio manager at BlackRock. Mr. Albright, Director, has been with BofA Advisors or its predecessors as an investment professional since 2008. Prior to joining BofA Advisors, Mr. Albright was a portfolio manager for Morgan Stanley Investment Management from 1990 to 2008. Ms. McKinley, Vice President, has been associated with BofA Advisors or its predecessors as an investment professional since 2000.

Davis Selected Advisers, L.P. d/b/a Davis Advisors (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SunAmerica) for the assets of the Portfolios allocated to it. As of January 31, 2010, Davis had approximately $70 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

Goldman Sachs Asset Management International (GSAM International) is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM International is regulated by the Financial Services Authority and has been a registered investment adviser since 1991 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2009, Goldman Sachs Asset Management, L.P., including its investment advisory affiliates, one of which is GSAM International, had assets under management of $753.4 billion.

The Global Bond Portfolio is managed by Andrew F. Wilson and Iain Lindsay. Mr. Wilson is currently Managing Director, Co-Head of Global Fixed Income and Liquidity Management, Co-Head of GSAM Europe, Middle East and Africa (EAME), and a member of the Fixed Income Strategy Group and Country Strategy team. Mr. Wilson joined GSAM International in 1995, as a portfolio manager in Global Fixed Income. Mr. Lindsay is currently Managing Director, Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Previously, Mr. Lindsay was a senior portfolio manager for the global fixed income and currency management team. Mr. Lindsay joined GSAM International in 2001.

J.P. Morgan Investment Management Inc. (JP Morgan) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2009, JP Morgan together with its affiliated companies had approximately $1.2 trillion in assets under management.

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Management

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan’s Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan’s Global Portfolios Group based in London.

The Mid-Cap Growth Portfolio is managed by lead portfolio manager, Timothy Parton, and risk control manager, Christopher Jones. Mr. Parton is a portfolio manager in the U.S. Equity Group and has been an employee since 1986, managing a variety of small and mid cap portfolios. He has managed the U.S. Midcap Growth strategy since November 2001. Mr. Parton is a CFA charterholder. Mr. Jones, Chief Investment Officer of the Growth & Small Cap U.S. Equities Group is an employee since 1982. Mr. Jones has had fund management and analytical responsibilities on the team since 1986. He is a CFA charterholder.

Massachusetts Financial Services Company (MFS®) is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. Net assets under the management of the MFS organization were approximately $180 billion as of January 31, 2010. MFS® is a registered trademark of Massachusetts Financial Services Company.

The MFS® Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty has been employed in the investment area of MFS since 2002. Ms. Zatlyn has been employed in the investment area of MFS since 2001. Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.

The MFS Total Return Portfolio is managed by an investment team led by Brooks A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, William P. Douglas, Richard O. Hawkins and Joshua P. Marston. Mr. Taylor has been employed in the investment area of MFS since 1996. Mr. Gorham has been employed in the investment area of MFS since 1992. Mr. Chitkara has been employed in the investment area of MFS since 1997. Mr. Roberge has been employed in the investment area of MFS since 1996. Mr. Douglas has been employed in the investment area of MFS since 2004. Mr. Hawkins has been employed in the investment area of MFS since 1988. Mr. Marston has been employed in the investment area of MFS since 1999. The portfolio managers’ primary roles are as follows: Mr. Taylor: Lead/Equity Securities Portfolio Manager; Mr. Gorham: Equity Securities Portfolio Manager; Mr. Chitkara: Equity Securities Portfolio Manager; Mr. Hawkins: Debt Securities Portfolio Manager; Mr. Roberge: Debt Securities Portfolio Manager; Mr. Douglas: Mortgage-Backed Debt Securities Portfolio Manager; Mr. Marston: Debt Securities Portfolio Manager.

Putnam Investment Management, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of January 31, 2010, Putnam had approximately $112.67 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Graña. Mr. Graña is a Managing Director and the Portfolio Manager of Putnam Emerging Markets Equity Fund and emerging markets equity institutional portfolios. Mr. Graña joined Putnam in 1999 as an Equity Research Analyst, covering the emerging market, financial, and consumer goods sectors. He was promoted to his current role in 2003. A CFA charterholder, Mr. Graña has been in the investment industry since 1993.

The International Growth and Income Portfolio is managed by Darren A. Jaroch. Mr. Jaroch is a Vice President and Portfolio Manager responsible for all global and international value institutional portfolios. He is also Portfolio Manager of Putnam International Value Fund. A CFA charterholder, Mr. Jaroch joined Putnam as a Quantitative Analyst in 1999 and has been in the investment industry since 1996.

Wells Capital Management Incorporated (Wells Capital) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2009, Wells Capital managed assets aggregating in excess of $373 billion.

The Aggressive Growth Portfolio is managed by an investment team comprised of Jerome C. Philpott, CFA, Stuart O. Roberts and Lance Marx, CFA. Mr. Philpott is Managing Director and a Senior Portfolio Manager for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team 1991. Mr. Roberts is a Senior Portfolio Manager for Wells Capital Montgomery Growth Equity Team He founded the Montgomery Growth Equity Team 1990. Mr. Marx serves as an Assistant Portfolio Manager and Senior

54
SunAmerica Series Trust

Management

Analyst for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team in 2001. The Montgomery Growth Equity Team was acquired by Wells Capital in 2003.

The Fundamental Growth Portfolio is managed by an investment team led by Thomas J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select growth portfolios. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management from 2000 to 2005. Mr. Pence has earned the right to use the CFA designation. Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Prior to joining Wells Capital in 2005, Mr. Harris held similar roles with Strong Capital Management from 2000 to 2005. Mr. Harris has earned the right to use the CFA designation.

Information about the Distributor

SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

55
SunAmerica Series Trust

Account Information

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers only Class 1 shares.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares.  The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices.  The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests.  The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

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SunAmerica Series Trust

Account Information

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Dividend Policies and Taxes

Distributions.  Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestments.  The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio.  Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These

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SunAmerica Series Trust

Account Information

designations and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

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SunAmerica Series Trust

Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 1 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets		net assets		turnover

Cash Management Portfolio — Class 1
01/31/06	$10.69	$0.32	$—	$0.32	$(0.09)	$—	$(0.09)	$10.92	3.04%	$191,254	0.54%		2.91%		—%
01/31/07	10.92	0.52	(0.01)	0.51	(0.28)	—	(0.28)	11.15	4.71	216,529	0.50		4.63		—
01/31/08	11.15	0.54	(0.06)	0.48	(0.42)	—	(0.42)	11.21	4.35	293,097	0.51		4.81		—
01/31/09	11.21	0.23	(0.13)	0.10	(0.34)	—	(0.34)	10.97	0.94	301,076	0.49		2.03		—
01/31/10	10.97	(0.01)	0.00	(0.01)	(0.27)	—	(0.27)	10.69	(0.05)	184,424	0.51		(0.05)		—

Global Bond Portfolio — Class 1
01/31/06	11.74	0.28	0.06	0.34	(0.38)	(0.06)	(0.44)	11.64	2.98	97,472	0.83		2.40		164
01/31/07	11.64	0.30	0.04	0.34	(1.11)	(0.23)	(1.34)	10.64	3.08	85,764	0.82		2.57		44
01/31/08	10.64	0.49	1.32	1.81	(0.06)	(0.05)	(0.11)	12.34	17.15	113,115	0.82	(5)	4.44	(5)	55
01/31/09	12.34	0.31	(0.56)	(0.25)	(0.39)	(0.07)	(0.46)	11.63	(1.77)	93,219	0.77		2.59		89
01/31/10	11.63	0.33	1.10	1.43	(0.43)	(0.30)	(0.73)	12.33	12.29	89,061	0.71		2.69		72

Balanced Portfolio — Class 1
01/31/06	13.82	0.31	0.30	0.61	(0.35)	—	(0.35)	14.08	4.55 (2)	224,250	0.73	(1)	2.16	(1)	227
01/31/07	14.08	0.36	1.10	1.46	(0.41)	—	(0.41)	15.13	10.46	191,204	0.74		2.50		141
01/31/08	15.13	0.38	(0.26)	0.12	(0.46)	—	(0.46)	14.79	0.61 (4)	152,768	0.78	(1)	2.45	(1)	74
01/31/09	14.79	0.34	(4.20)	(3.86)	(0.48)	—	(0.48)	10.45	(26.36)	86,808	0.80	(1)	2.52	(1)	91
01/31/10	10.45	0.25	2.55	2.80	(0.42)	—	(0.42)	12.83	26.80	93,954	0.84	(1)	2.08	(1)	108

MFS Total Return Portfolio — Class 1
01/31/06	17.56	0.44	0.50	0.94	(0.39)	(0.85)	(1.24)	17.26	5.74	674,833	0.71	(1)	2.48	(1)	44
01/31/07	17.26	0.50	1.47	1.97	(0.43)	(0.61)	(1.04)	18.19	11.76	660,292	0.71	(1)	2.83	(1)	51
01/31/08	18.19	0.49	(0.35)	0.14	(0.49)	(0.87)	(1.36)	16.97	0.43 (3)	569,694	0.71	(1)	2.65	(1)	58
01/31/09	16.97	0.45	(4.46)	(4.01)	(0.52)	(1.09)	(1.61)	11.35	(24.37)	337,869	0.72	(1)	2.95	(1)	56
01/31/10	11.35	0.37	2.32	2.69	(0.50)	—	(0.50)	13.54	23.76	349,752	0.72	(1)	2.87	(1)	38

Growth-Income Portfolio — Class 1
01/31/06	23.25	0.14	3.11	3.25	(0.14)	—	(0.14)	26.36	14.05	715,382	0.61	(1)	0.58	(1)	36
01/31/07	26.36	0.20	1.42	1.62	(0.20)	—	(0.20)	27.78	6.17	567,436	0.63	(1)	0.76	(1)	44
01/31/08	27.78	0.19	(0.56)	(0.37)	(0.28)	—	(0.28)	27.13	(1.46)	418,964	0.64	(1)	0.69	(1)	34
01/31/09	27.13	0.20	(10.64)	(10.44)	(0.27)	(3.04)	(3.31)	13.38	(40.37)	190,022	0.68	(1)	0.90	(1)	70
01/31/10	13.38	0.14	3.69	3.83	(0.23)	—	(0.23)	16.98	28.61	198,240	0.71	(1)	0.90	(1)	49

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Balanced Class 1	0.02%	—%	0.01%	0.01%	0.00%
MFS Total Return Class 1	0.01	0.01	0.01	0.01	0.01
Growth-Income Class 1	0.01	0.01	0.00	0.01	0.00

(2)	The Portfolio’s total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s total return was increased by less than 0.01% from payment by an affiliate.
(4)	The Portfolio’s total return was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.
(5)	The ratio is gross of custody credits of 0.01%.

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SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets		net assets		turnover

Davis Venture Value Portfolio — Class 1
01/31/06	$25.94	$0.28	$3.25	$3.53	$(0.28)	$—	$(0.28)	$29.19	13.71%		$1,819,150	0.76	%(1)	1.03	%(1)	14%
01/31/07	29.19	0.28	4.06	4.34	(0.31)	—	(0.31)	33.22	14.96	(2)	1,720,746	0.76	(1)	0.91	(1)	16
01/31/08	33.22	0.41	(0.51)	(0.10)	(0.31)	(1.54)	(1.85)	31.27	(0.80)		1,348,011	0.77	(1)	1.21	(1)	14
01/31/09	31.27	0.29	(12.30)	(12.01)	(0.48)	(4.11)	(4.59)	14.67	(41.35	)(3)	606,016	0.78	(1)	1.12	(1)	16
01/31/10	14.67	0.15	6.00	6.15	(0.30)	(0.44)	(0.74)	20.08	41.94		700,922	0.77	(1)	0.81	(1)	14

Alliance Growth Portfolio — Class 1
01/31/06	18.08	0.02	5.07	5.09	(0.08)	—	(0.08)	23.09	28.23		878,869	0.66		0.10		66
01/31/07	23.09	0.01	(0.59)	(0.58)	(0.03)	—	(0.03)	22.48	(2.52)		640,828	0.66		0.07		91
01/31/08	22.48	0.04	(0.04)	0.00	(0.01)	—	(0.01)	22.47	(0.00)		470,282	0.66		0.15		110
01/31/09	22.47	0.09	(8.31)	(8.22)	(0.03)	—	(0.03)	14.22	(36.59)		227,852	0.68		0.43		98
01/31/10	14.22	0.16	5.39	5.55	(0.11)	—	(0.11)	19.66	39.01		257,596	0.68		0.91		98

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Davis Venture Value Class 1	0.01%	0.00%	0.00%	0.00%	0.00%
Alliance Growth Class 1	0.02	0.01	0.01	0.01	0.01

(2)	The Portfolio’s performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s performance figure was increased by 0.04% from gains on the disposal of investments in violation of investment restrictions.

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Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	assets(1)		net assets(1)		turnover

MFS Massachusetts Investors Trust Portfolio — Class 1
01/31/06	$11.45	$0.08	$1.32	$1.40	$(0.10)	$—	$(0.10)	$12.75	12.28%		$191,335	0.78%		0.65%		45%
01/31/07	12.75	0.14	1.35	1.49	(0.09)	—	(0.09)	14.15	11.76		162,799	0.78		1.02		27
01/31/08	14.15	0.12	0.30	0.42	(0.18)	—	(0.18)	14.39	2.84	(3)	128,090	0.78		0.81		23
01/31/09	14.39	0.17	(4.96)	(4.79)	(0.14)	—	(0.14)	9.46	(33.44)		65,174	0.79		1.31		33
01/31/10	9.46	0.14	2.85	2.99	(0.15)	—	(0.15)	12.30	31.65		71,683	0.79		1.26		37

Fundamental Growth Portfolio — Class 1
01/31/06	14.12	0.00	1.60	1.60	(0.09)	—	(0.09)	15.63	11.40		201,063	0.92	(2)	(0.04	)(2)	116
01/31/07	15.63	(0.01)	1.12	1.11	(0.00)	—	(0.00)	16.74	7.13		160,693	0.84	(2)	(0.09	)(2)	73
01/31/08	16.74	(0.01)	0.02	0.01	—	—	—	16.75	0.06		120,755	0.92	(2)	(0.04	)(2)	197
01/31/09	16.75	(0.01)	(6.77)	(6.78)	—	—	—	9.97	(40.48)		56,847	0.93		(0.12)		151
01/31/10	9.97	0.01	3.19	3.20	—	—	—	13.17	32.10		63,212	0.94	(2)	0.01	(2)	151

Blue Chip Growth Portfolio — Class 1
01/31/06	6.21	0.01	0.48	0.49	(0.04)	—	(0.04)	6.66	7.89		29,581	0.85	(2)	0.18	(2)	109
01/31/07	6.66	0.02	0.47	0.49	(0.02)	—	(0.02)	7.13	7.32		23,051	0.85	(2)	0.34	(2)	154
01/31/08	7.13	0.03	0.11	0.14	(0.03)	—	(0.03)	7.24	1.86		20,216	0.85	(2)	0.34	(2)	71
01/31/09	7.24	0.02	(2.60)	(2.58)	(0.03)	—	(0.03)	4.63	(35.70	)(4)	9,323	0.85	(2)	0.26	(2)	51
01/31/10	4.63	0.02	1.58	1.60	(0.02)	—	(0.02)	6.21	34.54		11,435	0.85	(2)	0.38	(2)	45

Mid-Cap Growth Portfolio — Class 1
01/31/06	8.75	(0.03)	1.11	1.08	—	—	—	9.83	12.34		144,202	0.82		(0.33)		83
01/31/07	9.83	0.02	0.10	0.12	—	—	—	9.95	1.22		116,485	0.82		0.22		143
01/31/08	9.95	(0.04)	0.18	0.14	(0.03)	—	(0.03)	10.06	1.34		88,878	0.87		(0.37)		185
01/31/09	10.06	(0.04)	(3.99)	(4.03)	—	—	—	6.03	(40.06)		41,677	0.88		(0.40)		97
01/31/10	6.03	(0.02)	2.59	2.57	—	—	—	8.60	42.62		51,399	0.89		(0.24)		84

Aggressive Growth Portfolio — Class 1
01/31/06	10.10	0.01	1.50	1.51	—	—	—	11.61	14.95		174,880	0.79		0.05		121
01/31/07	11.61	0.07	1.31	1.38	(0.01)	—	(0.01)	12.98	11.92		150,208	0.81		0.56		298
01/31/08	12.98	0.04	(1.39)	(1.35)	(0.08)	—	(0.08)	11.55	(10.51)		102,998	0.80		0.31		143
01/31/09	11.55	0.01	(5.94)	(5.93)	(0.06)	—	(0.06)	5.56	(51.41)		40,566	0.88		(0.02)		943
01/31/10	5.56	(0.01)	2.33	2.32	(0.01)	—	(0.01)	7.87	41.72		47,230	0.95		(0.20)		238

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

MFS Massachusetts Investors Trust Class 1	0.01%	0.01%	0.01%	0.01%	0.01%
Fundamental Growth Class 1	0.04	0.02	0.03	0.04	0.05
Blue Chip Growth Class 1	0.05	0.02	0.01	0.01	0.00
Mid-Cap Growth Class 1	0.03	0.02	0.01	0.01	0.01
Aggressive Growth Class 1	0.05	0.03	0.05	0.14	0.02

(2)	During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

						Net Investment
	Expenses					Income (Loss)
	1/06(1)	1/07(1)	1/08(1)	1/09	1/10(1)	1/06(1)	1/07(1)	1/08(1)	1/09	1/10(1)

Fundamental Growth Portfolio Class 1	0.95%	0.94%	0.94%	—	0.96%	(0.07)%	(0.19)%	(0.07)%	—	(0.01)%
Blue Chip Growth Class 1	0.94	0.85	0.91	0.93	0.97	0.09	0.34	0.28	0.17	0.26

(3)	The Portfolio’s total return was increased by less than 0.01% from a payment by an affiliate.

(4)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

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Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

International Growth and Income Portfolio — Class 1
01/31/06	$11.73	$0.21	$2.50	$2.71	$(0.11)	$—	$(0.11)	$14.33	23.25%	$283,464	1.10	%(1)	1.68	%(1)	79%
01/31/07	14.33	0.33	2.73	3.06	(0.21)	(0.20)	(0.41)	16.98	21.57	316,711	1.03	(1)	2.16	(1)	97
01/31/08	16.98	0.34	(0.76)	(0.42)	(0.30)	(2.13)	(2.43)	14.13	(4.80)	255,827	1.04	(1)	1.97	(1)	86
01/31/09	14.13	0.34	(6.63)	(6.29)	(0.38)	(1.34)	(1.72)	6.12	(47.06)	94,649	1.03	(1)(3)	2.92	(1)(3)	103
01/31/10	6.12	0.16	2.10	2.26	—	—	—	8.38	36.93	103,000	1.00	(1)(3)	2.15	(1)(3)	133
Global Equities Portfolio — Class 1
01/31/06	11.19	0.08	2.90	2.98	(0.03)	—	(0.03)	14.14	26.72	217,409	0.91	(1)	0.62	(1)	161
01/31/07	14.14	0.18	2.41	2.59	(0.14)	—	(0.14)	16.59	18.40 (2)	208,879	0.89		1.19		93
01/31/08	16.59	0.21	(0.21)	(0.00)	(0.22)	—	(0.22)	16.37	(0.18)	165,403	0.92		1.17		115
01/31/09	16.37	0.30	(7.31)	(7.01)	(0.34)	—	(0.34)	9.02	(43.23)	69,645	0.99		2.13		115
01/31/10	9.02	0.16	3.09	3.25	(0.32)	—	(0.32)	11.95	35.91	77,353	1.02		1.49		121
Emerging Markets Portfolio Class 1
01/31/06	11.55	0.22	5.99	6.21	(0.05)	—	(0.05)	17.71	53.84	177,187	1.51	(1)	1.58	(1)	147
01/31/07	17.71	0.20	2.44	2.64	(0.18)	(3.05)	(3.23)	17.12	17.92	173,451	1.40	(1)	1.20	(1)	184
01/31/08	17.12	0.15	4.23	4.38	(0.41)	(2.75)	(3.16)	18.34	23.01	177,869	1.39	(1)	0.77	(1)	180
01/31/09	18.34	0.16	(8.80)	(8.64)	(0.27)	(5.19)	(5.46)	4.24	(54.12)	60,354	1.40	(1)	1.27	(1)	152
01/31/10	4.24	0.07	3.19	3.26	—	—	—	7.50	76.89	99,502	1.30	(1)	1.07	(1)	224

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

International Growth and Income Class 1	0.03%	0.01%	0.00%	0.01%	0.01%
Global Equities Class 1	0.02	—	—	—	—
Emerging Markets Class 1	0.10	0.06	0.02	0.05	0.07

(2)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.

(3)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

			Net Investment
	Expenses		Income (Loss)
	1/09(1)	1/10(1)	1/09(1)	1/10(1)

International Growth and Income Class 1	1.04%	1.05%	2.91%	2.10%

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For More Information

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

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SunAmerica Series Trust

PROSPECTUS
May 1, 2010

SUNAMERICA SERIES TRUST
(Class 1 Shares)

Class 1 Shares:
Portfolio	Ticker Symbols
Aggressive Growth Portfolio	STAGA
Balanced Portfolio	STSBA

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summaries	1
Aggressive Growth Portfolio	1
Balanced Portfolio	3
Important Additional Information	6
Additional Information About The Portfolios	7
Glossary	8
Investment Terminology	8
Risk Terminology	10
About the Indices	13
Management	14
Account Information	16
Financial Highlights	19
For More Information	20

i

Portfolio Summary: Aggressive Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.75%
Service (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.95%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small and medium sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The subadviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The subadviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the adviser searches for companies that demonstrate the following characteristics:

•	Solid revenue growth
•	Gross and operating margin improvement
•	Opportunity for multiple expansion
•	Strong management team
•	Excellent past operating performance

The subadviser utilizes these factors to identify individual securities and then employs cost-benefit analysis to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio. The subadviser may engage in frequent and active trading of portfolio securities.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

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SunAmerica Series Trust

Portfolio Summary: Aggressive Growth Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Prior to July 20, 2009, the Portfolio was managed by SunAmerica Asset Management Corp.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.94% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.65% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 7.71%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	40.55%	-3.99%	-6.09%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management Incorporated.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Jerome C. Philpott, CFA	2009	Managing Director and Senior Portfolio Manager
Stuart O. Roberts	2009	Senior Portfolio Manager
Lance Marx, CFA	2009	Assistant Portfolio Manager and Senior Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 6.

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Portfolio Summary: Balanced Portfolio

Investment Goal

The Portfolio’s investment goal is conservation of principal and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.67%
Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	0.84%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio’s assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies. However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales “against the box” (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index and a Blended Index. The Blended Index consists of 30% Russell 1000® Index, 30% S&P 500® Index, and 40% Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on January 23, 2006. Prior to January 23, 2006, SunAmerica Asset Management Corp. managed the Portfolio.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.21% (quarter ended September 30, 2009) and the lowest return for a quarter was -14.11% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.12%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	23.99%	1.82%	-1.07%
Russell 1000® Index	28.43%	0.79%	-0.49%
S&P 500® Index	26.46%	0.42%	-0.95%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Blended Index	18.95%	2.64%	2.40%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrik Jakobson	2006	Managing Director and Senior Portfolio Manager of US Global Multi-Asset Group
Maddi Dessner	2006	Vice President and Portfolio Manager of the Global Multi-Asset Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 6.

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SunAmerica Series Trust

Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums

Tax Information

The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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SunAmerica Series Trust

Additional Information About The Portfolios

In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio’s investment strategy that requires 80% of its net assets to be invested in certain securities.

Aggressive Growth Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings (“IPOs”). Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Securities Selection Risk

Balanced Portfolio.  The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Counterparty Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk

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SunAmerica Series Trust

Glossary

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB” or above by S&P or Fitch Ratings (“Fitch”), or “Baa” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A

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SunAmerica Series Trust

Glossary

Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Income is interest payments from bonds or dividends from stocks.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Except as noted on a Portfolio’s Summary:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion.

“Net assets” takes into account borrowings for investment purposes.

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SunAmerica Series Trust

Glossary

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Qualitative analysis uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.
Risk Terminology

Active Trading Risk – A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Convertible Securities Risk – The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security or loan held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency Volatility Risk – The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

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SunAmerica Series Trust

Glossary

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity Risk – When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non- investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Initial Public Offering Investing Risk – A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating

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SunAmerica Series Trust

Glossary

history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Market Risk – A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Junk Bonds – A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Securities Selection Risk – A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Short Sales Risk – Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Technology Company Risk – There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

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SunAmerica Series Trust

Glossary

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

About the Indices

The Barclays Capital U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

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SunAmerica Series Trust

Management

Information about the
Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of January 31, 2010. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2010, each Portfolio paid SAAMCo a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Aggressive Growth Portfolio	0.75%
Balanced Portfolio	0.67%

The “Other Expenses” included in the Total Annual Portfolio Operating Expenses in the Portfolio Summaries for the following Portfolios include acquired fund fees and expenses, which were less than 0.01%: Aggressive Growth and Balanced Portfolios. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized new expenses of, the particular acquired fund.

Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s “Other Expenses” have been reduced. The Other Expenses shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the following Portfolios as of January 31, 2010 would have been as follows:

Class 1
Aggressive Growth Portfolio	0.93%
Balanced Portfolio*	0.84%
* The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

The Expense Example in the Portfolio Summaries do not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts that are shown above. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1	3	5	10
	Year	Year	Year	Year

Aggressive Growth Portfolio
(Class 1 shares)	$95	$296	$515	$1,143

Balanced Portfolio**
(Class 1 shares)	$86	$268	$466	$1,037

** The amount of the voluntary fee waiver and/or expense reimbursements by SAAMCo and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

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SunAmerica Series Trust

Management

SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.

A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.

J.P. Morgan Investment Management Inc. (JP Morgan) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2009, JP Morgan together with its affiliated companies had approximately $1.2 trillion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan’s Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

Wells Capital Management Incorporated (Wells Capital) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2009, Wells Capital managed assets aggregating in excess of $373 billion.

The Aggressive Growth Portfolio is managed by an investment team comprised of Jerome C. Philpott, CFA, Stuart O. Roberts and Lance Marx, CFA. Mr. Philpott is Managing Director and a Senior Portfolio Manager for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team 1991. Mr. Roberts is a Senior Portfolio Manager for Wells Capital Montgomery Growth Equity Team He founded the Montgomery Growth Equity Team 1990. Mr. Marx serves as an Assistant Portfolio Manager and Senior Analyst for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team in 2001. The Montgomery Growth Equity Team was acquired by Wells Capital in 2003.

Information about the Distributor

SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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SunAmerica Series Trust

Account Information

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers only Class 1 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares.  The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices.  The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Execution of requests.  The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to

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Account Information

seven business days or longer, as allowed by federal securities laws.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Dividend Policies and Taxes

Distributions.  Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestments.  The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio.  Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their

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SunAmerica Series Trust

Account Information

dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

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SunAmerica Series Trust

Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 1 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000’s)	net assets		net assets		turnover

Balanced Portfolio — Class 1
01/31/06	$13.82	$0.31	$0.30	$0.61	$(0.35)	$—	$(0.35)	$14.08	4.55	%(2)	$224,250	0.73	%(1)	2.16	%(1)	227%
01/31/07	14.08	0.36	1.10	1.46	(0.41)	—	(0.41)	15.13	10.46		191,204	0.74		2.50		141
01/31/08	15.13	0.38	(0.26)	0.12	(0.46)	—	(0.46)	14.79	0.61	(3)	152,768	0.78	(1)	2.45	(1)	74
01/31/09	14.79	0.34	(4.20)	(3.86)	(0.48)	—	(0.48)	10.45	(26.36)		86,808	0.80	(1)	2.52	(1)	91
01/31/10	10.45	0.25	2.55	2.80	(0.42)	—	(0.42)	12.83	26.80		93,954	0.84	(1)	2.08	(1)	108

Aggressive Growth Portfolio — Class 1
01/31/06	10.10	0.01	1.50	1.51	—	—	—	11.61	14.95		174,880	0.79		0.05		121
01/31/07	11.61	0.07	1.31	1.38	(0.01)	—	(0.01)	12.98	11.92		150,208	0.81		0.56		298
01/31/08	12.98	0.04	(1.39)	(1.35)	(0.08)	—	(0.08)	11.55	(10.51)		102,998	0.80		0.31		143
01/31/09	11.55	0.01	(5.94)	(5.93)	(0.06)	—	(0.06)	5.56	(51.41)		40,566	0.88		(0.02)		943
01/31/10	5.56	(0.01)	2.33	2.32	(0.01)	—	(0.01)	7.87	41.72		47,230	0.95		(0.20)		238

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Balanced Class 1	0.02%	—%	0.01%	0.01%	0.00%
Aggressive Growth Class 1	0.05	0.03	0.05	0.14	0.02

(2)	The Portfolio’s total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s total return was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.

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SunAmerica Series Trust

For More Information

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

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SunAmerica Series Trust

PROSPECTUS
May 1, 2010

SUNAMERICA SERIES TRUST
(Class 2 Shares)

Class 2 Shares:
Portfolio	Ticker Symbols
Alliance Growth Portfolio	STALB

Davis Venture Value Portfolio	STDVB

Global Equities Portfolio	STGEB

Mid-Cap Growth Portfolio	STMMB

Technology Portfolio	STTEB

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summaries	1
Alliance Growth Portfolio	1
Davis Venture Value Portfolio	3
Global Equities Portfolio	5
Mid-Cap Growth Portfolio	7
Technology Portfolio	10
Important Additional Information	13
Additional Information About The Portfolios	14
Glossary	15
Investment Terminology	15
Risk Terminology	17
About the Indices	20
Management	21
Account Information	24
Financial Highlights	27
For More Information	32

i

Portfolio Summary: Alliance Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 2

Management Fees	0.62%
Service (12b-1) Fees	0.15%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.83%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 2 Shares	$85	$265	$460	$1,025

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a

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SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 2 Shares)

During the period shown in the bar chart, the highest return for a quarter was 16.90% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.09% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.87%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 2
	Year	Years	(7/9/01)

Class 2 Shares	40.84%	2.25%	0.47%
Russell 1000® Growth Index	37.21%	1.63%	0.41%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Scott Wallace	2001	Senior Vice President and Large Cap Growth Portfolio Manager
David F. Randell	2009	Senior Vice President and US Large Cap Growth Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 13.

2
SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 2

Management Fees	0.72%
Service (12b-1) Fees	0.15%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.92%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 2 Shares	$94	$293	$509	$1,131

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in stocks with smaller capitalizations. The Portfolio may invest in foreign securities, including emerging market securities (up to 20% of net assets).

The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidence by a proven track record, significant alignment of interests in business, and intelligent application of capital;
•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and
•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.

The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

3
SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 2 Shares)

During the period shown in the bar chart, the highest return for a quarter was 21.36% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.77% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.94%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 2
	Year	Years	(7/9/01)

Class 2 Shares	33.36%	2.01%	3.61%
S&P 500® Index	26.46%	0.42%	1.06%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Christopher C. Davis	1999	Portfolio Manager
Kenneth C. Feinberg	1999	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 13.

4
SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 2

Management Fees	0.85%
Service (12b-1) Fees	0.15%
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	1.17%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 2 Shares	$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

5
SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

(Class 2 Shares)

During the period shown in the bar chart, the highest return for a quarter was 19.50% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.37% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.40%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 2
	Year	Years	(7/9/01)

Class 2 Shares	29.22%	3.13%	1.93%
MSCI World Index	29.99%	2.01%	3.05%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised J.P. Morgan Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Sandeep Bhargava	2005	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 13.

6
SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 2

Management Fees	0.79%
Service (12b-1) Fees	0.15%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.04%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 2 Shares	$106	$331	$574	$1,271

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee

7
SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at time of purchase.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

On May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

Class 2 Shares

During the period shown in the bar chart, the highest return for a quarter was 18.02% (quarter ended June 30, 2003) and the lowest return for a quarter was -34.49% (quarter ended June 30, 2002). The year to date calendar return as of March 31, 2010 was 6.16%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since
				Inception
				Class 2
	1 Year	5 Years	10 Years	(7/9/01)

Class 2 Shares	42.20%	-0.18%	N/A	-3.82%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%	3.33%

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SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Timothy Parton	2007	Managing Director of the U.S. Equity Group
Christopher Jones	2007	Managing Director and Chief Investment Officer of the U.S. Equity Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 13.

9
SunAmerica Series Trust

Portfolio Summary: Technology Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 2

Management Fees	1.00%
Service (12b-1) Fees	0.15%
Other Expenses	0.26%
Total Annual Portfolio Operating Expenses	1.41%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 2 Shares	$144	$446	$771	$1,691

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 233% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small-and mid-cap companies.

The companies in which the Portfolio invests include those that the subadviser expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products, processes or services. The Portfolio may invest in companies operating in any industry, including but not limited to the biotechnology, cable and network broadcasting, information technology, communications, computer hardware, computer services and software, consumer electronics, defense, medical technology, environmental, health care, pharmaceutical, semiconductor, and technology services industries, including the internet. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The Portfolio may also invest in foreign securities, including the securities of issuers located in emerging markets, as well as securities denominated in currencies other than the U.S. dollar, depositary receipts, convertible securities, preferred stock, rights, warrants and investment grade or comparable quality debt securities. The Fund may also invest in derivatives, including options, futures, forwards, swap contracts and other derivative instruments. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The subadviser seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The subadviser uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the subadviser uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology and technology-related sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the subadviser looks for companies that it believes display one or more of the following:

•	Above-average growth prospects;
•	High profit margins;

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SunAmerica Series Trust

Portfolio Summary: Technology Portfolio

•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);
•	Quality management and equity ownership by executives;
•	Unique competitive advantages (e.g., market share, proprietary products); or
•	Potential for improvement in overall operations.

In evaluating whether to sell a security, the subadviser considers, among other factors, whether:

•	The subadviser believes its target price has been reached;
•	Its earnings are disappointing;
•	Its revenue growth has slowed;
•	Its underlying fundamentals have deteriorated;
•	If the subadviser believes that negative country or regional factors may affect a company’s outlook; or
•	to meet cash requirements.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest primarily in technology companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that

11
SunAmerica Series Trust

Portfolio Summary: Technology Portfolio

changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Information Technology (price) Index, Merrill Lynch Technology Index and Nasdaq Composite Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Columbia Management Advisors assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. served as subadviser.

Class 2 Shares

During the period shown in the bar chart, the highest return for a quarter was 22.78% (quarter ended June 30, 2003) and the lowest return for a quarter was -33.86% (quarter ended June 30, 2002). The year to date calendar return as of March 31, 2010 was 4.26%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 2
	Year	Years	(7/9/01)

Class 2 Shares	50.64%	-2.15%	-6.19%
MSCI World Information Technology (price) Index	50.88%	1.67%	-0.20%
Merrill Lynch Technology Index	67.64%	2.84%	1.36%
Nasdaq Composite Index	45.36%	1.70%	2.04%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. Prior to May 1, 2010, Columbia Management Advisors, LLC served as subadviser to the Portfolio (the “Previous Subadviser”). Bank of America, N.A. expects to sell the long-term asset management business of the Previous Subadviser to Ameriprise Financial, Inc. on or about May 1, 2010. Upon such sale, Columbia Management Investment Advisers, LLC (“CMIA”) (formerly, RiverSource Investments, LLC), a wholly-owned subsidiary of Ameriprise Financial, Inc., will become subadviser of the Portfolio.

Portfolio Manager – Previous Subadviser

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Wayne Collette, CFA	2007	Senior Portfolio Manager and Managing Director

Portfolio Managers – CMIA

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Richard M. Parower	2010	Portfolio Manager
Paul H. Wick	2010	Co-Portfolio Manager
Reema D. Shah	2010	Co-Portfolio Manager
Ajay Diwan	2010	Co-Portfolio Manager
Benjamin Lu	2010	Co-Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 13.

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Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums

Tax Information

The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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Additional Information About The Portfolios

In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summary, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio’s investment strategy that requires 80% of its net assets to be invested in certain securities.

Alliance Growth Portfolio.  The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Davis Venture Value Portfolio.  The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Financial Institutions Sector Risk
•	Headline Risk
•	Market Risk
•	Medium Sized Companies Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk

Global Equities Portfolio.  The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Large Cap Companies Risk
•	Market Risk
•	Securities Selection Risk
•	Small and Medium Sized Companies Risk
•	Value Investing Risk

Mid-Cap Growth Portfolio.  The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Technology Portfolio.  The Portfolio may invest in rights; illiquid securities (up to 15% of its assets); initial public offerings (IPOs) and may engage in active trading. Additional risks that the Portfolio may be subject to are as follows:

•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk

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Glossary

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB” or above by S&P or Fitch Ratings (“Fitch”), or “Baa” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s

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Glossary

(“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Income is interest payments from bonds or dividends from stocks.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Except as noted on a Portfolio’s Summary:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month

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Glossary

period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion.

“Net assets” takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Risk Terminology

Active Trading Risk – A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Convertible Securities Risk – The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

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Glossary

Currency Volatility Risk – The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Financial Institutions Sector Risk – Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Headline Risk – Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

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Glossary

Illiquidity Risk – When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non- investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Initial Public Offering Investing Risk – A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Market Risk – A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Junk Bonds – A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Sector Risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Securities Selection Risk – A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Short Sales Risk – Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Technology Company Risk – There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events

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Glossary

may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

Unseasoned Companies Risk – Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Value Investing Risk – The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

About the Indices

The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks.

The Morgan Stanley Capital International (MSCI) World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

The Morgan Stanley Capital International (MSCI) World Indexsm measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

20
SunAmerica Series Trust

Management

Information about the
Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of January 31, 2010. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2010, each Portfolio paid SAAMCo a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Alliance Growth Portfolio	0.62%
Davis Venture Value Portfolio	0.72%
Global Equities Portfolio	0.85%
Mid-Cap Growth Portfolio	0.79%
Technology Portfolio	1.00%

SAAMCo is voluntarily waiving on an annual basis a portion of its Management Fees for the Portfolio set forth below:

Amount of
Waiver
Technology Portfolio	0.10%

Because the waiver of Management Fees is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” set forth in each Portfolio’s Annual Portfolio Operating Expenses table in the Portfolio Summaries. In addition, this additional waived amount will not be taken into account when determining the ability of SAAMCo to recoup any previously waived or reimbursed expenses.

Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s “Other Expenses” have been reduced. The Other Expenses shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the following Portfolios as of January 31, 2010 would have been as follows:

	Class 1	Class 2	Class 3
Alliance Growth Portfolio	0.67%	0.82%	0.92%
Davis Venture Value Portfolio*	0.77%	0.92%	1.02%
Mid-Cap Growth Portfolio	0.88%	1.03%	1.13%

The Expense Example in the Portfolio Summaries do not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts that are shown above. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1	3	5	10
	Year	Year	Year	Year

Alliance Growth Portfolio
(Class 2 shares)	$84	$262	$455	$1,014

Davis Venture Value**
(Class 2 shares)	$94	$293	$509	$1,131

Mid-Cap Growth Portfolio
(Class 2 shares)	$105	$328	$569	$1,259

Technology Portfolio
(Class 2 shares)	$133	$415	$718	$1,579

** The amount of the voluntary fee waiver and/or expense reimbursements by SAAMCo and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

21
SunAmerica Series Trust

Management

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.

A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.

AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of January 31, 2010, AllianceBernstein had approximately $480 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace and David F. Randell. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Randell, Senior Vice President of AllianceBernstein and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2007. Prior to joining AllianceBernstein, he was with GTCR Golder Rauner LLC, a leading private equity firm, where he was a principal and member of the Investment Committee. Previously, Mr. Randell spent seven years at Dresdner Kleinwort Wasserstein serving as a Managing Director in the investment banking group, specializing in mergers and acquisitions.

BofA Advisors, LLC (BofA Advisors) (formerly Columbia Management Advisors, LLC) is located at 100 Federal Street, Boston, MA 02110. BofA Advisors is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, BofA Advisors acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of January 31, 2010, Bofa Advisors had approximately $303.7 billion in assets under management.

Bank of America, N.A. expects to sell the long-term asset management business of Columbia Management Advisors, LLC to Ameriprise Financial, Inc. on or about May 1, 2010 (the “Closing Date”). On the Closing Date, Columbia Management Investment Advisers, LLC (“CMIA”), a wholly-owned subsidiary of Ameriprise Financial, Inc., will become subadviser of the Technology Portfolio. On or shortly after the Closing Date, Columbia Management Advisors, LLC intends to change its name to BofA Advisors, LLC. The BofA Advisors portfolio manager responsible for managing the Technology Portfolio through the Closing Date is Wayne Collette, CFA. Mr. Collette is a senior portfolio manager and a managing director for BofA Advisors. Mr. Collette has been associated with BofA Advisors or its predecessors as an investment professional since 2001. For information on management of the Technology Portfolio following the Closing Date, please see description of CMIA.

Columbia Management Investment Advisers, LLC (CMIA) (formerly, RiverSource Investments, LLC) is located at 100 Federal Street, Boston, MA 02110. CMIA acts as investment manager for individuals, corporations, private investment companies and financial institutions, CMIA is registered as an investment adviser with the SEC and is an indirect, wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2009, CMIA and its affiliates had approximately $148.8 billion in assets under management.

Bank of America, N.A. expects to sell the long-term asset management business of Columbia Management Advisors, LLC (the “Previous Subadviser”) to Ameriprise Financial, Inc. on or about May 1, 2010 (the “Closing Date”). On the Closing Date, CMIA will become subadviser of the Technology Portfolio. Prior to the Closing Date, the Previous Subadviser was the subadviser of the Portfolio. For information on management of the Technology Portfolio prior to the Closing Date, please see description of BofA Advisors above. The CMIA portfolio managers responsible for managing the Technology Portfolio will be lead by Richard M. Parower, who will be assisted by Paul H. Wick, Reema D. Shah, Ajay Diwan and Benjamin Lu.

Mr. Parower, who joined J. & W. Seligman & Co.  Incorporated (“Seligman”) in April 2000 and CMIA in November 2008, will serve as the lead Portfolio Manager of the Portfolio. Mr. Wick is the head of the Seligman

22
SunAmerica Series Trust

Management

Technology Group since January 1990. Mr. Wick joined Seligman in 1987 and joined CMIA in November 2008. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors. Ms. Shah joined Seligman in November 2000 and CMIA in November 2008. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors. Mr. Diwan joined Seligman in February 2001 and CMIA in November 2008. Mr. Diwan provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, payment processing industries. Mr. Lu joined Seligman in April 2005 and CMIA in November 2008. Mr. Lu provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

For information on management of the Technology Portfolio prior to the closing of the Transaction, please see description of BofA Advisors.

Davis Selected Advisers, L.P. d/b/a Davis Advisors (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SunAmerica) for the assets of the Portfolios allocated to it. As of January 31, 2010, Davis had approximately $70 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

J.P. Morgan Investment Management Inc. (JP Morgan) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2009, JP Morgan together with its affiliated companies had approximately $1.2 trillion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan’s Global Portfolios Group based in London.

The Mid-Cap Growth Portfolio is managed by lead portfolio manager, Timothy Parton, and risk control manager, Christopher Jones. Mr. Parton is a portfolio manager in the U.S. Equity Group and has been an employee since 1986, managing a variety of small and mid cap portfolios. He has managed the U.S. Midcap Growth strategy since November 2001. Mr. Parton is a CFA charterholder. Mr. Jones, Chief Investment Officer of the Growth & Small Cap U.S. Equities Group is an employee since 1982. Mr. Jones has had fund management and analytical responsibilities on the team since 1986. He is a CFA charterholder.

Information about the Distributor

SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

23
SunAmerica Series Trust

Account Information

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers only Class 2 shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service (12b-1) Plan

Class 2 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15%, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 2 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 shares. Because these fees are paid out of each Portfolio’s Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares.  The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.

24
SunAmerica Series Trust

Account Information

Buy and sell prices.  The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests.  The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

25
SunAmerica Series Trust

Account Information

Dividend Policies and Taxes

Distributions.  Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestments.  The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio.  Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

26
SunAmerica Series Trust

Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 2 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets		net assets		turnover

Davis Venture Value Portfolio — Class 2
01/31/06	$25.90	$0.24	$3.25	$3.49	$(0.24)	$—	$(0.24)	$29.15	13.57%		$224,338	0.91	%(1)	0.87	%(1)	14%
01/31/07	29.15	0.23	4.05	4.28	(0.27)	—	(0.27)	33.16	14.76	(2)	227,584	0.91	(1)	0.75	(1)	16
01/31/08	33.16	0.36	(0.52)	(0.16)	(0.26)	(1.54)	(1.80)	31.20	(0.96)		187,528	0.92	(1)	1.06	(1)	14
01/31/09	31.20	0.25	(12.26)	(12.01)	(0.43)	(4.11)	(4.54)	14.65	(41.42	)(3)	85,946	0.93	(1)	0.97	(1)	16
01/31/10	14.65	0.12	5.99	6.11	(0.26)	(0.44)	(0.70)	20.06	41.73		97,993	0.92	(1)	0.66	(1)	14

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Davis Venture Value Class 2	0.01%	0.00%	0.00%	0.00%	0.00%

(2)	The Portfolio’s performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s performance figure was increased by 0.04% from gains on the disposal of investments in violation of investment restrictions.

27
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(1)	net assets(1)	turnover

Alliance Growth Portfolio — Class 2
01/31/06	$18.06	$(0.01)	$5.06	$5.05	$(0.05)	$—	$(0.05)	$23.06	28.03%	$82,966	0.81%	(0.06)%	66%
01/31/07	23.06	(0.02)	(0.60)	(0.62)	—	—	—	22.44	(2.69)	69,079	0.82	(0.08)	91
01/31/08	22.44	(0.00)	(0.03)	(0.03)	—	—	—	22.41	(0.13)	54,957	0.81	(0.00)	110
01/31/09	22.41	0.06	(8.29)	(8.23)	—	—	—	14.18	(36.72)	28,856	0.83	0.28	98
01/31/10	14.18	0.14	5.37	5.51	(0.08)	—	(0.08)	19.61	38.84	31,878	0.83	0.76	98

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Alliance Growth Class 2	0.02%	0.01%	0.01%	0.01%	0.01%

28
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(1)	net assets(1)	turnover

Mid-Cap Growth Portfolio — Class 2
01/31/06	$8.71	$(0.04)	$1.09	$1.05	$—	$—	$—	$9.76	12.06%	$52,229	0.97%	(0.48)%	83%
01/31/07	9.76	0.01	0.09	0.10	—	—	—	9.86	1.02	44,719	0.98	0.07	143
01/31/08	9.86	(0.06)	0.18	0.12	(0.01)	—	(0.01)	9.97	1.23	37,532	1.02	(0.53)	185
01/31/09	9.97	(0.05)	(3.96)	(4.01)	—	—	—	5.96	(40.22)	18,058	1.03	(0.55)	97
01/31/10	5.96	(0.03)	2.57	2.54	—	—	—	8.50	42.62	20,883	1.04	(0.39)	84

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Mid-Cap Growth Class 2	0.03%	0.02%	0.01%	0.01%	0.01%

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Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Technology Portfolio Class 2
01/31/06	$2.45	$(0.02)	$0.35	$0.33	$—	$—	$—	$2.78	13.47%	$10,562	1.34	%(2)	(0.98	)%(2)	95%
01/31/07	2.78	(0.02)	(0.09)	(0.11)	—	—	—	2.67	(3.96)	7,894	1.34	(2)	(0.79	)(2)	172
01/31/08	2.67	(0.00)	0.02	0.02	—	—	—	2.69	0.75	7,052	1.37	(1)(2)	(0.09	)(1)(2)	312
01/31/09	2.69	(0.02)	(1.14)	(1.16)	—	—	—	1.53	(43.12)	2,774	1.36	(1)(2)	(0.73	)(1)(2)	269
01/31/10	1.53	(0.02)	0.64	0.62	—	—	—	2.15	40.52	4,045	1.31	(1)	(0.80	)(1)	233

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

				Net Investment
	Expenses			Income (Loss)
	1/08(2)	1/09(2)	1/10	1/08(2)	1/09(2)	1/10

Technology Class 2	1.40%	1.46%	1.41%	(0.12)%	(0.83)%	(0.90)%

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Technology Class 2	0.04%	0.03%	0.01%	0.09%	—%

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SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Global Equities Portfolio — Class 2
01/31/06	$11.15	$0.06	$2.90	$2.96	$(0.02)	$—	$(0.02)	$14.09	26.56%	$16,301	1.06	%(1)	0.45	%(1)	161%
01/31/07	14.09	0.15	2.40	2.55	(0.12)	—	(0.12)	16.52	18.19 (2)	20,043	1.04		1.01		93
01/31/08	16.52	0.18	(0.20)	(0.02)	(0.20)	—	(0.20)	16.30	(0.30)	18,045	1.07		1.01		115
01/31/09	16.30	0.28	(7.28)	(7.00)	(0.31)	—	(0.31)	8.99	(43.30)	6,779	1.14		1.98		115
01/31/10	8.99	0.14	3.08	3.22	(0.30)	—	(0.30)	11.91	35.69	7,965	1.17		1.31		121

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

International Growth and Income Class 2	0.03%	0.01%	0.00%	0.01%	0.01%
Global Equities Class 2	0.02	—	—	—	—

(2)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.

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For More Information

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

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SunAmerica Series Trust

PROSPECTUS
May 1, 2010

SUNAMERICA SERIES TRUST
(Class 3 Shares)

Alliance Growth Portfolio
Global Equities Portfolio
Mid-Cap Growth Portfolio
Technology Portfolio

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summaries	1
Alliance Growth Portfolio	1
Global Equities Portfolio	3
Mid-Cap Growth Portfolio	5
Technology Portfolio	8
Important Additional Information	11
Additional Information About The Portfolios	12
Glossary	12
Investment Terminology	12
Risk Terminology	15
About the Indices	17
Management	18
Account Information	21
Financial Highlights	24
For More Information	25

i

Portfolio Summary: Alliance Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.62%
Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.93%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$95	$296	$515	$1,143

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a

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SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 16.83% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.13% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.83%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 3
	Year	Years	(9/30/02)

Class 3 Shares	40.76%	2.15%	5.56%
Russell 1000® Growth Index	37.21%	1.63%	6.72%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Scott Wallace	2001	Senior Vice President and Large Cap Growth Portfolio Manager
David F. Randell	2009	Senior Vice President and US Large Cap Growth Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 11.

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SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.85%
Service (12b-1) Fees	0.25%
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	1.27%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$129	$403	$697	$1,534

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

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SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 19.54% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.35% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.41%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 3
	Year	Years	(9/30/02)

Class 3 Shares	29.04%	3.01%	7.76%
MSCI World Index	29.99%	2.01%	8.57%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised J.P. Morgan Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Sandeep Bhargava	2005	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 11.

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SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.79%
Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.14%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$116	$362	$628	$1,386

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee

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SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at time of purchase.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

On May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 18.23% (quarter ended June 30, 2003) and the lowest return for a quarter was -26.76% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 6.09%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
			Class 3
	1 Year	5 Years	(9/30/02)

Class 3 Shares	42.15%	-0.28%	6.90%
Russell Midcap® Growth Index	46.29%	2.40%	10.22%

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Portfolio Summary: Mid-Cap Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Timothy Parton	2007	Managing Director of the U.S. Equity Group
Christopher Jones	2007	Managing Director and Chief Investment Officer of the U.S. Equity Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 11.

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Portfolio Summary: Technology Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	1.00%
Service (12b-1) Fees	0.25%
Other Expenses	0.26%
Total Annual Portfolio Operating Expenses	1.51%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$154	$477	$824	$1,802

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 233% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small-and mid-cap companies.

The companies in which the Portfolio invests include those that the subadviser expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products, processes or services. The Portfolio may invest in companies operating in any industry, including but not limited to the biotechnology, cable and network broadcasting, information technology, communications, computer hardware, computer services and software, consumer electronics, defense, medical technology, environmental, health care, pharmaceutical, semiconductor, and technology services industries, including the internet. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The Portfolio may also invest in foreign securities, including the securities of issuers located in emerging markets, as well as securities denominated in currencies other than the U.S. dollar, depositary receipts, convertible securities, preferred stock, rights, warrants and investment grade or comparable quality debt securities. The Fund may also invest in derivatives, including options, futures, forwards, swap contracts and other derivative instruments. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The subadviser seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The subadviser uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the subadviser uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology and technology-related sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the subadviser looks for companies that it believes display one or more of the following:

•	Above-average growth prospects;
•	High profit margins;

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Portfolio Summary: Technology Portfolio

•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);
•	Quality management and equity ownership by executives;
•	Unique competitive advantages (e.g., market share, proprietary products); or
•	Potential for improvement in overall operations.

In evaluating whether to sell a security, the subadviser considers, among other factors, whether:

•	The subadviser believes its target price has been reached;
•	Its earnings are disappointing;
•	Its revenue growth has slowed;
•	Its underlying fundamentals have deteriorated;
•	If the subadviser believes that negative country or regional factors may affect a company’s outlook; or
•	to meet cash requirements.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest primarily in technology companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that

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Portfolio Summary: Technology Portfolio

changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Information Technology (price) Index, Merrill Lynch Technology Index and Nasdaq Composite Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Columbia Management Advisors assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. served as subadviser.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 22.78% (quarter ended June 30, 2003) and the lowest return for a quarter was -28.57% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.29%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 3
	Year	Years	(9/30/02)

Class 3 Shares	50.32%	-2.24%	5.97%
MSCI World Information Technology (price) Index	50.88%	1.67%	9.68%
Merrill Lynch Technology Index	67.64%	2.84%	14.37%
Nasdaq Composite Index	45.36%	1.70%	10.35%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. Prior to May 1, 2010, Columbia Management Advisors, LLC served as subadviser to the Portfolio (the “Previous Subadviser”). Bank of America, N.A. expects to sell the long-term asset management business of the Previous Subadviser to Ameriprise Financial, Inc. on or about May 1, 2010. Upon such sale, Columbia Management Investment Advisers, LLC (“CMIA”) (formerly, RiverSource Investments, LLC), a wholly-owned subsidiary of Ameriprise Financial, Inc., will become subadviser of the Portfolio.

Portfolio Manager – Previous Subadviser

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Wayne Collette, CFA	2007	Senior Portfolio Manager and Managing Director

Portfolio Managers – CMIA

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Richard M. Parower	2010	Portfolio Manager
Paul H. Wick	2010	Co-Portfolio Manager
Reema D. Shah	2010	Co-Portfolio Manager
Ajay Diwan	2010	Co-Portfolio Manager
Benjamin Lu	2010	Co-Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 11.

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SunAmerica Series Trust

Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums

Tax Information

The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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Additional Information About The Portfolios

In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summary, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio’s investment strategy that requires 80% of its net assets to be invested in certain securities.

Alliance Growth Portfolio.  The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Global Equities Portfolio.  The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Large Cap Companies Risk
•	Market Risk
•	Securities Selection Risk
•	Small and Medium Sized Companies Risk
•	Value Investing Risk

Mid-Cap Growth Portfolio.  The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Technology Portfolio.  The Portfolio may invest in rights; illiquid securities (up to 15% of its assets); initial public offerings (IPOs) and may engage in active trading. Additional risks that the Portfolio may be subject to are as follows:

•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk

Glossary

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have

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Glossary

common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB” or above by S&P or Fitch Ratings (“Fitch”), or “Baa” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average

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Glossary

earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Inflation swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Except as noted on a Portfolio’s Summary:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

“Net assets” takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss;

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Glossary

it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

Risk Terminology

Active Trading Risk – A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Convertible Securities Risk – The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency Volatility Risk – The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that

15
SunAmerica Series Trust

Glossary

fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity Risk – When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non- investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Initial Public Offering Investing Risk – A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Market Risk – A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Junk Bonds – A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Securities Selection Risk – A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

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SunAmerica Series Trust

Glossary

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Technology Company Risk – There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

Unseasoned Companies Risk – Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Value Investing Risk – The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

About the Indices

The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks.

The Morgan Stanley Capital International (MSCI) World Indexsm measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

The Morgan Stanley Capital International (MSCI) World Information Technology index is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

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SunAmerica Series Trust

Management

Information about the
Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of January 31, 2010. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2010, each Portfolio paid SAAMCo a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Alliance Growth Portfolio	0.62%
Global Equities Portfolio	0.85%
Mid-Cap Growth Portfolio	0.79%
Technology Portfolio	1.00%

SAAMCo is voluntarily waiving on an annual basis a portion of its Management Fees for the Portfolio set forth below:

Amount of
Waiver
Technology Portfolio	0.10%

Because the waiver of Management Fees is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” set forth in the Portfolio’s Annual Portfolio Operating Expenses table in its Portfolio Summary. In addition, this additional waived amount will not be taken into account when determining the ability of SAAMCo to recoup any previously waived or reimbursed expenses.

These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above, with the exception of the Management Fee waivers, are subject to recoupment by SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and maintain the voluntary expense limitations listed above.

Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s “Other Expenses” have been reduced. The Other Expenses shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the following Portfolios as of January 31, 2010 would have been as follows:

Class 3
Alliance Growth Portfolio	0.92%
Mid-Cap Growth Portfolio	1.13%

The Expense Example in the Portfolio Summaries do not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts that are shown above. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1	3	5	10
	Year	Year	Year	Year

Alliance Growth Portfolio
(Class 3 shares)	$94	$293	$509	$1,131

Mid-Cap Growth Portfolio
(Class 3 shares)	$115	$359	$622	$1,375

Technology Portfolio
(Class 3 shares)	$144	$446	$771	$1,691

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SunAmerica Series Trust

Management

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.

A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.

AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As of January 31, 2010, AllianceBernstein had approximately $480 billion in assets under management.

The Alliance Growth Portfolio is managed by Scott Wallace and David F. Randell. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Randell, Senior Vice President of AllianceBernstein and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2007. Prior to joining AllianceBernstein, he was with GTCR Golder Rauner LLC, a leading private equity firm, where he was a principal and member of the Investment Committee. Previously, Mr. Randell spent seven years at Dresdner Kleinwort Wasserstein serving as a Managing Director in the investment banking group, specializing in mergers and acquisitions.

BofA Advisors, LLC (BofA Advisors) (formerly Columbia Management Advisors, LLC) is located at 100 Federal Street, Boston, MA 02110. BofA Advisors is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, BofA Advisors acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of January 31, 2010, BofA Advisers had approximately $303.7 billion in assets under management.

Bank of America, N.A. expects to sell the long-term asset management business of Columbia Management Advisors, LLC to Ameriprise Financial, Inc. on or about May 1, 2010 (the “Closing Date”). On the Closing Date, Columbia Management Investment Advisers, LLC (“CMIA”), a wholly-owned subsidiary of Ameriprise Financial, Inc., will become subadviser of the Technology Portfolio. On or shortly after the Closing Date, Columbia Management Advisors, LLC intends to change its name to BofA Advisors, LLC. The BofA Advisors portfolio manager responsible for managing the Technology Portfolio through the Closing Date is Wayne Collette, CFA. Mr. Collette is a senior portfolio manager and a managing director for BofA Advisors. Mr. Collette has been associated with BofA Advisors or its predecessors as an investment professional since 2001. For information on management of the Technology Portfolio following the Closing Date, please see description of CMIA.

Columbia Management Investment Advisers, LLC (CMIA) (formerly, RiverSource Investments, LLC) is located at 100 Federal Street, Boston, MA 02110. CMIA acts as investment manager for individuals, corporations, private investment companies and financial institutions, CMIA is registered as an investment adviser with the SEC and is an indirect, wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2009, CMIA and its affiliates had approximately $148.8 billion in assets under management.

Bank of America, N.A. expects to sell the long-term asset management business of Columbia Management Advisors, LLC (the “Previous Subadviser”) to Ameriprise Financial, Inc. on or about May 1, 2010 (the “Closing Date”). On the Closing Date, CMIA will become subadviser of the Technology Portfolio. Prior to the Closing Date, the Previous Subadviser was the subadviser of the Portfolio. For information on management of the Technology Portfolio prior to the Closing Date, please see description of BofA Advisors above. The CMIA portfolio managers responsible for managing the Technology Portfolio will be lead by Richard M. Parower, who will be assisted by Paul H. Wick, Reema D. Shah, Ajay Diwan and Benjamin Lu.

Mr. Parower, who joined J. & W. Seligman & Co.  Incorporated (“Seligman”) in April 2000 and CMIA in November 2008, will serve as the lead Portfolio Manager of the Portfolio. Mr. Wick is the head of the Seligman

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SunAmerica Series Trust

Management

Technology Group since January 1990. Mr. Wick joined Seligman in 1987 and joined CMIA in November 2008. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors. Ms. Shah joined Seligman in November 2000 and CMIA in November 2008. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors. Mr. Diwan joined Seligman in February 2001 and CMIA in November 2008. Mr. Diwan provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, payment processing industries. Mr. Lu joined Seligman in April 2005 and CMIA in November 2008. Mr. Lu provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

For information on management of the Technology Portfolio prior to the closing of the Transaction, please see description of BofA Advisors.

J.P. Morgan Investment Management Inc. (JP Morgan) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2009, JP Morgan together with its affiliated companies had approximately $1.2 trillion in assets under management.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan’s Global Portfolios Group based in London.

The Mid-Cap Growth Portfolio is managed by lead portfolio manager, Timothy Parton, and risk control manager, Christopher Jones. Mr. Parton is a portfolio manager in the U.S. Equity Group and has been an employee since 1986, managing a variety of small and mid cap portfolios. He has managed the U.S. Midcap Growth strategy since November 2001. Mr. Parton is a CFA charterholder. Mr. Jones, Chief Investment Officer of the Growth & Small Cap U.S. Equities Group is an employee since 1982. Mr. Jones has had fund management and analytical responsibilities on the team since 1986. He is a CFA charterholder.

Information about the Distributor

SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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SunAmerica Series Trust

Account Information

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers only Class 3 shares.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service (12b-1) Plan

Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. Because these fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares.  The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.

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SunAmerica Series Trust

Account Information

Buy and sell prices.  The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests.  The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

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SunAmerica Series Trust

Account Information

Dividend Policies and Taxes

Distributions.  Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestments.  The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio.  Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

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SunAmerica Series Trust

Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class 3 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets		net assets		turnover

Alliance Growth Portfolio — Class 3
01/31/06	$18.03	$(0.03)	$5.07	$5.04	$(0.04)	$—	$(0.04)	$23.03	27.96%	$123,871	0.91	%(1)	(0.17	)%(1)	66%
01/31/07	23.03	(0.04)	(0.60)	(0.64)	—	—	—	22.39	(2.78)	221,601	0.92	(1)	(0.18	)(1)	91
01/31/08	22.39	(0.03)	(0.03)	(0.06)	—	—	—	22.34	(0.22)	236,778	0.91	(1)	(0.11	)(1)	110
01/31/09	22.34	0.04	(8.26)	(8.22)	—	—	—	14.12	(36.80)	131,182	0.93	(1)	0.18	(1)	98
01/31/10	14.12	0.11	5.36	5.47	(0.06)	—	(0.06)	19.53	38.73	150,590	0.93	(1)	0.64	(1)	98
Mid-Cap Growth Portfolio — Class 3
01/31/06	$8.68	$(0.05)	$1.10	$1.05	$—	$—	$—	$9.73	12.10%	$75,391	1.07	%(1)	(0.58	)%(1)	83%
01/31/07	9.73	0.00	0.09	0.09	—	—	—	9.82	0.92	84,072	1.08	(1)	0.01	(1)	143
01/31/08	9.82	(0.07)	0.17	0.10	0.00	—	—	9.92	1.05	87,948	1.12	(1)	(0.64	)(1)	185
01/31/09	9.92	(0.06)	(3.93)	(3.99)	—	—	—	5.93	(40.22)	52,570	1.13	(1)	(0.65	)(1)	97
01/31/10	5.93	(0.04)	2.56	2.52	—	—	—	8.45	42.50	70,516	1.14	(1)	(0.49	)(1)	84
Technology Portfolio Class 3
01/31/06	$2.45	$(0.03)	$0.35	$0.32	$—	$—	$—	$2.77	13.06%	$11,502	1.43	%(1)	(1.08	)%(1)	95%
01/31/07	2.77	(0.02)	(0.09)	(0.11)	—	—	—	2.66	(3.97)	13,175	1.44	(1)	(0.91	)(1)	172
01/31/08	2.66	(0.00)	0.02	0.02	—	—	—	2.68	0.75	19,707	1.47	(1)(2)	(0.15	)(1)(2)	312
01/31/09	2.68	(0.02)	(1.14)	(1.16)	—	—	—	1.52	(43.28)	12,273	1.47	(1)(2)	(0.84	)(1)(2)	269
01/31/10	1.52	(0.02)	0.64	0.62	—	—	—	2.14	40.79	21,606	1.41	(2)	(0.90	)(2)	233
Global Equities Portfolio — Class 3
01/31/06	$11.13	$0.04	$2.90	$2.94	$(0.01)	$—	$(0.01)	$14.06	26.40%	$16,084	1.14%	(1)	0.33	%(1)	161%
01/31/07	14.06	0.12	2.41	2.53	(0.11)	—	(0.11)	16.48	18.06 (3)	30,854	1.14		0.83		93
01/31/08	16.48	0.15	(0.20)	(0.05)	(0.18)	—	(0.18)	16.25	(0.44)	35,199	1.17		0.86		115
01/31/09	16.25	0.26	(7.25)	(6.99)	(0.29)	—	(0.29)	8.97	(43.34)	17,993	1.24		1.86		115
01/31/10	8.97	0.13	3.07	3.20	(0.28)	—	(0.28)	11.89	35.62	23,007	1.27		1.19		121

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Alliance Growth Class 3	0.02%	0.01%	0.01%	0.01%	0.01%
Mid-Cap Growth Class 3	0.03	0.02	0.01	0.01	0.01
Technology Class 3	0.04	0.02	0.01	0.09	—
Global Equities Class 3	0.02	—	—	—	—

(2)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

				Net Investment
	Expenses			Income (Loss)
	1/08(2)	1/09(2)	1/10	1/08(2)	1/09(2)	1/10

Technology Class 3	1.51%	1.57%	1.51%	(0.18)%	(0.94)%	(1.00)%

(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.

24
SunAmerica Series Trust

For More Information

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

25
SunAmerica Series Trust

PROSPECTUS
May 1, 2010

SUNAMERICA SERIES TRUST
(Class 1, Class 2 and Class 3 Shares)

	Class 1 Shares:	Class 2 Shares:	Class 3 Shares:
Portfolio	Ticker Symbols	Ticker Symbols	Ticker Symbols
Aggressive Growth Portfolio	STAGA	STAGB	N/A

Alliance Growth Portfolio	STALA	STALB	N/A

Balanced Portfolio	STSBA	STSBB	N/A

Blue Chip Growth Portfolio	STBCA	STBCB	N/A

Capital Growth Portfolio	STGSA	STGSB	N/A

Cash Management Portfolio	STCMA	STCMB	N/A

Corporate Bond Portfolio	STCBA	STCBB	N/A

Davis Venture Value Portfolio	STDVA	STDVB	N/A

“Dogs” of Wall Street Portfolio	STDWA	STDWB	N/A

Emerging Markets Portfolio	STEMA	STEMB	N/A

Equity Opportunities Portfolio	STFVA	STFVB	N/A

Foreign Value Portfolio	N/A	N/A	N/A

Fundamental Growth Portfolio	STPGA	STPGB	N/A

Global Bond Portfolio	STGBA	STGBB	N/A

Global Equities Portfolio	STGEA	STGEB	N/A

Growth-Income Portfolio	STGIA	STGIB	N/A

Growth Opportunities Portfolio	STGOA	STGOB	N/A

High-Yield Bond Portfolio	STHYA	STHYB	N/A

International Diversified Equities Portfolio	STIDA	STIDB	N/A

International Growth and Income Portfolio	STIGA	STIGB	N/A

Marsico Focused Growth Portfolio	STMAA	STMAB	N/A

MFS® Massachusetts Investors Trust Portfolio	STMGA	STMGB	N/A

MFS® Total Return Portfolio	STMTA	STMTB	N/A

Mid-Cap Growth Portfolio	STMMA	STMMB	N/A

Real Estate Portfolio	STREA	STREB	N/A

Small & Mid Cap Value Portfolio	N/A	N/A	N/A

Small Company Value Portfolio	STSCA	N/A	N/A

Technology Portfolio	STTEA	STTEB	N/A

Telecom Utility Portfolio	STTUA	STTUB	N/A

Total Return Bond Portfolio	STWHA	STWHB	N/A

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summaries	1
Aggressive Growth Portfolio	1
Alliance Growth Portfolio	3
Balanced Portfolio	5
Blue Chip Growth Portfolio	8
Capital Growth Portfolio	10
Cash Management Portfolio	13
Corporate Bond Portfolio	16
Davis Venture Value Portfolio	19
“Dogs” of Wall Street Portfolio	21
Emerging Markets Portfolio	23
Equity Opportunities Portfolio	25
Foreign Value Portfolio	28
Fundamental Growth Portfolio	31
Global Bond Portfolio	34
Global Equities Portfolio	38
Growth-Income Portfolio	40
Growth Opportunities Portfolio	42
High-Yield Bond Portfolio	44
International Diversified Equities Portfolio	46
International Growth and Income Portfolio	49
Marsico Focused Growth Portfolio	51
MFS® Massachusetts Investors Trust Portfolio	53
MFS® Total Return Portfolio	55
Mid-Cap Growth Portfolio	59
Real Estate Portfolio	62
Small & Mid Cap Value Portfolio	64
Small Company Value Portfolio	66
Technology Portfolio	68
Telecom Utility Portfolio	71
Total Return Bond Portfolio	74
Important Additional Information	78
Additional Information About The Portfolios	79
Glossary	84
Investment Terminology	84
Risk Terminology	88
About the Indices	93
Management	95
Account Information	104
Financial Highlights	107
For More Information	126

i

Portfolio Summary: Aggressive Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.20%	0.20%	0.21%
Total Annual Portfolio Operating Expenses	0.95%	1.10%	1.21%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$97	$303	$525	$1,166
Class 2 Shares	$112	$350	$606	$1,340
Class 3 Shares	$123	$384	$665	$1,466

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small and medium sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The subadviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The subadviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the adviser searches for companies that demonstrate the following characteristics:

•	Solid revenue growth
•	Gross and operating margin improvement
•	Opportunity for multiple expansion
•	Strong management team
•	Excellent past operating performance

The subadviser utilizes these factors to identify individual securities and then employs cost-benefit analysis to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio. The subadviser may engage in frequent and active trading of portfolio securities.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

SunAmerica Series Trust

Portfolio Summary: Aggressive Growth Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Prior to July 20, 2009, the Portfolio was managed by SunAmerica Asset Management Corp.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.94% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.65% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 7.71%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	40.55%	-3.99%	-6.09%	N/A	N/A
Class 2 Shares	40.17%	-4.15%	N/A	-2.84%	N/A
Class 3 Shares	39.97%	-4.24%	N/A	N/A	2.56%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%	3.33%	10.22%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management Incorporated.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Jerome C. Philpott, CFA	2009	Managing Director and Senior Portfolio Manager
Stuart O. Roberts	2009	Senior Portfolio Manager
Lance Marx, CFA	2009	Assistant Portfolio Manager and Senior Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.62%	0.62%	0.62%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.06%	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.68%	0.83%	0.93%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$69	$218	$379	$847
Class 2 Shares	$85	$265	$460	$1,025
Class 3 Shares	$95	$296	$515	$1,143

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a

SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.92% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.07% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	41.03%	2.40%	-3.13%	N/A	N/A
Class 2 Shares	40.84%	2.25%	N/A	0.47%	N/A
Class 3 Shares	40.76%	2.15%	N/A	N/A	5.56%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%	0.41%	6.72%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Scott Wallace	2001	Senior Vice President and Large Cap Growth Portfolio Manager
David F. Randell	2009	Senior Vice President and US Large Cap Growth Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Investment Goal

The Portfolio’s investment goal is conservation of principal and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.67%	0.67%	0.67%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	0.84%	0.99%	1.09%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$86	$268	$466	$1,037
Class 2 Shares	$101	$315	$547	$1,213
Class 3 Shares	$111	$347	$601	$1,329

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio’s assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies. However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales “against the box” (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index and a Blended Index. The Blended Index consists of 30% Russell 1000® Index, 30% S&P 500® Index, and 40% Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on January 23, 2006. Prior to January 23, 2006, SunAmerica Asset Management Corp. managed the Portfolio.

SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.21% (quarter ended September 30, 2009) and the lowest return for a quarter was -14.11% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.12%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	23.99%	1.82%	-1.07%	N/A	N/A
Class 2 Shares	23.82%	1.68%	N/A	1.06%	N/A
Class 3 Shares	23.63%	1.56%	N/A	N/A	3.89%
Russell 1000® Index	28.43%	0.79%	-0.49%	1.52%	6.95%
S&P 500® Index	26.46%	0.42%	-0.95%	1.06%	6.51%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%	5.62%	4.81%
Blended Index	18.95%	2.64%	2.40%	3.35%	6.26%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrik Jakobson	2006	Managing Director and Senior Portfolio Manager of US Global Multi-Asset Group
Maddi Dessner	2006	Vice President and Portfolio Manager of the Global Multi-Asset Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Blue Chip Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.27%	0.27%	0.27%
Total Annual Portfolio Operating Expenses	0.97%	1.12%	1.22%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$99	$309	$536	$1,190
Class 2 Shares	$114	$356	$617	$1,363
Class 3 Shares	$124	$387	$670	$1,477

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets. “Blue chip” represents common stocks of nationally known companies that are well-established in their respective industries. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.

The adviser believes that superior returns can be achieved through a portfolio of market-leading businesses that realize substantial growth through competitive advantages. The Adviser conducts extensive research to identify companies with above-average potential growth rates that are unrecognized in the marketplace. The adviser continually monitors macro-economic factors to gauge the impact on growth-oriented companies it seeks to identify. Generally, the adviser searches for companies that demonstrate the following characteristics:

•	Market leaders with competitive advantages
•	Solid revenue growth
•	Consistent double-digit earnings growth in varying types of economic environments
•	Opportunity for multiple expansion
•	Strong management team

The adviser utilizes these factors to identify individual securities, and then employs cost-benefit analyses to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

SunAmerica Series Trust

Portfolio Summary: Blue Chip Growth Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing, or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 14.26% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.15% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.59%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since	Since	Since
			Inception	Inception	Inception
	1	5	Class 1	Class 2	Class 3
	Year	Years	(7/5/00)	(7/9/01)	(9/30/02)

Class 1 Shares	36.95%	0.81%	-4.07%	N/A	N/A
Class 2 Shares	36.53%	0.65%	N/A	-1.14%	N/A
Class 3 Shares	36.47%	0.55%	N/A	N/A	4.54%
Russell 1000® Growth Index	37.21%	1.63%	-4.36%	0.41%	6.72%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

John Massey	2006	Senior Vice President and Senior Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Capital Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.89%	0.89%	0.89%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.05%	1.20%	1.30%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$107	$334	$579	$1,283
Class 2 Shares	$122	$381	$660	$1,455
Class 3 Shares	$132	$412	$713	$1,568

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in equity investments selected for their potential to achieve capital appreciation over the long term.

The Portfolio may invest in securities of any capitalization. Although the Portfolio will invest primarily in publicly traded U.S. securities (including securities of foreign issuers that are traded in the United States), it may invest in foreign securities, including securities quoted in foreign currencies. The Portfolio currently does not expect to have more than 35% of its total assets invested in foreign securities (including emerging market securities), although it has the ability to invest in them without limit. The Portfolio also may invest in small-cap stocks and may invest significantly in technology companies.

The Portfolio invests mainly in common stocks of “growth companies.” These may be newer companies or established companies of any capitalization range that the Portfolio’s managers believe may appreciate in value over the long term.

The portfolio managers look for growth companies with stock prices that they believe are reasonable in relation to overall stock market valuations. The portfolio managers focus on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio among industries and market sectors. Currently, the managers look for:

•	companies in business with above-average growth potential;
•	companies with growth rates that the portfolio managers believe are sustainable over time; and
•	stocks with reasonable valuations relative to their growth potential.

The allocation of the Portfolio’s assets among different investments will vary over time based upon the managers’ evaluation of economic and market trends.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes.

SunAmerica Series Trust

Portfolio Summary: Capital Growth Portfolio

Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Currency Volatility Risk.  The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Investment Company Risk:  The risks of the Portfolio owning other investment companies, including ETFs, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying the other investment companies purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies also have management fees that increase their costs versus owning the underlying securities directly.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

OppenheimerFunds, Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Goldman Sachs Asset Management, L.P. served as subadviser.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 18.85% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.48% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.68%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since	Since	Since
			Inception	Inception	Inception
	1	5	Class 1	Class 2	Class 3
	Year	Years	(7/5/00)	(7/9/01)	(9/30/02)

Class 1 Shares	43.53%	1.56%	-2.25%	N/A	N/A
Class 2 Shares	43.30%	1.39%	N/A	-0.27%	N/A
Class 3 Shares	43.09%	1.29%	N/A	N/A	6.74%
Russell 1000® Growth Index	37.21%	1.63%	-4.36%	0.41%	6.72%

SunAmerica Series Trust

Portfolio Summary: Capital Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by OppenheimerFunds, Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Marc Baylin	2007	Vice President

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

Investment Goal

The Portfolio’s investment goal is high current yield consistent with liquidity and preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.44%	0.44%	0.44%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.51%	0.66%	0.76%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$52	$164	$285	$640
Class 2 Shares	$67	$211	$368	$822
Class 3 Shares	$78	$243	$422	$942

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes, corporate debt instruments and asset-backed securities) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations). These securities may have fixed, floating or variable rates of interest.

The Portfolio may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The subadviser evaluates a number of factors in identifying investment opportunities and constructing the Portfolio’s portfolio. The subadviser considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Portfolio’s assets among different securities.

The subadviser, in connection with selecting individual investments for the Portfolio, evaluates a security based on its potential to generate income and to preserve capital. The subadviser considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The subadviser may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the subadviser believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Money Market Securities.  An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

Interest Rate Fluctuations Risk.  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more

SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become negative, which may result in a decline in the value of your investment.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Repurchase Agreements Risk.  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Concentration Risk.  The Portfolio may invest more than 25% of its assets in U.S. dollar obligations of banks. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Illiquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected the portfolio manager, may fail to produce the intended return.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the Portfolio’s average annual returns. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was -0.09%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	0.13%	2.62%	2.56%	N/A	N/A
Class 2 Shares	-0.11%	2.47%	N/A	1.89%	N/A
Class 3 Shares	-0.21%	2.36%	N/A	N/A	1.80%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrick Ford	2008	Managing Director
Dale Albright	2008	Director
Erica McKinley	2008	Vice President

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high total return with only moderate price risk.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.53%	0.53%	0.53%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.06%	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.59%	0.74%	0.84%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$60	$189	$329	$738
Class 2 Shares	$76	$237	$411	$918
Class 3 Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in corporate bonds. For purposes of this policy, corporate bonds include any corporate fixed-income security.

The subadviser seeks to enhance the Portfolio’s performance by allocating relatively more of its portfolio to the security type that the subadviser expects to offer the best balance between current income and risk. The subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds.” The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.

The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.

The Portfolio may also invest in the following derivatives: interest rate futures and interest rate options (up to 10% of net assets); credit default swaps and credit linked notes (up to 10% of net assets, with no more than 5% in CDX-Swaps); and up to 10% of net assets for all other derivatives, including currency swaps, total return swaps, interest rate swaps, caps, floors and collars.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in

SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Leverage Risk.  The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Credit Index and a Blended Index.

Effective May 1, 2010, the Portfolio changed a component of its Blended Index. The Prior Blended Index consisted of 75% Barclays Capital U.S. Credit Index and 25% Merrill Lynch High Yield Master II Index. The New Blended Index consists of 75% Barclays Capital U.S. Credit Index and 25% the Barclays Capital U.S. High Yield 2% Issuer Cap Index. The Portfolio changed a component of the Prior Blended Index because the new benchmark is more consistent with the subadviser’s investment style. The returns of the Barclays Capital U.S. High Yield 2% Issuer Cap Index and the New Blended Index for the period since inception of the Class 2 shares are from the month end following the inception date.

Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.78% (quarter ended June 30, 2009) and the lowest return for a quarter was -4.92% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 3.33%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	30.98%	6.56%	7.15%	N/A	N/A
Class 2 Shares	30.74%	6.41%	N/A	7.16%	N/A
Class 3 Shares	30.59%	6.29%	N/A	N/A	7.28%
Barclays Capital
U.S. Credit Index	16.04%	4.67%	6.63%	6.02%	5.44%
Barclays Capital
U.S. High Yield 2% Issuer Cap Index	58.76%	6.49%	6.87%	8.27%	10.67%
Merrill Lynch High
Yield Master II Index	57.51%	6.35%	6.52%	7.92%	10.53%
Prior Blended Index	25.44%	5.20%	6.70%	6.59%	6.78%
New Blended Index	25.70%	5.24%	6.79%	6.51%	6.82%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Federated Investment Management.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Joseph M. Balestrino	1996	Senior Vice President and Senior Portfolio Manager
Mark E. Durbiano	1996	Senior Vice President and Senior Portfolio Manager
Brian S. Ruffner	2009	Vice President and Senior Investment Analyst
Christopher J. Smith	2000	Vice President and Senior Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.72%	0.72%	0.72%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Portfolio Operating Expenses	0.77%	0.92%	1.02%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$79	$246	$428	$954
Class 2 Shares	$94	$293	$509	$1,131
Class 3 Shares	$104	$325	$563	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in stocks with smaller capitalizations. The Portfolio may invest in foreign securities, including emerging market securities (up to 20% of net assets).

The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidence by a proven track record, significant alignment of interests in business, and intelligent application of capital;
•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and
•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.

The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.73% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.98%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	33.48%	2.16%	3.11%	N/A	N/A
Class 2 Shares	33.36%	2.01%	N/A	3.61%	N/A
Class 3 Shares	33.12%	1.90%	N/A	N/A	8.10%
S&P 500® Index	26.46%	0.42%	-0.95%	1.06%	6.51%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Christopher C. Davis	1999	Portfolio Manager
Kenneth C. Feinberg	1999	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: “Dogs” of Wall Street Portfolio

Investment Goal

The Portfolio’s investment goal is total return (including capital appreciation and current income).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.60%	0.60%	0.60%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Portfolio Operating Expenses	0.78%	0.93%	1.03%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$80	$249	$433	$966
Class 2 Shares	$95	$296	$515	$1,143
Class 3 Shares	$105	$328	$569	$1,259

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market.

The Portfolio employs a passively managed “buy and hold” strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average (“DJIA”) and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of each quarter, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally.

The first 10 stocks represent the 10 highest yielding common stocks in the DJIA. This is popularly known as the “Dogs of the Dow” theory and was popularized in the early 1990’s. The strategy seeks to capitalize on relative undervaluation as defined by dividend yield. In an attempt to minimize volatility and maximize performance, the adviser has expanded the strategy by 20 stocks to create the Portfolio.

Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio’s stock selection criteria.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

SunAmerica Series Trust

Portfolio Summary: “Dogs” of Wall Street Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

“Passively Managed” Strategy Risk.  The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

Non-Diversification Risk.  The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.29% (quarter ended September 30, 2009) and the lowest return for a quarter was -19.91% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 5.87%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	20.23%	0.48%	3.41%	N/A	N/A
Class 2 Shares	20.03%	0.31%	N/A	3.12%	N/A
Class 3 Shares	19.91%	0.20%	N/A	N/A	5.07%
S&P 500® Index	26.46%	0.42%	-0.95%	1.06%	6.51%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Brendan Voege	2004	Portfolio Manager and Quantitative Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	1.11%	1.11%	1.11%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Portfolio Operating Expenses(1)	1.31%	1.46%	1.56%

(1)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio’s most recent annual report, which does not include Acquired Fund Fees and Expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$133	$415	$718	$1,579
Class 2 Shares	$149	$462	$797	$1,746
Class 3 Shares	$159	$493	$850	$1,856

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its subadviser believes have above-average growth prospects in emerging markets outside the U.S.

An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle.

While the Portfolio may invest in companies of any size, it invests significantly in small-cap and mid-cap companies. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures, for both hedging and non-hedging purposes.

The subadviser’s emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection sources that the subadviser believes will contribute most to performance. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and

SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI Emerging Markets Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 34.42% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.23% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.11%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	76.70%	14.29%	7.96%	N/A	N/A
Class 2 Shares	76.55%	14.10%	N/A	15.74%	N/A
Class 3 Shares	76.05%	13.98%	N/A	N/A	20.66%
MSCI Emerging
Markets Index	79.02%	15.88%	10.09%	17.77%	23.15%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Daniel Graña	2003	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio

Investment Goal

The Portfolio’s investment goal is long term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.78%	0.78%	0.78%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.25%	0.25%	0.25%
Total Annual Portfolio Operating Expenses	1.03%	1.18%	1.28%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$105	$328	$569	$1,259
Class 2 Shares	$120	$375	$649	$1,432
Class 3 Shares	$130	$406	$702	$1,545

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.

In selecting securities to buy or sell for the Portfolio, the portfolio managers use an investment process that uses multi-factor quantitative models to rank more than 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models:  The Portfolio uses both “top down” and “bottom up” quantitative models.

•	The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.
•	The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. More than a hundred company-specific factors are analyzed in constructing the “bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models may be used for each of the different market capitalization segments. These models incorporate both macro-economic variables and seasonal effects to attempt to predict the performance of the company specific factors.

Portfolio Construction:  The Portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Portfolio aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

In addition to quantitative research, the Portfolio’s managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio’s assets in any one company. The subadviser may engage in frequent and active trading of portfolio securities.

SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 3000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, OppenheimerFunds, Inc. assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser. Also, effective May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.60% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 5.91%.

SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	32.03%	-0.12%	1.12%	N/A	N/A
Class 2 Shares	31.82%	-0.28%	N/A	0.92%	N/A
Class 3 Shares	31.86%	-0.37%	N/A	N/A	5.54%
Russell 3000® Index	28.34%	0.76%	-0.20%	1.73%	7.12%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by OppenheimerFunds, Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Manind Govil, CFA	2009	Senior Vice President and Portfolio Manager
Anthony W. Gennaro, Jr., CPA, CFA	2009	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 2	Class 3

Management Fees	0.84%	0.84%
Service (12b-1) Fees	0.15%	0.25%
Other Expenses	0.09%	0.09%
Total Annual Portfolio Operating Expenses	1.08%	1.18%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 2 Shares	$110	$343	$595	$1,317
Class 3 Shares	$120	$375	$649	$1,432

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. The Portfolio invests in companies across all market capitalization ranges, including mid- and small-cap companies. When choosing equity investments for the Portfolio, the subadviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

The Portfolio may invest up to 25% of its assets in emerging markets securities and in foreign debt securities. Depending upon current market conditions, the Portfolio may invest in debt securities of countries and governments located anywhere in the world. The Portfolio’s foreign investments may include depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Country, Sector or Industry Focus Risk.  To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Depositary Receipts Risk.  Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 2 Shares)

During the period shown in the bar chart, the highest return for a quarter was 21.51% (quarter ended June 30, 2009) and the lowest return for a quarter was -19.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was -0.88%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since	Since
			Inception	Inception
	1	5	Class 2	Class 3
	Year	Years	(8/1/02)	(9/30/02)

Class 2 Shares	30.10%	4.17%	8.83%	N/A
Class 3 Shares	29.96%	4.07%	N/A	10.20%
MSCI EAFE Index	31.78%	3.54%	9.31%	10.85%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Templeton Investment Counsel, LLC.

SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Antonio T. Docal	2001	Senior Vice President and Portfolio Manager
Tina Sadler	2007	Vice President and Portfolio Manager
Gary P. Motyl	2005	Chief Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.11%	0.11%	0.11%
Total Annual Portfolio Operating Expenses	0.96%	1.11%	1.21%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$98	$306	$531	$1,178
Class 2 Shares	$113	$353	$612	$1,352
Class 3 Shares	$123	$384	$665	$1,466

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 151% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.

The Portfolio invests principally in equity securities of large-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Portfolio may also invest, to a limited extent, in equity securities of medium capitalization companies. The subadviser may engage in frequent and active trading of portfolio securities.

The management team distinctly differentiates its investment process through the following five main tenets: 1. Research designed to “Surround the Company” — The team employs a rigorous bottom-up research process to identify solid investments. 2. Research companies across the market cap spectrum to develop unique fundamental insights — The investment team manages large capitalization, mid cap, and small- to-mid cap strategies. 3. Analysis of current balance sheet to understand future earnings — Financial analysis focuses equally on a company’s income statement and its balance sheet. 4. Disciplined management of valuation targets — The team establishes near-term and long-term price targets for each holding in the portfolio. 5. Construct portfolios to balance return vs. risk — The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.

The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Sector Risk.  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Growth Stock Risk.  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Depositary Receipts Risk.  Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Wells Capital Management Incorporated assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Putnam Investment Management, LLC served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 15.64% (quarter ended September 30, 2009) and the lowest return for a quarter was -26.05% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	35.91%	-0.63%	-5.35%	N/A	N/A
Class 2 Shares	35.83%	-0.77%	N/A	-2.01%	N/A
Class 3 Shares	35.71%	-0.86%	N/A	N/A	3.51%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%	0.41%	6.72%

SunAmerica Series Trust

Portfolio Summary: Fundamental Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Thomas J. Pence	2007	Managing Director and Senior Portfolio Manager
Michael C. Harris	2007	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high total return, emphasizing current income and, to a lesser extent, capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.65%	0.65%	0.65%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.06%	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.71%	0.86%	0.96%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$73	$227	$395	$883
Class 2 Shares	$88	$274	$477	$1,061
Class 3 Shares	$98	$306	$531	$1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in high quality fixed income securities of U.S. and foreign issuers. Fixed income securities in which the Portfolio may invest include U.S. and non-U.S. government securities, investment grade corporate bonds and mortgage- and asset-backed securities.

The Portfolio also may invest in derivatives such as futures and options, swap agreements (including mortgage, currency, credit, interest rate, total return and inflation swaps); hybrid instruments, forward commitments; inverse floaters; short-term investments, pass through securities and deferred interest bonds. The Portfolio may concentrate its investments in assets in a particular industry.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets

SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

are generally more volatile than the markets of developed countries.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Non-Diversification Risk.  The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small

SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Hedging Foreign Currency Trading Risk.  The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Country Focus Risk.  To the extent the Portfolio invests a significant portion of its assets in one or only a few countries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single country or those few countries than if the Portfolio always maintained wide diversity among countries in which it invests. For example, banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in a particular country may be very sensitive to interest rate changes throughout the world.

Illiquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically. Portfolios that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions.

Concentration Risk.  The Portfolio may concentrate its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the J.P. Morgan Global Government Bond Index (un-hedged). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.01% (quarter ended March 31, 2008) and the lowest return for a quarter was -6.57% (quarter ended June 30, 2008). The year to date calendar return as of March 31, 2010 was -0.49%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	7.50%	6.57%	6.05%	N/A	N/A
Class 2 Shares	7.30%	6.39%	N/A	5.53%	N/A
Class 3 Shares	7.23%	6.29%	N/A	N/A	5.57%
J.P. Morgan Global Government Bond Index (un-hedged)	1.90%	4.60%	6.70%	8.23%	7.15%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Goldman Sachs Asset Management International.

SunAmerica Series Trust

Portfolio Summary: Global Bond Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Andrew F. Wilson	1995	Managing Director, Co-Head US and Global Fixed Income and Co-Head of GSAM EMEA
Ian Lindsay	2001	Managing Director, Co-Head Global Lead Portfolio Management

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.17%	0.17%	0.17%
Total Annual Portfolio Operating Expenses	1.02%	1.17%	1.27%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$104	$325	$563	$1,248
Class 2 Shares	$119	$372	$644	$1,420
Class 3 Shares	$129	$403	$697	$1,534

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in equity securities. The Portfolio may invest in equity securities of companies in any market capitalization range. The Portfolio will invest significantly in foreign securities, including securities of issuers located in emerging markets.

In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe on the basis of value and growth factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Securities held in the Portfolio that have become over-valued and/or whose growth signals have deteriorated materially may be sold. Securities that are sold are generally replaced with the most attractive securities, on the basis of our disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

SunAmerica Series Trust

Portfolio Summary: Global Equities Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, Alliance Capital Management, L.P. served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 19.52% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.38% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.47%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	29.45%	3.27%	-1.91%	N/A	N/A
Class 2 Shares	29.22%	3.13%	N/A	1.93%	N/A
Class 3 Shares	29.04%	3.01%	N/A	N/A	7.76%
MSCI World Index	29.99%	2.01%	-0.24%	3.05%	8.57%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised J.P. Morgan Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Sandeep Bhargava	2005	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.64%	0.64%	0.64%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.07%	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.71%	0.86%	0.96%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$73	$227	$395	$883
Class 2 Shares	$88	$274	$477	$1,061
Class 3 Shares	$98	$306	$531	$1,178

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in securities (principally large-cap and mid-cap common stocks) that demonstrate the potential for appreciation and/or dividends. The Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment approach is bottom-up, research-driven and long-term in nature. The subadviser focuses on stocks that offer a combination of strong relative earnings growth and attractive valuation and generally tries to focus on companies that offer good potential for organic growth, rather than simply growth derived from a strengthening economy. In constructing the portfolio, the subadviser tries to offer better growth potential than the S&P 500® Index, but with similar valuation.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

SunAmerica Series Trust

Portfolio Summary: Growth-Income Portfolio

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 13.72% (quarter ended September 30, 2009) and the lowest return for a quarter was -22.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.92%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	28.19%	-1.30%	-2.23%	N/A	N/A
Class 2 Shares	28.05%	-1.44%	N/A	-0.49%	N/A
Class 3 Shares	27.92%	-1.55%	N/A	N/A	3.92%
S&P 500® Index	26.46%	0.42%	-0.95%	1.06%	6.51%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

William D. Baird	2008	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Growth Opportunities Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.15%	0.15%	0.16%
Total Annual Portfolio Operating Expenses	0.90%	1.05%	1.16%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$92	$287	$498	$1,108
Class 2 Shares	$107	$334	$579	$1,283
Class 3 Shares	$118	$368	$638	$1,409

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 261% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing in equity securities that demonstrate the potential for capital appreciation, issued generally by small-cap companies. The Portfolio may invest in common stocks and other equity securities. The Portfolio also may invest in foreign securities, including securities of issuers located in emerging markets (up to 25% of net assets). The Portfolio may invest up to 10% of its total assets in real estate investment trusts (REITs).

The subadviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The subadviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market’s valuation of those factors. Therefore, in selecting securities for investment, the subadviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The subadviser generally sells securities of a company when it believes the company’s growth potential, and/or the sustainability of that growth, flattens or declines. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Small Companies Risk.  Securities of small companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

SunAmerica Series Trust

Portfolio Summary: Growth Opportunities Portfolio

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Real Estate Industry Risk.  Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective November 1, 2005, Morgan Stanley Investment Management Inc. assumed subadvisory duties of the Portfolio. Prior to November 1, 2005, SunAmerica Asset Management Corp. managed the Portfolio.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended December 31, 2001) and the lowest return for a quarter was -25.14% (quarter ended March 31, 2001). The year to date calendar return as of March 31, 2010 was 7.50%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since	Since	Since
			Inception	Inception	Inception
	1	5	Class 1	Class 2	Class 3
	Year	Years	(7/5/00)	(7/9/01)	(9/30/02)

Class 1 Shares	18.39%	2.40%	-5.65%	N/A	N/A
Class 2 Shares	17.95%	2.23%	N/A	-1.31%	N/A
Class 3 Shares	17.86%	2.13%	N/A	N/A	7.45%
Russell 2000® Growth Index	34.47%	0.87%	-1.44%	2.28%	9.31%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Morgan Stanley Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Matthew Hart	2005	Executive Director and Portfolio Manager
Justin Speer	2008	Senior Associate and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high current income and, secondarily, capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.64%	0.64%	0.64%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.74%	0.89%	0.99%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$76	$237	$411	$918
Class 2 Shares	$91	$284	$493	$1,096
Class 3 Shares	$101	$315	$547	$1,213

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.

In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay-in-kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically

SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio

issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Merrill Lynch High Yield Master II Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 17.81% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.09% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.87%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	41.82%	4.03%	4.41%	N/A	N/A
Class 2 Shares	41.70%	3.89%	N/A	6.27%	N/A
Class 3 Shares	41.92%	3.80%	N/A	N/A	9.75%
Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%	7.92%	10.53%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by PineBridge Investments, LLC.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Bryan Petermann	2001	Managing Director and Head of High Yield
John Yovanovic, CFA	2001	Managing Director and Head of High Yield Portfolio Management
Tim Lindvall, CFA	2002	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.84%	0.84%	0.84%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.97%	1.12%	1.22%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$99	$309	$536	$1,190
Class 2 Shares	$114	$356	$617	$1,363
Class 3 Shares	$124	$387	$670	$1,477

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio’s net assets may be invested in securities of issuers located in emerging markets.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. For example, the Portfolio may engage in forward foreign currency transactions for hedging purposes or to enhance return. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Non-Hedging Foreign Currency Trading Risk.  The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 26.03% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.49% (quarter ended September 30, 2002). The year to date calendar return as of March 31, 2010 was 0.23%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	29.25%	4.86%	-1.45%	N/A	N/A
Class 2 Shares	29.06%	4.70%	N/A	2.79%	N/A
Class 3 Shares	28.77%	4.58%	N/A	N/A	9.17%
MSCI EAFE® Index	31.78%	3.54%	1.17%	5.61%	10.85%

SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Morgan Stanley Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Ann Thivierge	1994	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.93%	0.93%	0.93%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.12%	0.12%	0.12%
Total Annual Portfolio Operating Expenses	1.05%	1.20%	1.30%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$107	$334	$579	$1,283
Class 2 Shares	$122	$381	$660	$1,455
Class 3 Shares	$132	$412	$713	$1,568

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and that the subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks and will also invest in mid-cap foreign stocks. A portion of the Portfolio’s foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market. The subadviser may engage in frequent and active trading of portfolio securities.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market”

SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P BMI Developed ex-US Large Midcap Value Index (formerly, S&P/Citigroup World ex-US Value Primary Markets Index). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 24.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.70% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 1.01%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	27.73%	1.47%	1.03%	N/A	N/A
Class 2 Shares	27.65%	1.31%	N/A	3.35%	N/A
Class 3 Shares	27.55%	1.21%	N/A	N/A	8.38%
S&P BMI Developed Ex-US Large Midcap Value Index	33.96%	4.98%	4.18%	7.44%	12.65%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Darren Jaroch	1999	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Marsico Focused Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.13%	0.13%	0.13%
Total Annual Portfolio Operating Expenses	0.98%	1.13%	1.23%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$100	$312	$542	$1,201
Class 2 Shares	$115	$359	$622	$1,375
Class 3 Shares	$125	$390	$676	$1,489

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities of companies selected for their long-term growth potential. The Portfolio will generally hold a core position of 20 to 30 common stocks. The Portfolio invests primarily in common stocks of large-cap companies. The Portfolio may invest up to 25% of its assets in foreign securities which may include emerging market securities. In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the subadviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, the subadviser seeks to identify sectors, industries and companies that may benefit from the overall trends the subadviser has observed.

The subadviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, the subadviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

SunAmerica Series Trust

Portfolio Summary: Marsico Focused Growth Portfolio

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes.

Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Non-Diversification Risk.  The Portfolio is organized as a “non-diversified” fund. A non-diversified fund may invest a larger portion of assets in the securities of a single company than a diversified fund. By concentrating in a smaller number of issuers, the Portfolio’s risk is increased because the effect of each security on the Portfolio’s performance is greater.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 15.41% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.54% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 6.12%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since	Since	Since
			Inception	Inception	Inception
			Class 1	Class 2	Class 3
	1 Year	5 Years	(12/29/00)	(7/9/01)	(9/30/02)

Class 1 Shares	30.58%	1.10%	1.80%	N/A	N/A
Class 2 Shares	30.46%	0.97%	N/A	3.18%	N/A
Class 3 Shares	30.34%	0.85%	N/A	N/A	5.22%
Russell 1000® Growth Index	37.21%	1.63%	-1.68%	0.41%	6.72%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Marsico Capital Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Thomas F. Marsico	2000	Chief Investment Officer
A. Douglas Rao	2010	Portfolio Manager and Senior Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio

Investment Goal

The Portfolio’s investment goal is reasonable growth of income and long term growth and appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.70%	0.70%	0.70%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.09%	0.09%	0.09%
Total Annual Portfolio Operating Expenses	0.79%	0.94%	1.04%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$81	$252	$439	$978
Class 2 Shares	$96	$300	$520	$1,155
Class 3 Shares	$106	$331	$574	$1,271

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities. The Portfolio may invest up to 25% of its net assets in foreign securities, including emerging market securities.

In selecting investments for the Portfolio, the subadviser is not constrained to any particular investment style. The subadviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations. With respect to the Portfolio’s investments in debt instruments, the subadviser generally invests substantially all of these investments in investment grade debt instruments.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes.

Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or

SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio

economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended September 30, 2009) and the lowest return for a quarter was -20.15% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.48%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	26.79%	2.91%	0.45%	N/A	N/A
Class 2 Shares	26.50%	2.74%	N/A	2.02%	N/A
Class 3 Shares	26.42%	2.66%	N/A	N/A	6.96%
S&P 500® Index	26.46%	0.42%	-0.95%	1.06%	6.51%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

T. Kevin Beatty	2004	Investment Officer
Nicole Zatlyn	2005	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio

Investment Goal

The Portfolio’s investment goal is reasonable current income, long term capital growth and conservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.64%	0.64%	0.64%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.72%	0.87%	0.97%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$74	$230	$401	$894
Class 2 Shares	$89	$278	$482	$1,073
Class 3 Shares	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities) and at least 25% of its assets in fixed-income senior securities. The Portfolio may invest up to 25% of net assets in fixed-income securities, which may include corporate bonds, U.S. Government securities, mortgage- and asset-backed securities and foreign government securities. The Portfolio may invest in foreign securities.

The subadviser focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations. Generally, substantially all of the Portfolio’s investments in debt instruments are investment grade.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Interest Rate Fluctuations Risk.  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become negative, which may result in a decline in the value of your investment.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Prepayment and Extension Risk.  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting

SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio

in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index and a Blended Index. The Blended Index consists of 35% Barclays Capital U.S. Aggregate Bond Index, 55% S&P 500® Index and 10% Treasury Bills. The returns for Treasury Bills and the Blended Index for the period of inception of the Class 2 shares are from the month end following the date of inception. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 11.60% (quarter ended June 30, 2009) and the lowest return for a quarter was -11.98% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.65%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)

Class 1 Shares	18.46%	2.14%	4.93%	N/A	N/A
Class 2 Shares	18.39%	1.99%	N/A	3.81%	N/A
Class 3 Shares	18.20%	1.88%	N/A	N/A	5.59%
S&P 500® Index	26.46%	0.42%	-0.95%	1.06%	6.51%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%	5.62%	4.81%
Treasury Bills	0.15%	2.72%	2.70%	2.21%	2.26%
Blended Index	16.75%	2.54%	2.26%	2.97%	5.79%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Brooks A. Taylor	2004	Investment Officer
Steven R. Gorham	2003	Investment Officer
Nevin P. Chitkara	2006	Investment Officer
Michael W. Roberge	2003	President, Chief Investment Officer of U.S. Investments, and Co-Director of Global Research
William P. Douglas	2005	Investment Officer
Richard O. Hawkins	2005	Investment Officer
Joshua P. Marston	2008	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.79%	0.79%	0.79%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%
Total Annual Portfolio Operating Expenses	0.89%	1.04%	1.14%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$91	$284	$493	$1,096
Class 2 Shares	$106	$331	$574	$1,271
Class 3 Shares	$116	$362	$628	$1,386

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee

SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at time of purchase.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

On May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended December 31, 2001) and the lowest return for a quarter was -35.89% (quarter ended September 30, 2001). The year to date calendar return as of March 31, 2010 was 6.20%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
				Class 2	Class 3
	1 Year	5 Years	10 Years	(7/9/01)	(9/30/02)

Class 1 Shares	42.43%	-0.04%	-3.50%	N/A	N/A
Class 2 Shares	42.20%	-0.18%	N/A	-3.82%	N/A
Class 3 Shares	42.15%	-0.28%	N/A	N/A	6.90%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%	3.33%	10.22%

SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Timothy Parton	2007	Managing Director of the U.S. Equity Group
Christopher Jones	2007	Managing Director and Chief Investment Officer of the U.S. Equity Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Real Estate Portfolio

Investment Goal

The Portfolio’s investment goal is total return through a combination of growth and income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.78%	0.78%	0.78%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.86%	1.01%	1.11%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$88	$274	$477	$1,061
Class 2 Shares	$103	$322	$558	$1,236
Class 3 Shares	$113	$353	$612	$1,352

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is total return through a combination of growth and income. The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments. The Portfolio invests primarily in mid-cap and small-cap stocks, preferred stocks and real estate investments trusts (REITs).

The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidence by a proven track record, significant alignment of interests in business, and intelligent application of capital;
•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and
•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.

The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may

SunAmerica Series Trust

Portfolio Summary: Real Estate Portfolio

decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Real Estate Industry Risk.  The Portfolio is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. The Portfolio also could be subject to the risks of direct ownership as a result of a default on a debt security it may own. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio’s investments are, and likely will continue to be, interests in REITs.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Morgan Stanley REIT Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 30.87% (quarter ended September 30, 2009) and the lowest return for a quarter was -39.62% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 8.31%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
				Class 2	Class 3
	1 Year	5 Years	10 Years	(7/9/01)	(9/30/02)

Class 1 Shares	29.82%	-1.01%	9.42%	N/A	N/A
Class 2 Shares	29.48%	-1.17%	N/A	7.65%	N/A
Class 3 Shares	29.57%	-1.25%	N/A	N/A	8.22%
Morgan Stanley REIT Index	28.61%	0.23%	10.43%	8.21%	8.62%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Andrew A. Davis	2000	Portfolio Manager
Chandler Spears	2002	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Small & Mid Cap Value Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 2	Class 3

Management Fees	0.94%	0.94%
Service (12b-1) Fees	0.15%	0.25%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	1.16%	1.26%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 2 Shares	$118	$368	$638	$1,409
Class 3 Shares	$128	$400	$692	$1,523

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.

The subadviser uses proprietary quantitative research tools that balance valuation against quality factors to identify the most attractive stocks in the small and mid capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock’s expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.

The Portfolio may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be

SunAmerica Series Trust

Portfolio Summary: Small & Mid Cap Value Portfolio

affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2500® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 2 Shares)

During the period shown in the bar chart, the highest return for a quarter was 24.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.11% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 12.96%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since	Since
			Inception	Inception
			Class 2	Class 3
	1 Year	5 Years	(8/1/02)	(9/30/02)

Class 2 Shares	42.19%	2.45%	8.64%	N/A
Class 3 Shares	42.15%	2.36%	N/A	9.96%
Russell 2500® Value Index	27.68%	0.84%	8.31%	9.54%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

James MacGregor	2005	Chief Investment Officer for Small & Mid Cap Value Equities
Joseph Gerard Paul	2002	Co-Chief Investment Officer - U.S. Large Cap Value Equities and Chief Investment office - North American Value Equities
Andrew Weiner	2005	Director of Research for Small Cap Value Equities

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Small Company Value Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 3

Management Fees	1.00%	1.00%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.11%	0.11%
Total Annual Portfolio Operating Expenses	1.11%	1.36%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$113	$353	$612	$1,352
Class 3 Shares	$138	$431	$745	$1,635

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottom-up stock selection process and the subadviser invests in securities without regard to benchmark comparisons.

The Portfolio may also invest in foreign securities (up to 15% of net assets).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

SunAmerica Series Trust

Portfolio Summary: Small Company Value Portfolio

Small Sized Companies Risk.  Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective August 28, 2002, Franklin Advisory Services, LLC assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 24.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -28.31% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 9.67%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since
				Inception
				Class 3
	1 Year	5 Years	10 Years	(9/12/05)

Class 1 Shares	31.99%	1.44%	7.14%	N/A
Class 3 Shares	31.73%	N/A	N/A	-0.99%
Russell 2000® Value Index	20.58%	-0.01%	8.27%	-1.39%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Franklin Advisory Services, LLC.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

William J. Lippman	2002	President and Portfolio Manager
Bruce Baughman, CPA	2002	Senior Vice President and Portfolio Manager
Margaret McGee	2005	Vice President and Portfolio Manager
Y. Dogan Sahin	2007	Portfolio Manager
Don Taylor	2002	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Technology Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	1.00%	1.00%	1.00%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.26%	0.26%	0.26%
Total Annual Portfolio Operating Expenses	1.26%	1.41%	1.51%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$128	$400	$692	$1,523
Class 2 Shares	$144	$446	$771	$1,691
Class 3 Shares	$154	$477	$824	$1,802

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 233% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small-and mid-cap companies.

The companies in which the Portfolio invests include those that the subadviser expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products, processes or services. The Portfolio may invest in companies operating in any industry, including but not limited to the biotechnology, cable and network broadcasting, information technology, communications, computer hardware, computer services and software, consumer electronics, defense, medical technology, environmental, health care, pharmaceutical, semiconductor, and technology services industries, including the internet. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

The Portfolio may also invest in foreign securities, including the securities of issuers located in emerging markets, as well as securities denominated in currencies other than the U.S. dollar, depositary receipts, convertible securities, preferred stock, rights, warrants and investment grade or comparable quality debt securities. The Fund may also invest in derivatives, including options, futures, forwards, swap contracts and other derivative instruments. The Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The subadviser seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The subadviser uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the subadviser uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology and technology-related sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the subadviser looks for companies that it believes display one or more of the following:

•	Above-average growth prospects;
•	High profit margins;

SunAmerica Series Trust

Portfolio Summary: Technology Portfolio

•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);
•	Quality management and equity ownership by executives;
•	Unique competitive advantages (e.g., market share, proprietary products); or
•	Potential for improvement in overall operations.

In evaluating whether to sell a security, the subadviser considers, among other factors, whether:

•	The subadviser believes its target price has been reached;
•	Its earnings are disappointing;
•	Its revenue growth has slowed;
•	Its underlying fundamentals have deteriorated;
•	If the subadviser believes that negative country or regional factors may affect a company’s outlook; or
•	to meet cash requirements.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest primarily in technology companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that

SunAmerica Series Trust

Portfolio Summary: Technology Portfolio

changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI World Information Technology (price) Index, Merrill Lynch Technology Index and Nasdaq Composite Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Columbia Management Advisors assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. served as subadviser.

(Class 1 Shares)

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended December 31, 2001) and the lowest return for a quarter was -45.25% (quarter ended March 31, 2001). The year to date calendar return as of March 31, 2010 was 4.20%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since	Since	Since
			Inception	Inception	Inception
	1	5	Class 1	Class 2	Class 3
	Year	Years	(7/5/00)	(7/9/01)	(9/30/02)

Class 1 Shares	50.63%	-1.98%	-14.04%	N/A	N/A
Class 2 Shares	50.64%	-2.15%	N/A	-6.19%	N/A
Class 3 Shares	50.32%	-2.24%	N/A	N/A	5.97%
MSCI World Information Technology (price) Index	50.88%	1.67%	-8.68%	-0.20%	9.68%
Merrill Lynch Technology Index	67.64%	2.84%	-6.98%	1.36%	14.37%
Nasdaq Composite Index	45.36%	1.70%	-4.84%	2.04%	10.35%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. Prior to May 1, 2010, Columbia Management Advisors, LLC served as subadviser to the Portfolio (the “Previous Subadviser”). Bank of America, N.A. expects to sell the long-term asset management business of the Previous Subadviser to Ameriprise Financial, Inc. on or about May 1, 2010. Upon such sale, Columbia Management Investment Advisers, LLC (“CMIA”) (formerly, RiverSource Investments, LLC), a wholly-owned subsidiary of Ameriprise Financial, Inc., will become subadviser of the Portfolio.

Portfolio Manager – Previous Subadviser

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Wayne Collette, CFA	2007	Senior Portfolio Manager and Managing Director

Portfolio Managers – CMIA

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Richard M. Parower	2010	Portfolio Manager
Paul H. Wick	2010	Co-Portfolio Manager
Reema D. Shah	2010	Co-Portfolio Manager
Ajay Diwan	2010	Co-Portfolio Manager
Benjamin Lu	2010	Co-Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Summary: Telecom Utility Portfolio

Investment Goal

The Portfolio’s investment goal is total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.75%	0.75%	0.75%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.31%	0.31%	0.31%
Total Annual Portfolio Operating Expenses	1.06%	1.21%	1.31%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$108	$337	$585	$1,294
Class 2 Shares	$123	$384	$665	$1,466
Class 3 Shares	$133	$415	$718	$1,579

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in securities of utility companies. The subadviser considers a company to be a utilities company if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Utility companies may include companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Portfolio intends, under normal circumstances, to invest in both telecommunications companies and other utility companies.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

The Portfolio primarily invests in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities), but may also invest in debt instruments, including corporate bonds and mortgage-backed and asset-backed securities. With respect to its investments in debt instruments, the Portfolio invests primarily in investment grade debt instruments, but may also invest in lower-quality debt instruments (commonly referred to as “junk bonds”). The Portfolio may invest in companies of any size. The Portfolio may also invest in foreign securities, including securities of issuers located in emerging markets.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and/or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the

SunAmerica Series Trust

Portfolio Summary: Telecom Utility Portfolio

Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Utility and Telecommunications Industry Risk.  Issuers in the utilities sector are subject to many risks, including the following: increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.

Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.

Securities of companies in the same or related industries can react similarly to market, economic, political or regulatory conditions and developments. As a result, the Portfolio’s performance could be more volatile than performance of more broadly-diversified funds.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

SunAmerica Series Trust

Portfolio Summary: Telecom Utility Portfolio

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk.  A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index, S&P Utility Index and S&P Telecommunication Services Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, Massachusetts Financial Services Company assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Investment Management of Pennsylvania served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.98% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was -0.31%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(11/11/02)

Class 1 Shares	32.06%	6.11%	1.11%	N/A	N/A
Class 2 Shares	31.88%	5.95%	N/A	2.84%	N/A
Class 3 Shares	31.79%	5.86%	N/A	N/A	9.56%
S&P 500® Index	26.46%	0.42%	-0.95%	1.06%	5.51%
S&P Utility Index	11.94%	6.03%	4.86%	1.51%	12.41%
S&P Telecommunication Services Index	8.94%	1.85%	-6.72%	-2.18%	5.40%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Maura A. Shaughnessy	2007	Investment Officer
Robert D. Persons	2007	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Portfolio Highlights: Total Return Bond Portfolio

Investment Goal

The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3

Management Fees	0.60%	0.60%	0.60%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.08%	0.08%	0.08%
Total Annual Portfolio Operating Expenses	0.68%	0.83%	0.93%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$69	$218	$379	$847
Class 2 Shares	$85	$265	$460	$1,025
Class 3 Shares	$95	$296	$515	$1,143

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 177% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed-income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Bonds, for purposes of satisfying the 80% investment requirement, include:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swaps agreements that have economic characteristics similar to the bonds mentioned above.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investor Services, or equivalently rated by Standard & Poor’s or Fitch Research, or, if unrated, determined by the subadviser to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The

SunAmerica Series Trust

Portfolio Highlights: Total Return Bond Portfolio

Portfolio may also invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The portfolio may invest up to 33 1/3% in short sales. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit rating typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency

SunAmerica Series Trust

Portfolio Highlights: Total Return Bond Portfolio

exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk.  The Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Prepayment and Extension Risk.  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

SunAmerica Series Trust

Portfolio Highlights: Total Return Bond Portfolio

Effective May 1, 2008, Pacific Investment Management Company LLC (“PIMCO”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2008, Morgan Stanley Investment Management Inc. served as subadviser.

Performance for periods prior to May 1, 2008 reflects results when the Portfolio was managed as a global high-yield bond portfolio. The Portfolio may not achieve its investment goal and its performance may be impacted accordingly during this transition period.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.64% (quarter ended June 30, 2003) and the lowest return for a quarter was -6.72% (quarter ended September 30, 2001). The year to date calendar return as of March 31, 2010 was 2.02%.

Average Annual Total Returns (For the periods ended December 31, 2009)

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(11/11/02)

Class 1 Shares	11.65%	7.81%	6.50%	N/A	N/A
Class 2 Shares	11.41%	7.63%	N/A	8.25%	N/A
Class 3 Shares	11.36%	7.52%	N/A	N/A	10.69%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%	5.62%	4.87%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised PIMCO.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Chris P. Dialynas	2008	Managing Director, Portfolio Manager and senior member of the investment strategy group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 78.

SunAmerica Series Trust

Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums

Tax Information

The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

SunAmerica Series Trust

Additional Information About The Portfolios

In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summary, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio’s investment strategy that requires 80% of its net assets to be invested in certain securities.

Aggressive Growth Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings (“IPOs”). Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Securities Selection Risk

Alliance Growth Portfolio.  The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Balanced Portfolio.  The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Counterparty Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk

Blue Chip Growth Portfolio.  The Portfolio may invest in options and futures, and small- and mid-cap stocks; and may make short-term investments (up to 20% of assets). Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Emerging Markets Risk
•	Hedging Risk
•	Market Risk
•	Small and Medium Sized Companies Risk

Capital Growth Portfolio.  The Portfolio may invest in hybrid instruments (up to 15% of net assets), including structured securities and SPDRs (in the case of SPDRs, up to 10% of assets). The Portfolio may also invest in convertible securities, warrant and rights, options and futures; forward commitments; when-issued and delayed delivery transactions; repurchase agreements; fixed income securities; and custodial receipts and trust certificates. The Portfolio may engage in currency transactions and in short sales “against the box” (up to 25% of the Portfolio’s assets). Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Short Sales Risk

Cash Management Portfolio.  The Portfolio also may invest in municipal obligations, extendible commercial notes, funding agreements, and other high-quality short-term obligations. The Portfolio may invest in U.S. dollar denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Foreign Investment Risk
•	Market Risk

Corporate Bond Portfolio.  The Portfolio also may invest in derivatives, including options and futures (up to 10% of assets), illiquid securities (up to 15% of assets), and hybrid instruments; may engage in currency transactions; and may invest in credit swaps, total return swaps and interest-rate swaps, caps, floors, collars, pass-through and convertible securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Convertible Securities Risk

SunAmerica Series Trust

Additional Information About The Portfolios

•	Currency Volatility Risk
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Small- and Medium-Sized Companies Risk

Davis Venture Value Portfolio.  The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Financial Institutions Sector Risk
•	Headline Risk
•	Market Risk
•	Medium Sized Companies Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk

“Dogs” of Wall Street Portfolio.  The quarterly selection of the thirty stocks that meet the Portfolio’s criteria will take place no later than 15 days after the end of each quarter. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock’s respective percentage of the Portfolio’s assets. The Portfolio may make short-term and defensive investments and engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Large Cap Companies Risk
•	Market Risk

Emerging Markets Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk

Equity Opportunities Portfolio.  The Portfolio may make short-term and defensive investments, and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk

Foreign Value Portfolio.  The Portfolio also may invest in fixed-income securities of both U.S. and foreign corporate and government issuers; unlisted foreign securities (up to 15% of its assets), and make short-term investments. The Portfolio may invest in illiquid securities (up to 15% of its assets) and securities with a limited trading market (up to 10% of its assets). The Portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Additional risks that the Portfolio may be subject to are as follows:

•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Risk of Investing in Bonds
•	Securities Selection Risk
•	U.S. Government Obligations Risk

Fundamental Growth Portfolio.  The Portfolio may also invest in real estate investment trusts (REITs), registered investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), commingled funds and cash instruments maturing in one year or less, illiquid securities (up to 15%), small-cap stocks, and IPOs. Additional risks that the portfolio may be subject are as follows:

•	Derivatives Risk
•	Real Estate Industry Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Small Companies Risk

Global Bond Portfolio.  The Portfolio also invest in zero coupon, deferred interest and pay-in-kind bonds; firm commitments and when issued and delayed-delivery transactions; loan participations and assignments; and interest rate swaps, caps and collars. Additional risks that the Portfolio may be subject to are as follows:

•	Hedging Risk
•	Prepayment and Extension Risk

Global Equities Portfolio.  The Portfolio also may engage in currency transactions, options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Large Cap Companies Risk
•	Market Risk
•	Securities Selection Risk

SunAmerica Series Trust

Additional Information About The Portfolios

•	Small and Medium Sized Companies Risk
•	Value Investing Risk

Growth-Income Portfolio.  The Portfolio also may engage in options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Hedging Risk
•	Market Risk
•	Securities Selection Risk

Growth Opportunities Portfolio.  The Portfolio also may invest in special situations, initial public offerings (IPOs), illiquid securities (up to 15% of its assets), preferred stocks, convertible securities, rights and warrants, mid-cap stocks and derivatives (put and call options on U.S. and non-U.S. exchanges, options and futures, forward commitments and swaps). The Portfolio may also engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Medium Companies Risk
•	Sector Risk
•	Securities Selection Risk
•	Technology Company Risk

High-Yield Bond Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Short Sales Risk

International Diversified Equities Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk

International Growth and Income Portfolio.  The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Currency Volatility Risk
•	Hedging Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Small Sized Companies Risk

Marsico Focused Growth Portfolio.  The Portfolio may invest in convertible securities, warrants, options and futures and initial public offerings (IPOs). The Portfolio may also invest in fixed income securities, primarily U.S. government securities, preferred stocks, junk bonds (up to 5% of net assets), investment-grade securities and zero coupon, deferred interest and pay-in-kind (PIK) bonds. The Portfolio also may invest in forward commitment agreements and when-issued and delayed-delivery transactions. The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	IPO Investing Risk
•	Issuer Risk
•	Market Risk
•	Risk of Investing in Bonds
•	Risk of Investing in Junk Bonds
•	U.S. Government Obligations Risk

MFS® Massachusetts Investors Trust Portfolio.  The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; emerging market securities; roll transactions; and variable and floating rate obligations. The Portfolio also may engage in currency transactions and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk

SunAmerica Series Trust

Additional Information About The Portfolios

•	Currency Volatility Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	Risk of Investing in Bonds
•	Small and Medium Sized Companies Risk
•	U.S. Government Obligations Risk

MFS® Total Return Portfolio.  The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay-in-kind (PIK) bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Currency Volatility Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	Small and Medium Sized Companies Risk

Mid-Cap Growth Portfolio.  The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Real Estate Portfolio.  The Portfolio also may invest in foreign securities, convertible securities, corporate bonds, U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Foreign Investment Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk

Small & Mid Cap Value Portfolio.  The Portfolio also may invest in technology companies, derivatives (put and call options on U.S. and non-U.S. exchanges, futures, forward commitments and swaps), illiquid securities (up to 15% of net assets) and repurchase agreements. The Portfolio may make short-term investments; and engage in currency swaps and forward currency exchange contracts. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk
•	Technology Company Risk

Small Company Value Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; REITs; convertible securities, warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Real Estate Industry Risk
•	Risk of Investing in Bonds
•	Securities Selection Risk
•	Sector Risk
•	U.S. Government Obligations Risk

Technology Portfolio.  The Portfolio may invest in rights; illiquid securities (up to 15% of its assets); initial public offerings (IPOs) and may engage in active trading. Additional risks that the Portfolio may be subject to are as follows:

•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk

Telecom Utility Portfolio.  The Portfolio also may invest in options and futures, real estate investment trusts, hybrid instruments, over-the-counter securities and forward currency exchange contracts. The Portfolio may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	OTC Risk

SunAmerica Series Trust

Additional Information About The Portfolios

•	Prepayment and Extension Risk
•	Real Estate Industry Risk

Total Return Bond Portfolio.  The Portfolio may invest in illiquid securities, equity, initial public offerings (IPOs), other investment companies, forward commitments and when-issued, delayed delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

•	Call Risk
•	Convertible Securities Risk
•	Equity Securities Risk
•	Illiquidity Risk
•	Insurer Risk
•	IPO Investing Risk

SunAmerica Series Trust

Glossary

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

Custodial receipts and trust certificates represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes, a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios’ ability to invest in ETFs is limited by the Investment Company Act of 1940.

Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated

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rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB” or above by S&P or Fitch Ratings (“Fitch”), or “Baa” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign

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securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.

Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Income is interest payments from bonds or dividends from stocks.

Inflation swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.

Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. Except as noted on a Portfolio’s Summary:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the

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Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

“Net assets” takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Qualitative analysis uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply,

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or as public purpose bonds where the 10% private use limitation has been exceeded.

A special situation arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

Risk Terminology

Active Trading Risk – A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Call Risk – The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by a Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Concentration Risk – A Portfolio concentrates its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Convertible Securities Risk – The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security or loan held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Country, Sector or Industry Focus Risk – To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting not single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

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Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. A Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency Volatility Risk – The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

Depositary Receipts Risk – Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Financial Institutions Sector Risk – Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than

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more developed markets; however, such markets can provide higher rates of return to investors.

Foreign Sovereign Debt Risk – Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Headline Risk – Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity Risk – When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non- investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Insurer Risk – A Portfolio may purchase municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of the both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. Certain of the insurance companies that provide insurance for these securities provide insurance for sub-prime securities. Recently, the value of sub-prime securities (securities backed by subprime loans or mortgages) has declined and some may default, increasing a bond insurer’s risk of having to make payments to holders of those securities. In addition, some of these insurers have sold insurance, in the form of credit default swaps, on these same securities. Because of those risks, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk lower valuations and possible loss.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Initial Public Offering Investing Risk – A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

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Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Leverage Risk – A Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leverage risk. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk – A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Diversification Risk – A Portfolio is organized as a “non-diversified” Portfolio. A non-diversified portfolio may invest a larger portion of their assets in the stock of a single company than a diversified fund, and thus they can concentrate in a smaller number of issuers. The Portfolio’s risk is increased because the effect the performance of each security on the Portfolio’s overall performance is greater.

Non-Hedging Foreign Currency Trading Risk – A Portfolio may engage in forward foreign currency transactions for speculative purposes. A Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Over-the-Counter Risk – OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Portfolio may experience difficulty in purchasing or selling these securities at a fair price.

“Passively Managed” Strategy Risk – A Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Prepayment and Extension Risk – Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held

SunAmerica Series Trust

Glossary

by a Portfolio may exhibit price characteristics of longer-term debt securities.

Real Estate Industry Risk – Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Junk Bonds – A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Sector Risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Securities Selection Risk – A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Short Sales Risk – Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Technology Company Risk – There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

Unseasoned Companies Risk – Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal

SunAmerica Series Trust

Glossary

National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Utility and Telecommunications Industry Risk – Securities in the utilities sector are subject to many risks, including increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; reduced demand for service due to the energy conservation or other factors; technological obsolescence of existing plants, equipment or products, the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval for rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and other negative impacts of regulation. Telecommunications companies are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer. Securities of companies in the same or related industries can react similarly to market, economic, political or regulatory conditions and developments. As a result, the Portfolio’s performance could be more volatile than performance of more broadly-diversified funds.

Value Investing Risk – The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

About the Indices

The Barclays Capital U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

The Barclays Capital U.S. High Yield 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least 1 year to maturity.

The J.P. Morgan Global Government Bond Index (un-hedged) is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, United Kingdom, Denmark, Netherlands, United States and France.

The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.

The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

The Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

The Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM measures the performance of

SunAmerica Series Trust

Glossary

companies representative of the market structure of 26 emerging market economies. The MSCI Emerging Markets Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The Morgan Stanley Capital International (MSCI) World Indexsm measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

The Morgan Stanley Capital International (MSCI) World Information Technology (price) Index is a capitalization weighted index that monitors the performance of information technology stocks from around the world.

The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500® Value Index measures the performance of small to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

The S&P BMI Developed Ex-US Large Midcap Value Index (formerly, the S&P/Citigroup World ex-US Value Primary Markets Index) is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

The S&P Telecommunication Services Index (formerly, the S&P Communications Service Index) is comprised of the companies listed in the telecommunications sectors of the S&P 400®, 500®, and 600®.

The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries.

Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

SunAmerica Series Trust

Management

Information about the
Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of January 31, 2010. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2010, each Portfolio paid SAAMCo a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Aggressive Growth Portfolio	0.75%
Alliance Growth Portfolio	0.62%
Balanced Portfolio	0.67%
Blue Chip Growth Portfolio	0.70%
Capital Growth Portfolio	0.89%
Cash Management Portfolio	0.44%
Corporate Bond Portfolio	0.53%
Davis Venture Value Portfolio	0.72%
“Dogs” of Wall Street Portfolio	0.60%
Emerging Markets Portfolio	1.11%
Equity Opportunities Portfolio	0.78%
Foreign Value Portfolio	0.84%
Fundamental Growth Portfolio	0.85%
Global Bond Portfolio	0.65%
Global Equities Portfolio	0.85%
Growth-Income Portfolio	0.64%
Growth Opportunities Portfolio	0.75%
High-Yield Bond Portfolio	0.64%
International Diversified Equities Portfolio	0.84%
International Growth and Income Portfolio	0.93%
Marsico Focused Growth Portfolio	0.85%
MFS Massachusetts Investors Trust Portfolio	0.70%
MFS Total Return Portfolio	0.64%
Mid-Cap Growth Portfolio	0.79%
Real Estate Portfolio	0.78%
Small & Mid Cap Value Portfolio	0.94%
Small Company Value Portfolio	1.00%
Technology Portfolio	1.00%
Telecom Utility Portfolio	0.75%
Total Return Bond Portfolio	0.60%

SAAMCo is voluntarily waiving on an annual basis a portion of its Management Fees for the Portfolios set forth below:

Amount of
Waiver
Capital Growth Portfolio	0.05%
Fundamental Growth Portfolio*	0.05%
International Growth & Income Portfolio	0.05%
Technology Portfolio	0.10%

*	The Management Fee waiver for the Fundamental Growth Portfolio became effective on October 1, 2009. The Management Fee waiver in the table above reflects the current waiver as if it had been in effect for a full fiscal year. For the fiscal year ended January 31, 2010, the Management Fee waiver for the Fundamental Growth Portfolio was 0.02%, which is reflected in the Expense Example below.

Because the waiver of Management Fees is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” set forth in each Portfolio’s Annual Portfolio Operating Expenses table in the Portfolio Summaries. In addition, this additional waived amount will not be taken into account when determining the ability of SAAMCo to recoup any previously waived or reimbursed expenses.

SAAMCo has voluntarily agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement for the following Portfolio classes do not exceed the amounts set forth below:

	Class 1	Class 2	Class 3
Blue Chip Growth Portfolio	0.85%	1.00%	1.10%

SunAmerica Series Trust

Management

These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above, with the exception of the Management Fee waivers, are subject to recoupment by SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and maintain the voluntary expense limitations listed above.

The “Other Expenses” included in the Total Annual Portfolio Operating Expenses in the Portfolio Summaries for the following Portfolios include acquired fund fees and expenses, which were less than 0.01%: Aggressive Growth, Balanced, Equity Opportunities and Growth Opportunities Portfolios. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s allocation of assets to, and the annualized new expenses of, the particular acquired fund.

Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s “Other Expenses” have been reduced. The Other Expenses shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the following Portfolios as of January 31, 2010 would have been as follows:

	Class 1	Class 2	Class 3
Aggressive Growth Portfolio	0.93%	1.08%	1.19%
Alliance Growth Portfolio	0.67%	0.82%	0.92%
Balanced Portfolio*	0.84%	0.99%	1.09%
Blue Chip Growth Portfolio*	0.97%	1.12%	1.22%
Davis Venture Value Portfolio*	0.77%	0.92%	1.02%
Emerging Markets Portfolio	1.24%	1.39%	1.49%
Fundamental Growth Portfolio	0.91%	1.06%	1.16%
Growth-Income Portfolio*	0.71%	0.86%	0.96%
Growth Opportunities Portfolio	0.85%	1.00%	1.11%
International Growth and Income Portfolio	1.04%	1.19%	1.29%
Marsico Focused Growth Portfolio*	0.98%	1.13%	1.23%
MFS Massachusetts Investors Trust Portfolio	0.78%	0.93%	1.03%
MFS Total Return Portfolio	0.71%	0.86%	0.96%
Mid-Cap Growth Portfolio	0.88%	1.03%	1.13%
Real Estate Portfolio	0.85%	1.00%	1.10%
Small & Mid Cap Value Portfolio	N/A	1.14%	1.24%
Telecom Utility Portfolio	1.05%	1.20%	1.30%
* The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

The Expense Example in the Portfolio Summaries do not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts that are shown above. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1	3	5	10
	Year	Year	Year	Year

Aggressive Growth Portfolio
(Class 1 shares)	$95	$296	$515	$1,143
(Class 2 shares)	$110	$343	$595	$1,317
(Class 3 shares)	$121	$378	$654	$1,443

Alliance Growth Portfolio
(Class 1 shares)	$68	$214	$373	$835
(Class 2 shares)	$84	$262	$455	$1,014
(Class 3 shares)	$94	$293	$509	$1,131

Balanced Portfolio**
(Class 1 shares)	$86	$268	$466	$1,037
(Class 2 shares)	$101	$315	$547	$1,213
(Class 3 shares)	$111	$347	$601	$1,329

Blue Chip Growth Portfolio
(Class 1 shares)	$87	$271	$471	$1,049
(Class 2 shares)	$102	$318	$552	$1,225
(Class 3 shares)	$112	$350	$606	$1,340

Capital Growth Portfolio
(Class 1 shares)	$102	$318	$552	$1,225
(Class 2 shares)	$117	$365	$633	$1,398
(Class 3 shares)	$127	$397	$686	$1,511

Davis Venture Value**
(Class 1 shares)	$79	$246	$428	$954
(Class 2 shares)	$94	$293	$509	$1,131
(Class 3 shares)	$104	$325	$563	$1,248

Emerging Markets Portfolio
(Class 1 shares)	$126	$393	$681	$1,500
(Class 2 shares)	$142	$440	$761	$1,669
(Class 3 shares)	$152	$471	$813	$1,779

Fundamental Growth Portfolio
(Class 1 shares)	$91	$284	$493	$1,096
(Class 2 shares)	$106	$331	$574	$1,271
(Class 3 shares)	$116	$362	$628	$1,386

Growth-Income Portfolio**
(Class 1 shares)	$73	$227	$395	$883
(Class 2 shares)	$88	$274	$477	$1,061
(Class 3 shares)	$98	$306	$531	$1,178

Growth Opportunities
(Class 1 shares)	$87	$271	$471	$1,049
(Class 2 shares)	$102	$318	$552	$1,225
(Class 3 shares)	$113	$353	$612	$1,352

International Growth and Income Portfolio
(Class 1 shares)	$101	$315	$547	$1,213
(Class 2 shares)	$116	$362	$628	$1,386
(Class 3 shares)	$126	$393	$681	$1,500

SunAmerica Series Trust

Management

	1	3	5	10
	Year	Year	Year	Year

Marsico Focused Growth Portfolio**
(Class 1 shares)	$100	$312	$542	$1,201
(Class 2 shares)	$115	$359	$622	$1,375
(Class 3 shares)	$125	$390	$676	$1,489

MFS Massachusetts Investors Trust Portfolio
(Class 1 shares)	$80	$249	$433	$966
(Class 2 shares)	$95	$296	$515	$1,143
(Class 3 shares)	$105	$328	$569	$1,259

MFS Total Return Portfolio
(Class 1 shares)	$73	$227	$395	$883
(Class 2 shares)	$88	$274	$477	$1,061
(Class 3 shares)	$98	$306	$531	$1,178
Mid-Cap Growth Portfolio
(Class 1 shares)	$90	$281	$488	$1,084
(Class 2 shares)	$105	$328	$569	$1,259
(Class 3 shares)	$115	$359	$622	$1,375

Real Estate Portfolio
(Class 1 shares)	$87	$271	$471	$1,049
(Class 2 shares)	$102	$318	$552	$1,225
(Class 3 shares)	$112	$350	$606	$1,340

Small & Mid Cap Value Portfolio
(Class 1 shares)	N/A	N/A	N/A	N/A
(Class 2 shares)	$116	$362	$628	$1,386
(Class 3 shares)	$126	$393	$681	$1,500

Technology Portfolio
(Class 1 shares)	$118	$368	$638	$1,409
(Class 2 shares)	$133	$415	$718	$1,579
(Class 3 shares)	$144	$446	$771	$1,691

Telecom Utility Portfolio
(Class 1 shares)	$107	$334	$579	$1,283
(Class 2 shares)	$122	$381	$660	$1,455
(Class 3 shares)	$132	$412	$713	$1,568

** The amount of the voluntary fee waiver and/or expense reimbursements by SAAMCo and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

Information about the Investments Adviser’s Management of Certain Portfolios

SAAMCo is responsible for making the day-to-day investment decisions for the Blue Chip Growth and “Dogs” of Wall Street Portfolios.

The Blue Chip Growth Portfolio is managed by John Massey. Mr. Massey joined SAAMCo in February 2006 and is currently a Senior Vice President and Senior Portfolio Manager. Prior to joining SAAMCo, Mr. Massey was an Associate Director and member of the large cap growth team of Bear Stearns Asset Management from 2001 to 2005, and a Senior Analyst covering the healthcare industry with Standard & Poor’s Corporation from 1998 to 2001.

The “Dogs” of Wall Street Portfolio is managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at FactSet Research Systems. Mr. Voege holds the CFA designation.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.

A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.

AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein does business in certain circumstances, including its role as subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. As of January 31, 2010, AllianceBernstein had approximately $480 billion in assets under management.

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The Alliance Growth Portfolio is managed by Scott Wallace and David F. Randell. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Randell, Senior Vice President of AllianceBernstein and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2007. Prior to joining AllianceBernstein, he was with GTCR Golder Rauner LLC, a leading private equity firm, where he was a principal and member of the Investment Committee. Previously, Mr. Randell spent seven years at Dresdner Kleinwort Wasserstein serving as a Managing Director in the investment banking group, specializing in mergers and acquisitions.

The Growth-Income Portfolio is managed by William D. Baird. Mr. Baird joined AllianceBernstein in 1994 and is currently a Senior Vice President and Portfolio Manager.

The Small & Mid Cap Value Portfolio is managed by AllianceBernstein’s North America Value Investment Policy Group, which is comprised of James MacGregor, Joseph Gerard Paul and Andrew Weiner. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer for Small & Mid Cap Value Equities. Mr. Paul joined AllianceBernstein in 1987 and is currently the Co-Chief Investment Officer — U.S. Large Cap Value Equities and Chief Investment office — North American Value Equities. Mr. Weiner joined AllianceBernstein in 1997 and is currently the Director of Research for Small Cap Value Equities.

BofA Advisors, LLC (BofA Advisors) (formerly Columbia Management Advisors, LLC) is located at 100 Federal Street, Boston, MA 02110. BofA Advisors is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, BofA Advisors acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of January 31, 2010, BofA Advisors had approximately $303.7 billion in assets under management.

Bank of America, N.A. expects to sell the long-term asset management business of Columbia Management Advisors, LLC to Ameriprise Financial, Inc. on or about May 1, 2010 (the “Closing Date”). On the Closing Date, Columbia Management Investment Advisers, LLC (“CMIA”), a wholly-owned subsidiary of Ameriprise Financial, Inc., will become subadviser of the Technology Portfolio. On or shortly after the Closing Date, Columbia Management Advisors, LLC intends to change its name to BofA Advisors, LLC. The BofA Advisors portfolio manager responsible for managing the Technology Portfolio through the Closing Date is Wayne Collette, CFA. Mr. Collette is a senior portfolio manager and a managing director for BofA Advisors. Mr. Collette has been associated with BofA Advisors or its predecessors as an investment professional since 2001. For information on management of the Technology Portfolio following the Closing Date, please see description of CMIA.

Patrick Ford, Dale Albright and Erica McKinley are responsible for the day-to-day management of the Cash Management Portfolio. Mr. Ford, Managing Director, has been associated with BofA Advisors or its predecessors as an investment professional, and has provided service to the Portfolio, since May 2007. Prior to joining BofA Advisors, Mr. Ford was a portfolio manager at BlackRock. Mr. Albright, Director, has been with BofA Advisors or its predecessors as an investment professional since 2008. Prior to joining BofA Advisors, Mr. Albright was a portfolio manager for Morgan Stanley Investment Management from 1990 to 2008. Ms. McKinley, Vice President, has been associated with BofA Advisors or its predecessors as an investment professional since 2000.

BofA Advisors will continue to manage the Cash Management Portfolio following the Closing Date.

Columbia Management Investment Advisers, LLC (CMIA) (formerly, RiverSource Investments, LLC) is located at 100 Federal Street, Boston, MA 02110. CMIA acts as investment manager for individuals, corporations, private investment companies and financial institutions, CMIA is registered as an investment adviser with the SEC and is an indirect, wholly-owned subsidiary of Ameriprise Financial, Inc. As of December 31, 2009, CMIA and its affiliates had approximately $148.8 billion in assets under management.

Bank of America, N.A. expects to sell the long-term asset management business of Columbia Management Advisors, LLC (the “Previous Subadviser”) to Ameriprise Financial, Inc. on or about May 1, 2010 (the “Closing Date”). On the Closing Date, CMIA will become subadviser of the Technology Portfolio. Prior to the Closing Date, the Previous Subadviser was the subadviser of the Portfolio. For information on management of the Technology Portfolio prior to the Closing Date, please see description of BofA Advisors above. The CMIA portfolio managers responsible for managing the Technology Portfolio will be lead by Richard M. Parower, who will be assisted by Paul H. Wick, Reema D. Shah, Ajay Diwan and Benjamin Lu.

Mr. Parower, who joined J. & W. Seligman & Co.  Incorporated (“Seligman”) in April 2000 and CMIA in November 2008, will serve as the lead Portfolio Manager of the Portfolio. Mr. Wick is the head of the Seligman Technology Group since January 1990. Mr. Wick joined Seligman in 1987 and joined CMIA in November 2008. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the

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semiconductor and electronics capital equipment sectors. Ms. Shah joined Seligman in November 2000 and CMIA in November 2008. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors. Mr. Diwan joined Seligman in February 2001 and CMIA in November 2008. Mr. Diwan provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, payment processing industries. Mr. Lu joined Seligman in April 2005 and CMIA in November 2008. Mr. Lu provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

For information on management of the Technology Portfolio prior to the closing of the Transaction, please see description of BofA Advisors.

Davis Selected Advisers, L.P. d/b/a Davis Advisors (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SunAmerica) for the assets of the Portfolios allocated to it. As of January 31, 2010, Davis had approximately $70 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

The Real Estate Portfolio is co-managed by Andrew A. Davis and Chandler Spears. Mr. Davis has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager and Portfolio Manager. Mr. Spears joined Davis in 2000 as a Securities Analyst and is currently a Portfolio Manager.

Federated Investment Management Company (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of January 31, 2010, Federated and affiliated companies had approximately $385 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers: Joseph M. Balestrino, Mark E. Durbiano, Brian S. Ruffner and Christopher J. Smith. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President, Senior Portfolio Manager, Fixed Income Market Strategist and Head of the Domestic High Grade Corporate Bond Group. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President, Senior Portfolio Manager and Head of the Domestic High Yield Group.  Mr. Ruffner joined Federated in 1994 and is currently a Vice President and Senior Investment Analyst. Mr. Smith joined Federated in 1995 and is currently a Vice President and Senior Portfolio Manager. Mr. Balestrino, Mr. Durbiano and Mr. Smith hold the Chartered Financial Analyst designation. Mr. Balestrino serves as a back-up portfolio manager to the Portfolio.

Franklin Advisory Services, LLC (Franklin) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2010, Franklin Templeton Investments managed approximately $548 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, CPA, Margaret McGee, Y. Dogan Sahin, CFA, and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Sahin joined Franklin in 2001 and is currently a portfolio manager. Prior to joining Franklin Advisory Services in 2003, Mr. Sahin was a research analyst in Franklin’s San Mateo, California office where he provided industry specific equity research of specialty retail companies. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

Goldman Sachs Asset Management International (GSAM International) is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD, England. GSAM International is regulated by the Financial Services Authority and has been a registered investment adviser since 1991 and is

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an affiliate of Goldman, Sachs & Co. As of December 31, 2009, Goldman Sachs Asset Management, L.P., including its investment advisory affiliates, one of which is GSAM International, had assets under management of $753.4 billion.

The Global Bond Portfolio is managed by Andrew F. Wilson and Iain Lindsay. Mr. Wilson is currently Managing Director, Co-Head of Global Fixed Income and Liquidity Management, Co-Head of GSAM Europe, Middle East and Africa (EMEA), and a member of the Fixed Income Strategy Group and Country Strategy team. Mr. Wilson joined GSAM International in 1995, as a portfolio manager in Global Fixed Income. Mr. Lindsay is currently Managing Director, Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Previously, Mr. Lindsay was a senior portfolio manager for the global fixed income and currency management team. Mr. Lindsay joined GSAM International in 2001.

J.P. Morgan Investment Management Inc. (JP Morgan) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2009, JP Morgan together with its affiliated companies had approximately $1.2 trillion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan’s Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Global Equities Portfolio is managed by Sandeep Bhargava. Mr. Bhargava, a Managing Director and Portfolio Manager of JP Morgan, joined the firm in 1997 and is a global equity portfolio manager in JP Morgan’s Global Portfolios Group based in London.

The Mid-Cap Growth Portfolio is managed by lead portfolio manager, Timothy Parton, and risk control manager, Christopher Jones. Mr. Parton is a portfolio manager in the U.S. Equity Group and has been an employee since 1986, managing a variety of small and mid cap portfolios. He has managed the U.S. Midcap Growth strategy since November 2001. Mr. Parton is a CFA charterholder. Mr. Jones, Chief Investment Officer of the Growth & Small Cap U.S. Equities Group is an employee since 1982. Mr. Jones has had fund management and analytical responsibilities on the team since 1986. He is a CFA charterholder.

Marsico Capital Management, LLC (Marsico) Marsico, located at 1200 17th Street, Suite 1600, Denver, CO 80202, is an independent, employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability Company and provides investment management services to mutual funds and private accounts. As of January 31, 2010, Marsico had approximately $52.8 billion under management.

The Marsico Focused Growth Portfolio is managed by Thomas F. Marsico and A. Douglas Rao. Mr. Marsico has over 25 years of experience as a securities analyst and a portfolio manager. Mr. Rao, a portfolio manager and senior analyst, joined Marsico in 2005, and has 10 years of experience as a securities analyst.

Massachusetts Financial Services Company (MFS®) is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. Net assets under the management of the MFS organization were approximately $180 billion as of January 31, 2010. MFS® is a registered trademark of Massachusetts Financial Services Company.

The MFS® Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty has been employed in the investment area of MFS since 2002. Ms. Zatlyn has been employed in the investment area of MFS since 2001. Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.

The MFS Total Return Portfolio is managed by an investment team led by Brooks A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, William P. Douglas, Richard O. Hawkins and Joshua P. Marston. Mr. Taylor has been employed in the investment area of MFS since 1996. Mr. Gorham has been employed in the investment area of MFS since 1992. Mr. Chitkara has been employed in the investment area of MFS since 1997. Mr. Roberge has been employed in the investment area of MFS since 1996. Mr. Douglas has been employed in the investment area of MFS since 2004. Mr. Hawkins has been employed in the investment area of MFS since 1988. Mr. Marston has been employed in the investment area of MFS since 1999. The portfolio managers’ primary roles are as follows: Mr. Taylor: Lead/Equity Securities Portfolio Manager; Mr. Gorham: Equity Securities Portfolio Manager; Mr. Chitkara: Equity Securities Portfolio Manager; Mr. Hawkins: Debt Securities Portfolio Manager; Mr. Roberge: Debt Securities Portfolio Manager; Mr. Douglas:

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Management

Mortgage-Backed Debt Securities Portfolio Manager; Mr. Marston: Debt Securities Portfolio Manager.

The Telecom Utility Portfolio is managed by an investment team comprised of Maura A. Shaughnessy and Robert D. Persons. Ms. Shaughnessy has been employed in the investment are of MFS since 1991. Mr. Persons has been employed in the investment area of MFS since 2000. The Portfolio Managers’ primary roles are as follows: Ms. Shaughnessy: Equity Securities Portfolio Manager; Mr. Persons: Debt Securities Portfolio Manager.

Morgan Stanley Investment Management Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2009, MSIM together with its affiliated asset management companies had approximately $395.3 billion in assets under management.

On October 20, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of both Van Kampen Asset Management and certain portions of Morgan Stanley Investment Management Inc. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that subadvises the Growth Opportunities Portfolio. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid-2010. It is anticipated that, upon the approval of the Trust’s Board of Trustees, a new subadvisory agreement will be entered into with Invesco Advisers, Inc. with respect to the Growth Opportunities Portfolio. The MSIM portfolio managers listed below are expected to continue as portfolio managers following the close of the Transaction.

Upon the close of the Transaction, Invesco Advisers, Inc. (“Invesco”) will serve as the subadviser to the Growth Opportunities Portfolio. Invesco also manages other investment portfolios that encompass a broad range of investment objectives. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2009, Invesco Ltd. managed approximately $423.1 billion in assets.

The Growth Opportunities Portfolio is managed by Matthew Hart and Justin Speer. Mr. Hart, Executive Director and Portfolio manager of MSIM and Mr. Speer, Senior Associate and Portfolio Manager of MSIM are responsible for the execution of the overall strategy of the Portfolio. Mr. Hart has worked for the firm since 1997 and joined the investment team in 2000. Mr. Speer has been associated with MSIM in an investment capacity since May 2008. Prior to May 2008, Mr. Speer worked as an equity research analyst at Credit Suisse.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

OppenheimerFunds, Inc. (Oppenheimer) has been an investment adviser since 1960. As of January 31, 2010, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $160 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Manind Govil, CFA, Senior Vice President and Main Street Team Leader, and Anthony W. Gennaro, Jr., CFA, CPA, Vice President, since May 2009. Prior to joining Oppenheimer, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC, and Mr. Genarro was sector manager for media, internet and telecom, and a co-portfolio manager for mid cap portfolios with RS Investment Management Co. LLC. The Capital Growth Portfolio is managed by Mr. Marc Baylin. Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of January 31, 2010, PIMCO had approximately $1,028 billion in assets under management. PIMCO’s address is 840 Newport Center Drive, Newport Beach, CA 92660.

The Total Return Bond Portfolio is managed by Chris P. Dialynas. Mr. Dialynas is a Managing Director in the Newport Beach office, portfolio manager, and a member of PIMCO’s Investment Committee. He has written extensively and lectured on the topic of fixed income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He joined PIMCO in 1980. Mr. Dialynas has thirty-one years of investment experience.

PineBridge Investments LLC (PineBridge) is a Delaware limited liability company and is located at 70 Pine Street, New York, New York 10270. PineBridge is a wholly owned subsidiary of PineBridge Global Investments LLC, which is a wholly owned indirect subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asia-based

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private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard. As of December 31, 2009, PineBridge managed approximately $87.3 billion in assets.

The High-Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. Mr. Petermann is Managing Director, Head of U.S. Public Fixed Income and Head of High Yield Investments for PineBridge. Mr. Petermann joined PineBridge as a research analyst with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in October 2003. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for PineBridge. Mr. Yovanovic joined PineBridge with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for PineBridge. Mr. Lindvall joined PineBridge in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

Putnam Investment Management, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of January 31, 2010, Putnam had approximately $112.67 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Graña. Mr. Graña is a Managing Director and the Portfolio Manager of Putnam Emerging Markets Equity Fund and emerging markets equity institutional portfolios. Mr. Graña joined Putnam in 1999 as an Equity Research Analyst, covering the emerging market, financial, and consumer goods sectors. He was promoted to his current role in 2003. A CFA charterholder, Mr. Graña has been in the investment industry since 1993.

The International Growth and Income Portfolio is managed by Darren A. Jaroch. Mr. Jaroch is a Vice President and Portfolio Manager responsible for all global and international value institutional portfolios. He is also Portfolio Manager of Putnam International Value Fund. A CFA charterholder, Mr. Jaroch joined Putnam as a Quantitative Analyst in 1999 and has been in the investment industry since 1996.

Templeton Investment Counsel, LLC (Templeton) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2010, Franklin Templeton Investments managed approximately $548 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Tina Sadler and Gary P. Motyl. Mr. Docal joined Templeton in 2001 and is currently Senior Vice President, Portfolio Manager. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from 1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Ms. Sadler joined Templeton in 1997 and is currently a Vice President and Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Motyl joined Templeton in 1981 and is currently the Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel LLC. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation.

Wells Capital Management Incorporated (Wells Capital) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2009, Wells Capital managed assets aggregating in excess of $373 billion.

The Aggressive Growth Portfolio is managed by an investment team comprised of Jerome C. Philpott, CFA, Stuart O. Roberts and Lance Marx, CFA. Mr. Philpott is Managing Director and a Senior Portfolio Manager for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team 1991. Mr. Roberts is a Senior Portfolio Manager for Wells Capital Montgomery Growth Equity Team He founded the Montgomery Growth Equity Team 1990. Mr. Marx serves as an Assistant Portfolio Manager and Senior Analyst for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team in 2001. The Montgomery Growth Equity Team was acquired by Wells Capital in 2003.

The Fundamental Growth Portfolio is managed by an investment team led by Thomas J. Pence, CFA and Michael C. Harris, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid, Mid Capitalization, Large Capitalization and Large Capitalization Select growth portfolios. Prior to joining Wells Capital in 2005, Mr. Pence held similar roles with Strong Capital Management from 2000 to 2005. Mr. Pence has

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earned the right to use the CFA designation. Mr. Harris serves as a portfolio manager for the Fundamental Large and Large Select Growth portfolios at Wells Capital. He also serves as a research analyst with primary responsibilities covering the financial and energy sectors. Prior to joining Wells Capital in 2005, Mr. Harris held similar roles with Strong Capital Management from 2000 to 2005. Mr. Harris has earned the right to use the CFA designation.

Information about the Distributor

SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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Account Information

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers all three classes of shares. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service (12b-1) Plan

Class 2 and Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of either Class 2 or Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares. Because these fees are paid out of each Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares.  The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of the Class 2 or Class 3 shares will generally be lower than the

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Account Information

net asset value per share of the Class 1 shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.

Buy and sell prices.  The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 2 and Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests.  The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may

SunAmerica Series Trust

Account Information

impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Dividend Policies and Taxes

Distributions.  Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestments.  The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid. The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends on Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxability of a Portfolio.  Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

SunAmerica Series Trust

Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio share. Class 1, Class 2 and/or Class 3 shares are not offered in all Portfolios. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets	net assets	turnover

Cash Management Portfolio — Class 1
01/31/06	$10.69	$0.32	$—	$0.32	$(0.09)	$—	$(0.09)	$10.92	3.04%	$191,254	0.54%	2.91%	—%
01/31/07	10.92	0.52	(0.01)	0.51	(0.28)	—	(0.28)	11.15	4.71	216,529	0.50	4.63	—
01/31/08	11.15	0.54	(0.06)	0.48	(0.42)	—	(0.42)	11.21	4.35	293,097	0.51	4.81	—
01/31/09	11.21	0.23	(0.13)	0.10	(0.34)	—	(0.34)	10.97	0.94	301,076	0.49	2.03	—
01/31/10	10.97	(0.01)	0.00	(0.01)	(0.27)	—	(0.27)	10.69	(0.05)	184,424	0.51	(0.05)	—

Cash Management Portfolio — Class 2
01/31/06	10.68	0.30	—	0.30	(0.08)	—	(0.08)	10.90	2.80	46,240	0.69	2.75	—
01/31/07	10.90	0.49	—	0.49	(0.26)	—	(0.26)	11.13	4.57	52,721	0.65	4.48	—
01/31/08	11.13	0.52	(0.06)	0.46	(0.40)	—	(0.40)	11.19	4.21	71,673	0.66	4.66	—
01/31/09	11.19	0.21	(0.12)	0.09	(0.33)	—	(0.33)	10.95	0.80	64,643	0.64	1.90	—
01/31/10	10.95	(0.02)	0.00	(0.02)	(0.26)	—	(0.26)	10.67	(0.21)	38,382	0.66	(0.20)	—

Cash Management Portfolio — Class 3
01/31/06	10.66	0.29	—	0.29	(0.07)	—	(0.07)	10.88	2.70	124,629	0.79	2.70	—
01/31/07	10.88	0.48	—	0.48	(0.25)	—	(0.25)	11.11	4.48	184,858	0.75	4.40	—
01/31/08	11.11	0.50	(0.05)	0.45	(0.39)	—	(0.39)	11.17	4.12	295,071	0.77	4.55	—
01/31/09	11.17	0.19	(0.11)	0.08	(0.32)	—	(0.32)	10.93	0.70	403,799	0.74	1.73	—
01/31/10	10.93	(0.03)	0.01	(0.02)	(0.25)	—	(0.25)	10.66	(0.21)	260,422	0.76	(0.31)	—

Corporate Bond Portfolio — Class 1
01/31/06	12.02	0.62	(0.44)	0.18	(0.55)	—	(0.55)	11.65	1.60	280,564	0.62	5.23	44
01/31/07	11.65	0.65	0.02	0.67	(0.53)	—	(0.53)	11.79	5.82	285,098	0.60	5.53	41
01/31/08	11.79	0.65	0.10	0.75	(0.48)	—	(0.48)	12.06	6.46	289,694	0.59	5.42	29
01/31/09	12.06	0.74	(1.56)	(0.82)	(0.52)	—	(0.52)	10.72	(6.55)	222,114	0.59	6.41	59
01/31/10	10.72	0.87	2.33	3.20	(0.77)	—	(0.77)	13.15	30.18	260,596	0.59	7.18	33

Corporate Bond Portfolio — Class 2
01/31/06	12.00	0.60	(0.42)	0.18	(0.54)	—	(0.54)	11.64	1.54	61,250	0.77	5.08	44
01/31/07	11.64	0.63	0.01	0.64	(0.51)	—	(0.51)	11.77	5.58	58,163	0.75	5.38	41
01/31/08	11.77	0.63	0.10	0.73	(0.46)	—	(0.46)	12.04	6.32	58,002	0.74	5.27	29
01/31/09	12.04	0.72	(1.56)	(0.84)	(0.50)	—	(0.50)	10.70	(6.72)	43,905	0.74	6.25	59
01/31/10	10.70	0.85	2.33	3.18	(0.75)	—	(0.75)	13.13	30.06	50,844	0.74	7.03	33

Corporate Bond Portfolio — Class 3
01/31/06	11.99	0.58	(0.43)	0.15	(0.52)	—	(0.52)	11.62	1.35	142,751	0.87	4.96	44
01/31/07	11.62	0.60	0.03	0.63	(0.50)	—	(0.50)	11.75	5.49	267,266	0.85	5.25	41
01/31/08	11.75	0.60	0.12	0.72	(0.45)	—	(0.45)	12.02	6.23	497,661	0.84	5.16	29
01/31/09	12.02	0.71	(1.56)	(0.85)	(0.49)	—	(0.49)	10.68	(6.83)	518,641	0.84	6.23	59
01/31/10	10.68	0.83	2.33	3.16	(0.74)	—	(0.74)	13.10	29.91	679,924	0.84	6.90	33

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income to
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets		net assets		turnover

Global Bond Portfolio — Class 1
01/31/06	$11.74	$0.28	$0.06	$0.34	$(0.38)	$(0.06)	$(0.44)	$11.64	2.98%	$97,472	0.83%		2.40%		164%
01/31/07	11.64	0.30	0.04	0.34	(1.11)	(0.23)	(1.34)	10.64	3.08	85,764	0.82		2.57		44
01/31/08	10.64	0.49	1.32	1.81	(0.06)	(0.05)	(0.11)	12.34	17.15	113,115	0.82	(1)	4.44	(1)	55
01/31/09	12.34	0.31	(0.56)	(0.25)	(0.39)	(0.07)	(0.46)	11.63	(1.77)	93,219	0.77		2.59		89
01/31/10	11.63	0.33	1.10	1.43	(0.43)	(0.30)	(0.73)	12.33	12.29	89,061	0.71		2.69		72

Global Bond Portfolio — Class 2
01/31/06	11.69	0.26	0.06	0.32	(0.37)	(0.06)	(0.43)	11.58	2.76	18,586	0.98		2.25		164
01/31/07	11.58	0.27	0.05	0.32	(1.09)	(0.23)	(1.32)	10.58	2.92	18,246	0.97		2.41		44
01/31/08	10.58	0.48	1.32	1.80	(0.05)	(0.05)	(0.10)	12.28	17.07	22,151	0.97	(1)	4.29	(1)	55
01/31/09	12.28	0.30	(0.57)	(0.27)	(0.38)	(0.07)	(0.45)	11.56	(2.01)	19,305	0.92		2.44		89
01/31/10	11.56	0.31	1.10	1.41	(0.41)	(0.30)	(0.71)	12.26	12.20	18,178	0.86		2.54		72

Global Bond Portfolio — Class 3
01/31/06	11.66	0.25	0.06	0.31	(0.35)	(0.06)	(0.41)	11.56	2.75	29,074	1.08		2.15		164
01/31/07	11.56	0.25	0.05	0.30	(1.08)	(0.23)	(1.31)	10.55	2.74	50,196	1.07		2.30		44
01/31/08	10.55	0.45	1.34	1.79	(0.04)	(0.05)	(0.09)	12.25	17.01	112,182	1.07	(1)	4.18	(1)	55
01/31/09	12.25	0.28	(0.57)	(0.29)	(0.36)	(0.07)	(0.43)	11.53	(2.10)	134,028	1.02		2.34		89
01/31/10	11.53	0.29	1.10	1.39	(0.40)	(0.30)	(0.70)	12.22	12.05	161,802	0.96		2.43		72

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	The ratio is gross of custody credits of 0.01%.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

High-Yield Bond Portfolio — Class 1
01/31/06	$7.30	$0.57	$0.16	$0.73	$(0.77)	$—	$(0.77)	$7.26	10.65%	$242,766	0.74	%(1)	7.75	%(1)	71%
01/31/07	7.26	0.54	0.34	0.88	(0.60)	—	(0.60)	7.54	12.41	231,605	0.69		7.22		60
01/31/08	7.54	0.59	(0.76)	(0.17)	(0.57)	—	(0.57)	6.80	(2.63)	156,636	0.74		7.78		78
01/31/09	6.80	0.63	(2.42)	(1.79)	(0.72)	—	(0.72)	4.29	(27.54)	96,492	0.75		10.37		66
01/31/10	4.29	0.53	1.13	1.66	(0.46)	—	(0.46)	5.49	39.38	123,988	0.74		10.58		112
High-Yield Bond Portfolio — Class 2
01/31/06	7.28	0.56	0.17	0.73	(0.76)	—	(0.76)	7.25	10.65	41,544	0.89	(1)	7.59	(1)	71
01/31/07	7.25	0.53	0.34	0.87	(0.59)	—	(0.59)	7.53	12.28	43,015	0.84		7.07		60
01/31/08	7.53	0.57	(0.75)	(0.18)	(0.56)	—	(0.56)	6.79	(2.78)	30,617	0.89		7.55		78
01/31/09	6.79	0.62	(2.42)	(1.80)	(0.71)	—	(0.71)	4.28	(27.75)	18,835	0.91		10.22		66
01/31/10	4.28	0.52	1.13	1.65	(0.45)	—	(0.45)	5.48	39.25	25,358	0.89		10.40		112
High-Yield Bond Portfolio — Class 3
01/31/06	7.28	0.54	0.17	0.71	(0.75)	—	(0.75)	7.24	10.41	54,144	0.99	(1)	7.48	(1)	71
01/31/07	7.24	0.51	0.35	0.86	(0.58)	—	(0.58)	7.52	12.19	92,275	0.93		6.95		60
01/31/08	7.52	0.54	(0.73)	(0.19)	(0.55)	—	(0.55)	6.78	(2.87)	100,290	0.99		7.44		78
01/31/09	6.78	0.60	(2.40)	(1.80)	(0.70)	—	(0.70)	4.28	(27.71)	89,967	1.01		10.29		66
01/31/10	4.28	0.51	1.13	1.64	(0.45)	—	(0.45)	5.47	38.88	135,691	0.99		10.25		112
Total Return Bond Portfolio — Class 1
01/31/06	7.68	0.52	0.10	0.62	(0.63)	—	(0.63)	7.67	8.49	80,462	0.97		6.69		48
01/31/07	7.67	0.48	0.13	0.61	(0.60)	—	(0.60)	7.68	8.27	74,677	0.97		6.26		42
01/31/08	7.68	0.52	(0.07)	0.45	(0.52)	—	(0.52)	7.61	5.90	66,587	0.97		6.66		33
01/31/09	7.61	0.31	0.07	0.38	(0.27)	—	(0.27)	7.72	5.31	78,982	0.81		4.14		348
01/31/10	7.72	0.28	0.72	1.00	(0.16)	—	(0.16)	8.56	13.05	115,667	0.68		3.45		177
Total Return Bond Portfolio — Class 2
01/31/06	7.65	0.50	0.11	0.61	(0.62)	—	(0.62)	7.64	8.36	8,336	1.12		6.52		48
01/31/07	7.64	0.47	0.13	0.60	(0.59)	—	(0.59)	7.65	8.14	7,918	1.12		6.11		42
01/31/08	7.65	0.51	(0.07)	0.44	(0.51)	—	(0.51)	7.58	5.77	7,507	1.12		6.51		33
01/31/09	7.58	0.29	0.08	0.37	(0.26)	—	(0.26)	7.69	5.16	13,389	0.96		3.89		348
01/31/10	7.69	0.27	0.71	0.98	(0.15)	—	(0.15)	8.52	12.82	24,224	0.83		3.30		177
Total Return Bond Portfolio — Class 3
01/31/06	7.64	0.48	0.12	0.60	(0.61)	—	(0.61)	7.63	8.26	1,622	1.22		6.36		48
01/31/07	7.63	0.45	0.14	0.59	(0.58)	—	(0.58)	7.64	8.05	3,162	1.22		6.02		42
01/31/08	7.64	0.49	(0.07)	0.42	(0.50)	—	(0.50)	7.56	5.55	7,617	1.22		6.50		33
01/31/09	7.56	0.23	0.13	0.36	(0.25)	—	(0.25)	7.67	5.07	134,355	1.03		3.31		348
01/31/10	7.67	0.25	0.73	0.98	(0.15)	—	(0.15)	8.50	12.77	289,484	0.93		3.14		177

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Gross of custody credits of 0.01%.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000’s)	net assets		net assets		turnover

Balanced Portfolio — Class 1
01/31/06	$13.82	$0.31	$0.30	$0.61	$(0.35)	$—	$(0.35)	$14.08	4.55	%(2)	$224,250	0.73	%(1)	2.16	%(1)	227%
01/31/07	14.08	0.36	1.10	1.46	(0.41)	—	(0.41)	15.13	10.46		191,204	0.74		2.50		141
01/31/08	15.13	0.38	(0.26)	0.12	(0.46)	—	(0.46)	14.79	0.61	(4)	152,768	0.78	(1)	2.45	(1)	74
01/31/09	14.79	0.34	(4.20)	(3.86)	(0.48)	—	(0.48)	10.45	(26.36)		86,808	0.80	(1)	2.52	(1)	91
01/31/10	10.45	0.25	2.55	2.80	(0.42)	—	(0.42)	12.83	26.80		93,954	0.84	(1)	2.08	(1)	108

Balanced Portfolio — Class 2
01/31/06	13.80	0.28	0.31	0.59	(0.33)	—	(0.33)	14.06	4.40	(2)	23,725	0.88	(1)	2.01	(1)	227
01/31/07	14.06	0.34	1.10	1.44	(0.39)	—	(0.39)	15.11	10.32		21,819	0.89		2.35		141
01/31/08	15.11	0.36	(0.26)	0.10	(0.44)	—	(0.44)	14.77	0.47	(4)	18,865	0.93	(1)	2.30	(1)	74
01/31/09	14.77	0.32	(4.19)	(3.87)	(0.46)	—	(0.46)	10.44	(26.48)		10,879	0.95	(1)	2.38	(1)	91
01/31/10	10.44	0.23	2.55	2.78	(0.40)	—	(0.40)	12.82	26.63		11,919	0.99	(1)	1.93	(1)	108

Balanced Portfolio — Class 3
01/31/06	13.78	0.27	0.31	0.58	(0.32)	—	(0.32)	14.04	4.31	(2)	12,943	0.98	(1)	1.90	(1)	227
01/31/07	14.04	0.32	1.10	1.42	(0.37)	—	(0.37)	15.09	10.23		16,970	0.99		2.25		141
01/31/08	15.09	0.34	(0.26)	0.08	(0.42)	—	(0.42)	14.75	0.38	(4)	19,232	1.03	(1)	2.19	(1)	74
01/31/09	14.75	0.30	(4.18)	(3.88)	(0.44)	—	(0.44)	10.43	(26.54)		14,287	1.06	(1)	2.28	(1)	91
01/31/10	10.43	0.21	2.54	2.75	(0.38)	—	(0.38)	12.80	26.43		20,834	1.09	(1)	1.80	(1)	108

MFS Total Return Portfolio — Class 1
01/31/06	17.56	0.44	0.50	0.94	(0.39)	(0.85)	(1.24)	17.26	5.74		674,833	0.71	(1)	2.48	(1)	44
01/31/07	17.26	0.50	1.47	1.97	(0.43)	(0.61)	(1.04)	18.19	11.76		660,292	0.71	(1)	2.83	(1)	51
01/31/08	18.19	0.49	(0.35)	0.14	(0.49)	(0.87)	(1.36)	16.97	0.43	(3)	569,694	0.71	(1)	2.65	(1)	58
01/31/09	16.97	0.45	(4.46)	(4.01)	(0.52)	(1.09)	(1.61)	11.35	(24.37)		337,869	0.72	(1)	2.95	(1)	56
01/31/10	11.35	0.37	2.32	2.69	(0.50)	—	(0.50)	13.54	23.76		349,752	0.72	(1)	2.87	(1)	38

MFS Total Return Portfolio — Class 2
01/31/06	17.54	0.41	0.51	0.92	(0.37)	(0.85)	(1.22)	17.24	5.59		140,809	0.86	(1)	2.33	(1)	44
01/31/07	17.24	0.47	1.48	1.95	(0.41)	(0.61)	(1.02)	18.17	11.61		134,921	0.86	(1)	2.68	(1)	51
01/31/08	18.17	0.46	(0.35)	0.11	(0.47)	(0.87)	(1.34)	16.94	0.23	(3)	113,207	0.86	(1)	2.50	(1)	58
01/31/09	16.94	0.43	(4.45)	(4.02)	(0.49)	(1.09)	(1.58)	11.34	(24.45)		62,628	0.87	(1)	2.80	(1)	56
01/31/10	11.34	0.35	2.31	2.66	(0.48)	—	(0.48)	13.52	23.49		61,969	0.87	(1)	2.73	(1)	38

MFS Total Return Portfolio — Class 3
01/31/06	17.52	0.38	0.52	0.90	(0.35)	(0.85)	(1.20)	17.22	5.50		205,505	0.96	(1)	2.22	(1)	44
01/31/07	17.22	0.44	1.48	1.92	(0.39)	(0.61)	(1.00)	18.14	11.46		332,382	0.96	(1)	2.58	(1)	51
01/31/08	18.14	0.43	(0.34)	0.09	(0.45)	(0.87)	(1.32)	16.91	0.12	(3)	434,923	0.96	(1)	2.38	(1)	58
01/31/09	16.91	0.40	(4.42)	(4.02)	(0.48)	(1.09)	(1.57)	11.32	(24.54)		312,173	0.97	(1)	2.71	(1)	56
01/31/10	11.32	0.33	2.32	2.65	(0.47)	—	(0.47)	13.50	23.40		363,791	0.97	(1)	2.60	(1)	38

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Balanced Class 1	0.02%	—%	0.01%	0.01%	0.00%
Balanced Class 2	0.02	—	0.01	0.01	0.00
Balanced Class 3	0.02	—	0.01	0.01	0.00
MFS Total Return Class 1	0.01	0.01	0.01	0.01	0.01
MFS Total Return Class 2	0.01	0.01	0.01	0.01	0.01
MFS Total Return Class 3	0.01	0.01	0.00	0.01	0.01

(2)	The Portfolio’s total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s total return was increased by less than 0.01% from payment by an affiliate.
(4)	The Portfolio’s total return was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Telecom Utility Portfolio — Class 1
01/31/06	$8.65	$0.32	$0.60	$0.92	$(0.39)	$—	$(0.39)	$9.18	10.90%	$43,498	0.91	%(1)(2)	3.54	%(1)(2)	6%
01/31/07	9.18	0.35	1.78	2.13	(0.37)	—	(0.37)	10.94	23.49	50,319	0.90	(1)	3.50	(1)	73
01/31/08	10.94	0.30	0.97	1.27	(0.38)	—	(0.38)	11.83	11.38	46,594	1.02	(1)	2.44	(1)	171
01/31/09	11.83	0.27	(4.25)	(3.98)	(0.28)	—	(0.28)	7.57	(33.75)	22,918	1.03	(1)	2.54	(1)	69
01/31/10	7.57	0.33	1.82	2.15	(0.50)	—	(0.50)	9.22	28.40	23,270	1.06	(1)	3.83	(1)	66

Telecom Utility Portfolio — Class 2
01/31/06	8.64	0.31	0.60	0.91	(0.38)	—	(0.38)	9.17	10.76	4,739	1.06	(1)(2)	3.37	(1)(2)	6
01/31/07	9.17	0.32	1.79	2.11	(0.35)	—	(0.35)	10.93	23.36	6,635	1.05	(1)	3.30	(1)	73
01/31/08	10.93	0.27	0.97	1.24	(0.36)	—	(0.36)	11.81	11.17	6,263	1.18	(1)	2.24	(1)	171
01/31/09	11.81	0.25	(4.24)	(3.99)	(0.26)	—	(0.26)	7.56	(33.88)	3,556	1.18	(1)	2.39	(1)	69
01/31/10	7.56	0.32	1.81	2.13	(0.48)	—	(0.48)	9.21	28.23	3,489	1.21	(1)	3.71	(1)	66

Telecom Utility Portfolio — Class 3
01/31/06	8.63	0.29	0.61	0.90	(0.37)	—	(0.37)	9.16	10.67	278	1.15	(1)(2)	3.24	(1)(2)	6
01/31/07	9.16	0.26	1.83	2.09	(0.34)	—	(0.34)	10.91	23.17	1,510	1.15	(1)	2.80	(1)	73
01/31/08	10.91	0.19	1.04	1.23	(0.35)	—	(0.35)	11.79	11.12	7,659	1.35	(1)	1.65	(1)	171
01/31/09	11.79	0.24	(4.23)	(3.99)	(0.25)	—	(0.25)	7.55	(33.94)	7,674	1.29	(1)	2.40	(1)	69
01/31/10	7.55	0.29	1.83	2.12	(0.47)	—	(0.47)	9.20	28.14	9,595	1.31	(1)	3.37	(1)	66

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Telecom Utility Class 1	0.03%	0.04%	0.02%	0.01%	0.01%
Telecom Utility Class 2	0.03	0.04	0.02	0.01	0.01
Telecom Utility Class 3	0.03	0.04	0.02	0.01	0.01

(2)	Net of custody credits of 0.01%

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Growth-Income Portfolio — Class 1
01/31/06	$23.25	$0.14	$3.11	$3.25	$(0.14)	$—	$(0.14)	$26.36	14.05%	$715,382	0.61	%(1)	0.58	%(1)	36%
01/31/07	26.36	0.20	1.42	1.62	(0.20)	—	(0.20)	27.78	6.17	567,436	0.63	(1)	0.76	(1)	44
01/31/08	27.78	0.19	(0.56)	(0.37)	(0.28)	—	(0.28)	27.13	(1.46)	418,964	0.64	(1)	0.69	(1)	34
01/31/09	27.13	0.20	(10.64)	(10.44)	(0.27)	(3.04)	(3.31)	13.38	(40.37)	190,022	0.68	(1)	0.90	(1)	70
01/31/10	13.38	0.14	3.69	3.83	(0.23)	—	(0.23)	16.98	28.61	198,240	0.71	(1)	0.90	(1)	49

Growth-Income Portfolio — Class 2
01/31/06	23.22	0.11	3.10	3.21	(0.10)	—	(0.10)	26.33	13.90	42,623	0.76	(1)	0.43	(1)	36
01/31/07	26.33	0.16	1.41	1.57	(0.16)	—	(0.16)	27.74	6.00	37,815	0.78	(1)	0.61	(1)	44
01/31/08	27.74	0.15	(0.57)	(0.42)	(0.24)	—	(0.24)	27.08	(1.63)	29,346	0.79	(1)	0.54	(1)	34
01/31/09	27.08	0.17	(10.61)	(10.44)	(0.23)	(3.04)	(3.27)	13.37	(40.43)	12,742	0.83	(1)	0.74	(1)	70
01/31/10	13.37	0.12	3.68	3.80	(0.20)	—	(0.20)	16.97	28.39	12,657	0.86	(1)	0.75	(1)	49

Growth-Income Portfolio — Class 3
01/31/06	23.19	0.08	3.10	3.18	(0.08)	—	(0.08)	26.29	13.77	21,564	0.86	(1)	0.32	(1)	36
01/31/07	26.29	0.13	1.42	1.55	(0.14)	—	(0.14)	27.70	5.91	23,143	0.88	(1)	0.50	(1)	44
01/31/08	27.70	0.14	(0.59)	(0.45)	(0.21)	—	(0.21)	27.04	(1.71)	29,996	0.89	(1)	0.44	(1)	34
01/31/09	27.04	0.14	(10.59)	(10.45)	(0.19)	(3.04)	(3.23)	13.36	(40.49)	15,633	0.93	(1)	0.64	(1)	70
01/31/10	13.36	0.10	3.68	3.78	(0.18)	—	(0.18)	16.96	28.25	18,005	0.96	(1)	0.64	(1)	49

Equity Opportunities Portfolio — Class 1
01/31/06	16.06	0.25	1.09	1.34	(0.26)	—	(0.26)	17.14	8.50	176,962	0.76	(1)	1.46	(1)	55
01/31/07	17.14	0.28	2.35	2.63	(0.30)	(0.21)	(0.51)	19.26	15.51	157,526	0.76	(1)	1.54	(1)	59
01/31/08	19.26	0.19	(1.25)	(1.06)	(0.35)	(1.96)	(2.31)	15.89	(7.05)	110,739	0.88	(1)	1.00	(1)	170
01/31/09	15.89	0.11	(5.97)	(5.86)	(0.23)	(2.82)	(3.05)	6.98	(40.05)	50,402	1.00		0.88		142
01/31/10	6.98	0.07	2.76	2.83	(0.12)	—	(0.12)	9.69	40.50	57,061	1.03		0.81		147

Equity Opportunities Portfolio — Class 2
01/31/06	16.04	0.22	1.09	1.31	(0.24)	—	(0.24)	17.11	8.29	21,346	0.91	(1)	1.31	(1)	55
01/31/07	17.11	0.25	2.34	2.59	(0.27)	(0.21)	(0.48)	19.22	15.32	20,617	0.91	(1)	1.39	(1)	59
01/31/08	19.22	0.16	(1.25)	(1.09)	(0.32)	(1.96)	(2.28)	15.85	(7.20)	15,375	1.04	(1)	0.85	(1)	170
01/31/09	15.85	0.09	(5.95)	(5.86)	(0.20)	(2.82)	(3.02)	6.97	(40.11)	7,397	1.15		0.73		142
01/31/10	6.97	0.06	2.75	2.81	(0.10)	—	(0.10)	9.68	40.28	8,455	1.18		0.67		147

Equity Opportunities Portfolio — Class 3
01/31/06	16.02	0.20	1.10	1.30	(0.23)	—	(0.23)	17.09	8.20	49,769	1.01	(1)	1.19	(1)	55
01/31/07	17.09	0.23	2.33	2.56	(0.25)	(0.21)	(0.46)	19.19	15.18	63,591	1.01	(1)	1.28	(1)	59
01/31/08	19.19	0.13	(1.23)	(1.10)	(0.30)	(1.96)	(2.26)	15.83	(7.23)	57,467	1.14	(1)	0.73	(1)	170
01/31/09	15.83	0.08	(5.96)	(5.88)	(0.18)	(2.82)	(3.00)	6.95	(40.28)	29,036	1.25		0.62		142
01/31/10	6.95	0.05	2.74	2.79	(0.08)	—	(0.08)	9.66	40.22	33,239	1.28		0.56		147

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Growth-Income Class 1	0.01%	0.01%	0.00%	0.01%	0.00%
Growth-Income Class 2	0.01	0.01	0.01	0.01	0.00
Growth-Income Class 3	0.01	0.01	0.01	0.01	0.00
Equity Opportunities Class 1	0.05	0.04	0.03	—	—
Equity Opportunities Class 2	0.05	0.04	0.02	—	—
Equity Opportunities Class 3	0.04	0.04	0.02	—	—

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets		net assets		turnover

Davis Venture Value Portfolio — Class 1
01/31/06	$25.94	$0.28	$3.25	$3.53	$(0.28)	$—	$(0.28)	$29.19	13.71%		$1,819,150	0.76	%(1)	1.03	%(1)	14%
01/31/07	29.19	0.28	4.06	4.34	(0.31)	—	(0.31)	33.22	14.96	(2)	1,720,746	0.76	(1)	0.91	(1)	16
01/31/08	33.22	0.41	(0.51)	(0.10)	(0.31)	(1.54)	(1.85)	31.27	(0.80)		1,348,011	0.77	(1)	1.21	(1)	14
01/31/09	31.27	0.29	(12.30)	(12.01)	(0.48)	(4.11)	(4.59)	14.67	(41.35	)(3)	606,016	0.78	(1)	1.12	(1)	16
01/31/10	14.67	0.15	6.00	6.15	(0.30)	(0.44)	(0.74)	20.08	41.94		700,922	0.77	(1)	0.81	(1)	14

Davis Venture Value Portfolio — Class 2
01/31/06	25.90	0.24	3.25	3.49	(0.24)	—	(0.24)	29.15	13.57		224,338	0.91	(1)	0.87	(1)	14
01/31/07	29.15	0.23	4.05	4.28	(0.27)	—	(0.27)	33.16	14.76	(2)	227,584	0.91	(1)	0.75	(1)	16
01/31/08	33.16	0.36	(0.52)	(0.16)	(0.26)	(1.54)	(1.80)	31.20	(0.96)		187,528	0.92	(1)	1.06	(1)	14
01/31/09	31.20	0.25	(12.26)	(12.01)	(0.43)	(4.11)	(4.54)	14.65	(41.42	)(3)	85,946	0.93	(1)	0.97	(1)	16
01/31/10	14.65	0.12	5.99	6.11	(0.26)	(0.44)	(0.70)	20.06	41.73		97,993	0.92	(1)	0.66	(1)	14

Davis Venture Value Portfolio — Class 3
01/31/06	25.86	0.20	3.27	3.47	(0.22)	—	(0.22)	29.11	13.49		370,408	1.01	(1)	0.73	(1)	14
01/31/07	29.11	0.19	4.05	4.24	(0.24)	—	(0.24)	33.11	14.65	(2)	630,658	1.01	(1)	0.62	(1)	16
01/31/08	33.11	0.31	(0.51)	(0.20)	(0.23)	(1.54)	(1.77)	31.14	(1.07)		734,025	1.02	(1)	0.93	(1)	14
01/31/09	31.14	0.22	(12.24)	(12.02)	(0.39)	(4.11)	(4.50)	14.62	(41.49	)(3)	435,006	1.03	(1)	0.88	(1)	16
01/31/10	14.62	0.10	5.98	6.08	(0.24)	(0.44)	(0.68)	20.02	41.59		562,676	1.02	(1)	0.55	(1)	14

“Dogs” of Wall Street Portfolio — Class 1
01/31/06	10.37	0.24	0.04	0.28	(0.26)	(0.02)	(0.28)	10.37	2.91		68,668	0.70	(1)	2.26	(1)	26
01/31/07	10.37	0.25	1.85	2.10	(0.28)	(0.19)	(0.47)	12.00	20.57		67,972	0.71	(1)	2.22	(1)	45
01/31/08	12.00	0.25	(0.55)	(0.30)	(0.31)	(0.72)	(1.03)	10.67	(2.89)		45,384	0.73	(1)	2.24	(1)	61
01/31/09	10.67	0.29	(3.81)	(3.52)	(0.33)	(1.71)	(2.04)	5.11	(37.13)		21,919	0.75	(1)	3.31	(1)	74
01/31/10	5.11	0.20	1.65	1.85	(0.30)	—	(0.30)	6.66	36.46		24,588	0.78		3.35		66

“Dogs” of Wall Street Portfolio — Class 2
01/31/06	10.36	0.22	0.04	0.26	(0.24)	(0.02)	(0.26)	10.36	2.75		19,414	0.85	(1)	2.10	(1)	26
01/31/07	10.36	0.23	1.85	2.08	(0.27)	(0.19)	(0.46)	11.98	20.33		19,902	0.86	(1)	2.07	(1)	45
01/31/08	11.98	0.24	(0.55)	(0.31)	(0.29)	(0.72)	(1.01)	10.66	(2.94)		14,126	0.88	(1)	2.09	(1)	61
01/31/09	10.66	0.27	(3.80)	(3.53)	(0.31)	(1.71)	(2.02)	5.11	(37.20)		6,790	0.90	(1)	3.17	(1)	74
01/31/10	5.11	0.19	1.65	1.84	(0.29)	—	(0.29)	6.66	36.19		7,683	0.93		3.19		66

“Dogs” of Wall Street Portfolio — Class 3
01/31/06	10.34	0.21	0.05	0.26	(0.23)	(0.02)	(0.25)	10.35	2.75		12,873	0.95	(1)	2.01	(1)	26
01/31/07	10.35	0.21	1.85	2.06	(0.26)	(0.19)	(0.45)	11.96	20.15		20,403	0.96	(1)	1.93	(1)	45
01/31/08	11.96	0.22	(0.54)	(0.32)	(0.28)	(0.72)	(1.00)	10.64	(3.04)		19,060	0.99	(1)	1.99	(1)	61
01/31/09	10.64	0.26	(3.79)	(3.53)	(0.30)	(1.71)	(2.01)	5.10	(37.27)		10,859	1.00	(1)	3.08	(1)	74
01/31/10	5.10	0.18	1.65	1.83	(0.28)	—	(0.28)	6.65	36.09		14,054	1.03		3.06		66

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Davis Venture Value Class 1	0.01%	0.00%	0.00%	0.00%	0.00%
Davis Venture Value Class 2	0.01	0.00	0.00	0.00	0.00
Davis Venture Value Class 3	0.00	0.00	0.00	0.00	0.00
“Dogs” of Wall Street Class 1	0.00	0.02	0.01	0.00	—
“Dogs” of Wall Street Class 2	0.00	0.02	0.01	0.00	—
“Dogs” of Wall Street Class 3	0.00	0.02	0.01	0.00	—

(2)	The Portfolio’s performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s performance figure was increased by 0.04% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(1)	net assets(1)	turnover

Alliance Growth Portfolio — Class 1
01/31/06	$18.08	$0.02	$5.07	$5.09	$(0.08)	$—	$(0.08)	$23.09	28.23%	$878,869	0.66%	0.10%	66%
01/31/07	23.09	0.01	(0.59)	(0.58)	(0.03)	—	(0.03)	22.48	(2.52)	640,828	0.66	0.07	91
01/31/08	22.48	0.04	(0.04)	0.00	(0.01)	—	(0.01)	22.47	(0.00)	470,282	0.66	0.15	110
01/31/09	22.47	0.09	(8.31)	(8.22)	(0.03)	—	(0.03)	14.22	(36.59)	227,852	0.68	0.43	98
01/31/10	14.22	0.16	5.39	5.55	(0.11)	—	(0.11)	19.66	39.01	257,596	0.68	0.91	98

Alliance Growth Portfolio — Class 2
01/31/06	18.06	(0.01)	5.06	5.05	(0.05)	—	(0.05)	23.06	28.03	82,966	0.81	(0.06)	66
01/31/07	23.06	(0.02)	(0.60)	(0.62)	—	—	—	22.44	(2.69)	69,079	0.82	(0.08)	91
01/31/08	22.44	(0.00)	(0.03)	(0.03)	—	—	—	22.41	(0.13)	54,957	0.81	(0.00)	110
01/31/09	22.41	0.06	(8.29)	(8.23)	—	—	—	14.18	(36.72)	28,856	0.83	0.28	98
01/31/10	14.18	0.14	5.37	5.51	(0.08)	—	(0.08)	19.61	38.84	31,878	0.83	0.76	98

Alliance Growth Portfolio — Class 3
01/31/06	18.03	(0.03)	5.07	5.04	(0.04)	—	(0.04)	23.03	27.96	123,871	0.91	(0.17)	66
01/31/07	23.03	(0.04)	(0.60)	(0.64)	—	—	—	22.39	(2.78)	221,601	0.92	(0.18)	91
01/31/08	22.39	(0.03)	(0.03)	(0.06)	—	—	—	22.34	(0.22)	236,778	0.91	(0.11)	110
01/31/09	22.34	0.04	(8.26)	(8.22)	—	—	—	14.12	(36.80)	131,182	0.93	0.18	98
01/31/10	14.12	0.11	5.36	5.47	(0.06)	—	(0.06)	19.53	38.73	150,590	0.93	0.64	98

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Alliance Growth Class 1	0.02%	0.01%	0.01%	0.01%	0.01%
Alliance Growth Class 2	0.02	0.01	0.01	0.01	0.01
Alliance Growth Class 3	0.02	0.01	0.01	0.01	0.01

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(2)		net assets(2)		turnover

Capital Growth Portfolio — Class 1
01/31/06	$7.32	$0.02	$0.65	$0.67	$(0.04)	$—	$(0.04)	$7.95	9.15%	$18,639	1.32	%(1)	0.31	%(1)	58%
01/31/07	7.95	0.02	1.07	1.09	(0.03)	—	(0.03)	9.01	13.68	19,493	1.30	(1)(3)	0.29	(1)(3)	91
01/31/08	9.01	(0.01)	0.22	0.21	(0.11)	—	(0.11)	9.11	2.20	16,081	1.13	(1)	(0.13	)(1)	120
01/31/09	9.11	(0.01)	(3.80)	(3.81)	—	—	—	5.30	(41.82)	7,374	1.06		(0.15)		62
01/31/10	5.30	0.00	2.13	2.13	—	—	—	7.43	40.19	10,774	1.00		0.02		47

Capital Growth Portfolio — Class 2
01/31/06	7.28	0.01	0.64	0.65	(0.03)	—	(0.03)	7.90	8.90	6,043	1.47	(1)	0.16	(1)	58
01/31/07	7.90	0.01	1.07	1.08	(0.02)	—	(0.02)	8.96	13.62	6,117	1.45	(1)(3)	0.14	(1)(3)	91
01/31/08	8.96	(0.03)	0.23	0.20	(0.10)	—	(0.10)	9.06	2.10	5,069	1.28	(1)	(0.29	)(1)	120
01/31/09	9.06	(0.02)	(3.78)	(3.80)	—	—	—	5.26	(41.94)	2,402	1.21		(0.30)		62
01/31/10	5.26	(0.01)	2.12	2.11	—	—	—	7.37	40.11	2,847	1.15		(0.11)		47

Capital Growth Portfolio — Class 3
01/31/06	7.27	0.00	0.63	0.63	(0.02)	—	(0.02)	7.88	8.67	1,912	1.57	(1)	0.03	(1)	58
01/31/07	7.88	0.00	1.07	1.07	(0.01)	—	(0.01)	8.94	13.56	4,408	1.55	(1)(3)	0.05	(1)(3)	91
01/31/08	8.94	(0.05)	0.24	0.19	(0.10)	—	(0.10)	9.03	1.91	41,607	1.40	(1)	(0.55	)(1)	120
01/31/09	9.03	(0.03)	(3.76)	(3.79)	—	—	—	5.24	(41.97)	43,391	1.32		(0.43)		62
01/31/10	5.24	(0.01)	2.10	2.09	—	—	—	7.33	39.89	52,840	1.25		(0.21)		47

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08

Capital Growth Class 1	0.01%	0.02%	0.01%
Capital Growth Class 2	0.01	0.02	0.01
Capital Growth Class 3	0.01	0.02	0.00

(2)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/06(1)	1/07(1)	1/08(1)	1/09	1/10	1/06(1)	1/07(1)	1/08(1)	1/09	1/10

Capital Growth Class 1	1.20%	1.19%	1.18%	1.11%	1.05%	0.43%	0.40%	(0.18)%	(0.20)%	(0.03)%
Capital Growth Class 2	1.35	1.34	1.33	1.26	1.20	0.28	0.24	(0.34)	(0.35)	(0.16)
Capital Growth Class 3	1.43	1.45	1.45	1.37	1.30	0.17	0.15	(0.60)	(0.48)	(0.26)

(3)	Net of custody credits of 0.01%.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	assets(1)		net assets(1)		turnover

MFS Massachusetts Investors Trust Portfolio — Class 1
01/31/06	$11.45	$0.08	$1.32	$1.40	$(0.10)	$—	$(0.10)	$12.75	12.28%	$191,335	0.78%		0.65%		45%
01/31/07	12.75	0.14	1.35	1.49	(0.09)	—	(0.09)	14.15	11.76	162,799	0.78		1.02		27
01/31/08	14.15	0.12	0.30	0.42	(0.18)	—	(0.18)	14.39	2.84 (3)	128,090	0.78		0.81		23
01/31/09	14.39	0.17	(4.96)	(4.79)	(0.14)	—	(0.14)	9.46	(33.44)	65,174	0.79		1.31		33
01/31/10	9.46	0.14	2.85	2.99	(0.15)	—	(0.15)	12.30	31.65	71,683	0.79		1.26		37

MFS Massachusetts Investors Trust Portfolio — Class 2
01/31/06	11.44	0.06	1.33	1.39	(0.08)	—	(0.08)	12.75	12.22	30,111	0.93		0.49		45
01/31/07	12.75	0.11	1.36	1.47	(0.08)	—	(0.08)	14.14	11.53	28,136	0.93		0.86		27
01/31/08	14.14	0.10	0.29	0.39	(0.16)	—	(0.16)	14.37	2.64 (3)	23,643	0.93		0.65		23
01/31/09	14.37	0.15	(4.95)	(4.80)	(0.12)	—	(0.12)	9.45	(33.55)	12,919	0.94		1.16		33
01/31/10	9.45	0.12	2.85	2.97	(0.13)	—	(0.13)	12.29	31.48	14,573	0.94		1.10		37

MFS Massachusetts Investors Trust Portfolio — Class 3
01/31/06	11.43	0.05	1.32	1.37	(0.07)	—	(0.07)	12.73	12.04	49,378	1.03		0.37		45
01/31/07	12.73	0.10	1.35	1.45	(0.06)	—	(0.06)	14.12	11.45	57,649	1.03		0.73		27
01/31/08	14.12	0.08	0.29	0.37	(0.14)	—	(0.14)	14.35	2.56 (3)	53,153	1.03		0.55		23
01/31/09	14.35	0.13	(4.94)	(4.81)	(0.10)	—	(0.10)	9.44	(33.62)	68,881	1.04		1.05		33
01/31/10	9.44	0.11	2.84	2.95	(0.12)	—	(0.12)	12.27	31.30	118,375	1.04		0.95		37

Fundamental Growth Portfolio — Class 1
01/31/06	14.12	0.00	1.60	1.60	(0.09)	—	(0.09)	15.63	11.40	201,063	0.92	(2)	(0.04	)(2)	116
01/31/07	15.63	(0.01)	1.12	1.11	(0.00)	—	(0.00)	16.74	7.13	160,693	0.84	(2)	(0.09	)(2)	73
01/31/08	16.74	(0.01)	0.02	0.01	—	—	—	16.75	0.06	120,755	0.92	(2)	(0.04	)(2)	197
01/31/09	16.75	(0.01)	(6.77)	(6.78)	—	—	—	9.97	(40.48)	56,847	0.93		(0.12)		151
01/31/10	9.97	0.01	3.19	3.20	—	—	—	13.17	32.10	63,212	0.94	(2)	0.01	(2)	151

Fundamental Growth Portfolio — Class 2
01/31/06	14.10	(0.02)	1.60	1.58	(0.07)	—	(0.07)	15.61	11.25	9,244	1.07	(2)	(0.20	)(2)	116
01/31/07	15.61	(0.04)	1.12	1.08	—	—	—	16.69	6.92	7,678	0.99	(2)	(0.24	)(2)	73
01/31/08	16.69	(0.03)	0.02	(0.01)	—	—	—	16.68	(0.06)	6,295	1.07	(2)	(0.19	)(2)	197
01/31/09	16.68	(0.03)	(6.73)	(6.76)	—	—	—	9.92	(40.53)	3,041	1.08		(0.27)		151
01/31/10	9.92	(0.01)	3.17	3.16	—	—	—	13.08	31.85	3,383	1.09	(2)	(0.13	)(2)	151

Fundamental Growth Portfolio — Class 3
01/31/06	14.06	(0.04)	1.61	1.57	(0.06)	—	(0.06)	15.57	11.18	5,445	1.17	(2)	(0.32	)(2)	116
01/31/07	15.57	(0.05)	1.12	1.07	—	—	—	16.64	6.87	5,531	1.09	(2)	(0.34	)(2)	73
01/31/08	16.64	(0.05)	0.03	(0.02)	—	—	—	16.62	(0.12)	61,480	1.20	(2)	(0.32	)(2)	197
01/31/09	16.62	(0.04)	(6.71)	(6.75)	—	—	—	9.87	(40.61)	68,490	1.18		(0.32)		151
01/31/10	9.87	(0.02)	3.16	3.14	—	—	—	13.01	31.81	79,364	1.19	(2)	(0.24	)(2)	151

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

MFS Massachusetts Investors Trust Class 1	0.01%	0.01%	0.01%	0.01%	0.01%
MFS Massachusetts Investors Trust Class 2	0.01	0.01	0.00	0.01	0.01
MFS Massachusetts Investors Trust Class 3	0.01	0.01	0.01	0.01	0.01
Fundamental Growth Class 1	0.04	0.02	0.03	0.04	0.05
Fundamental Growth Class 2	0.04	0.02	0.03	0.04	0.05
Fundamental Growth Class 3	0.03	0.02	0.03	0.04	0.05

(2)	During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

						Net Investment
	Expenses					Income (Loss)
	1/06(1)	1/07(1)	1/08(1)	1/09	1/10(1)	1/06(1)	1/07(1)	1/08(1)	1/09	1/10(1)

Fundamental Growth Portfolio Class 1	0.95%	0.94%	0.94%	—	0.96%	(0.07)%	(0.19)%	(0.07)%	—	(0.01)%
Fundamental Growth Portfolio Class 2	1.10	1.09	1.09	—	1.11	(0.23)	(0.34)	(0.22)	—	(0.15)
Fundamental Growth Portfolio Class 3	1.21	1.19	1.21	—	1.21	(0.36)	(0.44)	(0.33)	—	(0.26)

(3)	The Portfolio’s total return was increased by less than 0.01% from a payment by an affiliate.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets(1)(2)	net assets(1)(2)	turnover

Blue Chip Growth Portfolio — Class 1
01/31/06	$6.21	$0.01	$0.48	$0.49	$(0.04)	$—	$(0.04)	$6.66	7.89%		$29,581	0.85%	0.18%	109%
01/31/07	6.66	0.02	0.47	0.49	(0.02)	—	(0.02)	7.13	7.32		23,051	0.85	0.34	154
01/31/08	7.13	0.03	0.11	0.14	(0.03)	—	(0.03)	7.24	1.86		20,216	0.85	0.34	71
01/31/09	7.24	0.02	(2.60)	(2.58)	(0.03)	—	(0.03)	4.63	(35.70	)(3)	9,323	0.85	0.26	51
01/31/10	4.63	0.02	1.58	1.60	(0.02)	—	(0.02)	6.21	34.54		11,435	0.85	0.38	45

Blue Chip Growth Portfolio — Class 2
01/31/06	6.20	0.00	0.49	0.49	(0.03)	—	(0.03)	6.66	7.91		12,399	1.00	0.03	109
01/31/07	6.66	0.01	0.46	0.47	(0.01)	—	(0.01)	7.12	7.02		11,336	1.00	0.18	154
01/31/08	7.12	0.02	0.12	0.14	(0.02)	—	(0.02)	7.24	1.88		8,812	1.00	0.21	71
01/31/09	7.24	0.01	(2.60)	(2.59)	(0.02)	—	(0.02)	4.63	(35.83	)(3)	4,449	1.00	0.11	51
01/31/10	4.63	0.01	1.58	1.59	(0.01)	—	(0.01)	6.21	34.33		4,900	1.00	0.23	45

Blue Chip Growth Portfolio — Class 3
01/31/06	6.19	0.00	0.48	0.48	(0.02)	—	(0.02)	6.65	7.82		10,795	1.10	(0.08)	109
01/31/07	6.65	—	0.46	0.46	(0.00)	—	(0.00)	7.11	6.93		13,177	1.10	0.07	154
01/31/08	7.11	0.00	0.13	0.13	(0.01)	—	(0.01)	7.23	1.80		16,270	1.10	0.05	71
01/31/09	7.23	0.00	(2.60)	(2.60)	(0.01)	—	(0.01)	4.62	(35.96	)(3)	10,761	1.10	0.01	51
01/31/10	4.62	0.01	1.57	1.58	(0.00)	—	(0.00)	6.20	34.27		19,854	1.10	0.09	45

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/06(2)	1/07(2)	1/08(2)	1/09(2)	1/10(2)	1/06(2)	1/07(2)	1/08(2)	1/09(2)	1/10(2)

Blue Chip Growth Class 1	0.94%	0.85%	0.91%	0.93%	0.97%	0.09%	0.34%	0.28%	0.17%	0.26%
Blue Chip Growth Class 2	1.09	1.00	1.06	1.09	1.12	(0.06)	0.18	0.15	0.02	0.11
Blue Chip Growth Class 3	1.19	1.10	1.17	1.19	1.22	(0.17)	0.07	(0.02)	(0.08)	(0.03)

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Blue Chip Growth Class 1	0.05%	0.02%	0.01%	0.01%	0.00%
Blue Chip Growth Class 2	0.05	0.02	0.01	0.01	0.00
Blue Chip Growth Class 3	0.05	0.02	0.01	0.01	0.00

(3)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	assets		net assets		turnover

Real Estate Portfolio — Class 1
01/31/06	$18.19	$0.34	$5.00	$5.34	$(0.42)	$(1.55)	$(1.97)	$21.56	31.37%		$165,987	0.85	%(2)	1.69	%(2)	23%
01/31/07	21.56	0.34	6.65	6.99	(0.32)	(2.34)	(2.66)	25.89	34.17	(3)	195,996	0.82		1.45		37
01/31/08	25.89	0.48	(5.30)	(4.82)	(0.34)	(3.56)	(3.90)	17.17	(20.98	)(3)	98,168	0.84		2.12		60
01/31/09	17.17	0.31	(7.85)	(7.54)	(0.53)	(2.20)	(2.73)	6.90	(49.83)		37,470	0.85	(2)	2.20	(2)	44
01/31/10	6.90	0.21	2.63	2.84	(0.19)	—	(0.19)	9.55	41.19	(4)	41,157	0.86	(2)	2.58	(2)	71

Real Estate Portfolio — Class 2
01/31/06	18.15	0.31	4.98	5.29	(0.39)	(1.55)	(1.94)	21.50	31.15		32,483	1.00	(2)	1.54	(2)	23
01/31/07	21.50	0.31	6.63	6.94	(0.29)	(2.34)	(2.63)	25.81	34.01	(3)	40,000	0.97		1.32		37
01/31/08	25.81	0.45	(5.30)	(4.85)	(0.30)	(3.56)	(3.86)	17.10	(21.13	)(3)	23,543	0.99		1.98		60
01/31/09	17.10	0.29	(7.82)	(7.53)	(0.49)	(2.20)	(2.69)	6.88	(49.87)		8,848	1.00	(2)	2.04	(2)	44
01/31/10	6.88	0.19	2.61	2.80	(0.16)	—	(0.16)	9.52	40.84	(4)	10,222	1.01	(2)	2.41	(2)	71

Real Estate Portfolio — Class 3
01/31/06	18.12	0.28	4.99	5.27	(0.37)	(1.55)	(1.92)	21.47	31.08		53,320	1.10	(2)	1.43	(2)	23
01/31/07	21.47	0.30	6.59	6.89	(0.27)	(2.34)	(2.61)	25.75	33.81	(3)	127,950	1.07		1.32		37
01/31/08	25.75	0.42	(5.27)	(4.85)	(0.28)	(3.56)	(3.84)	17.06	(21.17	)(3)	145,607	1.10		1.99		60
01/31/09	17.06	0.25	(7.78)	(7.53)	(0.47)	(2.20)	(2.67)	6.86	(49.94)		108,845	1.10	(2)	1.97	(2)	44
01/31/10	6.86	0.18	2.61	2.79	(0.15)	—	(0.15)	9.50	40.80	(4)	161,896	1.11	(2)	2.25	(2)	71

Small Company Value Portfolio — Class 1
01/31/06	14.94	0.00	3.21	3.21	(0.11)	(0.94)	(1.05)	17.10	22.64		10,218	1.60	(1)	0.01	(1)	16
01/31/07	17.10	0.00	2.05	2.05	(0.00)	(1.33)	(1.33)	17.82	12.61		9,998	1.60	(1)	0.02	(1)	7
01/31/08	17.82	0.11	(2.01)	(1.90)	—	(0.23)	(0.23)	15.69	(10.80)		6,633	1.19	(1)	0.60	(1)	3
01/31/09	15.69	0.12	(6.52)	(6.40)	(0.07)	(0.17)	(0.24)	9.05	(41.14)		3,058	1.12		0.86		11
01/31/10	9.05	0.11	4.01	4.12	(0.10)	—	(0.10)	13.07	45.46		3,800	1.11		0.91		6

Small Company Value Portfolio — Class 3
01/31/06	16.88	(0.08)	1.35	1.27	(0.11)	(0.94)	(1.05)	17.10	8.55		110	1.85	(1)	(0.54	)(1)	16
01/31/07	17.10	(0.03)	2.02	1.99	—	(1.33)	(1.33)	17.76	12.24		28,910	1.85	(1)	(0.19	)(1)	7
01/31/08	17.76	0.05	(1.97)	(1.92)	—	(0.23)	(0.23)	15.61	(10.95)		83,478	1.45	(1)	0.33	(1)	3
01/31/09	15.61	0.08	(6.49)	(6.41)	(0.03)	(0.17)	(0.20)	9.00	(41.36)		78,203	1.37		0.62		11
01/31/10	9.00	0.07	4.01	4.08	(0.07)	—	(0.07)	13.01	45.26		120,340	1.36		0.64		6

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

				Net Investment
	Expenses			Income (Loss)
	1/06(2)	1/07	1/08	1/06(2)	1/07	1/08

Small Company Value Class 1	1.82%	1.46%	1.18%	(0.21)%	0.17%	0.62%
Small Company Value Class 3	2.03	1.53	1.44	(0.72)	0.13	0.33

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Real Estate Class 1	0.00%	—	—	0.00%	0.01%
Real Estate Class 2	0.00	—	—	0.00	0.01
Real Estate Class 3	0.00	—	—	0.00	0.01

(3)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(4)	The Portfolio’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets(1)	net assets(1)	turnover

Mid-Cap Growth Portfolio — Class 1
01/31/06	$8.75	$(0.03)	$1.11	$1.08	$—	$—	$—	$9.83	12.34%	$144,202	0.82%	(0.33)%	83%
01/31/07	9.83	0.02	0.10	0.12	—	—	—	9.95	1.22	116,485	0.82	0.22	143
01/31/08	9.95	(0.04)	0.18	0.14	(0.03)	—	(0.03)	10.06	1.34	88,878	0.87	(0.37)	185
01/31/09	10.06	(0.04)	(3.99)	(4.03)	—	—	—	6.03	(40.06)	41,677	0.88	(0.40)	97
01/31/10	6.03	(0.02)	2.59	2.57	—	—	—	8.60	42.62	51,399	0.89	(0.24)	84

Mid-Cap Growth Portfolio — Class 2
01/31/06	8.71	(0.04)	1.09	1.05	—	—	—	9.76	12.06	52,229	0.97	(0.48)	83
01/31/07	9.76	0.01	0.09	0.10	—	—	—	9.86	1.02	44,719	0.98	0.07	143
01/31/08	9.86	(0.06)	0.18	0.12	(0.01)	—	(0.01)	9.97	1.23	37,532	1.02	(0.53)	185
01/31/09	9.97	(0.05)	(3.96)	(4.01)	—	—	—	5.96	(40.22)	18,058	1.03	(0.55)	97
01/31/10	5.96	(0.03)	2.57	2.54	—	—	—	8.50	42.62	20,883	1.04	(0.39)	84

Mid-Cap Growth Portfolio — Class 3
01/31/06	8.68	(0.05)	1.10	1.05	—	—	—	9.73	12.10	75,391	1.07	(0.58)	83
01/31/07	9.73	0.00	0.09	0.09	—	—	—	9.82	0.92	84,072	1.08	0.01	143
01/31/08	9.82	(0.07)	0.17	0.10	0.00	—	—	9.92	1.05	87,948	1.12	(0.64)	185
01/31/09	9.92	(0.06)	(3.93)	(3.99)	—	—	—	5.93	(40.22)	52,570	1.13	(0.65)	97
01/31/10	5.93	(0.04)	2.56	2.52	—	—	—	8.45	42.50	70,516	1.14	(0.49)	84

Aggressive Growth Portfolio — Class 1
01/31/06	10.10	0.01	1.50	1.51	—	—	—	11.61	14.95	174,880	0.79	0.05	121
01/31/07	11.61	0.07	1.31	1.38	(0.01)	—	(0.01)	12.98	11.92	150,208	0.81	0.56	298
01/31/08	12.98	0.04	(1.39)	(1.35)	(0.08)	—	(0.08)	11.55	(10.51)	102,998	0.80	0.31	143
01/31/09	11.55	0.01	(5.94)	(5.93)	(0.06)	—	(0.06)	5.56	(51.41)	40,566	0.88	(0.02)	943
01/31/10	5.56	(0.01)	2.33	2.32	(0.01)	—	(0.01)	7.87	41.72	47,230	0.95	(0.20)	238

Aggressive Growth Portfolio — Class 2
01/31/06	10.07	0.00	1.49	1.49	—	—	—	11.56	14.80	15,101	0.94	(0.09)	121
01/31/07	11.56	0.05	1.30	1.35	—	—	—	12.91	11.68	13,612	0.96	0.41	298
01/31/08	12.91	0.02	(1.38)	(1.36)	(0.06)	—	(0.06)	11.49	(10.60)	10,326	0.95	0.16	143
01/31/09	11.49	(0.00)	(5.91)	(5.91)	(0.04)	—	(0.04)	5.54	(51.48)	3,626	1.03	(0.17)	943
01/31/10	5.54	(0.02)	2.32	2.30	—	—	—	7.84	41.52	4,223	1.10	(0.35)	238

Aggressive Growth Portfolio — Class 3
01/31/06	10.04	(0.01)	1.49	1.48	—	—	—	11.52	14.74	12,071	1.04	(0.17)	121
01/31/07	11.52	0.04	1.29	1.33	—	—	—	12.85	11.55	17,907	1.06	0.35	298
01/31/08	12.85	0.00	(1.37)	(1.37)	(0.05)	—	(0.05)	11.43	(10.72)	18,666	1.05	0.03	143
01/31/09	11.43	(0.01)	(5.88)	(5.89)	(0.03)	—	(0.03)	5.51	(51.58)	8,990	1.13	(0.26)	943
01/31/10	5.51	(0.03)	2.32	2.29	—	—	—	7.80	41.56	12,555	1.21	(0.47)	238

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Mid-Cap Growth Class 1	0.03%	0.02%	0.01%	0.01%	0.01%
Mid-Cap Growth Class 2	0.03	0.02	0.01	0.01	0.01
Mid-Cap Growth Class 3	0.03	0.02	0.01	0.01	0.01
Aggressive Growth Class 1	0.05	0.03	0.05	0.14	0.02
Aggressive Growth Class 2	0.05	0.03	0.05	0.14	0.02
Aggressive Growth Class 3	0.05	0.03	0.05	0.14	0.02

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Growth Opportunities Portfolio — Class 1
01/31/06	$4.99	$(0.02)	$1.07	$1.05	$—	$—	$—	$6.04	21.04%	$18,641	1.00	%(1)(2)	(0.49	)%(1)(2)	228%
01/31/07	6.04	(0.03)	0.34	0.31	—	—	—	6.35	5.13	23,116	1.00	(1)	(0.56	)(1)	310
01/31/08	6.35	(0.04)	0.48	0.44	—	—	—	6.79	6.93	21,098	0.93		(0.61)		209
01/31/09	6.79	(0.04)	(2.25)	(2.29)	—	—	—	4.50	(33.73)	11,160	0.93	(2)	(0.61	)(2)	234
01/31/10	4.50	(0.03)	1.04	1.01	—	—	—	5.51	22.44	12,543	0.90	(2)	(0.61	)(2)	261

Growth Opportunities Portfolio — Class 2
01/31/06	4.96	(0.03)	1.06	1.03	—	—	—	5.99	20.77	7,317	1.15	(1)(2)	(0.64	)(1)(2)	228
01/31/07	5.99	(0.04)	0.35	0.31	—	—	—	6.30	5.18	9,413	1.15	(1)	(0.71	)(1)	310
01/31/08	6.30	(0.05)	0.47	0.42	—	—	—	6.72	6.67	8,425	1.08		(0.75)		209
01/31/09	6.72	(0.05)	(2.22)	(2.27)	—	—	—	4.45	(33.78)	4,122	1.08	(2)	(0.76	)(2)	234
01/31/10	4.45	(0.04)	1.02	0.98	—	—	—	5.43	22.02	4,564	1.05	(2)	(0.76	)(2)	261

Growth Opportunities Portfolio — Class 3
01/31/06	4.95	(0.04)	1.06	1.02	—	—	—	5.97	20.61	5,482	1.25	(1)(2)	(0.74	)(1)(2)	228
01/31/07	5.97	(0.05)	0.35	0.30	—	—	—	6.27	5.03	33,224	1.25	(1)	(0.81	)(1)	310
01/31/08	6.27	(0.06)	0.47	0.41	—	—	—	6.68	6.54	45,589	1.18		(0.86)		209
01/31/09	6.68	(0.05)	(2.21)	(2.26)	—	—	—	4.42	(33.83)	50,875	1.18	(2)	(0.86	)(2)	234
01/31/10	4.42	(0.04)	1.02	0.98	—	—	—	5.40	22.17	81,973	1.16	(2)	(0.85	)(2)	261

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses		Net Investment Income (Loss)
	1/06(2)	1/07	1/06(2)	1/07

Growth Opportunities Class 1	1.02%	0.94%	(0.51)%	(0.50)%
Growth Opportunities Class 2	1.17	1.10	(0.66)	(0.65)
Growth Opportunities Class 3	1.27	1.21	(0.76)	(0.76)

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Growth Opportunities Class 1	0.03%	—	—	0.01%	0.05%
Growth Opportunities Class 2	0.03	—	—	0.01	0.05
Growth Opportunities Class 3	0.03	—	—	0.02	0.05

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends						Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of	investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses	income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average	to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets(1)	net assets(1)	turnover

Marsico Focused Growth Portfolio — Class 1
01/31/06	$10.65	$0.00	$2.02	$2.02	$—	$—	$—	$12.67	18.97%	$77,099	0.94%	0.01%	71%
01/31/07	12.67	0.02	1.17	1.19	—	(0.77)	(0.77)	13.09	10.05	69,495	0.93	0.17	59
01/31/08	13.09	0.05	(0.14)	(0.09)	(0.03)	(0.68)	(0.71)	12.29	(1.39)	48,915	0.95	0.35	77
01/31/09	12.29	0.06	(4.54)	(4.48)	(0.06)	(2.23)	(2.29)	5.52	(40.51)	21,126	0.97	0.55	77
01/31/10	5.52	0.03	2.01	2.04	(0.06)	—	(0.06)	7.50	36.91	20,902	0.98	0.49	85

Marsico Focused Growth Portfolio — Class 2
01/31/06	10.61	(0.01)	2.00	1.99	—	—	—	12.60	18.76	47,614	1.09	(0.14)	71
01/31/07	12.60	0.00	1.16	1.16	—	(0.77)	(0.77)	12.99	9.86	45,340	1.08	0.02	59
01/31/08	12.99	0.03	(0.15)	(0.12)	(0.01)	(0.68)	(0.69)	12.18	(1.61)	37,327	1.10	0.20	77
01/31/09	12.18	0.04	(4.49)	(4.45)	(0.04)	(2.23)	(2.27)	5.46	(40.61)	17,700	1.12	0.40	77
01/31/10	5.46	0.02	1.99	2.01	(0.04)	—	(0.04)	7.43	36.87	19,015	1.13	0.34	85

Marsico Focused Growth Portfolio — Class 3
01/31/06	10.58	(0.03)	2.01	1.98	—	—	—	12.56	18.71	33,218	1.19	(0.26)	71
01/31/07	12.56	(0.01)	1.15	1.14	—	(0.77)	(0.77)	12.93	9.73	43,463	1.18	(0.06)	59
01/31/08	12.93	0.02	(0.15)	(0.13)	—	(0.68)	(0.68)	12.12	(1.67)	48,731	1.20	0.12	77
01/31/09	12.12	0.03	(4.46)	(4.43)	(0.03)	(2.23)	(2.26)	5.43	(40.64)	27,156	1.22	0.31	77
01/31/10	5.43	0.01	1.98	1.99	(0.03)	—	(0.03)	7.39	36.71	40,655	1.23	0.22	85

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Marsico Focused Growth Class 1	0.02%	0.02%	0.00%	0.00%	0.00%
Marsico Focused Growth Class 2	0.02	0.02	0.00	0.00	0.00
Marsico Focused Growth Class 3	0.02	0.02	0.00	0.00	0.00

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

Technology Portfolio Class 1
01/31/06	$2.46	$(0.02)	$0.36	$0.34	$—	$—	$—	$2.80	13.82%	$25,260	1.19	%(2)	(0.84	)%(2)	95%
01/31/07	2.80	(0.02)	(0.09)	(0.11)	—	—	—	2.69	(3.93)	18,434	1.19	(2)	(0.64	)(2)	172
01/31/08	2.69	0.00	0.03	0.03	—	—	—	2.72	1.12	19,611	1.22	(1)(2)	0.09	(1)(2)	312
01/31/09	2.72	(0.01)	(1.16)	(1.17)	—	—	—	1.55	(43.01)	7,498	1.22	(1)(2)	(0.59	)(1)(2)	269
01/31/10	1.55	(0.01)	0.64	0.63	—	—	—	2.18	40.65	13,434	1.16	(1)	(0.65	)(1)	233

Technology Portfolio Class 2
01/31/06	2.45	(0.02)	0.35	0.33	—	—	—	2.78	13.47	10,562	1.34	(2)	(0.98	)(2)	95
01/31/07	2.78	(0.02)	(0.09)	(0.11)	—	—	—	2.67	(3.96)	7,894	1.34	(2)	(0.79	)(2)	172
01/31/08	2.67	(0.00)	0.02	0.02	—	—	—	2.69	0.75	7,052	1.37	(1)(2)	(0.09	)(1)(2)	312
01/31/09	2.69	(0.02)	(1.14)	(1.16)	—	—	—	1.53	(43.12)	2,774	1.36	(1)(2)	(0.73	)(1)(2)	269
01/31/10	1.53	(0.02)	0.64	0.62	—	—	—	2.15	40.52	4,045	1.31	(1)	(0.80	)(1)	233

Technology Portfolio Class 3
01/31/06	2.45	(0.03)	0.35	0.32	—	—	—	2.77	13.06	11,502	1.43	(2)	(1.08	)(2)	95
01/31/07	2.77	(0.02)	(0.09)	(0.11)	—	—	—	2.66	(3.97)	13,175	1.44	(2)	(0.91	)(2)	172
01/31/08	2.66	(0.00)	0.02	0.02	—	—	—	2.68	0.75	19,707	1.47	(1)(2)	(0.15	)(1)(2)	312
01/31/09	2.68	(0.02)	(1.14)	(1.16)	—	—	—	1.52	(43.28)	12,273	1.47	(1)(2)	(0.84	)(1)(2)	269
01/31/10	1.52	(0.02)	0.64	0.62	—	—	—	2.14	40.79	21,606	1.41	(1)	(0.90	)(1)	233

Small & Mid Cap Value Portfolio Class 2
01/31/06	15.24	0.03	2.28	2.31	—	(0.06)	(0.06)	17.49	15.23	49,773	1.21	(2)	0.18	(2)	33
01/31/07	17.49	0.13	1.60	1.73	(0.03)	(1.02)	(1.05)	18.17	10.26	48,662	1.15	(2)	0.64	(2)	41
01/31/08	18.17	0.06	(0.62)	(0.56)	(0.10)	(0.82)	(0.92)	16.69	(3.61)	41,685	1.15	(2)	0.31	(2)	27
01/31/09	16.69	0.10	(6.59)	(6.49)	(0.05)	(1.19)	(1.24)	8.96	(40.55)	20,197	1.15	(2)	0.63	(2)	46
01/31/10	8.96	0.04	4.97	5.01	(0.08)	(0.44)	(0.52)	13.45	55.95	25,285	1.16	(2)	0.34	(2)	62

Small & Mid Cap Value Portfolio Class 3
01/31/06	15.23	0.02	2.28	2.30	—	(0.06)	(0.06)	17.47	15.18	208,937	1.31	(2)	0.08	(2)	33
01/31/07	17.47	0.10	1.60	1.70	(0.01)	(1.02)	(1.03)	18.14	10.12	291,463	1.25	(2)	0.58	(2)	41
01/31/08	18.14	0.04	(0.63)	(0.59)	(0.08)	(0.82)	(0.90)	16.65	(3.76)	343,154	1.25	(2)	0.21	(2)	27
01/31/09	16.65	0.09	(6.57)	(6.48)	(0.03)	(1.19)	(1.22)	8.95	(40.55)	249,651	1.25	(2)	0.55	(2)	46
01/31/10	8.95	0.03	4.95	4.98	(0.07)	(0.44)	(0.51)	13.42	55.64	366,031	1.26	(2)	0.23	(2)	62

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

				Net Investment
	Expenses			Income (Loss)
	1/08(2)	1/09(2)	1/10	1/08	1/09(2)	1/10

Technology Class 1	1.25%	1.32%	1.26%	0.07%	(0.69)%	(0.75)%
Technology Class 2	1.40	1.46	1.41	(0.12)	(0.83)	(0.90)
Technology Class 3	1.51	1.57	1.51	(0.18)	(0.94)	(1.00)

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Technology Class 1	0.05%	0.03%	0.01%	0.09%	—%
Technology Class 2	0.04	0.03	0.01	0.09	—
Technology Class 3	0.04	0.02	0.01	0.09	—
Small & Mid-Cap Value Class 2	0.03	0.02	0.01	0.02	0.02
Small & Mid-Cap Value Class 3	0.03	0.02	0.01	0.02	0.02

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

International Growth and Income Portfolio — Class 1
01/31/06	$11.73	$0.21	$2.50	$2.71	$(0.11)	$—	$(0.11)	$14.33	23.25%	$283,464	1.10	%(1)	1.68	%(1)	79%
01/31/07	14.33	0.33	2.73	3.06	(0.21)	(0.20)	(0.41)	16.98	21.57	316,711	1.03	(1)	2.16	(1)	97
01/31/08	16.98	0.34	(0.76)	(0.42)	(0.30)	(2.13)	(2.43)	14.13	(4.80)	255,827	1.04	(1)	1.97	(1)	86
01/31/09	14.13	0.34	(6.63)	(6.29)	(0.38)	(1.34)	(1.72)	6.12	(47.06)	94,649	1.03	(1)(3)	2.92	(1)(3)	103
01/31/10	6.12	0.16	2.10	2.26	—	—	—	8.38	36.93	103,000	1.00	(1)(3)	2.15	(1)(3)	133

International Growth and Income Portfolio — Class 2
01/31/06	11.75	0.19	2.51	2.70	(0.10)	—	(0.10)	14.35	23.05	38,938	1.25	(1)	1.52	(1)	79
01/31/07	14.35	0.31	2.74	3.05	(0.19)	(0.20)	(0.39)	17.01	21.47	44,359	1.18	(1)	1.99	(1)	97
01/31/08	17.01	0.32	(0.78)	(0.46)	(0.27)	(2.13)	(2.40)	14.15	(4.98)	34,596	1.19	(1)	1.81	(1)	86
01/31/09	14.15	0.32	(6.64)	(6.32)	(0.35)	(1.34)	(1.69)	6.14	(47.15)	12,784	1.18	(1)(3)	2.77	(1)(3)	103
01/31/10	6.14	0.15	2.11	2.26	—	—	—	8.40	36.81	14,333	1.15	(1)(3)	2.00	(1)(3)	133

International Growth and Income Portfolio — Class 3
01/31/06	11.74	0.17	2.51	2.68	(0.08)	—	(0.08)	14.34	22.97	51,289	1.34	(1)	1.34	(1)	79
01/31/07	14.34	0.21	2.82	3.03	(0.18)	(0.20)	(0.38)	16.99	21.32	134,938	1.27	(1)	1.43	(1)	97
01/31/08	16.99	0.24	(0.71)	(0.47)	(0.26)	(2.13)	(2.39)	14.13	(5.05)	234,928	1.29	(1)	1.43	(1)	86
01/31/09	14.13	0.26	(6.59)	(6.33)	(0.33)	(1.34)	(1.67)	6.13	(47.24)	187,622	1.28	(1)(3)	2.45	(1)(3)	103
01/31/10	6.13	0.14	2.11	2.25	—	—	—	8.38	36.70	248,704	1.25	(1)(3)	1.88	(1)(3)	133

Global Equities Portfolio — Class 1
01/31/06	11.19	0.08	2.90	2.98	(0.03)	—	(0.03)	14.14	26.72	217,409	0.91	(1)	0.62	(1)	161
01/31/07	14.14	0.18	2.41	2.59	(0.14)	—	(0.14)	16.59	18.40 (2)	208,879	0.89		1.19		93
01/31/08	16.59	0.21	(0.21)	(0.00)	(0.22)	—	(0.22)	16.37	(0.18)	165,403	0.92		1.17		115
01/31/09	16.37	0.30	(7.31)	(7.01)	(0.34)	—	(0.34)	9.02	(43.23)	69,645	0.99		2.13		115
01/31/10	9.02	0.16	3.09	3.25	(0.32)	—	(0.32)	11.95	35.91	77,353	1.02		1.49		121

Global Equities Portfolio — Class 2
01/31/06	11.15	0.06	2.90	2.96	(0.02)	—	(0.02)	14.09	26.56	16,301	1.06	(1)	0.45	(1)	161
01/31/07	14.09	0.15	2.40	2.55	(0.12)	—	(0.12)	16.52	18.19 (2)	20,043	1.04		1.01		93
01/31/08	16.52	0.18	(0.20)	(0.02)	(0.20)	—	(0.20)	16.30	(0.30)	18,045	1.07		1.01		115
01/31/09	16.30	0.28	(7.28)	(7.00)	(0.31)	—	(0.31)	8.99	(43.30)	6,779	1.14		1.98		115
01/31/10	8.99	0.14	3.08	3.22	(0.30)	—	(0.30)	11.91	35.69	7,965	1.17		1.31		121

Global Equities Portfolio — Class 3
01/31/06	11.13	0.04	2.90	2.94	(0.01)	—	(0.01)	14.06	26.40	16,084	1.14	(1)	0.33	(1)	161
01/31/07	14.06	0.12	2.41	2.53	(0.11)	—	(0.11)	16.48	18.06 (2)	30,854	1.14		0.83		93
01/31/08	16.48	0.15	(0.20)	(0.05)	(0.18)	—	(0.18)	16.25	(0.44)	35,199	1.17		0.86		115
01/31/09	16.25	0.26	(7.25)	(6.99)	(0.29)	—	(0.29)	8.97	(43.34)	17,993	1.24		1.86		115
01/31/10	8.97	0.13	3.07	3.20	(0.28)	—	(0.28)	11.89	35.62	23,007	1.27		1.19		121

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

International Growth and Income Class 1	0.03%	0.01%	0.00%	0.01%	0.01%
International Growth and Income Class 2	0.03	0.01	0.00	0.01	0.01
International Growth and Income Class 3	0.03	0.01	0.00	0.01	0.01
Global Equities Class 1	0.02	—	—	—	—
Global Equities Class 2	0.02	—	—	—	—
Global Equities Class 3	0.02	—	—	—	—

(2)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements of losses for investments sold as a result of a violation of an investment restriction.

(3)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

			Net Investment
	Expenses		Income (Loss)
	1/09(1)	1/10(1)	1/09(1)	1/10(1)

International Growth and Income Class 1	1.04%	1.05%	2.91%	2.10%
International Growth and Income Class 2	1.19	1.20	2.76	1.95
International Growth and Income Class 3	1.28	1.30	2.44	1.83

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	assets		net assets		turnover

International Diversified Equities Portfolio Class 1
01/31/06	$7.67	$0.12	$1.71	$1.83	$(0.13)	$—	$(0.13)	$9.37	24.08%	$190,263	1.11%		1.42%		19%
01/31/07	9.37	0.19	1.41	1.60	(0.04)	—	(0.04)	10.93	17.15	188,241	0.94		1.87		13
01/31/08	10.93	0.19	0.27	0.46	(0.25)	—	(0.25)	11.14	3.95	159,031	0.99		1.61		27
01/31/09	11.14	0.21	(4.69)	(4.48)	(0.35)	(0.25)	(0.60)	6.06	(41.13)	72,132	0.99		2.16		43
01/31/10	6.06	0.13	2.18	2.31	(0.11)	—	(0.11)	8.26	37.99	80,191	0.97		1.67		34

International Diversified Equities Portfolio Class 2
01/31/06	7.63	0.10	1.71	1.81	(0.12)	—	(0.12)	9.32	23.91	59,176	1.25		1.22		19
01/31/07	9.32	0.17	1.41	1.58	(0.03)	—	(0.03)	10.87	16.99	61,429	1.09		1.69		13
01/31/08	10.87	0.17	0.27	0.44	(0.24)	—	(0.24)	11.07	3.76	53,793	1.14		1.44		27
01/31/09	11.07	0.19	(4.65)	(4.46)	(0.33)	(0.25)	(0.58)	6.03	(41.16)	26,252	1.14		1.99		43
01/31/10	6.03	0.11	2.16	2.27	(0.09)	—	(0.09)	8.21	37.61	30,171	1.12		1.52		34

International Diversified Equities Portfolio Class 3
01/31/06	7.62	0.08	1.72	1.80	(0.11)	—	(0.11)	9.31	23.83	178,666	1.34		1.05		19
01/31/07	9.31	0.14	1.43	1.57	(0.02)	—	(0.02)	10.86	16.92	271,514	1.19		1.49		13
01/31/08	10.86	0.15	0.27	0.42	(0.23)	—	(0.23)	11.05	3.59	316,329	1.24		1.25		27
01/31/09	11.05	0.17	(4.63)	(4.46)	(0.32)	(0.25)	(0.57)	6.02	(41.23)	184,083	1.24		1.84		43
01/31/10	6.02	0.11	2.15	2.26	(0.08)	—	(0.08)	8.20	37.53	217,249	1.22		1.45		34

Emerging Markets Portfolio Class 1
01/31/06	11.55	0.22	5.99	6.21	(0.05)	—	(0.05)	17.71	53.84	177,187	1.51	(1)	1.58	(1)	147
01/31/07	17.71	0.20	2.44	2.64	(0.18)	(3.05)	(3.23)	17.12	17.92	173,451	1.40	(1)	1.20	(1)	184
01/31/08	17.12	0.15	4.23	4.38	(0.41)	(2.75)	(3.16)	18.34	23.01	177,869	1.39	(1)	0.77	(1)	180
01/31/09	18.34	0.16	(8.80)	(8.64)	(0.27)	(5.19)	(5.46)	4.24	(54.12)	60,354	1.40	(1)	1.27	(1)	152
01/31/10	4.24	0.07	3.19	3.26	—	—	—	7.50	76.89	99,502	1.30	(1)	1.07	(1)	224

Emerging Markets Portfolio Class 2
01/31/06	11.52	0.20	5.98	6.18	(0.03)	—	(0.03)	17.67	53.72	24,084	1.66	(1)	1.43	(1)	147
01/31/07	17.67	0.18	2.42	2.60	(0.16)	(3.05)	(3.21)	17.06	17.70	24,743	1.55	(1)	1.05	(1)	184
01/31/08	17.06	0.12	4.21	4.33	(0.39)	(2.75)	(3.14)	18.25	22.77	25,517	1.53	(1)	0.61	(1)	180
01/31/09	18.25	0.14	(8.75)	(8.61)	(0.24)	(5.19)	(5.43)	4.21	(54.22)	7,797	1.55	(1)	1.13	(1)	152
01/31/10	4.21	0.07	3.16	3.23	—	—	—	7.44	76.72	12,025	1.45	(1)	0.96	(1)	224

Emerging Markets Portfolio Class 3
01/31/06	11.51	0.18	5.97	6.15	(0.02)	—	(0.02)	17.64	53.48	35,556	1.78	(1)	1.27	(1)	147
01/31/07	17.64	0.13	2.45	2.58	(0.15)	(3.05)	(3.20)	17.02	17.58	88,829	1.68	(1)	0.81	(1)	184
01/31/08	17.02	0.09	4.21	4.30	(0.37)	(2.75)	(3.12)	18.20	22.69	152,919	1.64	(1)	0.43	(1)	180
01/31/09	18.20	0.12	(8.71)	(8.59)	(0.22)	(5.19)	(5.41)	4.20	(54.20)	91,205	1.66	(1)	1.05	(1)	152
01/31/10	4.20	0.06	3.15	3.21	—	—	—	7.41	76.43	147,907	1.55	(1)	0.82	(1)	224

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense deductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Emerging Markets Class 1	0.10%	0.06%	0.02%	0.05%	0.07%
Emerging Markets Class 2	0.10	0.06	0.02	0.05	0.07
Emerging Markets Class 3	0.09	0.05	0.02	0.05	0.07

SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	assets		net assets		turnover

Foreign Value Portfolio Class 2
01/31/06	$14.44	$0.25	$2.27	$2.52	$—	$(0.02)	$(0.02)	$16.94	17.50%	$68,774	1.16	%(1)	1.61	%(1)	8%
01/31/07	16.94	0.37	3.41	3.78	(0.19)	(0.25)	(0.44)	20.28	22.56	78,103	1.07	(1)	2.06	(1)	13
01/31/08	20.28	0.50	0.36	0.86	(0.40)	(0.64)	(1.04)	20.10	3.73	67,354	1.10	(1)	2.29	(1)	16
01/31/09	20.10	0.49	(8.74)	(8.25)	(0.52)	(1.47)	(1.99)	9.86	(42.77)	32,263	1.10	(1)	2.99	(1)	8
01/31/10	9.86	0.26	3.59	3.85	(0.34)	(0.33)	(0.67)	13.04	38.76	37,971	1.08		2.12		25

Foreign Value Portfolio Class 3
01/31/06	14.45	0.21	2.29	2.50	—	(0.02)	(0.02)	16.93	17.35	322,494	1.25	(1)	1.41	(1)	8
01/31/07	16.93	0.34	3.42	3.76	(0.17)	(0.25)	(0.42)	20.27	22.48	453,154	1.17	(1)	1.87	(1)	13
01/31/08	20.27	0.46	0.37	0.83	(0.38)	(0.64)	(1.02)	20.08	3.60	479,838	1.20	(1)	2.13	(1)	16
01/31/09	20.08	0.45	(8.70)	(8.25)	(0.50)	(1.47)	(1.97)	9.86	(42.80)	284,008	1.20	(1)	2.80	(1)	8
01/31/10	9.86	0.24	3.60	3.84	(0.33)	(0.33)	(0.66)	13.04	38.61	387,708	1.18		1.98		25

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total Return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09

Foreign Value Class 2	0.01%	0.00%	0.00%	0.00%
Foreign Value Class 3	0.01	0.00	0.00	0.00

SunAmerica Series Trust

For More Information

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

SunAmerica Series Trust

PROSPECTUS
May 1, 2010

SUNAMERICA SERIES TRUST
(Class 1 Shares)

Class 1 Shares:
Portfolio	Ticker Symbols
Aggressive Growth Portfolio	STAGA
Alliance Growth Portfolio	STALA
Balanced Portfolio	STSBA
Cash Management Portfolio	STCMA
Corporate Bond Portfolio	STCBA
Davis Venture Value Portfolio	STDVA
Emerging Markets Portfolio	STEMA
Equity Index Portfolio	STEXA
Equity Opportunities Portfolio	STFVA
International Growth and Income Portfolio	STIGA
Total Return Bond Portfolio	STWHA

(Class 3 Shares)

Class 3 Shares:
Portfolio	Ticker Symbols
Foreign Value Portfolio	N/A
High-Yield Bond Portfolio	N/A
International Diversified Equities Portfolio	N/A
MFS® Massachusetts Investors Trust Portfolio	N/A
MFS® Total Return Portfolio	N/A
Mid-Cap Growth Portfolio	N/A
Small & Mid Cap Value Portfolio	N/A
Small Company Value Portfolio	N/A

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Portfolio Summaries	1
Aggressive Growth Portfolio	1
Alliance Growth Portfolio	3
Balanced Portfolio	5
Cash Management Portfolio	8
Corporate Bond Portfolio	11
Davis Venture Value Portfolio	14
Emerging Markets Portfolio	16
Equity Index Portfolio	18
Equity Opportunities Portfolio	20
Foreign Value Portfolio	23
High-Yield Bond Portfolio	26
International Diversified Equities Portfolio	28
International Growth and Income Portfolio	31
MFS® Massachusetts Investors Trust Portfolio	33
MFS® Total Return Portfolio	35
Mid-Cap Growth Portfolio	39
Small & Mid Cap Value Portfolio	42
Small Company Value Portfolio	44
Total Return Bond Portfolio	46
Important Additional Information	50
Additional Information About The Portfolios	51
Glossary	54
Investment Terminology	54
Risk Terminology	58
About the Indices	63
Management	64
Account Information	70
Financial Highlights	73
For More Information	78

i

Portfolio Summary: Aggressive Growth Portfolio

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.75%
Service (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Portfolio Operating Expenses	0.95%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of high growth companies, including small and medium sized growth companies with market capitalizations of $1.5 billion to $15 billion. To a lesser extent, the Portfolio may invest in large-cap stocks. Equity securities also include warrants and securities convertible into equity securities.

The subadviser conducts extensive research to identify quality companies with outstanding management teams, defensible business models and strong earnings visibility. The subadviser continually monitors macro-economic factors to gauge the impact on the emerging and other growth-oriented companies it seeks to identify. In selecting investments, the adviser searches for companies that demonstrate the following characteristics:

•	Solid revenue growth
•	Gross and operating margin improvement
•	Opportunity for multiple expansion
•	Strong management team
•	Excellent past operating performance

The subadviser utilizes these factors to identify individual securities and then employs cost-benefit analysis to determine downside risk exposure. There is extensive on-going re-evaluation of each security’s risk/reward profile within the portfolio. The subadviser may engage in frequent and active trading of portfolio securities.

The Portfolio may invest significantly in companies in the technology industry. In addition, the Portfolio may invest up to 25% of its assets in foreign securities, including emerging market securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

1
SunAmerica Series Trust

Portfolio Summary: Aggressive Growth Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Technology Company Risk.  Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest in technology companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers located in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile that the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Prior to July 20, 2009, the Portfolio was managed by SunAmerica Asset Management Corp.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.94% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.65% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 7.71%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	40.55%	-3.99%	-6.09%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Wells Capital Management Incorporated.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Jerome C. Philpott, CFA	2009	Managing Director and Senior Portfolio Manager
Stuart O. Roberts	2009	Senior Portfolio Manager
Lance Marx, CFA	2009	Assistant Portfolio Manager and Senior Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

2
SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.62%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.68%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$69	$218	$379	$847

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 98% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings. The Portfolio may also invest up to 25% of its assets in foreign securities, including emerging market securities.

The subadviser’s investment process is driven by bottom-up stock selection. Generally, the subadviser constructs a portfolio of approximately 45 to 60 stocks using a disciplined team approach, while at the same time drawing on the unique ideas of each portfolio manager. Purchase candidates are generally leaders in their industries, with compelling business models, talented management teams and growth prospects that we deem to be superior to consensus expectations over coming quarters. Stock selection is the primary driver of investment decisions, with all other decisions purely a by-product of the stock-selection process.

The subadviser believes that investment success comes from focusing on companies poised to exceed consensus growth expectations on the upside. As a result, the Portfolio tends to exhibit strong earnings growth relative to consensus and to the benchmark as a whole, which typically results in attractive valuations.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a

3
SunAmerica Series Trust

Portfolio Summary: Alliance Growth Portfolio

Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 16.92% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.07% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	41.03%	2.40%	-3.13%
Russell 1000® Growth Index	37.21%	1.63%	-3.99%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Scott Wallace	2001	Senior Vice President and Large Cap Growth Portfolio Manager
David F. Randell	2009	Senior Vice President and US Large Cap Growth Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

4
SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Investment Goal

The Portfolio’s investment goal is conservation of principal and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.67%
Service (12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	0.84%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$86	$268	$466	$1,037

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by maintaining at all times a balanced portfolio of common stocks and bonds, with at least 25% of the Portfolio’s assets invested in fixed income securities.

The equity securities held by the Portfolio generally are common stocks of large and medium-sized companies. However, the Portfolio may invest in small-sized companies (up to 20% of net assets). The equity portion of the Portfolio contains allocations to two complementary strategies, a fundamental research driven strategy and a strategy that is largely quantitative in nature. The subadviser believes that overall portfolio volatility should be reduced due to the low correlation of excess returns associated with the allocations to these two investment philosophies.

The fixed income portion of the Portfolio is invested primarily using a top-down macro allocation with incremental return achieved through security selection within sectors. Fixed income securities in which the Portfolio invests include bonds; government securities; high-yield debt securities (junk bonds) (up to 15% of net assets); asset-backed securities; mortgage-backed securities (including TBA and commercial mortgage-backed securities); forward commitments to purchase or sell short mortgage-backed securities, short sales “against the box” (up to 15% of net assets); non-convertible preferred securities; and mortgage dollar rolls.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

5
SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 1000® Index and a Blended Index. The Blended Index consists of 30% Russell 1000® Index, 30% S&P 500® Index, and 40% Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on January 23, 2006. Prior to January 23, 2006, SunAmerica Asset Management Corp. managed the Portfolio.

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SunAmerica Series Trust

Portfolio Summary: Balanced Portfolio

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.21% (quarter ended September 30, 2009) and the lowest return for a quarter was -14.11% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.12%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	23.99%	1.82%	-1.07%
Russell 1000® Index	28.43%	0.79%	-0.49%
S&P 500® Index	26.46%	0.42%	-0.95%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Blended Index	18.95%	2.64%	2.40%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrik Jakobson	2006	Managing Director and Senior Portfolio Manager of US Global Multi-Asset Group
Maddi Dessner	2006	Vice President and Portfolio Manager of the Global Multi-Asset Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

Investment Goal

The Portfolio’s investment goal is high current yield consistent with liquidity and preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.44%
Service (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	0.51%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$52	$164	$285	$640

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a diversified selection of money market instruments. The Portfolio may invest in fixed income securities (consisting of U.S. treasury bills, agency discount notes, corporate debt instruments and asset-backed securities) and short-term investments (consisting of commercial paper, repurchase agreements and bank obligations). These securities may have fixed, floating or variable rates of interest.

The Portfolio may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The subadviser evaluates a number of factors in identifying investment opportunities and constructing the Portfolio’s portfolio. The subadviser considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Portfolio’s assets among different securities.

The subadviser, in connection with selecting individual investments for the Portfolio, evaluates a security based on its potential to generate income and to preserve capital. The subadviser considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The subadviser may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the subadviser believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Money Market Securities.  An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The Portfolio does not seek to maintain a stable net asset value.

Interest Rate Fluctuations Risk.  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become

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SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

negative, which may result in a decline in the value of your investment.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Repurchase Agreements Risk.  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Concentration Risk.  The Portfolio may invest more than 25% of its assets in U.S. dollar obligations of banks. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Illiquidity Risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Portfolio’s share price may fall dramatically.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected the portfolio manager, may fail to produce the intended return.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the Portfolio’s average annual returns. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not

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SunAmerica Series Trust

Portfolio Summary: Cash Management Portfolio

necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was -0.09%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	0.13%	2.62%	2.56%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC).

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Patrick Ford	2008	Managing Director
Dale Albright	2008	Director
Erica McKinley	2008	Vice President

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high total return with only moderate price risk.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.53%
Service (12b-1) Fees	None
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.59%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$60	$189	$329	$738

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 80% of its net assets in corporate bonds. For purposes of this policy, corporate bonds include any corporate fixed-income security.

The subadviser seeks to enhance the Portfolio’s performance by allocating relatively more of its portfolio to the security type that the subadviser expects to offer the best balance between current income and risk. The subadviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Portfolio invests primarily in investment grade fixed income securities, but may invest up to 35% of its assets in securities rated below investment grade, or “junk bonds.” The Portfolio may also invest in preferred stocks; zero coupon, deferred interest and pay-in-kind (PIK) bonds (up to 35% of net assets); foreign securities (up to 20% of net assets); and when-issued and delayed delivery transactions.

The Portfolio intends to invest in the securities of the U.S. Treasury and U.S. government-sponsored enterprises (GSEs), including GSE securities that are not backed by the full faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System.

The Portfolio may also invest in the following derivatives: interest rate futures and interest rate options (up to 10% of net assets); credit default swaps and credit linked notes (up to 10% of net assets, with no more than 5% in CDX-Swaps); and up to 10% of net assets for all other derivatives, including currency swaps, total return swaps, interest rate swaps, caps, floors and collars.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in

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SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Leverage Risk.  The Portfolio may engage in certain transactions that may expose it to leverage risk, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and derivatives. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause the Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Credit Index and a Blended Index.

Effective May 1, 2010, the Portfolio changed a component of its Blended Index. The Prior Blended Index consisted of 75% Barclays Capital U.S. Credit Index and 25% Merrill Lynch High Yield Master II Index. The New Blended Index consists of 75% Barclays Capital U.S. Credit Index and 25% the Barclays Capital U.S. High Yield 2% Issuer Cap Index. The Portfolio changed a component of the Prior Blended Index because the new benchmark is more consistent with the subadviser’s investment style.

Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

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SunAmerica Series Trust

Portfolio Summary: Corporate Bond Portfolio

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 12.78% (quarter ended June 30, 2009) and the lowest return for a quarter was -4.92% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 3.33%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	30.98%	6.56%	7.15%
Barclays Capital U.S. Credit Index	16.04%	4.67%	6.63%
Barclays Capital U.S. High Yield 2% Issuer Cap Index	58.76%	6.49%	6.87%
Merrill Lynch High Yield Master II Index	57.51%	6.35%	6.52%
Prior Blended Index	25.44%	5.20%	6.70%
New Blended Index	25.70%	5.24%	6.79%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Federated Investment Management.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Joseph M. Balestrino	1996	Senior Vice President and Senior Portfolio Manager
Mark E. Durbiano	1996	Senior Vice President and Senior Portfolio Manager
Brian S. Ruffner	2009	Vice President and Senior Investment Analyst
Christopher J. Smith	2000	Vice President and Senior Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

13
SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.72%
Service (12b-1) Fees	None
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	0.77%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$79	$246	$428	$954

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio’s investment goal is growth of capital. The Portfolio attempts to achieve its goal by investing principally in common stocks of companies with market capitalizations of at least $10 billion, but may also invest in stocks with smaller capitalizations. The Portfolio may invest in foreign securities, including emerging market securities (up to 20% of net assets).

The subadviser conducts extensive research to identify well managed companies with durable business models that are attractive to the subadviser based on its assessment of a company’s worth. In selecting investments, the subadviser searches for companies that demonstrate a majority or, in the subadviser’s opinion, an appropriate mix of the following characteristics:

•	First class management evidence by a proven track record, significant alignment of interests in business, and intelligent application of capital;
•	Strong financial condition and satisfactory profitability evidenced by a strong balance sheet, low cost structure, high returns on capital; and
•	Strong competitive positioning evidenced by non-obsolescent products and/or services, dominant or growing market share, global presence and brand names.

The subadviser also analyzes each company’s common stock, seeking to purchase those that are attractive to the subadviser based on its assessment of a company’s worth. The subadviser seeks to invest in companies for the long term and may sell a security for a variety of reasons, including if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors

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SunAmerica Series Trust

Portfolio Summary: Davis Venture Value Portfolio

affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.73% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.98%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	33.48%	2.16%	3.11%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Davis Selected Advisers, L.P. d/b/a Davis Advisors.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Christopher C. Davis	1999	Portfolio Manager
Kenneth C. Feinberg	1999	Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	1.11%
Service (12b-1) Fees	None
Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses(1)	1.31%

(1)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio’s most recent annual report, which does not include Acquired Fund Fees and Expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$133	$415	$718	$1,579

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies that its subadviser believes have above-average growth prospects in emerging markets outside the U.S.

An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle.

While the Portfolio may invest in companies of any size, it invests significantly in small-cap and mid-cap companies. The Portfolio may also invest in hybrid instruments, equity swaps and options and futures, for both hedging and non-hedging purposes.

The subadviser’s emerging markets equity strategy is a broadly diversified approach across both countries and sectors. The Portfolio will invest in emerging market companies using an integrated, three-dimensional investment process combining country, sector, and stock selection sources that the subadviser believes will contribute most to performance. The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

16
SunAmerica Series Trust

Portfolio Summary: Emerging Markets Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI Emerging Markets Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 34.42% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.23% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 2.11%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	76.70%	14.29%	7.96%
MSCI Emerging Markets Index	79.02%	15.88%	10.09%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Daniel Graña	2003	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

17
SunAmerica Series Trust

Portfolio Summary: Equity Index Portfolio

Investment Goal

The Portfolio’s investment goal is investment results that correspond with the performance of the stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the “Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.40%
Service (12b-1) Fees	None
Other Expenses	0.47%
Total Annual Portfolio Operating Expenses	0.87%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$89	$278	$482	$1,073

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 90% of its net assets in common stocks included in the Index.

The S&P 500® Index is an unmanaged market-value weighted index consisting of 500 stocks chosen for market size, liquidity, sector performance and other factors. The Index tracks the performance of the large cap U.S. equity market. As of March 31, 2010, market capitalizations of companies in the Index ranged from approximately $1.26 billion to $316 billion, with a median market capitalization of $9.35 billion.

The subadviser may achieve the Portfolio’s objective by either investing in all or substantially all of the stocks included in the Index or, in the alternative, investing in a sampling of stocks included in the Index by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. Stocks not in the Index may be held before or after changes in the composition of the Index or if they have characteristics similar to stocks in the Index.

The Portfolio also may invest up to 10% of its total assets in derivatives such as stock index futures contracts, options on stock indices and options on stock index futures. The Portfolio makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of Portfolio assets devoted to replicating the composition of the Index and to reduce transaction costs.

Because the Portfolio may not always hold all of the stocks included in the Index, and because the Portfolio has expenses and the index does not, the Portfolio will not duplicate the index’s performance precisely. However, the subadviser believes there should be a close correlation between the Portfolio’s performance and that of the Index in both rising and falling markets.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

18
SunAmerica Series Trust

Portfolio Summary: Equity Index Portfolio

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Failure to Match Index Performance.  The ability of the Portfolio to replicate the performance of the S&P 500 ® may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of the Portfolio, commissions, and other expenses. When the Portfolio employs a sampling or ‘optimization’ strategy, the Portfolio is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Portfolio may perform differently than the underlying index.

“Passively Managed” Strategy Risk.  The Portfolio will not deviate from its strategy, except to the extent necessary to comply with federal tax laws. If the Portfolio’s strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 15.83% (quarter ended June 30, 2009) and the lowest return for a quarter was -21.85% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 5.35%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	25.76%	-0.04%	-1.42%
S&P 500® Index	26.46%	0.42%	-0.95%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by FAF Advisors, Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Walter A. French	1999	Senior Portfolio Manager and Director of Equity Securities Risk Management and Quantitative Products
David A. Friar	2000	Portfolio Manager and Quantitative Equity Analyst

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

19
SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio

Investment Goal

The Portfolio’s investment goal is long term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.78%
Service (12b-1) Fees	None
Other Expenses	0.25%
Total Annual Portfolio Operating Expenses	1.03%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$105	$328	$569	$1,259

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity investments selected for their potential to achieve capital appreciation over the long term. Other types of equity securities in which the Portfolio may invest include convertible securities, warrants and rights. The Portfolio may also invest in foreign investments, including emerging markets.

In selecting securities to buy or sell for the Portfolio, the portfolio managers use an investment process that uses multi-factor quantitative models to rank more than 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models:  The Portfolio uses both “top down” and “bottom up” quantitative models.

•	The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.
•	The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. More than a hundred company-specific factors are analyzed in constructing the “bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models may be used for each of the different market capitalization segments. These models incorporate both macro-economic variables and seasonal effects to attempt to predict the performance of the company specific factors.

Portfolio Construction:  The Portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Portfolio aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

In addition to quantitative research, the Portfolio’s managers try to reduce risk by carefully controlling the portfolio weight of any one security in the Portfolio. The Portfolio attempts to reduce its exposure to individual security risk by diversifying its investments across a broad number of stocks, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Portfolio’s assets in any one company. The subadviser may engage in frequent and active trading of portfolio securities.

20
SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 3000® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2007, OppenheimerFunds, Inc. assumed subadvisory duties of the Portfolio. Prior to May 1, 2007, Federated Equity Management of Pennsylvania served as subadviser. Also, effective May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -22.60% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 5.91%.

21
SunAmerica Series Trust

Portfolio Summary: Equity Opportunities Portfolio

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	32.03%	-0.12%	1.12%
Russell 3000® Index	28.34%	0.76%	-0.20%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by OppenheimerFunds, Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Manind Govil, CFA	2009	Senior Vice President and Portfolio Manager
Anthony W. Gennaro, Jr., CPA, CFA	2009	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

22
SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.84%
Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.18%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$120	$375	$649	$1,432

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity and debt securities of companies and governments outside the U.S., including emerging markets. The Portfolio invests in companies across all market capitalization ranges, including mid- and small-cap companies. When choosing equity investments for the Portfolio, the subadviser applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The subadviser also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

The Portfolio may invest up to 25% of its assets in emerging markets securities and in foreign debt securities. Depending upon current market conditions, the Portfolio may invest in debt securities of countries and governments located anywhere in the world. The Portfolio’s foreign investments may include depositary receipts. The Portfolio, from time to time, may have significant investments in one or more countries or in particular sectors, such as financial institutions or industrial companies.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

23
SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Country, Sector or Industry Focus Risk.  To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting that single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Depositary Receipts Risk.  Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 21.41% (quarter ended June 30, 2009) and the lowest return for a quarter was -19.57% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was -0.95%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 3
	Year	Years	(9/30/02)

Class 3 Shares	29.96%	4.07%	10.20%
MSCI EAFE Index	31.78%	3.54%	10.85%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Templeton Investment Counsel, LLC.

24
SunAmerica Series Trust

Portfolio Summary: Foreign Value Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Antonio T. Docal	2001	Senior Vice President and Portfolio Manager
Tina Sadler	2007	Vice President and Portfolio Manager
Gary P. Motyl	2005	Chief Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

25
SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio

Investment Goal

The Portfolio’s investment goal is high current income and, secondarily, capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.64%
Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.99%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$101	$315	$547	$1,213

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on “B” rated high-yield securities.

In addition to junk bonds, the Portfolio may invest in other fixed-income securities, primarily convertible bonds, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Portfolio also may invest in U.S. government securities, investment grade bonds and pay-in-kind (PIK) bonds. The Portfolio may invest in foreign securities and may make short-term investments.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically

26
SunAmerica Series Trust

Portfolio Summary: High-Yield Bond Portfolio

issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Merrill Lynch High Yield Master II Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 17.90% (quarter ended June 30, 2009) and the lowest return for a quarter was -24.21% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.51%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 3
	Year	Years	(9/30/02)

Class 3 Shares	41.92%	3.80%	9.75%
Merrill Lynch High Yield Master II Index	57.51%	6.35%	10.53%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by PineBridge Investments, LLC.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Bryan Petermann	2001	Managing Director and Head of High Yield
John Yovanovic, CFA	2001	Managing Director and Head of High Yield Portfolio Management
Tim Lindvall, CFA	2002	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Investment Goal

The Portfolio’s investment goal is long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.84%
Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	1.22%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$124	$387	$670	$1,477

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily (in accordance with country and sector weightings determined by the subadviser) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in equity securities, primarily common stock, convertible securities, warrants and rights. Up to 20% of the Portfolio’s net assets may be invested in securities of issuers located in emerging markets.

The Portfolio may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. For example, the Portfolio may engage in forward foreign currency transactions for hedging purposes or to enhance return. Derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and may not serve their intended purposes.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

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SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Non-Hedging Foreign Currency Trading Risk.  The Portfolio may engage in forward foreign currency transactions for speculative purposes. The Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the MSCI EAFE Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 26.09% (quarter ended June 30, 2009) and the lowest return for a quarter was -18.85% (quarter ended September 30, 2008). The year to date calendar return as of March 31, 2010 was 0.23%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 3
	Year	Years	(9/30/02)

Class 3 Shares	28.77%	4.58%	9.17%
MSCI EAFE® Index	31.78%	3.54%	10.85%

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SunAmerica Series Trust

Portfolio Summary: International Diversified Equities Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Morgan Stanley Investment Management Inc.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Ann Thivierge	1994	Managing Director and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

Investment Goal

The Portfolio’s investment goal is growth of capital and, secondarily, current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.93%
Service (12b-1) Fees	None
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.05%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 133% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing primarily in common stocks of companies outside the U.S. that the subadviser considers undervalued by the market and that the subadviser believes offer a potential for income. The Portfolio primarily invests in large cap foreign stocks and will also invest in mid-cap foreign stocks. A portion of the Portfolio’s foreign investments may be in securities of issuers located in emerging markets.

The Portfolio will invest mainly in value stocks. Value stocks are those that the subadviser believes are currently undervalued by the market. The subadviser may engage in frequent and active trading of portfolio securities.

In addition, the Portfolio may invest in fixed income securities (up to 20% of net assets), including junk bonds.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market”

31
SunAmerica Series Trust

Portfolio Summary: International Growth & Income Portfolio

countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P BMI Developed Ex-US Large Midcap Value Index (formerly, S&P/Citigroup World ex-US Value Primary Markets Index). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 24.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.70% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 1.01%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	27.73%	1.47%	1.03%
S&P BMI Developed Ex-US Large Midcap Value Index	33.96%	4.98%	4.18%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Putnam Investment Management, LLC.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Darren Jaroch	1999	Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

32
SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio

Investment Goal

The Portfolio’s investment goal is reasonable growth of income and long term growth and appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.70%
Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.04%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$106	$331	$574	$1,271

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal market conditions, at least 65% of its assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stock, and depositary receipts for those securities. The Portfolio may invest up to 25% of its net assets in foreign securities, including emerging market securities.

In selecting investments for the Portfolio, the subadviser is not constrained to any particular investment style. The subadviser may invest the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations. With respect to the Portfolio’s investments in debt instruments, the subadviser generally invests substantially all of these investments in investment grade debt instruments.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate these and other factors may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes.

Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or

33
SunAmerica Series Trust

Portfolio Summary: MFS Massachusetts Investors Trust Portfolio

economic trends and developments affecting industries or the securities market as a whole.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 14.83% (quarter ended September 30, 2009) and the lowest return for a quarter was -20.12% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 4.41%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 3
	Year	Years	(9/30/02)

Class 3 Shares	26.42%	2.66%	6.96%
S&P 500® Index	26.46%	0.42%	6.51%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

T. Kevin Beatty	2004	Investment Officer
Nicole Zatlyn	2005	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

34
SunAmerica Series Trust

Portfolio Summary: MFS Total Return Portfolio

Investment Goal

The Portfolio’s investment goal is reasonable current income, long term capital growth and conservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.64%
Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.97%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its investment goal by investing in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio will invest between 40% and 75% of its assets in equity securities (i.e., common stocks, preferred stocks, securities convertible into stock, and depository receipts for those securities) and at least 25% of its assets in fixed-income senior securities. The Portfolio may invest up to 25% of net assets in fixed-income securities, which may include corporate bonds, U.S. Government securities, mortgage- and asset-backed securities and foreign government securities. The Portfolio may invest in foreign securities.

The subadviser focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. While the Portfolio may invest its assets in companies of any size, the Portfolio generally focuses on companies with large capitalizations. Generally, substantially all of the Portfolio’s investments in debt instruments are investment grade.

The subadviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of a debt instrument and its features may also be considered.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

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Portfolio Summary: MFS Total Return Portfolio

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The risk that the portfolio manager’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Large-Cap Companies Risk.  Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Credit Risk.  Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Call Risk.  The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by the Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Interest Rate Fluctuations Risk.  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. In periods of very low short-term interest rates, the Portfolio’s yield may become negative, which may result in a decline in the value of your investment.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Prepayment and Extension Risk.  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Foreign Sovereign Debt Risk.  Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting

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Portfolio Summary: MFS Total Return Portfolio

in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Securities Selection Risk.  A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index and a Blended Index. The Blended Index consists of 35% Barclays Capital U.S. Aggregate Bond Index, 55% S&P 500® Index and 10% Treasury Bills. The returns for Treasury Bills and the Blended Index for the period of inception of the Class 2 shares are from the month end following the date of inception. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 11.54% (quarter ended June 30, 2009) and the lowest return for a quarter was -12.07% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 3.59%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
	1	5	Class 3
	Year	Years	(9/30/02)

Class 3 Shares	18.20%	1.88%	5.59%
S&P 500® Index	26.46%	0.42%	6.51%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	4.81%
Treasury Bills	0.15%	2.72%	2.26%
Blended Index	16.75%	2.54%	5.79%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Massachusetts Financial Services Company.

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Portfolio Summary: MFS Total Return Portfolio

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Brooks A. Taylor	2004	Investment Officer
Steven R. Gorham	2003	Investment Officer
Nevin P. Chitkara	2006	Investment Officer
Michael W. Roberge	2003	President, Chief Investment Officer of U.S. Investments, and Co-Director of Global Research
William P. Douglas	2005	Investment Officer
Richard O. Hawkins	2005	Investment Officer
Joshua P. Marston	2008	Investment Officer

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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SunAmerica Series Trust

Portfolio Summary: Mid-Cap Growth Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.79%
Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	1.14%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$116	$362	$628	$1,386

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities (common stocks, preferred stocks and convertible securities) of medium-sized companies that the subadviser believes have above-average growth potential. Medium-sized companies will generally include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

The Portfolio may invest up to 20% of its net assets in foreign securities, including securities of issuers located in emerging markets. The Portfolio may invest in fixed income securities, principally corporate securities. The Portfolio also may invest up to 10% of its assets in high-yield debt securities (junk bonds).

In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the subadviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The subadviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the subadviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The subadviser sells a security for several reasons. The subadviser may sell a security due to a change in the company’s fundamentals. a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the subadviser may also sell a security which the subadviser no longer considers reasonably valued.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee

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Portfolio Summary: Mid-Cap Growth Portfolio

that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Medium Sized Companies Risk.  Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Growth Stock Risk.  Growth stocks are historically volatile, which will affect the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at time of purchase.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell Midcap® Growth Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

J.P. Morgan Investment Management Inc. assumed subadvisory duties of the Portfolio on May 1, 2007. Prior to May 1, 2007, Massachusetts Financial Services Company served as subadviser.

On May 1, 2007, the management fee rate for the Portfolio increased. If the higher fee rate had been in effect during the periods shown in the bar chart and performance table, returns would have been less than those shown.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 18.23% (quarter ended June 30, 2003) and the lowest return for a quarter was -26.76% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 6.09%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
			Class 3
	1 Year	5 Years	(9/30/02)

Class 3 Shares	42.15%	-0.28%	6.90%
Russell Midcap® Growth Index	46.29%	2.40%	10.22%

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Portfolio Summary: Mid-Cap Growth Portfolio

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by J.P. Morgan Investment Management Inc.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Timothy Parton	2007	Managing Director of the U.S. Equity Group
Christopher Jones	2007	Managing Director and Chief Investment Officer of the U.S. Equity Group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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SunAmerica Series Trust

Portfolio Summary: Small & Mid Cap Value Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	0.94%
Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.26%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$128	$400	$692	$1,523

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with small and medium market capitalizations that the subadviser determines to be undervalued.

The subadviser uses proprietary quantitative research tools that balance valuation against quality factors to identify the most attractive stocks in the small and mid capitalization universe. It then performs rigorous fundamental company and industry research to determine the long term earnings power of those companies. Once a stock’s expected return has been established from these quantitative and fundamental perspectives, its risk penalty or benefit is assessed and the portfolio is constructed with those companies with the most attractive risk adjusted returns.

The Portfolio may invest in convertible securities (up to 20% of net assets), rights and warrants (up to 10% of net assets) and foreign securities (up to 15% of net assets).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Small and Medium Sized Companies Risk.  Securities of small and medium sized companies are usually more volatile and entail greater risks than securities of large companies.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be

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Portfolio Summary: Small & Mid Cap Value Portfolio

affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2500® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 24.61% (quarter ended September 30, 2009) and the lowest return for a quarter was -27.16% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 12.91%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
			Class 3
	1 Year	5 Years	(9/30/02)

Class 3 Shares	42.15%	2.36%	9.96%
Russell 2500® Value Index	27.68%	0.84%	9.54%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by AllianceBernstein L.P.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

James MacGregor	2005	Chief Investment Officer for Small & Mid Cap Value Equities
Joseph Gerard Paul	2002	Co-Chief Investment Officer - U.S. Large Cap Value Equities and Chief Investment office - North American Value Equities
Andrew Weiner	2005	Director of Research for Small Cap Value Equities

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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SunAmerica Series Trust

Portfolio Summary: Small Company Value Portfolio

Investment Goal

The Portfolio’s investment goal is long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 3

Management Fees	1.00%
Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.36%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 3 Shares	$138	$431	$745	$1,635

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities of small companies. The equity securities in which the Portfolio may invest include common stocks, preferred stocks and convertible securities.

The Portfolio generally invests in equity securities that the subadviser believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, the subadviser focuses on companies that have stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales; recent sharp price declines but have the potential for good long-term earnings prospects, in the subadviser’s opinion; and/or valuable intangibles not reflected in the stock price, such as franchises, distribution networks, or market share for particular products or services, underused or understated assets or cash, or patents or trademarks. The subadviser employs a bottom-up stock selection process and the subadviser invests in securities without regard to benchmark comparisons.

The Portfolio may also invest in foreign securities (up to 15% of net assets).

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk.  The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Value Investing Risk.  The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

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Portfolio Summary: Small Company Value Portfolio

Small Sized Companies Risk.  Securities of small sized companies are usually more volatile and entail greater risks than securities of large companies.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Convertible Securities Risk.  The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Russell 2000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective August 28, 2002, Franklin Advisory Services, LLC assumed subadvisory duties of the Portfolio. Prior to August 28, 2002, U.S. Bancorp Asset Management served as subadviser.

(Class 3 Shares)

During the period shown in the bar chart, the highest return for a quarter was 24.60% (quarter ended September 30, 2009) and the lowest return for a quarter was -28.37% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2010 was 9.49%.

Average Annual Total Returns (For the periods ended December 31, 2009)

			Since
			Inception
			Class 3
	1 Year	5 Years	(9/12/05)

Class 3 Shares	31.73%	N/A	-0.99%
Russell 2000® Value Index	20.58%	-0.01%	-1.39%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised by Franklin Advisory Services, LLC.

Portfolio Managers

	Portfolio Manager
	of the Portfolio
Name	Since	Title

William J. Lippman	2002	President and Portfolio Manager
Bruce Baughman, CPA	2002	Senior Vice President and Portfolio Manager
Margaret McGee	2005	Vice President and Portfolio Manager
Y. Dogan Sahin	2007	Portfolio Manager
Don Taylor	2002	Senior Vice President and Portfolio Manager

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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Portfolio Highlights: Total Return Bond Portfolio

Investment Goal

The Portfolio’s investment goal is maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Shareholder Fees (fees paid directly from your investment)

The Portfolio is not subject to any Shareholder Fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class 1

Management Fees	0.60%
Service (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.68%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1 Shares	$69	$218	$379	$847

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 177% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of bonds (as defined below), including U.S. and foreign fixed-income investments with varying maturities. The average portfolio duration of the Portfolio normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Bond Index.

Bonds, for purposes of satisfying the 80% investment requirement, include:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

In addition, for purposes of satisfying the 80% investment requirement, the Portfolio may utilize forwards or derivatives such as options, futures contracts, or swaps agreements that have economic characteristics similar to the bonds mentioned above.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investor Services, or equivalently rated by Standard & Poor’s or Fitch Research, or, if unrated, determined by the subadviser to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities of issuers based in countries with developing (or “emerging market”) economies. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The

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Portfolio Highlights: Total Return Bond Portfolio

Portfolio may also invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The portfolio may invest up to 33 1/3% in short sales. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Risk of Investing in Bonds.  As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Foreign Investment Risk.  The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Emerging Markets Risk.  The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Risk of Investing in Junk Bonds.  The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Credit Quality Risk.  The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit rating typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.

Derivatives Risk.  A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the Glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Portfolio is exposed to credit quality risk of the counterparty.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a security or loan held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Hedging Risk.  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated.

Currency Volatility Risk.  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency

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Portfolio Highlights: Total Return Bond Portfolio

exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Issuer Risk.  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk.  The Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leverage risk. The use of leverage may cause the Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk.  The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Prepayment and Extension Risk.  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Short Sales Risk.  Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

U.S. Government Obligations Risk.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Active Trading Risk.  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the Barclays Capital U.S. Aggregate Bond Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

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Portfolio Highlights: Total Return Bond Portfolio

Effective May 1, 2008, Pacific Investment Management Company LLC (“PIMCO”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2008, Morgan Stanley Investment Management Inc. served as subadviser.

Performance for periods prior to May 1, 2008 reflects results when the Portfolio was managed as a global high-yield bond portfolio. The Portfolio may not achieve its investment goal and its performance may be impacted accordingly during this transition period.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.64% (quarter ended June 30, 2003) and the lowest return for a quarter was -6.72% (quarter ended September 30, 2001). The year to date calendar return as of March 31, 2010 was 2.02%.

Average Annual Total Returns (For the periods ended December 31, 2009)

	1	5	10
	Year	Years	Years

Class 1 Shares	11.65%	7.81%	6.50%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. The Portfolio is subadvised PIMCO.

Portfolio Manager

	Portfolio Manager
	of the Portfolio
Name	Since	Title

Chris P. Dialynas	2008	Managing Director, Portfolio Manager and senior member of the investment strategy group

For important information about purchase and sales of Portfolio shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 50.

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SunAmerica Series Trust

Important Additional Information

Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolios may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums

Tax Information

The Portfolios will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolios and their related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolios as underlying investment options in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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SunAmerica Series Trust

Additional Information About The Portfolios

In addition to the Portfolios’ principal investments discussed in their respective Portfolio Summaries, the Portfolios may from time-to-time invest in additional securities and utilize various investment techniques. We have described below those securities and the risks associated with those securities.

In addition to those described herein, there are other securities and investment techniques in which the Portfolios may invest in limited instances, which are not described in this Prospectus. These securities and investment practices are listed in the Trust’s Statement of Additional Information, which you may obtain free of charge (see back cover).

The principal investment goal and strategies for each of the Portfolios in this prospectus are non-fundamental and may be changed by the Board without investor approval. Investors will be given written notice in advance of any change to a Portfolio’s investment strategy that requires 80% of its net assets to be invested in certain securities.

Aggressive Growth Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); options and futures; and initial public offerings (“IPOs”). Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Securities Selection Risk

Alliance Growth Portfolio.  The Portfolio also invests in derivatives, including options and futures. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Balanced Portfolio.  The Portfolio may also invest in foreign securities (up to 15% of net assets); however, the intention of the portfolio manager is to invest primarily in domestic securities. The Portfolio may invest in derivatives, including options and futures, and illiquid securities (up to 15% of assets); may engage in active trading; and may engage in currency transactions and make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Counterparty Risk
•	Credit Quality Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Foreign Investment Risk
•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk

Cash Management Portfolio.  The Portfolio also may invest in municipal obligations, extendible commercial notes, funding agreements, and other high-quality short-term obligations. The Portfolio may invest in U.S. dollar denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Foreign Investment Risk
•	Market Risk

Corporate Bond Portfolio.  The Portfolio also may invest in derivatives, including options and futures (up to 10% of assets), illiquid securities (up to 15% of assets), and hybrid instruments; may engage in currency transactions; and may invest in credit swaps, total return swaps and interest-rate swaps, caps, floors, collars, pass-through and convertible securities. The Portfolio may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Convertible Securities Risk
•	Currency Volatility Risk
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Small- and Medium-Sized Companies Risk

Davis Venture Value Portfolio.  The Portfolio also may invest in U.S. government securities and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Financial Institutions Sector Risk
•	Headline Risk
•	Market Risk
•	Medium Sized Companies Risk
•	Securities Selection Risk
•	U.S. Government Obligations Risk

Emerging Markets Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), IPOs and fixed income securities; may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Illiquidity Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk

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Additional Information About The Portfolios

Equity Index Portfolio.  The Portfolio may make short-term and defensive investments; and may invest in registered investment companies, firm commitments and when-issued and delayed-delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

•	Market Risk
•	Medium Sized Companies Risk

Equity Opportunities Portfolio.  The Portfolio may make short-term and defensive investments, and may invest in options and futures, fixed income securities, preferred stocks, registered investment companies (including ETFs) and illiquid/restricted securities. Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk
•	Unseasoned Companies Risk

Foreign Value Portfolio.  The Portfolio also may invest in fixed-income securities of both U.S. and foreign corporate and government issuers; unlisted foreign securities (up to 15% of its assets), and make short-term investments. The Portfolio may invest in illiquid securities (up to 15% of its assets) and securities with a limited trading market (up to 10% of its assets). The Portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Additional risks that the Portfolio may be subject to are as follows:

•	Hedging Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Risk of Investing in Bonds
•	Securities Selection Risk
•	U.S. Government Obligations Risk

High-Yield Bond Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), loan participations and assignments and short sales. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Illiquidity Risk
•	Market Risk
•	Securities Selection Risk
•	Short Sales Risk

International Diversified Equities Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of its assets), options and futures (including options on security indices in an amount up to 15% of its assets), forward commitments, registered investment companies, exchange-traded funds (ETFs) and firm commitment agreements. The Portfolio may engage in currency transactions; and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk

International Growth and Income Portfolio.  The Portfolio also may invest in foreign small-cap stocks and domestic equity securities, hybrid instruments, equity swaps and initial public offerings (IPOs). The Portfolio also may engage in currency transactions and may make short-term investments. Additional risks that the Portfolio may be subject to are as follows:

•	Credit Quality Risk
•	Currency Volatility Risk
•	Hedging Risk
•	IPO Investing Risk
•	Market Risk
•	Securities Selection Risk
•	Small Sized Companies Risk

MFS® Massachusetts Investors Trust Portfolio.  The Portfolio may invest in warrants and rights; when issued and delayed-delivery transactions; futures; forward commitments; registered investment companies; corporate debt instruments, U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; emerging market securities; roll transactions; and variable and floating rate obligations. The Portfolio also may engage in currency transactions and may make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Currency Volatility Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	Risk of Investing in Bonds
•	Small and Medium Sized Companies Risk
•	U.S. Government Obligations Risk

MFS® Total Return Portfolio.  The Portfolio also may invest in municipal securities; warrants; zero-coupon, delayed interest and pay-in-kind (PIK) bonds; when-issued and delayed-delivery transactions; hybrid instruments; inverse floaters; options and futures; currency transactions; forward commitments; registered investment companies; loan participations; equity swaps; roll transactions; short sales; and variable and floating rate securities. The Portfolio may also

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Additional Information About The Portfolios

make short-term and defensive investments. Additional risks that the Portfolio may be subject to are as follows:

•	Active Trading Risk
•	Convertible Securities Risk
•	Currency Volatility Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Illiquidity Risk
•	Leverage Risk
•	Small and Medium Sized Companies Risk

Mid-Cap Growth Portfolio.  The Portfolio also may invest in warrants and rights; U.S. government securities, zero coupon, deferred interest and pay-in-kind (PIK) bonds; roll transactions; variable and floating rate obligations; when issued and delayed-delivery transactions; options and futures; forward commitments; and registered investment companies. Additional risks that the Portfolio may be subject to are as follows:

•	Convertible Securities Risk
•	Credit Quality Risk
•	Derivatives Risk
•	Market Risk
•	Securities Selection Risk

Small & Mid Cap Value Portfolio.  The Portfolio also may invest in technology companies, derivatives (put and call options on U.S. and non-U.S. exchanges, futures, forward commitments and swaps), illiquid securities (up to 15% of net assets) and repurchase agreements. The Portfolio may make short-term investments; and engage in currency swaps and forward currency exchange contracts. Additional risks that the Portfolio may be subject to are as follows:

•	Currency Volatility Risk
•	Derivatives Risk
•	Hedging Risk
•	Illiquidity Risk
•	Market Risk
•	Sector Risk
•	Securities Selection Risk
•	Technology Company Risk

Small Company Value Portfolio.  The Portfolio also may invest in illiquid securities (up to 15% of net assets); derivatives, such as futures and options; forward commitments; registered investment companies; firm commitments; when issued and delayed-delivery transactions; REITs; convertible securities, warrants and rights, and fixed income securities, such as U.S. government securities and corporate debt instruments. The Portfolio may make short-term investments Additional risks that the Portfolio may be subject to are as follows:

•	Derivatives Risk
•	Illiquidity Risk
•	Interest Rate Fluctuations Risk
•	Market Risk
•	Real Estate Industry Risk
•	Risk of Investing in Bonds
•	Securities Selection Risk
•	Sector Risk
•	U.S. Government Obligations Risk

Total Return Bond Portfolio.  The Portfolio may invest in illiquid securities, equity, initial public offerings (IPOs), other investment companies, forward commitments and when-issued, delayed delivery transactions. Additional risks that the Portfolio may be subject to are as follows:

•	Call Risk
•	Convertible Securities Risk
•	Equity Securities Risk
•	Illiquidity Risk
•	Insurer Risk
•	IPO Investing Risk

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Glossary

Investment Terminology

Capital appreciation/growth is an increase in the market value of securities held.

Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.

Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

An “emerging market” country is generally a country with a low or middle income economy or that is in the early stages of its industrial cycle. See definition of “Foreign securities” for additional information.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible bonds, convertible preferred stock, rights and warrants, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization represents the total market value of the outstanding securities of a corporation. See separate definition for Market Capitalization Ranges.”

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risk of owning the underlying securities they are designed to track. Although, lack of liquidity in an ETF results in its being more volatile and ETFs have management fees which increase their cost. The Portfolios’ ability to invest in ETFs is limited by the Investment Company Act of 1940.

Firm commitment agreements and when-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	Agency discount notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating

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agency (or is considered of comparable quality by the adviser or subadviser). The two best-known debt rating agencies are S&P and Moody’s. Investment grade refers to any security rated “BBB” or above by S&P or Fitch Ratings (“Fitch”), or “Baa” or above by Moody’s, or if unrated, determined to be of comparable quality by the subadviser.

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Mortgage-related and other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property.

•	Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. A Portfolio’s investment in U.S. government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (“PFICs”), American Depositary Receipts (“ADRs”) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by adviser or subadviser. Foreign securities includes those securities issued by companies whose principal securities trading markets are outside the U.S., that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S., that have a significant portion of their assets outside the U.S., that are linked to non-U.S. dollar currencies or that are organized under the laws of, or with principal offices in, another country.

Forward commitments are commitments to purchase or sell securities at a future date. If a Portfolio purchases a forward commitment, it assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, if a Portfolio sells such securities, it does not participate in further gains or losses on the date of the agreement.

Fundamental Analysis is a method of evaluating a security or company by attempting to measure its intrinsic value by examining related economic, financial and other qualitative and quantitative factors.

A “Growth” philosophy is a strategy of investing in securities believed to offer the potential for capital

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appreciation. It focuses on securities of companies that are considered to have a historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

“High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default.

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a credit linked note, in which a special purpose entity issues an over-the-counter structured note that is intended to replicate a bond or a portfolio of bonds, or with respect to the unsecured credit of an issuer.

Illiquid/Restricted securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Income is interest payments from bonds or dividends from stocks.

Inflation swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.

Interest rate swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Inverse floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s 15% limitation on investments in such securities.

Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in the Portfolios and the indices described below change over time. A Portfolio will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Portfolios, except as noted on a Portfolio’s Summary:

•	Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion.

•	Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion.

•	Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market

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capitalization range of the companies in the Index was $78 million to $1.7 billion.

Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

“Net assets” takes into account borrowings for investment purposes.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices in which the Portfolios may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Portfolio purchases an over-the-counter swaption, it increases its credit risk exposure to the counterparty.

Qualitative analysis uses subjective judgment based on nonquantifiable information, such as but not limited to management expertise, industry cycles, strength of research and development, and labor relations. This type of analysis technique is different than quantitative analysis, which focuses on numbers. The two techniques, however, will often be used together.

Quantitative analysis is an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a fund to buy. Quantitative analysis may look at traditional indicators such as price-to-book value, price-to-earnings ratios, cash flow, dividends, dividend yields, earnings, earning yield, among others.

Registered investment companies are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

Roll transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses. With respect to the Cash Management Portfolio, short-term investments may also include investment in taxable municipal obligations which are debt obligations of a state or local government entity and an outgrowth of the tax reform act of 1986, which restricted the issuance of traditional tax-exempt securities. Taxable municipal bonds are issued as private purpose bonds to finance such prohibited projects as a sports stadium, as municipal revenue bonds where caps apply, or as public purpose bonds where the 10% private use limitation has been exceeded.

Total return is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

A “Value” philosophy is a strategy of investing in securities that are believed to be undervalued in the market. It often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

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Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

Risk Terminology

Active Trading Risk – A strategy used whereby a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Call Risk – The risk that an issuer will exercise its right to pay principal on a debt obligation (such as a mortgage-backed security) that is held by a Portfolio earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Concentration Risk – A Portfolio concentrates its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Convertible Securities Risk – The values of the convertible securities in which a Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Counterparty Risk – Counterparty risk is the risk that a counterparty to a security or loan held by a Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

Country, Sector or Industry Focus Risk – To the extent the Portfolio invests a significant portion of its assets in one or only a few countries, sectors or industries at a time, the Portfolio will face a greater risk of loss due to factors affecting not single or those few countries, sectors or industries than if the Portfolio always maintained wide diversity among the countries, sectors and industries in which it invests.

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. A Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

Credit Quality Risk – The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue Junk Bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency Volatility Risk – The value of a Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar-denominated securities.

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Depositary Receipts Risk – Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk – A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, a Portfolio will be exposed to the risks associated with hedging described below. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Emerging Markets Risk – The risks associated with investment in foreign securities are heightened when issuers of these securities are in developing or “emerging market” countries. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries.

Equity Securities Risk – This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Financial Institutions Sector Risk – Banks and financial institutions are subject to potentially restrictive government controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in this sector may be very sensitive to interest rate changes throughout the world.

Foreign Investment Risk – Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. government foreign investments will also be affected by local political or economical developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Foreign Sovereign Debt Risk – Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political. social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.

Growth Stock Risk – Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Headline Risk – Some investments may be made when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company’s financial reports or corporate governance may be challenged, the company’s annual report may disclose a weakness in internal controls, greater government regulation may be contemplated, or other adverse

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events may threaten the company’s future. While an investment manager will research companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Hedging Risk – A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges, there is an additional risk, to the extent that these transactions create exposure to currencies in which a Portfolio’s securities are not denominated. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity Risk – When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Portfolio’s share price may fall dramatically. Portfolios that invest in non- investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Insurer Risk – A Portfolio may purchase municipal and mortgage- and asset-backed securities that are insured under policies issued by certain insurance companies. Insured municipal and mortgage- and asset-backed securities typically receive a higher credit rating, allowing the issuer of the securities to pay a lower interest rate. In purchasing such insured securities, the portfolio manager gives consideration to the credit quality of the both the issuer and the insurer. The insurance reduces the credit risk for a particular security by supplementing the creditworthiness of the underlying security and provides an additional source for payment of the principal and interest of a security in the case the original issuer defaults. Certain of the insurance companies that provide insurance for these securities provide insurance for sub-prime securities. Recently, the value of sub-prime securities (securities backed by subprime loans or mortgages) has declined and some may default, increasing a bond insurer’s risk of having to make payments to holders of those securities. In addition, some of these insurers have sold insurance, in the form of credit default swaps, on these same securities. Because of those risks, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent and be unable to pay in the event the issuer defaults. In either event, the securities insured by such an insurance company may become susceptible to increased risk lower valuations and possible loss.

Interest Rate Fluctuations Risk – Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Initial Public Offering Investing Risk – A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods or time.

Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large-Cap Companies Risk – Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.

Leverage Risk – A Portfolio may engage in certain transactions that expose it to leverage risk. Such transactions may include among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leverage risk. The use of leverage may cause a Portfolio to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase a Portfolio’s exposure to market risk, interest rate risk or other risks, and thus may cause a Portfolio to be more volatile than if the Portfolio had not utilized leverage.

Market Risk – A Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company

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may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Non-Hedging Foreign Currency Trading Risk – A Portfolio may engage in forward foreign currency transactions for speculative purposes. A Portfolio may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Portfolio. Some of the transactions may also be subject to interest rate risk.

“Passively Managed” Strategy Risk – A Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks for other reasons, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

Prepayment and Extension Risk – Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. In periods of increasing interest rates, the occurrence of prepayments generally declines, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Real Estate Industry Risk – Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

Risks of Investing in Bonds – As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Risks of Investing in Junk Bonds – A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.

Sector Risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

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Securities Selection Risk – A strategy used by a Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.

Short Sales Risk – Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.

Small and Medium Sized Companies Risk – Companies with smaller market capitalization (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are usually more volatile and entail greater risks than securities of large companies. In addition, small and medium sized companies may be traded in over-the-counter (OTC) markets as opposed to being traded on an exchange. OTC securities may trade less frequently and in smaller volume than exchange-listed stocks, which may cause these securities to be more volatile than exchange-listed stocks and may make it more difficult to buy and sell these securities at prevailing market prices. The Portfolios determine relative market capitalizations using U.S. standards. Accordingly, a Portfolio’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States.

Technology Company Risk – There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others.

Unseasoned Companies Risk – Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans, and to extend credit to FNMA and FHLMC through emergency funds and the purchase of entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Value Investing Risk – The portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

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About the Indices

The Barclays Capital U.S. Aggregate Bond Index combines several fixed-income indices to give a broad view of the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Credit Index is a broad measure of the U.S. investment grade corporate bond market that includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

The Barclays Capital U.S. High Yield 2% Issuer Cap Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least 1 year to maturity.

The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the US domestic market.

The Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia and Far East) measures the performance of companies representative of the market structure of 21 countries in Europe, Australasia and the Far East.

The Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM measures the performance of companies representative of the market structure of 26 emerging market economies. The MSCI Emerging Markets Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500® Value Index measures the performance of small to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the U.S. equity market.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

The S&P BMI Developed Ex-US Large Midcap Value Index (formerly, the S&P/Citigroup World ex-US Value Primary Markets Index) is an unmanaged index of mostly large and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

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Information about the
Investment Adviser and Manager

SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $39 billion as of January 31, 2010. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with unaffiliated subadvisers approved by the Board of Trustees (the “Board”) without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for new or existing portfolios, change the terms of particular agreements with subadvisers or continue the employment of existing subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any subadviser changes. Affiliated subadvisers selected and approved by the Board are subject to shareholder approval.

Shareholders of a Portfolio have the right to terminate an agreement with a subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

A discussion regarding the basis for the Board’s approval of investment advisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2010, each Portfolio paid SAAMCo a fee, before any advisory fee waivers, equal to the following percentage of average daily net assets:

Portfolio	Fee
Aggressive Growth Portfolio	0.75%
Alliance Growth Portfolio	0.62%
Balanced Portfolio	0.67%
Cash Management Portfolio	0.44%
Corporate Bond Portfolio	0.53%
Davis Venture Value Portfolio	0.72%
Emerging Markets Portfolio	1.11%
Equity Index Portfolio	0.40%
Equity Opportunities Portfolio	0.78%
Foreign Value Portfolio	0.84%
High-Yield Bond Portfolio	0.64%
International Diversified Equities Portfolio	0.84%
International Growth and Income Portfolio	0.93%
MFS Massachusetts Investors Trust Portfolio	0.70%
MFS Total Return Portfolio	0.64%
Mid-Cap Growth Portfolio	0.79%
Small & Mid Cap Value Portfolio	0.94%
Small Company Value Portfolio	1.00%
Total Return Bond Portfolio	0.60%

SAAMCo is voluntarily waiving on an annual basis a portion of its Management Fees for the Portfolios set forth below:

Amount of
Waiver
Equity Index Portfolio	0.05%
International Growth & Income Portfolio	0.05%

Because the waiver of Management Fees is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” set forth in each Portfolio’s Annual Portfolio Operating Expenses table in the Portfolio Summaries. In addition, this additional waived amount will not be taken into account when determining the ability of SAAMCo to recoup any previously waived or reimbursed expenses.

SAAMCo has voluntarily agreed to waive fees and/or reimburse expenses so that the Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement for the following Portfolio does not exceed the amounts set forth below:

Class 1
Equity Index Portfolio	0.55%

These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The voluntary waivers and/or reimbursements described above, with the exception of the Management Fee waivers, are subject to recoupment by SAAMCo from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and maintain the voluntary expense limitations listed above.

The “Other Expenses” included in the Total Annual Portfolio Operating Expenses in the Portfolio Summaries for the following Portfolios include acquired fund fees and expenses, which were less than 0.01%: Aggressive Growth, Balanced and Equity Opportunities Portfolios. Acquired fund fees and expenses include fees and expenses incurred indirectly by a Portfolio as a result of investment in shares of one or more mutual funds, hedge funds, private equity funds or pooled investment vehicles. The fees and expenses will vary based on the Portfolio’s

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allocation of assets to, and the annualized new expenses of, the particular acquired fund.

Through expense offset arrangements resulting from broker commission recapture, a portion of certain Portfolio’s “Other Expenses” have been reduced. The Other Expenses shown in the Portfolios’ Annual Portfolio Operating Expenses table in the Portfolio Summaries do not take into account this expense reduction and are, therefore, higher than the actual expenses of these Portfolios. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for the following Portfolios as of January 31, 2010 would have been as follows:

	Class 1	Class 3
Aggressive Growth Portfolio	0.93%	N/A
Alliance Growth Portfolio	0.67%	N/A
Balanced Portfolio*	0.84%	N/A
Davis Venture Value Portfolio*	0.77%	N/A
Emerging Markets Portfolio	1.24%	N/A
International Growth and Income Portfolio	1.04%	N/A
MFS Massachusetts Investors Trust Portfolio	N/A	1.03%
MFS Total Return Portfolio	N/A	0.96%
Mid-Cap Growth Portfolio	N/A	1.13%
Small & Mid Cap Value Portfolio	N/A	1.24%
* The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

The Expense Example in the Portfolio Summaries do not take into account voluntary fee waivers and/or expense reimbursements by the adviser and expense reductions resulting from brokerage commission recapture amounts that are shown above. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these fee waivers and/or expense reimbursements, expense recoupments, and expense reductions.

	1	3	5	10
	Year	Year	Year	Year

Aggressive Growth Portfolio
(Class 1 shares)	$95	$296	$515	$1,143

Alliance Growth Portfolio
(Class 1 shares)	$68	$214	$373	$835

Balanced Portfolio**
(Class 1 shares)	$86	$268	$466	$1,037

Davis Venture Value**
(Class 1 shares)	$79	$246	$428	$954

Emerging Markets Portfolio
(Class 1 shares)	$126	$393	$681	$1,500

Equity Index Portfolio
(Class 1 shares)	$56	$176	$307	$689

International Growth and Income Portfolio
(Class 1 shares)	$101	$315	$547	$1,213

MFS Massachusetts Investors Trust Portfolio
(Class 3 shares)	$105	$328	$569	$1,259

MFS Total Return Portfolio
(Class 3 shares)	$98	$306	$531	$1,178

Mid-Cap Growth Portfolio
(Class 3 shares)	$115	$359	$622	$1,375

Small & Mid Cap Value Portfolio
(Class 3 shares)	$126	$393	$681	$1,500

** The amount of the voluntary fee waiver and/or expense reimbursements by SAAMCo and expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have primary responsibility for the day today management of the Portfolios are set forth herein. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SAAMCo compensates the various subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with a subadviser without shareholder approval.

A discussion regarding the basis for the Board’s approval of subadvisory agreements for the Portfolios is available in the Trust’s Annual Report to shareholders for the period ended January 31, 2010.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the adviser/subadviser to determine their compensation.

AllianceBernstein L.P. (AllianceBernstein) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein does business in certain circumstances, including its role as subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name Bernstein Value Equities, a unit of AllianceBernstein. As of January 31, 2010, AllianceBernstein had approximately $480 billion in assets under management.

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The Alliance Growth Portfolio is managed by Scott Wallace and David F. Randell. Mr. Wallace, Senior Vice President of AllianceBernstein and Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2001. Prior to joining AllianceBernstein, he was with JP Morgan Investment Management, Inc. for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Randell, Senior Vice President of AllianceBernstein and US Large Cap Growth Portfolio Manager, joined AllianceBernstein in 2007. Prior to joining AllianceBernstein, he was with GTCR Golder Rauner LLC, a leading private equity firm, where he was a principal and member of the Investment Committee. Previously, Mr. Randell spent seven years at Dresdner Kleinwort Wasserstein serving as a Managing Director in the investment banking group, specializing in mergers and acquisitions.

The Small & Mid Cap Value Portfolio is managed by AllianceBernstein’s North America Value Investment Policy Group, which is comprised of James MacGregor, Joseph Gerard Paul and Andrew Weiner. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer for Small & Mid Cap Value Equities. Mr. Paul joined AllianceBernstein in 1987 and is currently the Co-Chief Investment Officer — U.S. Large Cap Value Equities and Chief Investment office — North American Value Equities. Mr. Weiner joined AllianceBernstein in 1997 and is currently the Director of Research for Small Cap Value Equities.

BofA Advisors, LLC (BofA Advisors) (formerly Columbia Management Advisors, LLC) is located at 100 Federal Street, Boston, MA 02110. BofA Advisors is a registered investment adviser and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, BofA Advisors acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of January 31, 2010, BofA Advisors had approximately $303.7 billion in assets under management.

Patrick Ford, Dale Albright and Erica McKinley are responsible for the day-to-day management of the Cash Management Portfolio. Mr. Ford, Managing Director, has been associated with BofA Advisors or its predecessors as an investment professional, and has provided service to the Portfolio, since May 2007. Prior to joining BofA Advisors, Mr. Ford was a portfolio manager at BlackRock. Mr. Albright, Director, has been with BofA Advisors or its predecessors as an investment professional since 2008. Prior to joining BofA Advisors, Mr. Albright was a portfolio manager for Morgan Stanley Investment Management from 1990 to 2008. Ms. McKinley, Vice President, has been associated with BofA Advisors or its predecessors as an investment professional since 2000.

Davis Selected Advisers, L.P. d/b/a Davis Advisors (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SunAmerica) for the assets of the Portfolios allocated to it. As of January 31, 2010, Davis had approximately $70 billion in assets under management.

The Davis Venture Value Portfolio is co-managed by Christopher C. Davis and Kenneth C. Feinberg. Mr. Davis has been employed by Davis since 1989 as a Research Analyst, Assistant Portfolio Manager, Co-Portfolio Manager, and Portfolio Manager. Mr. Feinberg has been employed by Davis since 1994 as a Research Analyst, Assistant Portfolio Manager, and Portfolio Manager.

FAF Advisors, Inc. (FAF) is located at 800 Nicollet Mall, Minneapolis, MN 55402. FAF (formerly U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Piper Jaffray Asset Management) serves as investment adviser to separately managed accounts, in addition to the First American Family of Funds. As of January 31, 2010, FAF had more than $96 billion in assets under management.

The Equity Index Portfolio is managed by Walter A. French and David A. Friar. Mr. French has served as the primary manager of the Portfolio since joining FAF in 1999. Mr. Friar, Quantitative Equity Analyst, has co-managed the Portfolio since July 2000.

Federated Investment Management Company (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and affiliated companies serve as investment advisers to a number of investment companies and private accounts. As of January 31, 2010, Federated and affiliated companies had approximately $385 billion in assets under management.

The Corporate Bond Portfolio is managed by the following portfolio managers: Joseph M. Balestrino, Mark E. Durbiano, Brian S. Ruffner and Christopher J. Smith. Mr. Balestrino joined Federated in 1986 and is currently a Senior Vice President, Senior Portfolio Manager, Fixed Income Market Strategist and Head of the Domestic High Grade Corporate Bond Group. Mr. Durbiano joined Federated in 1982 and is currently a Senior Vice President, Senior Portfolio Manager and Head of the Domestic High Yield Group. Mr. Ruffner joined Federated in 1994 and is currently a Vice President and Senior Investment Analyst. Mr. Smith joined Federated in 1995 and is currently a Vice President and Senior Portfolio Manager. Mr. Balestrino, Mr. Durbiano and Mr. Smith hold the Chartered Financial Analyst designation. Mr. Balestrino serves as a back-up portfolio manager to the Portfolio.

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Franklin Advisory Services, LLC (Franklin) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2010, Franklin Templeton Investments managed approximately $548 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Small Company Value Portfolio is managed by an investment team led by William J. Lippman. Backup portfolio managers of the Portfolio include Bruce Baughman, CPA, Margaret McGee, Y. Dogan Sahin, CFA, and Don Taylor. Mr. Lippman joined Franklin in 1988 and is currently President of Franklin and a Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Baughman joined Franklin in 1988 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team. Ms. McGee joined Franklin in 1988 and is currently a Vice President and Portfolio Manager. She is a member of the Franklin Institutional Small Cap Value Equity Management team. Mr. Sahin joined Franklin in 2001 and is currently a portfolio manager. Prior to joining Franklin Advisory Services in 2003, Mr. Sahin was a research analyst in Franklin’s San Mateo, California office where he provided industry specific equity research of specialty retail companies. Mr. Taylor joined Franklin in 1996 and is currently a Senior Vice President and Portfolio Manager. He is a member of the Franklin Institutional Small Cap Value Equity Management team.

J.P. Morgan Investment Management Inc. (JP Morgan) is a Delaware corporation and is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. JP Morgan is located at 245 Park Avenue, New York, New York 10167. JP Morgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2009, JP Morgan together with its affiliated companies had approximately $1.2 trillion in assets under management.

The Balanced Portfolio is managed by Patrik Jakobson and Maddi Dessner. Mr. Jakobson, Managing Director of JP Morgan, joined the firm in 1987 and is a Senior Portfolio Manager for the US Global Multi-Asset Group. He is also a member of JP Morgan’s Global Strategy Team that is responsible for managing the group’s tactical allocation investment process and global portfolio strategy. Mrs. Dessner, Vice President of JP Morgan, joined the firm in 1995 and is a Portfolio Manager for the Global Multi-Asset Group based in New York. Mrs. Dessner is a CFA charterholder and holds NASD Series 7 and 63 licenses.

The Mid-Cap Growth Portfolio is managed by lead portfolio manager, Timothy Parton, and risk control manager, Christopher Jones. Mr. Parton is a portfolio manager in the U.S. Equity Group and has been an employee since 1986, managing a variety of small and mid cap portfolios. He has managed the U.S. Midcap Growth strategy since November 2001. Mr. Parton is a CFA charterholder. Mr. Jones, Chief Investment Officer of the Growth & Small Cap U.S. Equities Group is an employee since 1982. Mr. Jones has had fund management and analytical responsibilities on the team since 1986. He is a CFA charterholder.

Massachusetts Financial Services Company (MFS®) is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., a diversified financial services company. Net assets under the management of the MFS organization were approximately $180 billion as of January 31, 2010. MFS® is a registered trademark of Massachusetts Financial Services Company.

The MFS® Massachusetts Investors Trust Portfolio is managed by T. Kevin Beatty and Nicole Zatlyn. Mr. Beatty has been employed in the investment area of MFS since 2002. Ms. Zatlyn has been employed in the investment area of MFS since 2001. Each Portfolio Manager is primarily responsible for the day-to-day management of the Portfolio.

The MFS Total Return Portfolio is managed by an investment team led by Brooks A. Taylor. Additional team members include Steven R. Gorham, Nevin P. Chitkara, Michael W. Roberge, William P. Douglas, Richard O. Hawkins and Joshua P. Marston. Mr. Taylor has been employed in the investment area of MFS since 1996. Mr. Gorham has been employed in the investment area of MFS since 1992. Mr. Chitkara has been employed in the investment area of MFS since 1997. Mr. Roberge has been employed in the investment area of MFS since 1996. Mr. Douglas has been employed in the investment area of MFS since 2004. Mr. Hawkins has been employed in the investment area of MFS since 1988. Mr. Marston has been employed in the investment area of MFS since 1999. The portfolio managers’ primary roles are as follows: Mr. Taylor: Lead/Equity Securities Portfolio Manager; Mr. Gorham: Equity Securities Portfolio Manager; Mr. Chitkara: Equity Securities Portfolio Manager; Mr. Hawkins: Debt Securities Portfolio Manager; Mr. Roberge: Debt Securities Portfolio Manager; Mr. Douglas: Mortgage-Backed Debt Securities Portfolio Manager; Mr. Marston: Debt Securities Portfolio Manager.

Morgan Stanley Investment Management Inc. (MSIM) is a subsidiary of Morgan Stanley and conducts a worldwide

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portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM Inc. is located at 522 Fifth Avenue, New York, NY 10036. As of December 31, 2009, MSIM together with its affiliated asset management companies had approximately $395.3 billion in assets under management.

The International Diversified Equities Portfolio is managed by Ann Thivierge. Ms. Thivierge joined MSIM Inc. in 1986 and is currently a Managing Director and Portfolio Manager.

OppenheimerFunds, Inc. (Oppenheimer) has been an investment adviser since 1960. As of January 31, 2010, Oppenheimer, its subsidiaries and its controlled affiliates managed more than $160 billion in assets including Oppenheimer funds with more than 6 million shareholder accounts. Oppenheimer has its principal offices at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The Equity Opportunities Portfolio is co-managed by Manind Govil, CFA, Senior Vice President and Main Street Team Leader, and Anthony W. Gennaro, Jr., CFA, CPA, Vice President, since May 2009. Prior to joining Oppenheimer, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC, and Mr. Gennaro was sector manager for media, internet and telecom, and a co-portfolio manager for mid cap portfolios with RS Investment Management Co. LLC. The Capital Growth Portfolio is managed by Mr. Marc Baylin. Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

Pacific Investment Management Company LLC (“PIMCO”) provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of January 31, 2010, PIMCO had approximately $1,028 billion in assets under management. PIMCO’s address is 840 Newport Center Drive, Newport Beach, CA 92660.

The Total Return Bond Portfolio is managed by Chris P. Dialynas. Mr. Dialynas is a Managing Director in the Newport Beach office, portfolio manager, and a member of PIMCO’s Investment Committee. He has written extensively and lectured on the topic of fixed income investing. Mr. Dialynas served on the editorial board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He joined PIMCO in 1980. Mr. Dialynas has thirty-one years of investment experience.

PineBridge Investments LLC (PineBridge) is a Delaware limited liability company and is located at 70 Pine Street, New York, New York 10270. PineBridge is a wholly owned subsidiary of PineBridge Global Investments LLC, which is a wholly owned indirect subsidiary of Bridge Partners, L.P., a company owned by Pacific Century Group, an Asia-based private investment group. Pacific Century Group is majority owned by Mr. Li Tzar Kai, Richard. As of December 31, 2009, PineBridge managed approximately $87.3 billion in assets.

The High-Yield Bond Portfolio is managed by a team including Bryan Petermann, John Yovanovic, CFA, and Tim Lindvall, CFA. Mr. Petermann is Managing Director, Head of U.S. Public Fixed Income and Head of High Yield Investments for PineBridge. Mr. Petermann joined PineBridge as a research analyst with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in October 2003. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for PineBridge. Mr. Yovanovic joined PineBridge with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for PineBridge in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for PineBridge. Mr. Lindvall joined PineBridge in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

Putnam Investment Management, LLC (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of January 31, 2010, Putnam had approximately $112.67 billion in assets under management.

The Emerging Markets Portfolio is managed by Daniel Graña. Mr. Graña is a Managing Director and the Portfolio Manager of Putnam Emerging Markets Equity Fund and emerging markets equity institutional portfolios. Mr. Graña joined Putnam in 1999 as an Equity Research Analyst, covering the emerging market, financial, and consumer goods sectors. He was promoted to his current role in 2003. A CFA charterholder, Mr. Graña has been in the investment industry since 1993.

The International Growth and Income Portfolio is managed by Darren A. Jaroch. Mr. Jaroch is a Vice President and Portfolio Manager responsible for all global and international value institutional portfolios. He is also Portfolio Manager of Putnam International Value Fund. A CFA charterholder, Mr. Jaroch joined Putnam as a Quantitative Analyst in 1999 and has been in the investment industry since 1996.

Templeton Investment Counsel, LLC (Templeton) is a Delaware limited liability company located at 500 E. Broward

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Management

Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of January 31, 2010, Franklin Templeton Investments managed approximately $548 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The Foreign Value Portfolio is managed by an investment team led by Antonio T. Docal. Back-up portfolio managers of the Portfolio include Tina Sadler and Gary P. Motyl. Mr. Docal joined Templeton in 2001 and is currently Senior Vice President, Portfolio Manager. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, Massachusetts from 1994 to 2001. He holds the Chartered Financial Analyst designation. Mr. Docal is the lead portfolio manager of this Portfolio. Ms. Sadler joined Templeton in 1997 and is currently a Vice President and Portfolio Manager. She holds the Chartered Financial Analyst designation. Mr. Motyl joined Templeton in 1981 and is currently the Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel LLC. Mr. Motyl manages several institutional mutual funds and separate account portfolios. He holds the Chartered Financial Analyst designation.

Wells Capital Management Incorporated (Wells Capital) is a California corporation located at 525 Market Street, San Francisco, CA 94105. Wells Capital provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of December 31, 2009, Wells Capital managed assets aggregating in excess of $373 billion.

The Aggressive Growth Portfolio is managed by an investment team comprised of Jerome C. Philpott, CFA, Stuart O. Roberts and Lance Marx, CFA. Mr. Philpott is Managing Director and a Senior Portfolio Manager for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team 1991. Mr. Roberts is a Senior Portfolio Manager for Wells Capital Montgomery Growth Equity Team He founded the Montgomery Growth Equity Team 1990. Mr. Marx serves as an Assistant Portfolio Manager and Senior Analyst for the Wells Capital Montgomery Growth Equity Team. He joined the Montgomery Growth Equity Team in 2001. The Montgomery Growth Equity Team was acquired by Wells Capital in 2003.

Information about the Distributor

SunAmerica Capital Services, Inc. (the “Distributor”) distributes each Portfolio’s shares and incurs the expenses of distributing the Portfolios’ shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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Account Information

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under Variable Contracts offered by life insurance companies affiliated with SAAMCo, the Trust’s investment adviser and manager. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. This Prospectus offers Class 1 or Class 3 shares of certain Portfolios. Certain classes of shares are offered only to existing contract owners and are not available to new investors. In addition, not all Portfolios are available to all contract owners.

You should be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service (12b-1) Plan

Class 3 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios’ Class 3 shares. Because these fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares.  The net asset value per share (“NAV”) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange.

A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios’ shares may change on days when the Trust is not open for purchases or redemptions.

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Account Information

Buy and sell prices.  The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class 3 shares are subject to service fees pursuant to a Rule 12b-1 plan.

Execution of requests.  The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios.

The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing.

Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies – Valuation of Shares”).

Shares of the Portfolios are generally held through Separate Accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the Separate Accounts to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. In situations in which the Trust becomes aware of possible market timing activity, it will notify the Separate Account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Account may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract. Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

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Account Information

Dividend Policies and Taxes

Distributions.  Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

Distribution Reinvestments.  The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

Taxability of a Portfolio.  Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the life insurance companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the life insurance companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

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Financial Highlights

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Class 1 or Class 3 Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s Annual Report to shareholders, which is available upon request.

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average	Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000’s)	net assets		net assets	turnover

Cash Management Portfolio — Class 1
01/31/06	$10.69	$0.32	$—	$0.32	$(0.09)	$—	$(0.09)	$10.92	3.04%	$191,254	0.54%		2.91%	—%
01/31/07	10.92	0.52	(0.01)	0.51	(0.28)	—	(0.28)	11.15	4.71	216,529	0.50		4.63	—
01/31/08	11.15	0.54	(0.06)	0.48	(0.42)	—	(0.42)	11.21	4.35	293,097	0.51		4.81	—
01/31/09	11.21	0.23	(0.13)	0.10	(0.34)	—	(0.34)	10.97	0.94	301,076	0.49		2.03	—
01/31/10	10.97	(0.01)	0.00	(0.01)	(0.27)	—	(0.27)	10.69	(0.05)	184,424	0.51		(0.05)	—

Corporate Bond Portfolio — Class 1
01/31/06	12.02	0.62	(0.44)	0.18	(0.55)	—	(0.55)	11.65	1.60	280,564	0.62		5.23	44
01/31/07	11.65	0.65	0.02	0.67	(0.53)	—	(0.53)	11.79	5.82	285,098	0.60		5.53	41
01/31/08	11.79	0.65	0.10	0.75	(0.48)	—	(0.48)	12.06	6.46	289,694	0.59		5.42	29
01/31/09	12.06	0.74	(1.56)	(0.82)	(0.52)	—	(0.52)	10.72	(6.55)	222,114	0.59		6.41	59
01/31/10	10.72	0.87	2.33	3.20	(0.77)	—	(0.77)	13.15	30.18	260,596	0.59		7.18	33
High-Yield Bond Portfolio — Class 3
01/31/06	7.28	0.54	0.17	0.71	(0.75)	—	(0.75)	7.24	10.41	54,144	0.99	(1)	7.48 (1)	71
01/31/07	7.24	0.51	0.35	0.86	(0.58)	—	(0.58)	7.52	12.19	92,275	0.93		6.95	60
01/31/08	7.52	0.54	(0.73)	(0.19)	(0.55)	—	(0.55)	6.78	(2.87)	100,290	0.99		7.44	78
01/31/09	6.78	0.60	(2.40)	(1.80)	(0.70)	—	(0.70)	4.28	(27.71)	89,967	1.01		10.29	66
01/31/10	4.28	0.51	1.13	1.64	(0.45)	—	(0.45)	5.47	38.88	135,691	0.99		10.25	112
Total Return Bond Portfolio — Class 1
01/31/06	7.68	0.52	0.10	0.62	(0.63)	—	(0.63)	7.67	8.49	80,462	0.97		6.69	48
01/31/07	7.67	0.48	0.13	0.61	(0.60)	—	(0.60)	7.68	8.27	74,677	0.97		6.26	42
01/31/08	7.68	0.52	(0.07)	0.45	(0.52)	—	(0.52)	7.61	5.90	66,587	0.97		6.66	33
01/31/09	7.61	0.31	0.07	0.38	(0.27)	—	(0.27)	7.72	5.31	78,982	0.81		4.14	348
01/31/10	7.72	0.28	0.72	1.00	(0.16)	—	(0.16)	8.56	13.05	115,667	0.68		3.45	177

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Gross of custody credits of 0.01%.

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Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000’s)	net assets		net assets		turnover

Balanced Portfolio — Class 1
01/31/06	$13.82	$0.31	$0.30	$0.61	$(0.35)	$—	$(0.35)	$14.08	4.55	%(2)	$224,250	0.73	%(1)	2.16	%(1)	227%
01/31/07	14.08	0.36	1.10	1.46	(0.41)	—	(0.41)	15.13	10.46		191,204	0.74		2.50		141
01/31/08	15.13	0.38	(0.26)	0.12	(0.46)	—	(0.46)	14.79	0.61	(4)	152,768	0.78	(1)	2.45	(1)	74
01/31/09	14.79	0.34	(4.20)	(3.86)	(0.48)	—	(0.48)	10.45	(26.36)		86,808	0.80	(1)	2.52	(1)	91
01/31/10	10.45	0.25	2.55	2.80	(0.42)	—	(0.42)	12.83	26.80		93,954	0.84	(1)	2.08	(1)	108

MFS Total Return Portfolio — Class 3
01/31/06	17.52	0.38	0.52	0.90	(0.35)	(0.85)	(1.20)	17.22	5.50		205,505	0.96	(1)	2.22	(1)	44
01/31/07	17.22	0.44	1.48	1.92	(0.39)	(0.61)	(1.00)	18.14	11.46		332,382	0.96	(1)	2.58	(1)	51
01/31/08	18.14	0.43	(0.34)	0.09	(0.45)	(0.87)	(1.32)	16.91	0.12	(3)	434,923	0.96	(1)	2.38	(1)	58
01/31/09	16.91	0.40	(4.42)	(4.02)	(0.48)	(1.09)	(1.57)	11.32	(24.54)		312,173	0.97	(1)	2.71	(1)	56
01/31/10	11.32	0.33	2.32	2.65	(0.47)	—	(0.47)	13.50	23.40		363,791	0.97	(1)	2.60	(1)	38

Equity Index Portfolio — Class 1
01/31/06	10.05	0.14	0.84	0.98	(0.17)	—	(0.17)	10.86	9.86		41,634	0.55	(5)(6)	1.30	(5)(6)	2
01/31/07	10.86	0.16	1.34	1.50	(0.18)	—	(0.18)	12.18	13.89		37,909	0.55	(5)	1.38	(5)	2
01/31/08	12.18	0.18	(0.49)	(0.31)	(0.20)	—	(0.20)	11.67	(2.76)		30,261	0.55	(5)	1.44	(5)	2
01/31/09	11.67	0.18	(4.66)	(4.48)	(0.22)	—	(0.22)	6.97	(38.73)		15,907	0.55	(5)	1.74	(5)	4
01/31/10	6.97	0.14	2.11	2.25	(0.22)	—	(0.22)	9.00	32.31		17,029	0.55	(5)	1.68	(5)	3

Equity Opportunities Portfolio — Class 1
01/31/06	16.06	0.25	1.09	1.34	(0.26)	—	(0.26)	17.14	8.50		176,962	0.76	(1)	1.46	(1)	55
01/31/07	17.14	0.28	2.35	2.63	(0.30)	(0.21)	(0.51)	19.26	15.51		157,526	0.76	(1)	1.54	(1)	59
01/31/08	19.26	0.19	(1.25)	(1.06)	(0.35)	(1.96)	(2.31)	15.89	(7.05)		110,739	0.88	(1)	1.00	(1)	170
01/31/09	15.89	0.11	(5.97)	(5.86)	(0.23)	(2.82)	(3.05)	6.98	(40.05)		50,402	1.00		0.88		142
01/31/10	6.98	0.07	2.76	2.83	(0.12)	—	(0.12)	9.69	40.50		57,061	1.03		0.81		147

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Balanced Class 1	0.02%	—%	0.01%	0.01%	0.00%
MFS Total Return Class 3	0.01	0.01	0.00	0.01	0.01
Equity Opportunities Class 1	0.05	0.04	0.03	—	—

(2)	The Portfolio’s total return was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s total return was increased by less than 0.01% from payment by an affiliate.
(4)	The Portfolio’s total return was increased by less than 0.01% from gains on disposal of investments in violation of investment restrictions.
(5)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

	Expenses					Net Investment Income (Loss)
	1/06(3)	1/07	1/08	1/09	1/10	1/06(3)	1/07	1/08	1/09	1/10

Equity Index Class 1	0.63%	0.67%	0.70%	0.81%	0.87%	1.24%	1.28%	1.29%	1.48%	1.36%

(6)	Net of custody credits of 0.01%

74
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends								Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset				Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value			Net Assets	expenses		income
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total		end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**		period (000s)	net assets		net assets		turnover

Davis Venture Value Portfolio — Class 1
01/31/06	$25.94	$0.28	$3.25	$3.53	$(0.28)	$—	$(0.28)	$29.19	13.71%		$1,819,150	0.76	%(1)	1.03	%(1)	14%
01/31/07	29.19	0.28	4.06	4.34	(0.31)	—	(0.31)	33.22	14.96	(2)	1,720,746	0.76	(1)	0.91	(1)	16
01/31/08	33.22	0.41	(0.51)	(0.10)	(0.31)	(1.54)	(1.85)	31.27	(0.80)		1,348,011	0.77	(1)	1.21	(1)	14
01/31/09	31.27	0.29	(12.30)	(12.01)	(0.48)	(4.11)	(4.59)	14.67	(41.35	)(3)	606,016	0.78	(1)	1.12	(1)	16
01/31/10	14.67	0.15	6.00	6.15	(0.30)	(0.44)	(0.74)	20.08	41.94		700,922	0.77	(1)	0.81	(1)	14

Alliance Growth Portfolio — Class 1
01/31/06	18.08	0.02	5.07	5.09	(0.08)	—	(0.08)	23.09	28.23		878,869	0.66	(1)	0.10	(1)	66
01/31/07	23.09	0.01	(0.59)	(0.58)	(0.03)	—	(0.03)	22.48	(2.52)		640,828	0.66	(1)	0.07	(1)	91
01/31/08	22.48	0.04	(0.04)	0.00	(0.01)	—	(0.01)	22.47	(0.00)		470,282	0.66	(1)	0.15	(1)	110
01/31/09	22.47	0.09	(8.31)	(8.22)	(0.03)	—	(0.03)	14.22	(36.59)		227,852	0.68	(1)	0.43	(1)	98
01/31/10	14.22	0.16	5.39	5.55	(0.11)	—	(0.11)	19.66	39.01		257,596	0.68	(1)	0.91	(1)	98

MFS Massachusetts Investors Trust Portfolio — Class 3
01/31/06	11.43	0.05	1.32	1.37	(0.07)	—	(0.07)	12.73	12.04		49,378	1.03	(1)	0.37		45
01/31/07	12.73	0.10	1.35	1.45	(0.06)	—	(0.06)	14.12	11.45		57,649	1.03	(1)	0.73	(1)	27
01/31/08	14.12	0.08	0.29	0.37	(0.14)	—	(0.14)	14.35	2.56	(4)	53,153	1.03	(1)	0.55	(1)	23
01/31/09	14.35	0.13	(4.94)	(4.81)	(0.10)	—	(0.10)	9.44	(33.62)		68,881	1.04	(1)	1.05	(1)	33
01/31/10	9.44	0.11	2.84	2.95	(0.12)	—	(0.12)	12.27	31.30		118,375	1.04	(1)	0.95	(1)	37

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

Davis Venture Value Class 1	0.01%	0.00%	0.00%	0.00%	0.00%
Alliance Growth Class 1	0.02	0.01	0.01	0.01	0.01
MFS Massachusetts Investors Trust Class 3	0.01	0.01	0.01	0.01	0.01

(2)	The Portfolio’s performance figure was increased by 0.07% from gains on the disposal of investments in violation of investment restrictions.
(3)	The Portfolio’s performance figure was increased by 0.04% from gains on the disposal of investments in violation of investment restrictions.
(4)	The Portfolio’s total return was increased by less than 0.01% from a payment by an affiliate.

75
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses to		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	average net		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	assets		net assets		turnover

Small Company Value Portfolio — Class 3
01/31/06	$16.88	$(0.08)	$1.35	$1.27	$(0.11)	$(0.94)	$(1.05)	$17.10	8.55%	$110	1.85%	(1)	(0.54	)%(1)	16%
01/31/07	17.10	(0.03)	2.02	1.99	—	(1.33)	(1.33)	17.76	12.24	28,910	1.85	(1)	(0.19	)(1)	7
01/31/08	17.76	0.05	(1.97)	(1.92)	—	(0.23)	(0.23)	15.61	(10.95)	83,478	1.45	(1)	0.33	(1)	3
01/31/09	15.61	0.08	(6.49)	(6.41)	(0.03)	(0.17)	(0.20)	9.00	(41.36)	78,203	1.37		0.62		11
01/31/10	9.00	0.07	4.01	4.08	(0.07)	—	(0.07)	13.01	45.26	120,340	1.36		0.64		6

Mid-Cap Growth Portfolio — Class 3
01/31/06	8.68	(0.05)	1.10	1.05	—	—	—	9.73	12.10%	75,391	1.07	(2)	(0.58	)(2)	83
01/31/07	9.73	0.00	0.09	0.09	—	—	—	9.82	0.92	84,072	1.08	(2)	0.01	(2)	143
01/31/08	9.82	(0.07)	0.17	0.10	0.00	—	—	9.92	1.05	87,948	1.12	(2)	(0.64	)(2)	185
01/31/09	9.92	(0.06)	(3.93)	(3.99)	—	—	—	5.93	(40.22)	52,570	1.13	(2)	(0.65	)(2)	97
01/31/10	5.93	(0.04)	2.56	2.52	—	—	—	8.45	42.50	70,516	1.14	(2)	(0.49	)(2)	84

Aggressive Growth Portfolio — Class 1
01/31/06	10.10	0.01	1.50	1.51	—	—	—	11.61	14.95	174,880	0.79	(2)	0.05	(2)	121
01/31/07	11.61	0.07	1.31	1.38	(0.01)	—	(0.01)	12.98	11.92	150,208	0.81	(2)	0.56	(2)	298
01/31/08	12.98	0.04	(1.39)	(1.35)	(0.08)	—	(0.08)	11.55	(10.51)	102,998	0.80	(2)	0.31	(2)	143
01/31/09	11.55	0.01	(5.94)	(5.93)	(0.06)	—	(0.06)	5.56	(51.41)	40,566	0.88	(2)	(0.02	)(2)	943
01/31/10	5.56	(0.01)	2.33	2.32	(0.01)	—	(0.01)	7.87	41.72	47,230	0.95	(2)	(0.20	)(2)	238

Small & Mid Cap Value Portfolio Class 3
01/31/06	15.23	0.02	2.28	2.30	—	(0.06)	(0.06)	17.47	15.18	208,937	1.31	(2)	0.08	(2)	33
01/31/07	17.47	0.10	1.60	1.70	(0.01)	(1.02)	(1.03)	18.14	10.12	291,463	1.25	(2)	0.58	(2)	41
01/31/08	18.14	0.04	(0.63)	(0.59)	(0.08)	(0.82)	(0.90)	16.65	(3.76)	343,154	1.25	(2)	0.21	(2)	27
01/31/09	16.65	0.09	(6.57)	(6.48)	(0.03)	(1.19)	(1.22)	8.95	(40.55)	249,651	1.25	(2)	0.55	(2)	46
01/31/10	8.95	0.03	4.95	4.98	(0.07)	(0.44)	(0.51)	13.42	55.64	366,031	1.26	(2)	0.23	(2)	62

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

				Net Investment
	Expenses			Income (Loss)
	1/06	1/07	1/08	1/06(2)	1/07	1/08

Small Company Value Class 3	2.03%	1.53%	1.44%	(0.72)%	0.13%	0.33%

(2)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10
Mid-Cap Growth Class 3	0.03%	0.02%	0.01%	0.01%	0.01%
Aggressive Growth Class 1	0.05	0.03	0.05	0.14	0.02
Small & Mid-Cap Value Class 3	0.03	0.02	0.01	0.02	0.02

76
SunAmerica Series Trust

Financial Highlights

			Net realized		Dividends	Dividends							Ratio of net
	Net Asset	Net	& unrealized	Total	declared	from net		Net Asset			Ratio of		investment
	Value	investment	gain (loss)	from	from net	realized		Value		Net Assets	expenses		income (loss)
Period	beginning	income	on	investment	investment	gain on	Total	end of	Total	end of	to average		to average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	period (000s)	net assets		net assets		turnover

International Growth and Income Portfolio — Class 1
01/31/06	$11.73	$0.21	$2.50	$2.71	$(0.11)	$—	$(0.11)	$14.33	23.25%	$283,464	1.10	%(1)	1.68	%(1)	79%
01/31/07	14.33	0.33	2.73	3.06	(0.21)	(0.20)	(0.41)	16.98	21.57	316,711	1.03	(1)	2.16	(1)	97
01/31/08	16.98	0.34	(0.76)	(0.42)	(0.30)	(2.13)	(2.43)	14.13	(4.80)	255,827	1.04	(1)	1.97	(1)	86
01/31/09	14.13	0.34	(6.63)	(6.29)	(0.38)	(1.34)	(1.72)	6.12	(47.06)	94,649	1.03	(1)(2)	2.92	(1)(2)	103
01/31/10	6.12	0.16	2.10	2.26	—	—	—	8.38	36.93	103,000	1.00	(1)(2)	2.15	(1)(2)	133

International Diversified Equities Portfolio Class 3
01/31/06	7.62	0.08	1.72	1.80	(0.11)	—	(0.11)	9.31	23.83	178,666	1.34		1.05		19
01/31/07	9.31	0.14	1.43	1.57	(0.02)	—	(0.02)	10.86	16.92	271,514	1.19		1.49		13
01/31/08	10.86	0.15	0.27	0.42	(0.23)	—	(0.23)	11.05	3.59	316,329	1.24		1.25		27
01/31/09	11.05	0.17	(4.63)	(4.46)	(0.32)	(0.25)	(0.57)	6.02	(41.23)	184,083	1.24		1.84		43
01/31/10	6.02	0.11	2.15	2.26	(0.08)	—	(0.08)	8.20	37.53	217,249	1.22		1.45		34

Emerging Markets Portfolio Class 1
01/31/06	11.55	0.22	5.99	6.21	(0.05)	—	(0.05)	17.71	53.84	177,187	1.51	(1)	1.58	(1)	147
01/31/07	17.71	0.20	2.44	2.64	(0.18)	(3.05)	(3.23)	17.12	17.92	173,451	1.40	(1)	1.20	(1)	184
01/31/08	17.12	0.15	4.23	4.38	(0.41)	(2.75)	(3.16)	18.34	23.01	177,869	1.39	(1)	0.77	(1)	180
01/31/09	18.34	0.16	(8.80)	(8.64)	(0.27)	(5.19)	(5.46)	4.24	(54.12)	60,354	1.40	(1)	1.27	(1)	152
01/31/10	4.24	0.07	3.19	3.26	—	—	—	7.50	76.89	99,502	1.30	(1)	1.07	(1)	224

Foreign Value Portfolio Class 3
01/31/06	14.45	0.21	2.29	2.50	—	(0.02)	(0.02)	16.93	17.35	322,494	1.25	(1)	1.41	(1)	8
01/31/07	16.93	0.34	3.42	3.76	(0.17)	(0.25)	(0.42)	20.27	22.48	453,154	1.17	(1)	1.87	(1)	13
01/31/08	20.27	0.46	0.37	0.83	(0.38)	(0.64)	(1.02)	20.08	3.60	479,838	1.20	(1)	2.13	(1)	16
01/31/09	20.08	0.45	(8.70)	(8.25)	(0.50)	(1.47)	(1.97)	9.86	(42.80)	284,008	1.20	(1)	2.80	(1)	8
01/31/10	9.86	0.24	3.60	3.84	(0.33)	(0.33)	(0.66)	13.04	38.61	387,708	1.18		1.98		25

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.

(1)	Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	1/06	1/07	1/08	1/09	1/10

International Growth and Income Class 1	0.03%	0.01%	0.00%	0.01%	0.01%
Emerging Markets Class 1	0.10	0.06	0.02	0.05	0.07
Foreign Value Class 3	0.01	0.00	0.00	0.00	—

(2)	During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

			Net Investment
	Expenses		Income (Loss)
	1/09(1)	1/10(1)	1/09(1)	1/10(1)

International Growth and Income Class 1	1.04%	1.05%	2.91%	2.10%

77
SunAmerica Series Trust

For More Information

Once available, the following documents will contain more information about the Portfolios and will be available free of charge upon request:

Annual/Semi-Annual Reports for the Portfolios. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI) for the Portfolios. Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.

The Trust’s SAI and Annual/Semi-annual Reports are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http:// www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

The Trust’s Investment Company Act File No: 811-7238

78
SunAmerica Series Trust